                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7556
                                  ---------------------------------------------

                      Liberty Variable Investment Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                              Russell L. Kane, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-426-3363
                                                   ----------------------------

Date of fiscal year end: December 31, 2003
                        --------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

ANNUAL REPORT
DECEMBER 31, 2003

[GRAPHIC]

LIBERTY VARIABLE INVESTMENT TRUST


2003 ANNUAL REPORT
LIBERTY VARIABLE INVESTMENT TRUST

PRESIDENT'S MESSAGE
Liberty Variable Investment Trust


Dear Shareholder:

After three years of disappointment, the recovery in the US economy came as a welcome relief. However, 2003 did not start on a strong note. During the first four months of the 12-month period that ended December 31, 2003, the overall mood of the country was restrained as war loomed, the US economy struggled to maintain positive growth and the job picture worsened.

By May, many of the uncertainties that had plagued the economy showed signs of dissipating and the stage was finally set for a full-blown economic recovery. An end to the major military conflicts of the war with Iraq boosted consumer confidence. Corporations began to report significantly higher profits. The Federal Reserve Board cut short-term interest rates to a 45-year low of 1%--and promised to keep rates low until the economy was on solid ground. A tax package provided financial stimulus, which began to work its way into the economy during the summer months. Many economists grew optimistic that official gross domestic product (GDP) figures would reflect this renewed vigor. Yet, no one seemed prepared for how extraordinary that growth might be--8.2% in the third quarter, with estimates of 4% to 5% growth in the fourth quarter. The business sector had finally kicked into gear. Industrial production rose in the second half of 2003 and business spending--especially on technology-related items--showed strength. Even the labor market improved by year-end, with unemployment declining to 5.9% from a peak of 6.4% earlier in the year.

The US financial markets anticipated the economy's rebound and many sectors picked up in advance of the most positive economic news. The US stock market came to life at the end of March. It suffered modest reversals as the period commenced, but generally speaking, the direction was upward. The S&P 500 Index returned 28.68% for the 12-month period as all major sectors of the market benefited from renewed investor enthusiasm and rising corporate profits. Foreign stock markets reported even higher gains. The MSCI EAFE Index rose 38.59% and the MSCI AC Free Asia ex Japan Index returned 46.98%.

Most sectors of the US bond market also delivered positive returns for the calendar year, but they experienced extraordinary volatility as interest rates fell to historical lows, rose sharply as the economy improved and then came back down in the final months of 2003. High-yield bonds led the fixed-income markets. In fact, many high-yield bond funds outperformed stocks during the period. The debt of companies that had been beaten down over the past three years got the biggest boost as investors gained confidence that their prospects could improve with a stronger economy and a more accommodating climate in which to refinance debt at lower interest rates. Treasury and mortgage bonds suffered most from the shift in interest rates. Municipal bonds, however, held onto solid gains by the end of the period. Money market fund yields fell below 1%, reflecting historically low short-term interest rates.

The recent rebound in economies and markets around the world serves as a strong reminder that a diversified portfolio offers an investor the opportunity to participate in the returns of a variety of markets over time. We encourage you to speak with your financial professional about the diversification opportunities offered by your annuity. And, we encourage you to read the following reports, which provide more detailed information about the performance and strategies used by individual portfolio managers.

Sincerely,

/s/ Joseph R. Palombo
Joseph R. Palombo
President

                                                     Not FDIC    May Lose Value
                                                     Insured   No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE AT A GLANCE
Liberty Variable Investment Trust

                                                                         AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)
                                                                    INCEPTION      1-YEAR      5-YEAR      10-YEAR     LIFE
---------------------------------------------------------------------------------------------------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
Colonial Small Cap Value Fund, Variable Series -- Class A             5/19/98       39.30       12.56           --     8.33
Colonial Strategic Income Fund, Variable Series -- Class A             7/5/94       18.54        6.32           --     7.93
Columbia High Yield Fund, Variable Series -- Class A                   3/3/98       12.37        5.03           --     5.95
Columbia International Fund, Variable Series -- Class A                5/2/94       35.54        0.36           --     1.63
Columbia Real Estate Equity Fund, Variable Series -- Class A           3/3/98       33.69       12.09           --     8.39
Liberty All-Star Equity Fund, Variable Series -- Class A             11/17/97       40.91        0.92           --     3.75
Liberty Equity Fund, Variable Series -- Class A                       1/11/93       24.14       -1.70         8.72       --
Liberty Growth & Income Fund, Variable Series -- Class A               7/5/94       19.79        1.52           --    11.57
Liberty S&P 500 Index Fund, Variable Series -- Class A                5/30/00       27.80          --           --    -5.22
Liberty Select Value Fund, Variable Series -- Class A                 5/30/00       27.61          --           --     7.78
Newport Tiger Fund, Variable Series -- Class A                         5/1/95       44.79        6.80           --     1.63

Past performance does not guarantee future results. Current performance may be lower or higher than the performance data provided. For current month-end performance information, please contact your insurance company.

TABLE OF CONTENTS
Liberty Variable Investment Trust

PORTFOLIO MANAGERS' DISCUSSIONS
   Colonial Small Cap Value Fund, Variable Series                             2
   Colonial Strategic Income Fund, Variable Series                           18
   Columbia High Yield Fund, Variable Series                                 39
   Columbia International Fund, Variable Series                              55
   Columbia Real Estate Equity Fund, Variable Series                         70
   Liberty All-Star Equity Fund, Variable Series                             83
   Liberty Equity Fund, Variable Series                                      99
   Libery Growth & Income Fund, Variable Series                             113
   Liberty S&P 500 Index Fund, Variable Series                              127
   Liberty Select Value Fund, Variable Series                               146
   Newport Tiger Fund, Variable Series                                      159

FINANCIAL STATEMENTS
   Colonial Small Cap Value Fund, Variable Series                             4
   Colonial Strategic Income Fund, Variable Series                           20
   Columbia High Yield Fund, Variable Series                                 41
   Columbia International Fund, Variable Series                              57
   Columbia Real Estate Equity Fund, Variable Series                         72
   Liberty All-Star Equity Fund, Variable Series                             85
   Liberty Equity Fund, Variable Series                                     101
   Libery Growth & Income Fund, Variable Series                             115
   Liberty S&P 500 Index Fund, Variable Series                              129
   Liberty Select Value Fund, Variable Series                               148
   Newport Tiger Fund, Variable Series                                      161

                Must be preceded or accompanied by a prospectus.
                     Columbia Funds Distributor, Inc. 2/2004

LIBERTY VARIABLE INVESTMENT TRUST


                                Liberty Variable
                                Investment Trust

PORTFOLIO MANAGER'S DISCUSSION
Colonial Small Cap Value Fund, Variable Series / December 31, 2003

Colonial Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller capitalization equities.

Stephen Barbaro has managed the fund since June 2002.

For the year ended December 31, 2003, the fund delivered strong returns in line with its benchmark, the S&P SmallCap 600/Barra Value Index, as stocks rose sharply. The stock market's gains were propelled by an improving economy, strong consumer spending and continued low interest rates. Small-cap stocks led the market, benefiting from improved prospects that made bankers more willing to offer financing at reasonable rates. Lower-quality stocks dominated the market's gains, as many companies bounced back from the verge of bankruptcy in the first half of the year. Higher-quality stocks regained favor in the second half of the year.

HIGH-QUALITY BIAS AND GOOD SECTOR ALLOCATION HELPED PERFORMANCE
The fund maintained its focus on companies with strong competitive and financial positions, good earnings growth prospects and reasonable stock valuations. Our strategy was rewarded during the period as investors began to move away from more speculative stocks and focused on higher-quality stocks with the potential to do well in a steadily improving economy.

STRONGEST RETURNS CAME FROM ECONOMICALLY-SENSITIVE AND FINANCE STOCKS
The fund's biggest gains came from industrial and technology stocks, both of which had suffered sharp declines during the recession but made strong comebacks as the economy improved. In the industrial sector, the fund benefited from strong stock selection among machinery and equipment, transportation, business services and construction stocks. Within the technology sector, the fund owned a mix of software and hardware names, including semiconductor stocks, which did quite well. Many industrials and technology stocks with overseas sales also benefited from the weak US dollar. The fund was underweight in thrifts and real estate investment trusts, both of which trailed other financials. Our focus was on banks, insurance companies and specialty finance stocks.

DISCIPLINED STOCK SELECTION DRIVES RETURNS FOR HEALTH CARE AND CONSUMER SECTORS Consumer discretionary and health care stocks generated strong absolute returns for the fund, even though we did not own what turned out to be the best performers in each sector. In the consumer discretionary sector, we maintained our focus on stocks with attractive valuations, which meant we did not hold some of the more expensive stocks that posted the biggest gains. Our investments, which included retailers and restaurants with attractive valuations, did, however, fare well. In the health care sector, we avoided speculative biotechnology stocks, which were especially strong gainers in the first half of the year, as well as hospitals. Our investments included nursing homes, specialty medical facilities and health maintenance organizations, which moved up nicely during the year.

ECONOMY EXPECTED TO PLAY A KEY ROLE IN 2004
We expect the economy to continue to recover in 2004, providing a favorable environment for the stock market. However, we expect that the pace of any gains could slow as the recovery unfolds and interest rates edge higher. We believe small-cap stocks remain reasonably valued and have the potential to participate fully in any rally. We plan to maintain an economically-sensitive tilt to the portfolio, focusing on small-cap companies with strong balance sheets, market leadership positions and good earnings prospects.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

Investing in Colonial Small Cap Value Fund, Variable Series may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

PERFORMANCE INFORMATION
Colonial Small Cap Value Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                     1-YEAR   5-YEAR     LIFE
-------------------------------------------------------------
Class A (5/19/98)                     39.30    12.56     8.33
S&P SmallCap 600/Barra
 Value Index(1)                       40.06    11.03     7.45

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)         12/31/02        12/31/03
--------------------------------------------------------------
Class A                                 10.48           14.23

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/19/98 - 12/31/03

Class A: $15,676

                 CLASS A SHARES     S&P SMALLCAP 600/BARRA VALUE INDEX
    5/1998             $ 10,000                               $ 10,000
 5/31/1998             $ 10,020                               $ 10,000
 6/30/1998             $ 10,050                               $  9,995
 7/31/1998             $  9,120                               $  9,070
 8/31/1998             $  7,201                               $  7,434
 9/30/1998             $  7,461                               $  7,829
10/31/1998             $  7,881                               $  8,171
11/30/1998             $  8,401                               $  8,520
12/31/1998             $  8,675                               $  8,855
 1/31/1999             $  8,464                               $  8,753
 2/28/1999             $  7,626                               $  8,040
 3/31/1999             $  7,525                               $  8,009
 4/30/1999             $  8,030                               $  8,707
 5/31/1999             $  8,354                               $  9,055
 6/30/1999             $  8,788                               $  9,604
 7/31/1999             $  8,778                               $  9,454
 8/31/1999             $  8,324                               $  9,057
 9/30/1999             $  8,273                               $  8,891
10/31/1999             $  8,313                               $  8,685
11/30/1999             $  8,545                               $  8,879
12/31/1999             $  9,226                               $  9,123
 1/31/2000             $  8,640                               $  8,656
 2/29/2000             $  9,216                               $  9,047
 3/31/2000             $  9,358                               $  9,381
 4/30/2000             $  9,459                               $  9,446
 5/31/2000             $  9,317                               $  9,292
 6/30/2000             $  9,702                               $  9,559
 7/31/2000             $  9,793                               $  9,747
 8/31/2000             $ 10,582                               $ 10,317
 9/30/2000             $ 10,582                               $ 10,296
10/31/2000             $ 10,633                               $ 10,346
11/30/2000             $  9,874                               $  9,662
12/31/2000             $ 10,969                               $ 11,026
 1/31/2001             $ 11,071                               $ 11,899
 2/28/2001             $ 10,744                               $ 11,397
 3/31/2001             $ 10,570                               $ 10,923
 4/30/2001             $ 11,358                               $ 11,581
 5/31/2001             $ 11,695                               $ 11,877
 6/30/2001             $ 11,777                               $ 12,332
 7/31/2001             $ 11,849                               $ 12,216
 8/31/2001             $ 11,614                               $ 12,019
 9/30/2001             $ 10,226                               $ 10,298
10/31/2001             $ 10,462                               $ 10,769
11/30/2001             $ 11,167                               $ 11,630
12/31/2001             $ 11,990                               $ 12,470
 1/31/2002             $ 12,083                               $ 12,703
 2/28/2002             $ 12,321                               $ 12,648
 3/31/2002             $ 13,182                               $ 13,747
 4/30/2002             $ 13,421                               $ 14,310
 5/31/2002             $ 13,006                               $ 13,767
 6/30/2002             $ 12,591                               $ 13,152
 7/31/2002             $ 11,056                               $ 11,013
 8/31/2002             $ 11,305                               $ 10,999
 9/30/2002             $ 10,531                               $ 10,190
10/31/2002             $ 10,749                               $ 10,394
11/30/2002             $ 11,581                               $ 10,956
12/31/2002             $ 11,255                               $ 10,665
 1/31/2003             $ 10,912                               $ 10,225
 2/28/2003             $ 10,353                               $  9,847
 3/31/2003             $ 10,385                               $  9,816
 4/30/2003             $ 11,202                               $ 10,704
 5/31/2003             $ 12,126                               $ 11,702
 6/30/2003             $ 12,384                               $ 12,050
 7/31/2003             $ 13,039                               $ 12,639
 8/31/2003             $ 13,630                               $ 13,247
 9/30/2003             $ 13,509                               $ 12,812
10/31/2003             $ 14,598                               $ 13,954
11/30/2003             $ 15,174                               $ 14,530
12/31/2003             $ 15,676                               $ 14,940

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The S&P Small Cap 600/Barra Value Index is an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the S&P SmallCap 600 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from May 31, 1998.

INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / December 31, 2003

                                                        SHARES         VALUE
                                                     ------------   ------------
COMMON STOCKS--97.4%
CONSUMER DISCRETIONARY--16.0%
AUTO COMPONENTS--1.2%
BorgWarner, Inc.                                            4,500   $    382,815
Federal Signal Corp.                                        5,546         97,166
Modine Manufacturing Co.                                    6,950        187,511
Standard Motor Products, Inc.                              15,800        191,970
                                                                    ------------
                                                                         859,462
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--3.0%
Bally Total Fitness Holding Corp. (a)                      29,100        203,700
Bob Evans Farms, Inc.                                       3,941        127,925
Buffalo Wild Wings, Inc. (a)                                5,700        147,915
Landry's Restaurants, Inc.                                 15,250        392,230
Lone Star Steakhouse & Saloon                              20,350        471,713
Prime Hospitality Corp. (a)                                25,020        255,204
Scientific Games Corp., Class A (a)                        27,600        469,476
                                                                    ------------
                                                                       2,068,163
                                                                    ------------
HOUSEHOLD DURABLES--1.8%
American Greetings Corp. (a)                                7,800        170,586
CSS Industries, Inc.                                        9,500        294,595
Interface, Inc., Class A (a)                               31,400        173,642
Kimball International, Inc., Class B                       20,500        318,775
Russ Berrie & Co, Inc.                                      3,200        108,480
Toro Co.                                                    3,400        157,760
                                                                    ------------
                                                                       1,223,838
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS--0.8%
Jakks Pacific, Inc. (a)                                    19,550        257,278
Johnson Outdoors, Inc. (a)                                 10,500        157,532
M&F Worldwide Corp. (a)                                     7,700        102,872
Travis Boats & Motors, Inc. (a)                            18,136         11,970
                                                                    ------------
                                                                         529,652
                                                                    ------------
MEDIA--2.4%
Alliance Atlantis
   Communications, Inc. (a)                                31,000        474,920
Catalina Marketing Corp. (a)                               13,600        274,176
Journal Communications, Inc.,
   Class A                                                 12,100        224,213
Liberty Corp.                                               8,700        393,153
Media General, Inc.                                         5,100        332,010
                                                                    ------------
                                                                       1,698,472
                                                                    ------------
MULTI-LINE RETAIL--0.6%
BJ's Wholesale Club, Inc. (a)                               8,200        188,272
ShopKo Stores, Inc. (a)                                    13,650        208,162
                                                                    ------------
                                                                         396,434
                                                                    ------------
SPECIALTY RETAIL--3.6%
Building Material Holding Corp.                             9,100        141,323
Compucom Systems, Inc. (a)                                 31,997        167,664
Friedman's, Inc.                                           21,200        142,252
Gadzooks, Inc. (a)                                         23,100         35,805
GameStop Corp., Class A (a)                                15,000        231,150
Goody's Family Clothing, Inc.                              26,300        246,168
Linens 'n Things, Inc. (a)                                  8,100        243,648
Monro Muffler, Inc. (a)                                    19,975        399,700
Movie Gallery, Inc.                                         6,500   $    121,420
Rent-Way, Inc. (a)                                         43,700        357,903
TBC Corp. (a)                                               5,550        143,246
United Rentals, Inc. (a)                                   14,700        283,122
                                                                    ------------
                                                                       2,513,401
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS--2.6%
Delta Apparel, Inc.                                         6,150        109,532
Hampshire Group Ltd. (a)                                   10,500        329,385
Kellwood Co.                                               13,550        555,550
Maxwell Shoe Co. (a)                                       21,250        360,612
Russell Corp.                                              15,000        263,400
Stride Rite Corp.                                          18,700        212,806
                                                                    ------------
                                                                       1,831,285
                                                                    ------------

CONSUMER STAPLES--3.0%
FOOD & DRUG RETAILING--0.8%
NeighborCare, Inc. (a)                                     17,100        337,725
Winn-Dixie Stores, Inc.                                    20,900        207,955
                                                                    ------------
                                                                         545,680
                                                                    ------------
FOOD PRODUCTS--2.0%
Central Garden and Pet Co. (a)                              8,400        235,452
Corn Products International, Inc.                          15,000        516,750
Omega Protein Corp. (a)                                    21,200        163,664
Ralcorp Holdings, Inc. (a)                                 16,250        509,600
                                                                    ------------
                                                                       1,425,466
                                                                    ------------
TOBACCO--0.2%
Schweitzer-Mauduit
   International, Inc.                                      4,600        136,988
                                                                    ------------

ENERGY--4.5%
ENERGY EQUIPMENT & SERVICES--1.5%
Lufkin Industries, Inc.                                    12,150        349,798
Universal Compression
   Holdings, Inc. (a)                                      10,650        278,604
Willbros Group, Inc. (a)                                   32,540        391,131
                                                                    ------------
                                                                       1,019,533
                                                                    ------------
OIL & GAS--3.0%
Harvest Natural Resources, Inc. (a)                        26,550        264,172
Stone Energy Corp. (a)                                     10,500        445,725
Vintage Petroleum, Inc.                                    30,100        362,103
Western Gas Resources, Inc.                                 5,500        259,875
Westport Resources Corp. (a)                               15,650        467,309
Whiting Petroleum Corp. (a)                                16,300        299,920
                                                                    ------------
                                                                       2,099,104
                                                                    ------------

FINANCIALS--22.4%
BANKS--11.0%
BancFirst Corp.                                             1,900        111,534
BancorpSouth, Inc.                                         14,100        334,452
BancTrust Financial Group, Inc.                             4,942         79,171
Bank of Granite Corp.                                      13,500        294,030

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
Bryn Mawr Bank Corp.                                       16,700   $    408,983
Capitol Bancorp Ltd.                                        6,100        173,240
Chemical Financial Corp.                                   13,467        490,064
Chittenden Corp.                                           15,400        518,056
Community First Bankshares, Inc.                           10,650        308,211
Community Trust Bancorp, Inc.                               8,284        250,177
Corus Bankshares, Inc.                                     14,300        451,308
First Citizens BancShares, Inc.                             2,200        267,366
First Financial Bankshares, Inc.                            6,875        286,687
Greater Bay Bancorp                                        10,900        310,432
Hancock Holding Co.                                         3,200        174,624
MainSource Financial Group, Inc.                            5,445        166,998
MASSBANK Corp.                                              4,600        195,960
Merchants Bancshares, Inc.                                 10,900        332,995
MetroCorp. Bancshares, Inc.                                 2,150         32,014
Mid-State Bancshares                                       19,350        492,264
Northrim BanCorp., Inc.                                    10,000        229,500
Omega Financial Corp.                                       2,300         88,527
Riggs National Corp.                                       21,480        355,064
S.Y. Bancorp, Inc.                                          2,000         41,120
Simmons First National Corp.                               10,000        279,000
Sterling Bancshares, Inc.                                  15,200        202,616
Trico Bancshares                                           13,750        433,950
Whitney Holding Corp.                                       7,900        323,821
                                                                    ------------
                                                                       7,632,164
                                                                    ------------
DIVERSIFIED FINANCIALS--2.2%
Cash America International, Inc.                           25,240        534,583
LaBranche & Co, Inc.                                       17,300        201,891
Metris Companies, Inc.                                     41,400        183,816
MFC Bancorp Ltd. (a)                                       33,400        614,560
                                                                    ------------
                                                                       1,534,850
                                                                    ------------
INSURANCE--4.0%
AmerUs Group Co.                                            5,500        192,335
CNA Surety Corp. (a)                                       16,300        155,013
Commerce Group, Inc.                                        6,900        272,550
Delphi Financial Group                                     14,286        514,296
Horace Mann Educators Corp.                                16,400        229,108
Kansas City Life Insurance Co.                              1,600         73,920
Navigators Group, Inc. (a)                                  6,400        197,568
Phoenix Companies, Inc.                                    34,650        417,186
RLI Corp.                                                  10,000        374,600
State Auto Financial Corp.                                 10,250        239,748
Universal American Financial
   Corp. (a)                                               14,100        139,731
                                                                    ------------
                                                                       2,806,055
                                                                    ------------
REAL ESTATE--5.2%
American Financial Realty
   Trust, REIT                                              6,600        112,530
Boykin Lodging Co., REIT                                   27,700        253,455
EastGroup Properties, Inc., REIT                           10,150        328,657
Equity One, Inc., REIT                                     16,200        273,456
First Potomac Realty Trust, REIT (a)                        6,200        116,188
Getty Realty Corp.                                         10,750        281,112
Gladstone Commercial Corp.                                 13,000        219,050
Keystone Property Trust, REIT                              10,950   $    241,886
Mid-America Apartment
   Communities, Inc., REIT                                 10,750        360,985
Nationwide Health
   Properties, Inc., REIT                                  17,750        347,012
PS Business Parks, Inc., REIT                              11,500        474,490
Tanger Factory Outlet
   Centers, Inc., REIT                                      4,000        162,800
Universal Health Reality Income
   Trust, REIT                                              7,200        216,720
Urstadt Biddle Properties, REIT                            15,900        224,985
                                                                    ------------
                                                                       3,613,326
                                                                    ------------

HEALTH CARE--4.4%
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Sola International, Inc. (a)                               10,000        188,000
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--4.1%
Chronimed, Inc. (a)                                        21,800        184,864
Cross Country Healthcare, Inc. (a)                         15,500        231,260
Genesis HealthCare Corp. (a)                                8,500        193,630
Hooper Holmes, Inc.                                        16,700        103,206
Kindred Healthcare, Inc. (a)                                9,100        473,018
MAXIMUS, Inc. (a)                                           5,500        215,215
Pediatrix Medical Group, Inc. (a)                           7,900        435,211
Province Healthcare Co. (a)                                10,900        174,400
Stewart Enterprises, Inc. (a)                              51,400        291,952
US Oncology, Inc. (a)                                      53,070        571,033
                                                                    ------------
                                                                       2,873,789
                                                                    ------------

INDUSTRIALS--19.6%
AEROSPACE & DEFENSE--2.4%
AAR Corp. (a)                                              21,223        317,284
Armor Holdings, Inc. (a)                                    8,500        223,635
Herley Industries, Inc. (a)                                11,500        238,050
InVision Technologies, Inc. (a)                             8,700        292,059
Ladish Co., Inc. (a)                                       24,350        197,503
Precision Castparts Corp.                                   9,400        426,854
                                                                    ------------
                                                                       1,695,385
                                                                    ------------
AIR FREIGHT & LOGISTICS--0.6%
HUB Group, Inc., Class A (a)                                2,456         52,902
Ryder System, Inc.                                         11,200        382,480
                                                                    ------------
                                                                         435,382
                                                                    ------------
AIRLINES--0.8%
Atlantic Coast Airlines
   Holdings, Inc. (a)                                      14,300        141,570
MAIR Holdings, Inc. (a)                                    13,050         95,004
Skywest, Inc.                                              17,100        309,852
                                                                    ------------
                                                                         546,426
                                                                    ------------
BUILDING PRODUCTS--1.8%
Hughes Supply, Inc.                                         6,600        327,492
Jacuzzi Brands, Inc. (a)                                   29,800        211,282
NCI Building Systems, Inc. (a)                             12,500        298,750
Watsco, Inc.                                               18,950        430,734
                                                                    ------------
                                                                       1,268,258
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
COMMERCIAL SERVICES & SUPPLIES--6.5%
ActivCard Corp. (a)                                        26,500   $    208,820
Angelica Corp.                                              7,200        158,400
Casella Waste Systems, Inc. (a)                            38,700        529,803
Century Business Services, Inc. (a)                        43,000        192,210
Consolidated Graphics, Inc. (a)                            16,050        506,859
Danka Business Systems, ADR (a)                            41,900        184,360
Electro Rent Corp. (a)                                      7,050         94,047
First Consulting Group, Inc. (a)                           17,027         95,862
Healthcare Services Group, Inc.                            13,700        264,273
Imagistics International, Inc. (a)                         17,750        665,625
Ionics, Inc. (a)                                            9,700        308,945
Lightbridge. Inc. (a)                                      16,399        149,231
MPS Group, Inc. (a)                                        60,100        561,935
NCO Group, Inc. (a)                                        10,900        248,193
RemedyTemp, Inc., Class A (a)                                 685          7,473
SourceCorp. (a)                                            10,900        279,367
Teletech Holdings, Inc. (a)                                 3,132         35,392
                                                                    ------------
                                                                       4,490,795
                                                                    ------------
CONSTRUCTION & ENGINEERING--1.7%
Comfort Systems USA, Inc. (a)                              36,550        200,294
EMCOR Group, Inc. (a)                                       5,200        228,280
MasTec, Inc. (a)                                            6,600         97,746
Quanta Services, Inc. (a)                                  10,900         79,570
Shaw Group, Inc. (a)                                       17,850        243,117
Washington Group
   International, Inc. (a)                                 10,200        346,494
                                                                    ------------
                                                                       1,195,501
                                                                    ------------
ELECTRICAL EQUIPMENT--2.0%
C&D Technologies, Inc.                                     15,800        302,886
Genlyte Group, Inc. (a)                                     6,100        356,118
Tecumseh Products Co.                                       7,400        358,382
Woodward Governor Co.                                       6,000        340,980
                                                                    ------------
                                                                       1,358,366
                                                                    ------------
MACHINERY--2.9%
Alamo Group, Inc.                                           7,700        117,502
Briggs & Stratton                                           5,600        377,440
Esterline Technologies Corp. (a)                           15,800        421,386
Harsco Corp.                                               12,200        534,604
Kadant, Inc. (a)                                           16,000        346,400
UNOVA, Inc. (a)                                             8,900        204,255
                                                                    ------------
                                                                       2,001,587
                                                                    ------------
ROAD & RAIL--0.9%
Covenant Transport, Inc. (a)                               12,350        234,773
Dollar Thrifty Automotive
   Group, Inc. (a)                                         10,800        280,152
U.S. Xpress Enterprises, Inc.,
   Class A (a)                                              7,400         90,650
                                                                    ------------
                                                                         605,575
                                                                    ------------

INFORMATION TECHNOLOGY--14.9%
COMMUNICATIONS EQUIPMENT--3.0%
Advanced Fibre
   Communications, Inc. (a)                                17,100        344,565
Anaren, Inc. (a)                                           21,900        309,228
Andrew Corp. (a)                                           25,915   $    298,282
Black Box Corp.                                             6,600        304,062
Cable Design Technologies Corp. (a)                        20,900        187,891
McDATA Corp., Class A (a)                                  25,900        246,827
Optical Communication
   Products, Inc. (a)                                      43,100        159,470
Tollgrade Communications, Inc. (a)                         13,350        234,026
                                                                    ------------
                                                                       2,084,351
                                                                    ------------
COMPUTERS & PERIPHERALS--1.4%
Advanced Digital Information
   Corp. (a)                                                4,500         63,000
Electronics for Imaging, Inc. (a)                          11,200        291,424
Imation Corp.                                               3,000        105,450
Innovex, Inc. (a)                                          20,700        174,501
Intergraph Corp. (a)                                        6,866        164,235
Iomega Corp. (a)                                           29,500        176,410
                                                                    ------------
                                                                         975,020
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.4%
Analogic Corp.                                              4,600        188,600
Anixter International, Inc. (a)                             6,750        174,690
Benchmark Electronics, Inc. (a)                             6,100        212,341
Checkpoint Systems, Inc. (a)                               16,600        313,906
MTS Systems Corp.                                          18,150        349,024
NU Horizons Electronics Corp. (a)                          27,700        271,460
OSI Systems, Inc. (a)                                      10,900        209,389
Planar Systems, Inc. (a)                                    8,000        194,560
Plexus Corp. (a)                                            8,400        144,228
Vishay Intertechnology, Inc. (a)                           14,200        325,180
                                                                    ------------
                                                                       2,383,378
                                                                    ------------
INFORMATION TECHNOLOGY CONSULTING &
   SERVICES--1.5%
Acxiom Corp. (a)                                           16,100        298,977
Agilysys, Inc.                                             13,350        148,852
American Management
   Systems, Inc. (a)                                       18,900        284,823
Computer Horizons Corp. (a)                                30,500        119,865
Inforte Corp. (a)                                          20,900        173,261
                                                                    ------------
                                                                       1,025,778
                                                                    ------------
INTERNET SOFTWARE & SERVICES--1.3%
Equinix, Inc. (a)                                          18,400        518,880
Keynote Systems, Inc. (a)                                  21,100        251,090
Modem Media, Inc. (a)                                      19,700        160,949
                                                                    ------------
                                                                         930,919
                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.3%
Dupont Photomasks, Inc. (a)                                11,950        288,473
Exar Corp. (a)                                             16,800        286,944
FSI International, Inc. (a)                                17,300        127,674
Pericom Semiconductor Corp. (a)                            16,800        179,088
                                                                    ------------
                                                                         882,179
                                                                    ------------
SOFTWARE--3.0%
Captaris, Inc. (a)                                         30,800        173,096
Group 1 Software, Inc. (a)                                 15,700        276,634
Internet Security Systems, Inc. (a)                        15,700        295,631
Lawson Software, Inc. (a)                                  20,900        172,007
MSC.Software Corp. (a)                                     27,100        256,095

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
PLATO Learning, Inc. (a)                                   40,562   $    427,929
Sybase, Inc. (a)                                           12,900        265,482
Transaction Systems
   Architects, Inc. (a)                                     8,100        183,303
                                                                    ------------
                                                                       2,050,177
                                                                    ------------

MATERIALS--8.0%
CHEMICALS--3.2%
Cytec Industries, Inc. (a)                                  8,200        314,798
HB Fuller Co.                                               9,500        282,530
Hercules, Inc. (a)                                         12,100        147,620
Lubrizol Corp.                                             11,800        383,736
Minerals Technologies, Inc.                                 6,100        361,425
Schulman (A.), Inc.                                        12,450        265,434
Sensient Technologies Corp.                                12,300        243,171
Stepan Co.                                                  7,500        192,375
                                                                    ------------
                                                                       2,191,089
                                                                    ------------
CONSTRUCTION MATERIALS--1.0%
AMCOL International Corp.                                  11,200        227,360
Centex Construction Products, Inc.                          7,900        476,133
                                                                    ------------
                                                                         703,493
                                                                    ------------
CONTAINERS & PACKAGING--1.0%
Aptargroup, Inc.                                            7,200        280,800
Greif, Inc., Class A                                       12,050        427,895
                                                                    ------------
                                                                         708,695
                                                                    ------------
METALS & MINING--2.4%
Carpenter Technology Corp.                                 17,100        505,647
Peabody Energy Corp.                                       19,150        798,746
RTI International Metals, Inc. (a)                         21,650        365,236
                                                                    ------------
                                                                       1,669,629
                                                                    ------------
PAPER & FOREST PRODUCTS--0.4%
Glatfelter                                                  9,100        113,295
Mercer International, Inc. (a)                             21,200        135,256
                                                                    ------------
                                                                         248,551
                                                                    ------------

TELECOMMUNICATION SERVICES--0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
North Pittsburgh Systems, Inc.                             12,800        242,048
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Price Communications Corp. (a)                             15,700        215,561
                                                                    ------------

UTILITIES--4.0%
ELECTRIC UTILITIES--3.0%
Central Vermont Public Service Corp.                       18,000        423,000
CH Energy Group, Inc.                                      12,100        567,490
El Paso Electric Co. (a)                                   20,500        273,675
Maine & Maritimes Corp.                                     3,900        136,539
MGE Energy, Inc.                                            7,100        223,721
Northeast Utilities                                        14,500        292,465
Otter Tail Corp.                                            6,400        171,072
                                                                    ------------
                                                                       2,087,962
                                                                    ------------
GAS UTILITIES--1.0%
Cascade Natural Gas Corp.                                   7,800   $    164,502
MDU Resources Group, Inc.                                   7,400        176,194
Northwest Natural Gas Co.                                   5,800        178,350
WGL Holdings, Inc.                                          6,200        172,298
                                                                    ------------
                                                                         691,344
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $58,803,952)                                              67,683,111
                                                                    ------------

SINGLE PURPOSE TRUST--0.0%
MATERIALS--0.0%
PAPER & FOREST PRODUCTS--0.0%
PRT Forest Regeneration
   Income Fund (a)
   (cost of $16,809)                                        2,599         18,100
                                                                    ------------

                                                          PAR
                                                     ------------
SHORT-TERM OBLIGATION--2.7%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04 at
   0.780%, collateralized by a
   U.S. Treasury Bond maturing
   05/15/18, market value $1,889,081
   (repurchase proceeds $1,846,080)
   (cost of $1,846,000)                              $  1,846,000      1,846,000
                                                                    ------------
TOTAL INVESTMENTS--100.1%
   (cost of $60,666,761) (b)                                          69,547,211
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--(0.1)%                                  (79,078)
                                                                    ------------
NET ASSETS--100.0%                                                  $ 69,468,133
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $60,661,428.

         ACRONYM                NAME
         -------                ----
           ADR       American Depositary Receipt
           REIT      Real Estate Investment Trust

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Small Cap Value Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                                    $    60,666,761
                                                                                        ---------------
Investments, at value                                                                   $    69,547,211
Cash                                                                                                872
Foreign currency (cost of $286)                                                                     286
Receivable for:
   Investments sold                                                                             104,407
   Fund shares sold                                                                           1,214,011
   Interest                                                                                          40
   Dividends                                                                                     50,462
   Expense reimbursement due from Investment Advisor/Distributor                                 43,117
Deferred Trustees' compensation plan                                                              3,463
                                                                                        ---------------
     TOTAL ASSETS                                                                            70,963,869
                                                                                        ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                                      1,197,209
   Fund shares repurchased                                                                      207,776
   Investment advisory fee                                                                       42,609
   Transfer agent fee                                                                               624
   Pricing and bookkeeping fees                                                                   2,857
   Trustees' fees                                                                                   413
   Audit fee                                                                                     22,010
   Custody fee                                                                                    3,256
   Distribution fee--Class B                                                                     11,150
Deferred Trustees' fees                                                                           3,463
Other liabilities                                                                                 4,369
                                                                                        ---------------
     TOTAL LIABILITIES                                                                        1,495,736
                                                                                        ---------------
NET ASSETS                                                                              $    69,468,133
                                                                                        ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                         $    59,263,006
Undistributed net investment income                                                              26,748
Accumulated net realized gain                                                                 1,297,929
Net unrealized appreciation on investments                                                    8,880,450
                                                                                        ---------------
NET ASSETS                                                                              $    69,468,133
                                                                                        ===============
CLASS A:
Net assets                                                                              $    10,738,479
Shares outstanding                                                                              754,473
                                                                                        ===============
Net asset value per share                                                               $         14.23
                                                                                        ===============
CLASS B:
Net assets                                                                              $    58,729,654
Shares outstanding                                                                            4,129,378
                                                                                        ===============
Net asset value per share                                                               $         14.22
                                                                                        ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                               $       495,828
Interest                                                                                          8,997
                                                                                        ---------------
   Total Investment Income (net of foreign taxes withheld of $1,250)                            504,825
                                                                                        ---------------
EXPENSES:
Investment advisory fee                                                                         243,991
Distribution fee--Class B                                                                        54,357
Transfer agent fee                                                                                7,500
Pricing and bookkeeping fees                                                                     16,947
Trustees' fees                                                                                    7,533
Custody fee                                                                                      43,488
Audit fee                                                                                        34,317
Other expenses                                                                                   16,131
                                                                                        ---------------
   Total Expenses                                                                               424,264
Fees and expenses waived or reimbursed by Investment Advisor                                    (33,956)
Fees reimbursed by Distributor--Class B                                                         (54,357)
Custody earnings credit                                                                             (57)
                                                                                        ---------------
   Net Expenses                                                                                 335,894
                                                                                        ---------------
Net Investment Income                                                                           168,931
                                                                                        ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
   Investments                                                                                2,016,791
   Foreign currency transactions                                                                    213
                                                                                        ---------------
     Net realized gain                                                                        2,017,004
                                                                                        ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                                9,341,975
   Foreign currency translations                                                                     23
                                                                                        ---------------
     Net change in unrealized appreciation/depreciation                                       9,341,998
                                                                                        ---------------
Net Gain                                                                                     11,359,002
                                                                                        ---------------
Net Increase in Net Assets from Operations                                              $    11,527,933
                                                                                        ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Small Cap Value Fund, Variable Series

                                                                                           YEAR ENDED        YEAR ENDED
                                                                                          DECEMBER 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                            2003              2002
----------------------------------                                                      ---------------    ---------------
OPERATIONS:
Net investment income                                                                   $       168,931    $        37,492
Net realized gain on investments and foreign currency transactions                            2,017,004          1,098,128
Net change in unrealized appreciation/depreciation on investments and
   foreign currency translations                                                              9,341,998         (2,952,616)
                                                                                        ---------------    ---------------
        Net Increase (Decrease) from Operations                                              11,527,933         (1,816,996)
                                                                                        ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                      (22,479)            (8,389)
   Class B                                                                                     (119,531)           (12,808)
From net realized gains:
   Class A                                                                                     (238,640)          (263,235)
   Class B                                                                                     (908,385)          (401,913)
                                                                                        ---------------    ---------------
   Total Distributions Declared to Shareholders                                              (1,289,035)          (686,345)
                                                                                        ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                              2,010,453          4,146,927
   Distributions reinvested                                                                     259,626            271,624
   Redemptions                                                                               (2,180,602)        (4,761,716)
                                                                                        ---------------    ---------------
        Net Increase (Decrease)                                                                  89,477           (343,165)
                                                                                        ---------------    ---------------
Class B:
   Subscriptions                                                                             40,839,812          6,130,731
   Distributions reinvested                                                                   1,029,409            414,721
   Redemptions                                                                               (2,701,725)        (2,107,183)
                                                                                        ---------------    ---------------
        Net Increase                                                                         39,167,496          4,438,269
                                                                                        ---------------    ---------------
Net Increase from Share Transactions                                                         39,256,973          4,095,104
                                                                                        ---------------    ---------------
Total Increase in Net Assets                                                                 49,495,871          1,591,763
NET ASSETS:
Beginning of period                                                                          19,972,262         18,380,499
                                                                                        ---------------    ---------------
End of period (including undistributed net investment income of $26,748 and
   $4,356, respectively)                                                                $    69,468,133    $    19,972,262
                                                                                        ===============    ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                                173,870            350,768
   Issued for distributions reinvested                                                           19,197             25,946
   Redemptions                                                                                 (191,845)          (433,274)
                                                                                        ---------------    ---------------
        Net Increase (Decrease)                                                                   1,222            (56,560)
                                                                                        ---------------    ---------------
Class B:
   Subscriptions                                                                              3,132,027            524,962
   Issued for distributions reinvested                                                           74,615             39,619
   Redemptions                                                                                 (230,723)          (191,963)
                                                                                        ---------------    ---------------
        Net Increase                                                                          2,975,919            372,618
                                                                                        ---------------    ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Small Cap Value Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Colonial Small Cap Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth by investing primarily in smaller capitalization stocks of U.S. companies.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are credit-worthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.


NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications and Real Estate Investment Trust ("REIT") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

      UNDISTRIBUTED
      NET INVESTMENT           ACCUMULATED           PAID-IN
          INCOME            NET REALIZED GAIN        CAPITAL
      --------------        -----------------        -------
        $ (4,529)                $  4,529             $  --

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                DECEMBER 31,   DECEMBER 31,
                                    2003           2002
                                ------------   ------------
Distributions paid from:
    Ordinary Income*            $    977,202   $     86,968
    Long-Term Capital Gains          311,833        599,377

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED       UNDISTRIBUTED
     ORDINARY            LONG-TERM         NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   -------------       -------------       --------------
   $   1,050,494       $     266,278       $    8,885,783

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and REIT adjustments.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation              $   9,914,329
     Unrealized depreciation                 (1,028,546)
                                          -------------
     Net unrealized appreciation          $   8,885,783
                                          =============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Liberty Advisory Services Corp., the previous investment advisor to the Fund, and Colonial Management Associates, Inc., the previous sub-advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co. Columbia is an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $500 million                             0.80%
Next $500 million                              0.75%
Over $1 billion                                0.70%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.80% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.80%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation

("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.055%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 1.10% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $53,708,618 and $17,135,780, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

FINANCIAL HIGHLIGHTS
Colonial Small Cap Value Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                    YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------------
                                                          2003            2002            2001            2000            1999
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     10.48     $     11.56     $     10.73     $      9.12     $      8.59
                                                       -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                     0.07            0.02            0.02            0.07            0.02
Net realized and unrealized gain (loss) on
   investments and foreign currency                           4.03           (0.73)           0.98            1.65            0.52
                                                       -----------     -----------     -----------     -----------     -----------
     Total from Investment Operations                         4.10           (0.71)           1.00            1.72            0.54
                                                       -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.03)          (0.01)          (0.02)          (0.05)          (0.01)
From net realized gains                                      (0.32)          (0.36)          (0.15)          (0.06)             --
                                                       -----------     -----------     -----------     -----------     -----------
     Total Distributions Declared to Shareholders            (0.35)          (0.37)          (0.17)          (0.11)          (0.01)
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                         $     14.23     $     10.48     $     11.56     $     10.73     $      9.12
                                                       ===========     ===========     ===========     ===========     ===========
Total return (b)(c)(d)                                       39.30%          (6.12)%          9.30%          18.88%           6.34%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                                  1.10%           1.10%           1.10%           1.07%           1.00%
Net investment income (e)                                     0.59%           0.18%           0.22%           0.76%           0.23%
Waiver/reimbursement                                          0.11%           0.04%           0.22%           0.82%           2.66%
Portfolio turnover rate                                         55%            125%             56%             54%             74%
Net assets, end of period (000's)                      $    10,738     $     7,893     $     9,361     $     7,616     $     3,817

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS


To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Colonial Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial Small Cap Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION

55.39% of the ordinary income distributed by the Fund, for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2003, the Fund designates long-term capital gains of $443,998.

PORTFOLIO MANAGER'S DISCUSSION
Colonial Strategic Income Fund, Variable Series / December 31, 2003

Colonial Strategic Income Fund, Variable Series seeks current income consistent with prudent risk and maximum total return.

Laura A. Ostrander is the fund's portfolio manager and has managed or co-managed the fund since September 2000.

FUND BENEFITED FROM SURGING HIGH-YIELD MARKET
The fund set the stage for strong performance in 2003 by reducing its position in US Treasuries and increasing holdings in high-yield securities. Our motivation for this move was that Treasury yields had hit new lows in September 2002, and we believed that the spread between the yield on Treasuries and those offered by high-yield bonds was excessively wide, especially in light of the potential for an improving economy.

   When a genuine economic recovery took shape in 2003, investors became increasingly willing to assume the risks of lower quality bonds in return for their significantly higher yields. And as money became more available to the high-yield sector, issuers were able to improve their balance sheets by refinancing their bank debt and reissuing debt at more favorable terms. The result was a narrowing of yield spreads that resulted in one of the best years ever for the high-yield sector. The CSFB High Yield Index, a measure of the high-yield market, rose 27% for 2003. For the year ended December 31, 2003, the fund outperformed its benchmark, the Lehman Brothers Government/Credit Bond Index, due to the fund's investment in high yield and foreign government bonds, both of which outperformed the US Government bond and US investment grade corporate bond sectors included in the benchmark. The bonds of beleaguered sectors such as telecom and electric utilities did especially well. The fund's investments in Charter Communications, AES and Calpine (0.7%, 0.3% and 0.3% of net assets, respectively) in these sectors also aided the fund's performance.

STRONG RETURNS FROM FOREIGN BONDS
The fund also benefited from its ongoing commitment to foreign bonds. Among emerging markets, one particularly important holding for the fund was Brazil, where a newly elected president gained investor confidence by appointing a pro-market cabinet and initiating fiscal reforms. Russia was another important fund holding. Russian bonds benefited from high oil prices, sound fiscal policy, relative government stability and improving economic prospects.

   The weakness of the US dollar contributed to the superior performance of many other foreign markets. Bonds denominated in the Euro, the South African rand and the Canadian, Australian and New Zealand dollars were all pushed higher in dollar terms because of the appreciation of the underlying currency. Treasuries were the worst performing major asset class for the year. Although they posted strong gains during the first half of 2003, July and August were difficult months for high quality, interest rate-sensitive bonds, which as a group eked out only modest positive total returns for the year.

FUND POSITIONED FOR A RECOVERING ECONOMY
We anticipate that the US economy will continue to be a major driver of global growth during 2004. Although economic recovery is clearly underway in the US, we agree with the consensus opinion that the Federal Reserve is unlikely to raise short-term interest rates in the near future because core inflation remains extremely low and it is essential to maintain a relatively easy and generous money flow within the economy to ensure sustainable growth. A substantial current account deficit and growing fiscal deficit in the US is also likely to continue to put pressure on the dollar. At some point the government may address the fiscal deficit by cutting spending, but any such effort is likely to be delayed by election year considerations.

   With yields expected to remain in a fairly tight range, and with signs of growth in the US and abroad, we continue to be favorably disposed to the high-yield and emerging markets. At the end of the year, the fund held 39% of its net assets in high-yield bonds, 33% in foreign government bonds, 24% in US government securities and a small balance in short-term instruments and other securities.


Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Colonial Strategic Income Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                     1-YEAR   5-YEAR     LIFE
-------------------------------------------------------------
Class A (7/5/94)                      18.54     6.32     7.93
Lehman Brothers Government/
   Credit Bond Index(1)                4.67     6.66     7.84
JP Morgan Global
   High Yield Index(2)                27.50     5.99     8.15

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)         12/31/02       12/31/03
-------------------------------------------------------------
Class A                                 8.90           9.80

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/5/94 - 12/31/03

Class A: $20,639

                CLASS A SHARES     LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX         JP MORGAN GLOBAL HIGH YIELD INDEX
    7/1994            $ 10,000                                         $ 10,000                                  $ 10,000
 7/31/1994            $ 10,080                                         $ 10,168
 8/31/1994            $ 10,130                                         $ 10,172                                  $ 10,040
 9/30/1994            $ 10,091                                         $ 10,018                                  $ 10,039
10/31/1994            $ 10,131                                         $ 10,007                                  $ 10,054
11/30/1994            $ 10,021                                         $  9,989                                  $  9,962
12/31/1994            $ 10,110                                         $ 10,055                                  $ 10,260
 1/31/1995            $ 10,244                                         $ 10,248                                  $ 10,392
 2/28/1995            $ 10,492                                         $ 10,486                                  $ 10,762
 3/31/1995            $ 10,678                                         $ 10,556                                  $ 10,870
 4/30/1995            $ 10,875                                         $ 10,704                                  $ 11,151
 5/31/1995            $ 11,174                                         $ 11,153                                  $ 11,469
 6/30/1995            $ 11,225                                         $ 11,242                                  $ 11,515
 7/31/1995            $ 11,328                                         $ 11,198                                  $ 11,694
 8/31/1995            $ 11,328                                         $ 11,341                                  $ 11,740
 9/30/1995            $ 11,524                                         $ 11,457                                  $ 11,879
10/31/1995            $ 11,679                                         $ 11,626                                  $ 11,990
11/30/1995            $ 11,792                                         $ 11,817                                  $ 12,068
12/31/1995            $ 11,959                                         $ 11,991                                  $ 12,263
 1/31/1996            $ 12,134                                         $ 12,065                                  $ 12,496
 2/29/1996            $ 12,036                                         $ 11,810                                  $ 12,571
 3/31/1996            $ 11,982                                         $ 11,710                                  $ 12,530
 4/30/1996            $ 12,036                                         $ 11,630                                  $ 12,608
 5/31/1996            $ 12,046                                         $ 11,610                                  $ 12,703
 6/30/1996            $ 12,122                                         $ 11,764                                  $ 12,758
 7/31/1996            $ 12,220                                         $ 11,791                                  $ 12,843
 8/31/1996            $ 12,362                                         $ 11,762                                  $ 13,034
 9/30/1996            $ 12,612                                         $ 11,971                                  $ 13,342
10/31/1996            $ 12,807                                         $ 12,250                                  $ 13,465
11/30/1996            $ 13,112                                         $ 12,476                                  $ 13,713
12/31/1996            $ 13,134                                         $ 12,337                                  $ 13,860
 1/31/1997            $ 13,099                                         $ 12,352                                  $ 13,969
 2/28/1997            $ 13,195                                         $ 12,378                                  $ 14,209
 3/31/1997            $ 13,005                                         $ 12,231                                  $ 13,978
 4/30/1997            $ 13,171                                         $ 12,409                                  $ 14,109
 5/31/1997            $ 13,386                                         $ 12,525                                  $ 14,435
 6/30/1997            $ 13,576                                         $ 12,675                                  $ 14,626
 7/31/1997            $ 13,898                                         $ 13,063                                  $ 15,015
 8/31/1997            $ 13,803                                         $ 12,916                                  $ 15,024
 9/30/1997            $ 14,101                                         $ 13,119                                  $ 15,323
10/31/1997            $ 14,125                                         $ 13,329                                  $ 15,301
11/30/1997            $ 14,197                                         $ 13,400                                  $ 15,439
12/31/1997            $ 14,335                                         $ 13,540                                  $ 15,578
 1/31/1998            $ 14,566                                         $ 13,731                                  $ 15,819
 2/28/1998            $ 14,604                                         $ 13,704                                  $ 15,941
 3/31/1998            $ 14,706                                         $ 13,746                                  $ 16,102
 4/30/1998            $ 14,771                                         $ 13,815                                  $ 16,183
 5/31/1998            $ 14,836                                         $ 13,963                                  $ 16,205
 6/30/1998            $ 14,861                                         $ 14,105                                  $ 16,239
 7/31/1998            $ 14,990                                         $ 14,117                                  $ 16,376
 8/31/1998            $ 14,435                                         $ 14,392                                  $ 15,315
 9/30/1998            $ 14,757                                         $ 14,803                                  $ 15,299
10/31/1998            $ 14,782                                         $ 14,698                                  $ 14,970
11/30/1998            $ 15,207                                         $ 14,787                                  $ 15,795
12/31/1998            $ 15,198                                         $ 14,824                                  $ 15,730
 1/31/1999            $ 15,321                                         $ 14,929                                  $ 15,919
 2/28/1999            $ 15,143                                         $ 14,573                                  $ 15,838
 3/31/1999            $ 15,349                                         $ 14,646                                  $ 16,033
 4/30/1999            $ 15,555                                         $ 14,683                                  $ 16,440
 5/31/1999            $ 15,239                                         $ 14,532                                  $ 13,547
 6/30/1999            $ 15,253                                         $ 14,487                                  $ 16,206
 7/31/1999            $ 15,239                                         $ 14,446                                  $ 16,211
 8/31/1999            $ 15,184                                         $ 14,435                                  $ 16,049
 9/30/1999            $ 15,266                                         $ 14,564                                  $ 15,933
10/31/1999            $ 15,266                                         $ 14,602                                  $ 15,845
11/30/1999            $ 15,362                                         $ 14,594                                  $ 16,104
12/31/1999            $ 15,468                                         $ 14,505                                  $ 16,262
 1/31/2000            $ 15,320                                         $ 14,500                                  $ 16,200
 2/29/2000            $ 15,513                                         $ 14,681                                  $ 16,265
 3/31/2000            $ 15,454                                         $ 14,894                                  $ 15,988
 4/30/2000            $ 15,321                                         $ 14,821                                  $ 15,985
 5/31/2000            $ 15,188                                         $ 14,808                                  $ 15,758
 6/30/2000            $ 15,468                                         $ 15,110                                  $ 16,068
 7/31/2000            $ 15,588                                         $ 15,270                                  $ 16,210
 8/31/2000            $ 15,751                                         $ 15,486                                  $ 16,335
 9/30/2000            $ 15,565                                         $ 15,544                                  $ 16,121
10/31/2000            $ 15,284                                         $ 15,642                                  $ 15,648
11/30/2000            $ 15,016                                         $ 15,910                                  $ 15,050
12/31/2000            $ 15,494                                         $ 16,223                                  $ 15,315
 1/31/2001            $ 16,135                                         $ 16,496                                  $ 16,243
 2/28/2001            $ 16,185                                         $ 16,666                                  $ 16,432
 3/31/2001            $ 15,840                                         $ 16,742                                  $ 16,110
 4/30/2001            $ 15,709                                         $ 16,617                                  $ 15,941
 5/31/2001            $ 15,775                                         $ 16,713                                  $ 16,253
 6/30/2001            $ 15,594                                         $ 16,793                                  $ 15,972
 7/31/2001            $ 15,659                                         $ 17,212                                  $ 16,133
 8/31/2001            $ 15,938                                         $ 17,432                                  $ 16,343
 9/30/2001            $ 15,477                                         $ 17,592                                  $ 15,264
10/31/2001            $ 15,921                                         $ 18,039                                  $ 15,644
11/30/2001            $ 16,135                                         $ 17,743                                  $ 16,176
12/31/2001            $ 16,064                                         $ 17,603                                  $ 16,155
 1/31/2002            $ 16,136                                         $ 17,732                                  $ 16,273
 2/28/2002            $ 16,171                                         $ 17,882                                  $ 16,151
 3/31/2002            $ 16,225                                         $ 17,519                                  $ 16,516
 4/30/2002            $ 16,531                                         $ 17,859                                  $ 16,767
 5/31/2002            $ 16,604                                         $ 18,023                                  $ 16,710
 6/30/2002            $ 16,388                                         $ 18,177                                  $ 16,109
 7/31/2002            $ 16,208                                         $ 18,395                                  $ 15,661
 8/31/2002            $ 16,497                                         $ 18,807                                  $ 15,805
 9/30/2002            $ 16,587                                         $ 19,211                                  $ 15,620
10/31/2002            $ 16,642                                         $ 19,027                                  $ 15,508
11/30/2002            $ 17,002                                         $ 19,038                                  $ 16,311
12/31/2002            $ 17,416                                         $ 19,543                                  $ 16,500
 1/31/2003            $ 17,632                                         $ 19,543                                  $ 16,929
 2/28/2003            $ 18,004                                         $ 19,891                                  $ 17,176
 3/31/2003            $ 18,161                                         $ 19,865                                  $ 17,590
 4/30/2003            $ 18,826                                         $ 20,077                                  $ 18,463
 5/31/2003            $ 19,334                                         $ 20,647                                  $ 18,719
 6/30/2003            $ 19,471                                         $ 20,565                                  $ 19,266
 7/31/2003            $ 19,021                                         $ 19,703                                  $ 19,144
 8/31/2003            $ 19,099                                         $ 19,833                                  $ 19,334
 9/30/2003            $ 19,745                                         $ 20,462                                  $ 19,870
10/31/2003            $ 19,804                                         $ 20,202                                  $ 20,239
11/30/2003            $ 20,117                                         $ 20,257                                  $ 20,522
12/31/2003            $ 20,639                                         $ 20,465                                  $ 21,065

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US Government and investment grade US corporate bonds. The JP Morgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from July 5, 1994.

(2)  Index performance is from June 30, 1994.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / December 31, 2003

                                                            PAR              VALUE
                                                      ----------------   -------------
BONDS & NOTES--95.6%
CORPORATE FIXED-INCOME BONDS & NOTES--39.0%
AGRICULTURE--0.2%
AGRICULTURE PRODUCTION--0.2%
Hines Nurseries, Inc.,
   10.250% 10/01/11 (a)                               USD       95,000   $     103,550
Seminis Vegetable Seeds,
   10.250% 10/01/13 (a)                                        283,000         304,225
                                                                         -------------
                                                                               407,775
                                                                         -------------

CONSTRUCTION--1.7%
BUILDING CONSTRUCTION--1.5%
Associated Materials, Inc.,
   9.750% 04/15/12                                             190,000         208,050
Atrium Companies, Inc.:
   10.500% 05/01/09                                            285,000         304,950
   Series B,
   10.500% 05/01/09                                            130,000         139,100
Congoleum Corp.,
   8.625% 08/01/08 (b)                                         140,000          84,000
D.R. Horton, Inc.,
   9.750% 09/15/10                                             575,000         681,375
K. Hovnanian Enterprises, Inc.:
   8.875% 04/01/12                                              45,000          49,275
   10.500% 10/01/07                                            250,000         294,375
Nortek Holdings, Inc.,
   (c) 05/15/11
   (10.000% 11/15/07) (a)                                      325,000         235,625
Standard Pacific Corp.,
   9.250% 04/15/12                                             275,000         308,000
William Lyon Homes, Inc.,
   10.750% 04/01/13                                            140,000         158,900
                                                                         -------------
                                                                             2,463,650
                                                                         -------------
SPECIAL TRADE CONTRACTORS--0.2%
Ship Finance International Ltd.,
   8.500% 12/15/13                                             345,000         343,672
                                                                         -------------

CONSUMER STAPLES--0.3%
HOUSEHOLD PRODUCTS--0.3%
Playtex Products, Inc.,
   9.375% 06/01/11                                             380,000         381,900
Scotts Co.,
   6.625% 11/15/13 (a)                                          30,000          30,750
                                                                         -------------
                                                                               412,650
                                                                         -------------

FINANCE, INSURANCE & REAL ESTATE--1.0%
DEPOSITORY INSTITUTIONS--0.1%
Dollar Financial Group,
   9.750% 11/15/11 (a)                                         225,000         232,875
Western Financial Bank,
   9.625% 05/15/12                                              35,000          38,937
                                                                         -------------
                                                                               271,812
                                                                         -------------
FINANCIAL SERVICES--0.7%
Finova Group, Inc.,
   7.500% 11/15/09                                    USD      390,000   $     234,000
LaBranche & Co.,
   12.000% 03/02/07                                            195,000         195,000
MDP Acquisitions PLC,
   9.625% 10/01/12                                             340,000         380,800
Orion Power Holdings, Inc.,
   12.000% 05/01/10                                            100,000         123,000
Trump Holdings & Funding,
   11.625% 03/15/10                                            175,000         168,875
                                                                         -------------
                                                                             1,101,675
                                                                         -------------
REAL ESTATE--0.2%
Forest City Enterprises, Inc.,
   7.625% 06/01/15                                             105,000         111,300
Thornburg Mortgage, Inc.,
   8.000% 05/15/13                                             160,000         168,000
                                                                         -------------
                                                                               279,300
                                                                         -------------

INDUSTRIALS--0.0%
CONSTRUCTION & FARM MACHINERY--0.0%
Case New Holland, Inc.,
   9.250% 08/01/11 (a)                                          50,000          56,000
                                                                         -------------

MANUFACTURING--10.3%
APPAREL--0.4%
Broder Brothers Co.,
   11.250% 10/15/10 (a)                                        190,000         188,100
Levi Strauss & Co.,
   12.250% 12/15/12                                            360,000         234,000
Perry Ellis International, Inc.,
   8.875% 09/15/13 (a)                                          25,000          26,125
Phillips Van-Heusen,
   8.125% 05/01/13 (a)                                          90,000          95,400
Warnaco, Inc.,
   8.875% 06/15/13 (a)                                          65,000          66,950
William Carter Co.,
   10.875% 08/15/11                                             65,000          74,587
                                                                         -------------
                                                                               685,162
                                                                         -------------
AUTO PARTS & EQUIPMENT--0.5%
Asbury Automotive Group,
   8.000% 03/15/14 (a)                                         165,000         165,825
Delco Remy International, Inc.,
   10.625% 08/01/06                                             95,000          95,475
Goodyear Tire & Rubber Co.,
   7.857% 08/15/11                                             350,000         305,375
Rexnord Corp.,
   10.125% 12/15/12                                             85,000          93,500
TRW Automotive, Inc.:
   9.375% 02/15/13 (a)                                          55,000          62,975
   11.000% 02/15/13 (a)                                         40,000          47,400
                                                                         -------------
                                                                               770,550
                                                                         -------------

                       See Notes to Investment Portfolio.

                                                            PAR              VALUE
                                                      ----------------   -------------
CHEMICALS & ALLIED PRODUCTS--1.9%
Avecia Group PLC,
   11.000% 07/01/09                                   USD      220,000   $     198,000
Equistar Chemicals Funding LP:
   10.125% 09/01/08                                            145,000         159,500
   10.625% 05/01/11 (a)                                        130,000         143,000
FMC Corp.,
   10.250% 11/01/09                                            145,000         169,650
Huntsman ICI Holdings LLC,
   (d) 12/31/09                                              1,825,000         880,562
IMC Global, Inc.,
   10.875% 08/01/13 (a)                                        155,000         169,725
Lyondell Chemical Co.,
   9.625% 05/01/07                                             290,000         305,950
MacDermid, Inc.,
   9.125% 07/15/11                                             260,000         291,200
Phibro Animal Health Corp.,
   13.000% 12/01/07 (a)                                        200,000         208,000
Polyone Corp.,
   10.625% 05/15/10                                             60,000          60,300
Terra Capital, Inc.,
   12.875% 10/15/08                                            310,000         359,600
Westlake Chemical Corp.,
   8.750% 07/15/11 (a)                                         130,000         142,350
                                                                         -------------
                                                                             3,087,837
                                                                         -------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.3%
Amkor Technology, Inc.,
   9.250% 02/15/08                                             185,000         209,050
General Cable Corp.,
   9.500% 11/15/10 (a)                                          50,000          53,375
TransDigm, Inc.,
   8.375% 07/15/11 (a)                                         130,000         138,450
Xerox Corp.,
   7.125% 06/15/10                                             100,000         106,750
                                                                         -------------
                                                                               507,625
                                                                         -------------
FABRICATED METAL--0.2%
Earle M. Jorgensen & Co.,
   9.750% 06/01/12                                             250,000         278,750
                                                                         -------------
FOOD & KINDRED PRODUCTS--2.0%
Bavaria SA,
   8.875% 11/01/10 (a)                                         215,000         220,375
Constellation Brands, Inc.,
   8.125% 01/15/12                                             175,000         193,813
Del Monte Corp.,
   9.250% 05/15/11                                             420,000         464,100
Dole Food Co., Inc.,
   8.625% 05/01/09 (e)                                         275,000         301,813
Merisant Co.,
   9.500% 07/15/13 (a)                                         135,000         142,425
Pinnacle Foods Holdings,
   8.250% 12/01/13 (a)                                         245,000         249,900
Premier International Foods PLC,
   12.000% 09/01/09                                            750,000         821,250
Roundy's, Inc.,
   8.875% 06/15/12                                             275,000         294,250
Smithfield Foods, Inc.,
   8.000% 10/15/09                                    USD      295,000   $     309,750
Tabletop Holdings, Inc.,
   (c) 05/15/14
   (12.250% 11/15/08) (a)                                      340,000         187,000
United Agri Products, Inc.,
   8.250% 12/15/11 (a)                                         160,000         164,400
                                                                         -------------
                                                                             3,349,076
                                                                         -------------
FOREST PRODUCTS--0.1%
Millar Western Forest,
   7.750% 11/15/13 (a)                                         145,000         149,350
                                                                         -------------
FURNITURE & FIXTURES--0.3%
Juno Lighting, Inc.,
   11.875% 07/01/09                                            195,000         212,550
Norcraft Companies,
   9.000% 11/01/11 (a)                                          90,000          96,300
Tempur-Pedic, Inc.,
   10.250% 08/15/10 (a)                                        170,000         189,763
                                                                         -------------
                                                                               498,613
                                                                         -------------
MACHINERY & COMPUTER EQUIPMENT--0.1%
Cummins, Inc.,
   9.500% 12/01/10 (a)                                         195,000         224,738
                                                                         -------------
MISCELLANEOUS MANUFACTURING--1.5%
Agco Corp.,
   9.500% 05/01/08                                             220,000         240,350
Applied Extrusion
   Technologies, Inc.,
   10.750% 07/01/11                                            215,000         176,300
Crown European Holdings SA,
   10.875% 03/01/13                                            190,000         222,300
Flowserve Corp.,
   12.250% 08/15/10                                            205,000         237,800
Hexcel Corp.,
   9.750% 01/15/09                                             145,000         151,887
Kinetic Concepts, Inc.,
   7.375% 05/15/13 (a)                                          80,000          83,600
Koppers Industries, Inc.,
   9.875% 10/15/13 (a)                                         240,000         265,200
Owens-Illinois, Inc.:
   7.150% 05/15/05                                              45,000          46,350
   7.350% 05/15/08                                             240,000         246,600
   7.500% 05/15/10                                              45,000          45,900
SPX Corp.,
   7.500% 01/01/13                                             165,000         179,437
Tekni-Plex, Inc.,
   12.750% 06/15/10                                            320,000         350,400
Terex Corp., Series 2001 B,
   10.375% 04/01/11                                            215,000         243,487
                                                                         -------------
                                                                             2,489,611
                                                                         -------------
PAPER PRODUCTS--0.7%
Berry Plastics Corp.,
   10.750% 07/15/12 (a)                                        160,000         184,200
Blue Ridge Paper Products,
   9.500% 12/15/08 (a)                                          25,000          25,250
Buckeye Technologies, Inc.,
   8.500% 10/01/13 (a)                                          40,000          42,800

                       See Notes to Investment Portfolio.

                                                            PAR              VALUE
                                                      ----------------   -------------
Caraustar Industries, Inc.,
   9.875% 04/01/11                                    USD      190,000   $     205,200
Georgia-Pacific Corp.,
   8.000% 01/15/24                                             240,000         244,800
Norske Skog Canada Ltd.,
   8.625% 06/15/11                                              90,000          94,275
Smurfit-Stone Container Corp.,
   8.250% 10/01/12                                             165,000         178,200
Sweetheart Cup Co., Inc.,
   9.500% 01/15/07 (a)                                         105,000         106,575
Tembec Industries, Inc.,
   8.500% 02/01/11                                             150,000         155,250
                                                                         -------------
                                                                             1,236,550
                                                                         -------------
POLLUTION CONTROL--0.0%
EnviroSource, Inc.,
   14.000% 12/15/08 (f)                                         68,416          66,101
                                                                         -------------
PRIMARY METAL--0.5%
Bayou Steel Corp.,
   9.500% 05/15/08 (g)                                         500,000         112,500
Kaiser Aluminum &
   Chemical Corp.,
   10.875% 10/15/06 (g)                                        420,000         369,600
Oregon Steel Mills, Inc.,
   10.000% 07/15/09                                            180,000         160,200
Steel Dynamics, Inc.:
   9.500% 03/15/09 (a)                                          55,000          61,325
   9.500% 03/15/09                                              50,000          55,750
                                                                         -------------
                                                                               759,375
                                                                         -------------
PRINTING & PUBLISHING--1.4%
Dex Media, Inc.,
   8.000% 11/15/13 (a)                                         220,000         232,650
Dex Media East LLC,
   12.125% 11/15/12                                            370,000         456,950
Dex Media West LLC,
   9.875% 08/15/13 (a)                                         180,000         209,250
Hollinger, Inc.,
   11.875% 03/01/11 (a)                                        195,000         213,525
Primedia, Inc.,
   8.875% 05/15/11                                             395,000         415,737
Von Hoffman Corp.:
   10.250% 03/15/09 (a)                                         75,000          79,500
   10.250% 03/15/09                                            285,000         302,100
Yell Finance BV,
   10.750% 08/01/11                                            305,000         358,375
                                                                         -------------
                                                                             2,268,087
                                                                         -------------
STONE, CLAY, GLASS & CONCRETE--0.2%
Owens-Brockway Glass Container,
   8.250% 05/15/13 (a)                                         370,000         396,825
                                                                         -------------
TEXTILE MILL PRODUCTS--0.1%
Collins & Aikman Floor
   Covering, Inc.,
   9.750% 02/15/10                                             150,000         160,500
                                                                         -------------
TRANSPORTATION EQUIPMENT--0.1%
Sequa Corp.,
   8.875% 04/01/08                                             145,000         157,325
Teekay Shipping Corp.,
   8.875% 07/15/11                                    USD       85,000   $      96,475
                                                                         -------------
                                                                               253,800
                                                                         -------------

MINING & ENERGY--3.9%
METAL MINING--0.2%
TriMas Corp.,
   9.875% 06/15/12                                             405,000         423,225
                                                                         -------------
OIL & GAS EXTRACTION--3.4%
Benton Oil & Gas Co.,
   9.375% 11/01/07                                             215,000         215,000
Chesapeake Energy Corp.:
   7.750% 01/15/15                                             185,000         200,725
   8.125% 04/01/11                                             100,000         111,250
Coastal Corp.,
   7.750% 06/15/10                                             380,000         359,100
Compton Petroleum Corp.,
   9.900% 05/15/09                                             195,000         213,038
Denbury Resources, Inc.,
   7.500% 04/01/13 (a)                                         110,000         113,850
Dynegy Holdings, Inc.:
   8.750% 02/15/12                                             200,000         201,000
   9.875% 07/15/10 (a)                                         110,000         124,300
   10.125% 07/15/13 (a)                                         30,000          34,575
Encore Acquisition Co.,
   8.375% 06/15/12                                             195,000         211,575
Energy Partners Ltd.,
   8.750% 08/01/10                                             125,000         130,000
Forest Oil Corp.,
   8.000% 06/15/08                                             250,000         271,875
Gazprom,
   9.625% 03/01/13                                             210,000         232,050
Gulfterra Energy Partners,
   8.500% 06/01/10                                             149,000         169,860
Houston Exploration Co.,
   7.000% 06/15/13 (a)                                          50,000          51,500
Magnum Hunter Resources, Inc.,
   9.600% 03/15/12                                             100,000         113,500
Northwest Pipeline Corp.,
   8.125% 03/01/10                                              85,000          94,987
PDVSA Finance Ltd.:
   6.250% 02/15/06                                    EUR      325,450         409,231
   6.650% 02/15/06                                    USD      240,000         243,000
Petroleos Mexicanos,
   6.500% 02/01/05                                             400,000         418,500
Pogo Producing Co.,
   8.250% 04/15/11                                             155,000         170,500
Premcor Refining Group,
   7.500% 06/15/15                                             165,000         169,537
Sonat, Inc.,
   7.625% 07/15/11                                             275,000         253,000
Southern Natural Gas Co.,
   8.875% 03/15/10                                             130,000         146,087
Stone Energy Corp.,
   8.250% 12/15/11                                             135,000         146,812

                       See Notes to Investment Portfolio.

                                                            PAR              VALUE
                                                      ----------------   -------------
Tom Brown, Inc.,
   7.250% 09/15/13                                    USD      120,000   $     126,900
Williams Companies, Inc.,
   8.125% 03/15/12                                             625,000         700,000
                                                                         -------------
                                                                             5,631,752
                                                                         -------------
OIL & GAS FIELD SERVICES--0.3%
J. Ray McDermott SA,
   11.000% 12/15/13 (a)                                        265,000         267,650
Newpark Resources, Inc.,
   8.625% 12/15/07                                             195,000         200,850
                                                                         -------------
                                                                               468,500
                                                                         -------------

RETAIL TRADE--1.1%
FOOD STORES--0.4%
Delhaize America, Inc.,
   8.125% 04/15/11                                             300,000         342,651
Winn-Dixie Stores, Inc.,
   8.875% 04/01/08                                             260,000         263,250
                                                                         -------------
                                                                               605,901
                                                                         -------------
MISCELLANEOUS RETAIL--0.5%
General Nutrition Centers,
   8.500% 12/01/10 (a)                                          80,000          82,000
JC Penney Co., Inc.,
   8.000% 03/01/10                                              60,000          68,550
Rite Aid Corp.,
   9.250% 06/01/13 (a)                                         375,000         411,562
Saks, Inc.,
   7.000% 12/01/13                                              55,000          55,137
Steinway Musical Instruments, Inc.,
   8.750% 04/15/11                                             270,000         286,200
Suburban Propane Partners,
   6.875% 12/15/13 (a)                                          30,000          30,150
                                                                         -------------
                                                                               933,599
                                                                         -------------
RESTAURANTS--0.2%
Domino's, Inc.,
   8.250% 07/01/11 (a)                                          50,000          54,000
Yum! Brands, Inc.,
   7.700% 07/01/12                                             200,000         230,250
                                                                         -------------
                                                                               284,250
                                                                         -------------

SERVICES--7.2%
AMUSEMENT & RECREATION--3.0%
Ameristar Casinos, Inc.,
   10.750% 02/15/09                                            215,000         247,250
Bombardier Recreational,
   8.375% 12/15/13 (a)                                         260,000         270,400
Boyd Gaming Corp.,
   8.750% 04/15/12                                              85,000          93,075
Circus & Eldorado/Silver Legacy
   Capital Corp.,
   10.125% 03/01/12                                            125,000         129,687
Corus Entertainment, Inc.,
   8.750% 03/01/12                                             115,000         125,925
Equinox Holdings, Inc.,
   9.000% 12/15/09 (a)                                         175,000         182,000
Hollywood Casino Shreveport,
   13.000% 08/01/06 (h)                               USD      470,000   $     282,000
Hollywood Entertainment Corp.,
   9.625% 03/15/11                                             235,000         250,862
Inn of the Mountain Gods Resort,
   12.000% 11/15/10 (a)                                        130,000         138,450
Mohegan Tribal Gaming Authority:
   8.000% 04/01/12                                             350,000         378,000
   8.375% 07/01/11                                             125,000         136,250
Park Place Entertainment Corp.,
   9.375% 02/15/07                                             285,000         322,762
Pinnacle Entertainment, Inc.,
   9.250% 02/15/07 (a)                                         750,000         774,375
Poster Financial Group, Inc.,
   8.750% 12/01/11 (a)                                          40,000          42,300
Regal Cinemas, Inc.,
   9.375% 02/01/12                                             210,000         237,300
River Rock Entertainment,
   9.750% 11/01/11 (a)                                         210,000         225,488
Six Flags, Inc.,
   9.500% 02/01/09                                             550,000         574,750
Town Sports International, Inc.,
   9.625% 04/15/11 (a)                                         115,000         123,050
Venetian Casino Resort LLC,
   11.000% 06/15/10 (a)                                        205,000         237,800
Wynn Las Vegas LLC,
   12.000% 11/01/10                                            145,000         169,287
                                                                         -------------
                                                                             4,941,011
                                                                         -------------
AUTO EQUIPMENT & RENTAL SERVICES--0.9%
Accuride Corp.,
   9.250% 02/01/08                                              75,000          77,250
Dana Corp.:
   9.000% 08/15/11                                             135,000         162,675
   10.125% 03/15/10                                            125,000         145,938
Dura Operating Corp.:
   8.625% 04/15/12                                             225,000         237,375
   9.000% 05/01/09                                             190,000         190,000
NationsRent, Inc.,
   9.500% 10/15/10 (a)                                         275,000         295,625
United Rentals, Inc.,
   10.750% 04/15/08                                            190,000         213,750
Williams Scotsman, Inc.,
   9.875% 06/01/07                                             125,000         126,250
                                                                         -------------
                                                                             1,448,863
                                                                         -------------
BUSINESS SERVICES--0.6%
IMCO Recycling, Inc.,
   10.375% 10/15/10 (a)                                        140,000         144,900
Iron Mountain, Inc.,
   6.625% 01/01/16                                             340,000         330,650
Moore North America
   Finance, Inc.,
   7.875% 01/15/11                                             110,000         124,300
Stratus Technologies, Inc.,
   10.375% 12/01/08 (a)                                        210,000         222,600
Wackenhut Corrections,
   8.250% 07/15/13 (a)                                         100,000         106,500
                                                                         -------------
                                                                               928,950
                                                                         -------------

                       See Notes to Investment Portfolio.

                                                            PAR              VALUE
                                                      ----------------   -------------
FUNERAL SERVICES--0.4%
Service Corp. International,
   7.700% 04/15/09                                    USD      400,000   $     426,000
Stewart Enterprises, Inc.,
   10.750% 07/01/08                                            235,000         265,550
                                                                         -------------
                                                                               691,550
                                                                         -------------
HEALTH SERVICES--1.6%
Bio-Rad Laboratories, Inc.,
   7.500% 08/15/13                                             220,000         242,000
Coventry Health Care, Inc.,
   8.125% 02/15/12                                             265,000         294,150
HCA, Inc.,
   8.750% 09/01/10                                             140,000         165,824
IASIS Healthcare Corp.,
   13.000% 10/15/09                                            185,000         208,125
Insight Health Services Corp.,
   9.875% 11/01/11                                             230,000         246,100
Magellan Health Services, Inc.,
   9.375% 11/15/07 (a)(i)                                      210,000         220,500
MedQuest, Inc.,
   11.875% 08/15/12 (a)                                        335,000         367,662
Pacificare Health Systems, Inc.,
   10.750% 06/01/09                                            211,000         247,397
Tenet Healthcare Corp.,
   6.375% 12/01/11                                             405,000         388,800
United Surgical Partners
   International, Inc.,
   10.000% 12/15/11                                            250,000         283,750
                                                                         -------------
                                                                             2,664,308
                                                                         -------------
HOTELS, CAMPS & LODGING--0.6%
Hard Rock Hotel, Inc.,
   8.875% 06/01/13 (a)                                         185,000         197,025
Host Marriott LP,
   9.500% 01/15/07                                             225,000         251,437
Royal Caribbean Cruises Ltd.,
   8.000% 05/15/10                                             145,000         158,050
Starwood Hotels & Resorts
   Worldwide, Inc.,
   7.875% 05/01/12 (a)                                         375,000         420,000
                                                                         -------------
                                                                             1,026,512
                                                                         -------------
OTHER SERVICES--0.1%
Corrections Corp. of America,
   9.875% 05/01/09                                             180,000         201,600
                                                                         -------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--13.3%
AEROSPACE--0.2%
BE Aerospace, Inc.,
   8.875% 05/01/11                                             245,000         227,850
Vought Aircraft Industries, Inc.,
   8.000% 07/15/11 (a)                                         105,000         107,100
                                                                         -------------
                                                                               334,950
                                                                         -------------
AIR TRANSPORTATION--0.7%
Delta Airlines, Inc.,
   7.900% 12/15/09                                    USD      340,000   $     278,800
Northwest Airlines, Inc.,
   9.875% 03/15/07                                             295,000         267,712
Petroleum Helicopters, Inc.,
   9.375% 05/01/09                                             325,000         344,500
U.S. Airways, Inc.,
   10.375% 03/01/13 (j)                                        803,301         277,139
                                                                         -------------
                                                                             1,168,151
                                                                         -------------
BROADCASTING--2.0%
Advanstar Communications, Inc.,
   12.000% 02/15/11                                            300,000         315,750
Canwest Media, Inc.,
   10.625% 05/15/11                                            390,000         444,600
Emmis Communications Corp.,
   (c) 03/15/11
   (12.500% 03/15/06)                                          317,000         292,433
Nexstar Finance, Inc.,
   7.000% 01/15/14 (a)                                          85,000          85,425
Quebecor Media, Inc.,
   11.125% 07/15/11                                            400,000         463,000
Sinclair Broadcast Group, Inc.,
   8.750% 12/15/11                                             250,000         277,500
Spanish Broadcasting System,
   9.625% 11/01/09                                             310,000         330,925
TV Azteca SA de CV,
   10.500% 02/15/07                                            470,000         474,700
Videotron Ltee,
   6.875% 01/15/14 (a)                                         155,000         159,650
Vivendi Universal,
   9.250% 04/15/10 (a)                                         175,000         206,500
XM Satellite Radio, Inc.,
   (c) 12/31/09
   (14.000% 12/31/05)                                          325,485         291,309
                                                                         -------------
                                                                             3,341,792
                                                                         -------------
CABLE--2.2%
Charter Communications
   Holding LLC:
   (c) 04/01/11
   (9.920% 04/01/04)                                         1,045,000         893,475
   10.000% 04/01/09                                            115,000         102,350
   10.250% 09/15/10 (a)                                        160,000         167,600
Comcast UK Cable Partners Ltd.,
   11.200% 11/15/07                                            450,000         450,000
CSC Holdings, Inc.,
   7.625% 04/01/11                                             195,000         204,750
DirecTV Holdings LLC,
   8.375% 03/15/13                                             200,000         232,000
EchoStar DBS Corp.,
   6.375% 10/01/11 (a)                                         390,000         400,725
Granite Broadcasting,
   9.750% 12/01/10 (a)                                         260,000         258,050
Insight Communications, Inc.,
   (c) 02/15/11
   (12.250% 02/15/06)                                          275,000         235,125

                       See Notes to Investment Portfolio.

                                                            PAR              VALUE
                                                      ----------------   -------------
Northland Cable Television, Inc.,
   10.250% 11/15/07                                   USD      305,000   $     302,331
Rogers Cable, Inc.,
   6.250% 06/15/13                                             105,000         105,834
Shaw Communications, Inc.,
   7.500% 11/20/13                                    CAD      260,000         202,991
Telenet Group Holding NV,
   (c) 06/15/14
   (11.500% 12/15/08) (a)                             USD      260,000         161,704
                                                                         -------------
                                                                             3,716,935
                                                                         -------------
COMMUNICATION SERVICES--0.8%
Axtel SA,
   11.000% 12/15/13 (a)                                        270,000         273,037
Crown Castle International Corp.,
   10.750% 08/01/11                                            230,000         258,750
Fairpoint Communications,
   11.875% 03/01/10                                            180,000         210,600
Lucent Technologies, Inc.,
   6.450% 03/15/29                                             220,000         170,500
SBA Communications Corp.:
   (c) 12/15/11
   (9.750% 12/15/07)                                           160,000         112,800
   10.250% 02/01/09                                            355,000         350,562
                                                                         -------------
                                                                             1,376,249
                                                                         -------------
ELECTRIC, GAS & SANITARY SERVICES--0.5%
Allied Waste North America, Inc.:
   6.500% 11/15/10 (a)                                         470,000         475,875
   Series 2001 B,
   8.500% 12/01/08                                             305,000         338,550
                                                                         -------------
                                                                               814,425
                                                                         -------------
ELECTRIC SERVICES--2.4%
AES Corp.:
   9.000% 05/15/15 (a)                                         330,000         372,900
   9.500% 06/01/09                                             182,000         201,793
Beaver Valley Funding Corp.,
   9.000% 06/01/17                                             235,000         269,169
Caithness Coso Funding Corp.,
   9.050% 12/15/09                                             292,950         317,851
Calpine Corp.:
   8.500% 07/15/10 (a)                                         210,000         203,700
   8.500% 02/15/11                                             295,000         232,312
   8.625% 08/15/10                                             140,000         109,200
CMS Energy Corp.,
   8.900% 07/15/08                                             265,000         288,188
Edison Mission Energy,
   9.875% 04/15/11                                             250,000         260,938
Illinova Power Co.,
   11.500% 12/15/10                                             75,000          90,750
MSW Energy Holdings Finance:
   7.375% 09/01/10 (a)                                          90,000          94,050
   8.500% 09/01/10 (a)                                         270,000         294,300
Nevada Power Co.:
   9.000% 08/15/13 (a)                                         125,000         138,281
   10.875% 10/15/09                                            215,000         246,175
NRG Energy, Inc.,
   8.000% 12/15/13 (a)                                          90,000          94,612
PSE&G Energy Holdings, Inc.,
   8.625% 02/15/08                                    USD      275,000   $     300,437
Tiers-Mir-2001-14,
   Fixed Rate Certificates,
   7.200% 06/15/04 (a)(g)                                      270,000         157,950
UCAR Finance, Inc.,
   10.250% 02/15/12                                            250,000         281,250
                                                                         -------------
                                                                             3,953,856
                                                                         -------------
MARINE SERVICES--0.2%
Stena AB:
   7.500% 11/01/13 (a)                                         105,000         105,816
   9.625% 12/01/12 (a)                                         170,000         191,250
                                                                         -------------
                                                                               297,066
                                                                         -------------
MOTOR FREIGHT & WAREHOUSING--0.2%
Allied Holdings, Inc.,
   8.625% 10/01/07                                             155,000         148,413
QDI Capital Corp.,
   9.000% 11/15/10 (a)                                         240,000         250,800
                                                                         -------------
                                                                               399,213
                                                                         -------------
RADIO & TELEPHONE COMMUNICATIONS--2.2%
ACC Escrow Corp.,
   10.000% 08/01/11 (a)                                        180,000         199,800
AirGate PCS, Inc.,
   (c) 10/01/09
   (13.500% 10/01/04)                                           50,000          35,500
Avaya, Inc.,
   11.125% 04/01/09                                            150,000         174,000
Cincinnati Bell, Inc.,
   8.375% 01/15/14 (a)                                         210,000         226,800
Dobson Communications Corp.,
   8.875% 10/01/13 (a)                                         290,000         293,625
Horizon PCS, Inc.,
   13.750% 06/15/11 (g)                                        285,000          71,250
MCI Communications Corp.:
   7.125% 06/15/27 (g)                                          80,000          64,800
   7.500% 08/20/04 (g)                                         305,000         247,050
Nextel Communications, Inc.,
   9.375% 11/15/09                                             785,000         853,687
Nextel Partners, Inc.,
   11.000% 03/15/10                                            265,000         293,487
Rogers Cantel, Inc.,
   9.750% 06/01/16                                             500,000         595,000
US Unwired, Inc.,
   (c) 11/01/09
   (13.375% 11/01/04)                                          500,000         362,500
Western Wireless Corp.,
   9.250% 07/15/13                                             130,000         137,150
                                                                         -------------
                                                                             3,554,649
                                                                         -------------
RAILROAD--0.3%
Kansas City Southern,
   7.500% 06/15/09                                             140,000         144,200
TFM SA de CV,
   12.500% 06/15/12 (a)                                        230,000         262,200
                                                                         -------------
                                                                               406,400
                                                                         -------------

                       See Notes to Investment Portfolio.

                                                            PAR              VALUE
                                                      ----------------   -------------
TELECOMMUNICATIONS--1.6%
American Towers, Inc.,
   7.250% 12/01/11 (a)                                USD      130,000   $     131,950
Carrier1 International SA,
   13.250% 02/15/09 (g)                                        500,000          45,000
Innova S de R.L.,
   9.375% 09/19/13 (a)                                          70,000          71,838
Insight Midwest,
   9.750% 10/01/09 (a)                                         135,000         142,425
Level 3 Communications,
   10.500% 12/01/08                                            260,000         245,700
Qwest Capital Funding:
   7.250% 02/15/11                                             565,000         553,700
   7.750% 02/15/31                                             265,000         245,125
Qwest Services Corp.,
   13.500% 12/15/10 (a)                                        390,000         473,850
Spectrasite, Inc.,
   8.250% 05/15/10 (a)                                         130,000         139,425
Time Warner Telecom LLC:
   9.750% 07/15/08                                             200,000         206,500
   10.125% 02/01/11                                            255,000         271,575
Triton PCS, Inc.,
   8.750% 11/15/11                                              85,000          83,725
                                                                         -------------
                                                                             2,610,813
                                                                         -------------
TOTAL CORPORATE FIXED-INCOME
   BONDS & NOTES
   (cost of $59,770,225)                                                    64,743,604
                                                                         -------------

FOREIGN GOVERNMENT OBLIGATIONS--33.0%
European Investment Bank,
   7.625% 12/07/07                                    GBP      455,000         891,920
Government of Australia,
   8.750% 08/15/08                                    AUD    3,030,000       2,573,888
Government of Canada:
   5.500% 06/01/10                                    CAD    1,020,000         841,659
   10.000% 06/01/08                                          2,846,000       2,747,650
Government of New Zealand:
   6.000% 11/15/11                                    NZD    3,715,000       2,448,263
   6.500% 04/15/13                                           2,545,000       1,732,625
Government of Sweden:
   5.000% 01/28/09                                    SEK   18,785,000       2,712,188
   5.500% 10/08/12                                           5,105,000         751,896
   6.750% 05/05/14                                           4,960,000         798,670
Kingdom of Norway,
   6.000% 05/16/11                                    NOK   13,260,000       2,176,176
Ministry Finance Russia,
   12.750% 06/24/28                                   USD      555,000         883,837
Poland Government Bond,
   8.500% 05/12/07                                    PLN    3,357,000         950,089
Republic of Brazil:
   9.250% 10/22/10                                    USD      500,000   $     537,500
   9.500% 01/24/11                                    EUR      500,000         663,049
   11.000% 08/17/40                                   USD    1,283,000       1,411,300
   11.500% 04/02/09                                   EUR      480,000         688,235
   12.750% 01/15/20                                   USD      490,000         622,300
   14.500% 10/15/09                                            725,000         947,937
Republic of Bulgaria:
   1.000% 07/28/24 (e)                                         310,000         306,125
   7.500% 01/15/13                                    EUR      838,000       1,196,265
Republic of Colombia:
   9.750% 04/09/11                                    USD      373,991         424,480
   10.000% 01/23/12                                            782,000         856,290
   10.750% 01/15/13                                            240,000         273,000
   11.500% 05/31/11                                   EUR      335,000         483,075
Republic of France:
   5.000% 10/25/16                                           1,100,000       1,451,922
   5.500% 10/25/10                                             975,000       1,342,298
Republic of Germany:
   5.375% 01/04/10                                             905,000       1,234,840
   6.000% 07/04/07                                           1,210,000       1,661,518
Republic of Greece:
   5.350% 05/18/11                                           1,115,000       1,509,926
   8.600% 03/26/08                                             381,000         575,675
Republic of Italy,
   5.250% 08/01/11                                           2,330,000       3,151,651
Republic of Peru,
   9.875% 02/06/15                                    USD      660,000         765,600
Republic of Philippines,
   8.250% 01/15/14                                             400,000         395,000
Republic of South Africa:
   5.250% 05/16/13                                    EUR      855,000       1,028,781
   13.000% 08/31/10                                   ZAR    8,805,000       1,571,128
Republic of Venezuela:
   9.250% 09/15/27                                    USD    1,728,000       1,572,480
   10.750% 09/19/13 (a)                                        300,000         319,050
Russian Federation:
   5.000% 03/31/30                                           1,800,000       1,725,750
   11.000% 07/24/18                                            445,000         600,750
Treasury of Corp. Victoria,
   7.500% 08/15/08                                    AUD    2,200,000       1,778,450
United Kingdom Treasury:
   5.000% 03/07/12                                    GBP      635,000       1,151,417
   7.500% 12/07/06                                             350,000         676,124
   9.000% 07/12/11                                             615,000       1,392,553
United Mexican States:
   7.500% 03/08/10                                    EUR      605,000         846,882
   11.375% 09/15/16                                   USD      887,000       1,257,332
   11.500% 05/15/26                                            500,000         728,250
                                                                         -------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
   (cost of $45,362,268)                                                    54,655,794
                                                                         -------------

                       See Notes to Investment Portfolio.

                                                            PAR              VALUE
                                                      ----------------   -------------
U.S. GOVERNMENT AGENCIES &
   OBLIGATIONS--23.6%
Federal Home Loan
   Mortgage Corp:
   5.000% 08/25/10                                    USD      500,000   $     510,785
   8.000% 10/01/26                                             236,978         257,418
                                                                         -------------
                                                                               768,203
                                                                         -------------
Federal National Mortgage
   Association,
   To Be Announced,
   6.500% 01/14/34 (k)                                       2,795,000       2,922,522
                                                                         -------------
Government National
   Mortgage Association,
   8.000% 04/15/17                                              65,824          72,509
                                                                         -------------
U.S. Treasury Notes/Bonds:
   5.625% 05/15/08                                           2,500,000       2,769,335
   6.500% 10/15/06                                           2,550,000       2,840,361
   7.500% 11/15/24                                           1,310,000       1,708,578
   8.750% 05/15/17                                           4,911,000       6,882,305
   10.375% 11/15/12                                          3,800,000       4,848,116
   11.625% 11/15/04                                          2,900,000       3,159,187
   12.000% 08/15/13                                          9,548,000      13,191,908
                                                                         -------------
                                                                            35,399,790
                                                                         -------------
TOTAL U.S. GOVERNMENT AGENCIES &
   OBLIGATIONS
   (cost of $39,300,121)                                                    39,163,024
                                                                         -------------
TOTAL BONDS & NOTES
   (cost of $144,432,614)                                                  158,562,422
                                                                         -------------

CONVERTIBLE BONDS--0.5%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.5%
RADIO & TELEPHONE COMMUNICATIONS--0.3%
Nortel Networks Corp.,
   4.250% 09/01/08                                             470,000         444,732
                                                                         -------------
TELECOMMUNICATIONS--0.2%
COLT Telecom Group PLC:
   2.000% 03/29/06 (a)                                EUR      175,000         238,131
   2.000% 12/16/06 (a)                                          80,000         109,868
                                                                         -------------
                                                                               347,999
                                                                         -------------
TOTAL CONVERTIBLE BONDS
   (cost of $629,583)                                                          792,731
                                                                         -------------

                                                            UNITS            VALUE
                                                      ----------------   -------------
WARRANTS (f)(l)--0.0%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction
   International, Inc.,
   expires 03/01/05                                                515   $          --(m)
                                                                         -------------
Ono Finance PLC,
   expires 02/15/11 (a)                                            150              --(m)
                                                                         -------------
COMMUNICATION SERVICES--0.0%
UbiquiTel, Inc.,
   expires 04/15/10 (a)                                            225              --(m)
                                                                         -------------
MOTOR FREIGHT & WAREHOUSING--0.0%
QDI LLC,
   expires 01/15/07 (a)                                          1,020          14,892
                                                                         -------------
TELECOMMUNICATIONS--0.0%
Carrier1 International SA,
   expires 02/19/09 (a)(g)                                         235              --(m)
Horizon PCS, Inc.,
   expires 10/01/10 (a)                                            315              --(m)
Jazztel PLC,
   expires 07/15/10 (a)                                             95              --(m)
                                                                         -------------
                                                                                    --
                                                                         -------------
TOTAL WARRANTS
   (cost of $17,080)                                                            14,892
                                                                         -------------

                                                           SHARES
                                                      ----------------
COMMON STOCKS (f)(l)--0.0%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Ono Finance PLC (a)                                                500              --(m)
                                                                         -------------
POLLUTION CONTROL--0.0%
Fairlane Management Corp.                                        2,000              --(m)
                                                                         -------------
TOTAL COMMON STOCKS
   (cost of $46,125)                                                                --
                                                                         -------------

                       See Notes to Investment Portfolio.

                                                            PAR              VALUE
                                                      ----------------   -------------
SHORT-TERM OBLIGATION--3.7%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04 at
   0.780%, collateralized by a
   U.S. Treasury Bond maturing
   02/15/27, market value
   $6,222,269 (repurchase
   proceeds $6,095,264)
   (cost of $6,095,000)                               USD    6,095,000   $   6,095,000
                                                                         -------------
TOTAL INVESTMENTS--99.8%
   (cost of $151,220,402) (n)                                              165,465,045
                                                                         -------------
OTHER ASSETS & LIABILITIES, NET--0.2%                                          254,673
                                                                         -------------
NET ASSETS--100.0%                                                       $ 165,719,718
                                                                         =============

NOTES TO INVESTMENT PORTFOLIO:
(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $17,957,092, which represents 10.8% of net assets.
(b) As of December 31, 2003, the Fund held securities of certain issuers that have filed for bankruptcy protection under Chapter 11, representing 0.1% of net assets. Income is being accrued.
(c) Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(d)  Zero coupon bond.
(e) Interest rates on variable rate securities change periodically. The rate listed is as of December 31, 2003.
(f) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(g) As of December 31, 2003, the Fund held securities of certain issuers that have filed for bankruptcy protection under Chapter 11, representing 0.6% of net assets. This issuer is in default of certain debt convenants. Income is not being accrued.
(h) This issuer is in default of certain debt covenants. Income is not being accrued.
(i) As of December 31, 2003, this issuer had filed for bankruptcy protection under Chapter 11, however, effective January 5, 2004, this issuer emerged from bankruptcy protection and began to accrue income.
(j)  Income is not being accrued on this security.
(k) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(l)  Non-income producing.
(m)  Security has no value.
(n)  Cost for federal income tax purposes is $153,440,652.

As of December 31, 2003, the Fund had entered into the following forward currency exchange contracts:

    CONTRACTS           IN EXCHANGE       SETTLEMENT      NET UNREALIZED
   TO DELIVER               FOR              DATE          DEPRECIATION
----------------       -------------      ----------      --------------
CAD      260,000       USD   198,314       01/15/04         $   (2,732)
EUR      186,400       USD   225,264       01/08/04             (9,538)
EUR    1,585,000       USD 1,940,000       01/15/04            (56,152)
EUR      880,000       USD 1,091,640       01/26/04            (16,319)
EUR    2,077,500       USD 2,581,107       01/26/04            (34,556)
EUR      119,000       USD   147,798       01/26/04             (2,028)
EUR      341,000       USD   423,454       01/26/04             (5,880)
EUR      480,000       USD   596,064       01/26/04             (8,277)
GBP      410,000       USD   713,790       01/15/04            (17,246)
GBP      142,500       USD   250,373       01/26/04             (3,495)
GBP       56,000       USD    98,448       01/26/04             (1,317)
GBP      149,000       USD   261,659       01/26/04             (3,788)
NOK      589,000       USD    87,591       01/26/04               (688)
NOK    4,219,000       USD   627,109       01/29/04             (5,166)
                                                            ----------
                                                            $ (167,182)
                                                            ==========

         ACRONYM            NAME
         -------            ----
           AUD        Australian Dollar
           CAD        Canadian Dollar
           EUR        Euro
           GBP        Great British Pound
           NOK        Norwegian Kroner
           NZD        New Zealand Dollar
           PLN        Polish Zloty
           USD        United States Dollar
           SEK        Swedish Krona
           ZAR        South African Rand

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Strategic Income Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                                    $   151,220,402
                                                                                        ---------------
Investments, at value                                                                   $   165,465,045
Cash                                                                                             87,438
Foreign currency (cost of $6,541)                                                                 6,603
Receivable for:
   Investments sold                                                                               6,687
   Fund shares sold                                                                             134,315
   Interest                                                                                   3,445,696
   Expense reimbursement due from Distributor                                                     3,612
Deferred Trustees' compensation plan                                                              6,653
Other assets                                                                                      7,970
                                                                                        ---------------
     TOTAL ASSETS                                                                           169,164,019
                                                                                        ---------------
LIABILITIES:
Net unrealized depreciation on foreign forward currency contracts                               167,182
Payable for:
   Investments purchased                                                                         93,129
   Investments purchased on a delayed delivery basis                                          2,923,886
   Fund shares repurchased                                                                      102,495
   Investment advisory fee                                                                       87,827
   Transfer agent fee                                                                               625
   Pricing and bookkeeping fees                                                                   6,008
   Trustees' fees                                                                                   266
   Audit fee                                                                                     34,050
   Custody fee                                                                                    1,251
   Distribution fee--Class B                                                                     12,709
Deferred Trustees' fees                                                                           6,653
Other liabilities                                                                                 8,220
                                                                                        ---------------
     TOTAL LIABILITIES                                                                        3,444,301
                                                                                        ---------------
NET ASSETS                                                                              $   165,719,718
                                                                                        ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                         $   182,089,129
Overdistributed net investment income                                                        (2,487,200)
Accumulated net realized loss                                                               (28,042,636)
Net unrealized appreciation (depreciation) on:
   Investments                                                                               14,244,643
   Foreign currency translations                                                                (84,218)
                                                                                        ---------------
NET ASSETS                                                                              $   165,719,718
                                                                                        ===============
CLASS A:
Net assets                                                                              $   109,894,248
Shares outstanding                                                                           11,211,698
                                                                                        ===============
Net asset value per share                                                               $          9.80
                                                                                        ===============
CLASS B:
Net assets                                                                              $    55,825,470
Shares outstanding                                                                            5,699,377
                                                                                        ===============
Net asset value per share                                                               $          9.80
                                                                                        ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Strategic Income Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                               $        41,787
Interest                                                                                     11,001,454
Dollar roll fee income                                                                           37,058
Other                                                                                            45,775
                                                                                        ---------------
   Total Investment Income (net of foreign taxes withheld of $22,688)                        11,126,074
                                                                                        ---------------
EXPENSES:
Investment advisory fee                                                                       1,003,522
Distribution fee--Class B                                                                       115,511
Transfer agent fee                                                                                7,500
Pricing and bookkeeping fees                                                                     85,593
Trustees' fees                                                                                   10,929
Custody fee                                                                                      50,322
Other expenses                                                                                   76,315
                                                                                        ---------------
   Total Expenses                                                                             1,349,692
Fees reimbursed by Distributor--Class B                                                         (22,294)
Custody earnings credit                                                                            (733)
                                                                                        ---------------
   Net Expenses                                                                               1,326,665
                                                                                        ---------------
Net Investment Income                                                                         9,799,409
                                                                                        ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                                                                3,379,859
   Foreign currency transactions                                                             (1,461,701)
                                                                                        ---------------
     Net realized gain                                                                        1,918,158
                                                                                        ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                               14,219,344
   Foreign currency translations                                                                 70,128
                                                                                        ---------------
     Net change in unrealized appreciation/depreciation                                      14,289,472
                                                                                        ---------------
Net Gain                                                                                     16,207,630
                                                                                        ---------------
Net Increase in Net Assets from Operations                                              $    26,007,039
                                                                                        ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Strategic Income Fund, Variable Series

                                                                                           YEAR ENDED        YEAR ENDED
                                                                                          DECEMBER 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                            2003              2002
----------------------------------                                                      ---------------    ---------------
OPERATIONS:
Net investment income                                                                   $     9,799,409    $     9,896,562
Net realized gain (loss) on investments and foreign currency transactions                     1,918,158         (8,483,465)
Net change in unrealized appreciation/depreciation on investments
   and foreign currency translations                                                         14,289,472          9,597,438
                                                                                        ---------------    ---------------
        Net Increase from Operations                                                         26,007,039         11,010,535
                                                                                        ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                  (7,812,669)        (8,337,510)
    Class B                                                                                  (3,845,123)        (2,438,046)
Return of capital:
    Class A                                                                                          --           (171,968)
    Class B                                                                                          --            (50,287)
                                                                                        ---------------    ---------------
    Total Distributions Declared to Shareholders                                            (11,657,792)       (10,997,811)
                                                                                        ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                              5,759,085          3,738,599
   Distributions reinvested                                                                   7,812,669          8,509,478
   Redemptions                                                                              (20,673,030)       (29,202,076)
                                                                                        ---------------    ---------------
        Net Decrease                                                                         (7,101,276)       (16,953,999)
                                                                                        ---------------    ---------------
Class B:
   Subscriptions                                                                             23,225,342         15,913,161
   Distributions reinvested                                                                   3,845,123          2,488,333
   Redemptions                                                                               (7,420,489)        (5,160,875)
                                                                                        ---------------    ---------------
        Net Increase                                                                         19,649,976         13,240,619
                                                                                        ---------------    ---------------
Net Increase (Decrease) from Share Transactions                                              12,548,700         (3,713,380)
                                                                                        ---------------    ---------------
Total Increase (Decrease) in Net Assets                                                      26,897,947         (3,700,656)
NET ASSETS:
Beginning of period                                                                         138,821,771        142,522,427
                                                                                        ---------------    ---------------
End of period (including overdistributed net investment income of
   $(2,487,200) and $(1,605,285), respectively)                                         $   165,719,718    $   138,821,771
                                                                                        ===============    ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                                594,081            407,376
   Issued for distributions reinvested                                                          798,025            956,121
   Redemptions                                                                               (2,137,164)        (3,201,245)
                                                                                        ---------------    ---------------
        Net Decrease                                                                           (745,058)        (1,837,748)
                                                                                        ---------------    ---------------
Class B:
   Subscriptions                                                                              2,427,732          1,749,903
   Issued for distributions reinvested                                                          393,162            279,902
   Redemptions                                                                                 (766,395)          (572,003)
                                                                                        ---------------    ---------------
        Net Increase                                                                          2,054,499          1,457,802
                                                                                        ---------------    ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Strategic Income Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Colonial Strategic Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks current income consistent with prudent risk and maximum total return.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, which tend to be more thinly traded and of lesser quality are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the value of a foreign security may occur subsequent to the close of the exchange or market which would not be reflected in the computation of the Fund's net asset value. In such an event, the foreign security will be valued at the fair value.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-- Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge a Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are credit-worthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   MORTGAGE DOLLAR ROLL TRANSACTIONS--The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high-grade debt obligations as segregated with the custodian in an amount equal to the mortgage dollar roll transactions.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, distributions in excess, market discount reclassifications and paydowns were identified and reclassified among the components of the Fund's net assets as follows:

  OVERDISTRIBUTED
  NET INVESTMENT        ACCUMULATED           PAID-IN
      INCOME         NET REALIZED LOSS        CAPITAL
  ---------------    -----------------      -----------
    $   976,468        $   (770,718)        $  (205,750)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                DECEMBER 31,   DECEMBER 31,
                                    2003          2002
                                ------------   ------------
Distributions paid from:
    Ordinary Income*            $ 11,657,792   $ 10,775,556
    Long-Term Capital Gains               --             --
    Tax Return of Capital                 --        222,255

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED       UNDISTRIBUTED            NET
      ORDINARY            LONG-TERM          UNREALIZED
       INCOME           CAPITAL GAINS       APPRECIATION*
    -------------       -------------       -------------
    $          --       $          --       $  12,107,356

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:

     Unrealized appreciation              $  15,654,939
     Unrealized depreciation                 (3,630,546)
                                          -------------
       Net unrealized appreciation        $  12,024,393
                                          =============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2008                              $  5,670,014
       2009                                11,079,118
       2010                                11,028,566
                                         ------------
                                         $ 27,777,698
                                         ============

Capital loss carryforwards of $1,113,591 were utilized and/or expired during the year ended December 31, 2003 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

   POST-OCTOBER LOSSES--Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2003, post-October currency losses of $605,663 were deferred to January 1, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Liberty Advisory Services Corp., the previous investment advisor to the Fund, and Colonial Management Associates, Inc., the previous sub-advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co. Columbia is an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $1 billion                               0.65%
Next $1 billion                                0.60%
Over $2 billion                                0.55%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.65% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.65%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.055%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003 Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $98,021,133 and $91,069,282, respectively of which $6,840,899 and $582,842, respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   HIGH-YIELD SECURITIES--Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

FINANCIAL HIGHLIGHTS
Colonial Strategic Income Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                    YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------------
                                                          2003            2002            2001            2000            1999
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      8.90     $      8.92     $      9.43     $     10.44     $     11.08
                                                       -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                     0.62            0.65            0.81(b)         0.97            0.95
Net realized and unrealized gain (loss) on
   investments and foreign currency                           1.03            0.10           (0.46)(b)       (0.96)          (0.75)
                                                       -----------     -----------     -----------     -----------     -----------
     Total from Investment Operations                         1.65            0.75            0.35            0.01            0.20
                                                       -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.75)          (0.75)          (0.84)          (0.99)          (0.84)
Return of capital                                               --           (0.02)          (0.02)          (0.03)             --
                                                       -----------     -----------     -----------     -----------     -----------
     Total Distributions Declared to Shareholders            (0.75)          (0.77)          (0.86)          (1.02)          (0.84)
                                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                         $      9.80     $      8.90     $      8.92     $      9.43     $     10.44
                                                       ===========     ===========     ===========     ===========     ===========
Total return (c)(d)                                          18.54%           8.41%           3.68%           0.16%           1.78%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                                  0.80%           0.76%           0.85%           0.76%           0.75%
Net investment income (e)                                     6.42%           7.16%           8.42%(b)        9.36%           8.57%
Portfolio turnover rate                                         61%             62%             62%             31%             35%
Net assets, end of period (000's)                      $   109,894     $   106,415     $   123,041     $   143,629     $   170,702

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS


To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Colonial Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

PORTFOLIO MANAGERS' DISCUSSION
Columbia High Yield Fund, Variable Series / December 31, 2003

Columbia High Yield Fund, Variable Series seeks a high level of current income, with capital appreciation as a secondary goal, by investing primarily in non-investment-grade corporate debt securities, commonly referred to as "junk" or "high-yield" bonds.

Jeffrey L. Rippey and Kurt M. Havnaer are portfolio managers for the fund. Mr. Rippey has managed or co-managed the fund and its predecessor since 1998. Mr. Havnaer has co-managed the fund and its predecessor since 2000.

EMPHASIS ON HIGH QUALITY HURT FUND PERFORMANCE
For bond investors, 2003 will be remembered as a year in which the lowest quality securities produced the best performance. The flight to quality that had characterized the previous two years ended as investors abandoned Treasuries and shifted into C-rated and other high-yielding issues. This trend had a markedly negative impact on the relative performance of the fund, whose investments were concentrated in the highest quality segment of the high-yield market. In particular, the fund was underweight in previously beleaguered sectors such as telecom and electric utilities, whose fundamental prospects were enhanced as the economic recovery took shape. For the twelve-month period that ended December 31, 2003, the fund underperformed its benchmark, the Merrill Lynch US High Yield, Cash Pay Only Index.

IMPROVEMENT WITHIN THE HIGH-YIELD SECTOR
One of the most important developments within the high-yield universe was the dramatic drop in the corporate default rate. At the beginning of 2003, the Moody's trailing 12-month default rate was 8.4%, a number that declined to just 5.2% by the end of 2003. Many companies that were on the verge of bankruptcy a year ago were able to renegotiate their bank debt and lengthen the maturities of their remaining obligations. The financial health of the sector was also helped by the fact that over 500 new issues were brought to market, with a total par value of almost $150 billion. That was far in excess of the mere $68 billion raised by the high-yield markets in 2002.

   Although many struggling companies improved their competitive position in 2003, the major credit rating agencies continued to downgrade many more issues than they upgraded. This trend demonstrates that the high-yield rally was dependent on more than fundamental improvement; it also required that investors were willing to assume higher levels of risk.

A CONSERVATIVE STANCE FOR 2004
If economic growth remains strong, the yield premium on high-yield bonds could come down further. We may also see lower-quality bonds continue to outperform higher-quality issuers. However, we have some concern about the longer-term sustainability of economic growth, based largely on record increases in debt levels for both the government and household sectors.

   Against that backdrop--and despite the fact that the fund's focus on quality hurt relative performance in 2003--we continue to maintain a conservative posture within the portfolio. Because the yield advantage of low-quality bonds versus Treasury securities has contracted sharply, the relative risk of owning lower-quality securities is also higher. In addition to maintaining the fund's focus on quality issuers, we expect to keep the fund's average maturity shorter than its benchmark, a stance that offers a potential cushion against higher interest rates.


Economic and market conditions change frequently. There is no assurance that the trends described here will continue or commence.

An investment in the Columbia High Yield Fund, Variable Series offers the potential for high income and attractive total returns, but also involves certain risks, including credit risks associated with lower-rated bonds, and interest rate risks.

PERFORMANCE INFORMATION
Columbia High Yield Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                     1-YEAR   5-YEAR     LIFE
-------------------------------------------------------------
Class A (3/3/98)                      12.37     5.03     5.95
Merrill Lynch US High Yield,
  Cash Pay Only Index(1)              27.23     5.47     5.00

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)               12/31/02            12/31/03
------------------------------------------------------------------------
Class A                                       8.96                9.42

[CHART]

VALUE OF A $10,000 INVESTMENT, 3/3/98 - 12/31/03

Class A: $14,006

               CLASS A SHARES     MERRILL LYNCH US HIGH YIELD, CASH PAY ONLY INDEX
    3/1998           $ 10,000                                             $ 10,000
 3/31/1998           $ 10,146                                             $ 10,086
 4/30/1998           $ 10,173                                             $ 10,133
 5/31/1998           $ 10,223                                             $ 10,204
 6/30/1998           $ 10,307                                             $ 10,255
 7/31/1998           $ 10,442                                             $ 10,314
 8/31/1998           $ 10,319                                             $  9,868
 9/30/1998           $ 10,586                                             $  9,888
10/31/1998           $ 10,543                                             $  9,726
11/30/1998           $ 10,901                                             $ 10,168
12/31/1998           $ 10,959                                             $ 10,171
 1/31/1999           $ 11,063                                             $ 10,272
 2/28/1999           $ 11,011                                             $ 10,194
 3/31/1999           $ 11,030                                             $ 10,282
 4/30/1999           $ 11,152                                             $ 10,442
 5/31/1999           $ 11,007                                             $ 10,370
 6/30/1999           $ 10,974                                             $ 10,350
 7/31/1999           $ 10,961                                             $ 10,366
 8/31/1999           $ 10,845                                             $ 10,260
 9/30/1999           $ 10,785                                             $ 10,221
10/31/1999           $ 10,806                                             $ 10,161
11/30/1999           $ 10,947                                             $ 10,277
12/31/1999           $ 11,022                                             $ 10,330
 1/31/2000           $ 10,938                                             $ 10,278
 2/29/2000           $ 10,930                                             $ 10,288
 3/31/2000           $ 10,871                                             $ 10,144
 4/30/2000           $ 10,891                                             $ 10,147
 5/31/2000           $ 10,866                                             $ 10,035
 6/30/2000           $ 11,119                                             $ 10,207
 7/31/2000           $ 11,211                                             $ 10,280
 8/31/2000           $ 11,386                                             $ 10,406
 9/30/2000           $ 11,394                                             $ 10,345
10/31/2000           $ 11,223                                             $ 10,042
11/30/2000           $ 11,062                                             $  9,728
12/31/2000           $ 11,426                                             $  9,939
 1/31/2001           $ 11,912                                             $ 10,531
 2/28/2001           $ 12,027                                             $ 10,698
 3/31/2001           $ 11,951                                             $ 10,556
 4/30/2001           $ 11,942                                             $ 10,441
 5/31/2001           $ 12,036                                             $ 10,642
 6/30/2001           $ 11,838                                             $ 10,423
 7/31/2001           $ 11,907                                             $ 10,584
 8/31/2001           $ 12,049                                             $ 10,687
 9/30/2001           $ 11,647                                             $ 10,002
10/31/2001           $ 11,992                                             $ 10,296
11/30/2001           $ 12,234                                             $ 10,631
12/31/2001           $ 12,132                                             $ 10,555
 1/31/2002           $ 12,181                                             $ 10,614
 2/28/2002           $ 12,122                                             $ 10,512
 3/31/2002           $ 12,225                                             $ 10,762
 4/30/2002           $ 12,354                                             $ 10,934
 5/31/2002           $ 12,314                                             $ 10,875
 6/30/2002           $ 12,067                                             $ 10,101
 7/31/2002           $ 11,906                                             $  9,699
 8/31/2002           $ 12,078                                             $  9,942
 9/30/2002           $ 12,006                                             $  9,783
10/31/2002           $ 12,031                                             $  9,701
11/30/2002           $ 12,397                                             $ 10,279
12/31/2002           $ 12,464                                             $ 10,435
 1/31/2003           $ 12,587                                             $ 10,735
 2/28/2003           $ 12,704                                             $ 10,874
 3/31/2003           $ 12,897                                             $ 11,156
 4/30/2003           $ 13,234                                             $ 11,783
 5/31/2003           $ 13,251                                             $ 11,910
 6/30/2003           $ 13,443                                             $ 12,235
 7/31/2003           $ 13,215                                             $ 12,060
 8/31/2003           $ 13,244                                             $ 12,218
 9/30/2003           $ 13,544                                             $ 12,544
10/31/2003           $ 13,708                                             $ 12,800
11/30/2003           $ 13,836                                             $ 12,977
12/31/2003           $ 14,006                                             $ 13,292

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index of non-investment-grade corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from March 3, 1998.

INVESTMENT PORTFOLIO
Columbia High Yield Fund, Variable Series / December 31, 2003

                                                              PAR            VALUE
                                                          ------------   ------------
CORPORATE FIXED-INCOME
   BONDS & NOTES--91.5%
CONSTRUCTION--3.0%
BUILDING CONSTRUCTION--3.0%
KB Home:
   8.625% 12/15/08                                        $    400,000   $    443,000
   9.500% 02/15/11                                             150,000        167,625
Toll Corp.:
   8.000% 05/01/09                                              50,000         52,375
   8.250% 02/01/11                                             325,000        357,500
   8.250% 12/01/11                                             175,000        192,500
                                                                         ------------
                                                                            1,213,000
                                                                         ------------

FINANCE, INSURANCE & REAL ESTATE--1.9%
REAL ESTATE--1.9%
Health Care REIT, Inc.,
   7.500% 08/15/07                                             325,000        361,124
iStar Financial, Inc.:
   6.000% 12/15/10                                              30,000         30,600
   7.000% 03/15/08                                             110,000        118,800
   8.750% 08/15/08                                             220,000        253,000
                                                                         ------------
                                                                              763,524
                                                                         ------------

MANUFACTURING--26.1%
AUTO PARTS & EQUIPMENT--2.7%
American Axle & Manufacturing, Inc.,
   9.750% 03/01/09                                             495,000        523,462
Lear Corp.:
   7.960% 05/15/05                                              50,000         53,500
   8.110% 05/15/09                                             420,000        494,025
                                                                         ------------
                                                                            1,070,987
                                                                         ------------
CHEMICALS & ALLIED PRODUCTS--4.5%
Acetex Corp.:
   10.875% 08/01/09                                             35,000         38,850
   10.875% 08/01/09 (a)                                        175,000        194,250
Airgas, Inc.,
   9.125% 10/01/11                                             350,000        393,750
Equistar Chemical Funding LP:
   10.125% 09/01/08                                            155,000        170,500
   10.625% 05/01/11                                            165,000        181,500
Ethyl Corp.,
   8.875% 05/01/10                                             255,000        272,850
MacDermid, Inc.,
   9.125% 07/15/11                                             300,000        336,000
Nalco Co.,
   7.750% 11/15/11 (a)                                         225,000        240,750
                                                                         ------------
                                                                            1,828,450
                                                                         ------------
CONSUMER PRODUCTS--2.7%
Bombardier Recreational,
   8.375% 12/15/13 (a)                                          35,000         36,400
Hasbro, Inc.,
   6.150% 07/15/08                                             725,000        766,688
Scotts Co.,
   6.625% 11/15/13 (a)                                         300,000        307,500
                                                                         ------------
                                                                            1,110,588
                                                                         ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.1%
General Cable Corp.,
   9.500% 11/15/10 (a)                                    $     25,000   $     26,687
                                                                         ------------
FABRICATED METAL PRODUCTS--0.7%
Kennametal, Inc.,
   7.200% 06/15/12                                             265,000        282,967
                                                                         ------------
FOOD & KINDRED PRODUCTS--3.2%
Constellation Brands, Inc.:
   8.125% 01/15/12                                             200,000        221,500
   8.500% 03/01/09                                             225,000        237,094
   8.625% 08/01/06                                              25,000         27,687
Cott Beverages, Inc.,
   8.000% 12/15/11                                             750,000        811,875
                                                                         ------------
                                                                            1,298,156
                                                                         ------------
FURNITURE & FIXTURES--0.1%
Congoleum Corp.,
   8.625% 08/01/08 (b)                                          65,000         39,000
                                                                         ------------
PAPER & FOREST PRODUCTS--3.1%
Abitibi Consolidated, Inc.,
   7.875% 08/01/09                                             300,000        323,703
Cascades, Inc.,
   7.250% 02/15/13                                             320,000        334,400
Smurfit-Stone Container Corp.:
   8.250% 10/01/12                                              70,000         75,600
   8.375% 07/01/12                                             125,000        136,875
   9.750% 02/01/11                                             350,000        386,750
                                                                         ------------
                                                                            1,257,328
                                                                         ------------
PACKAGING--4.4%
Ball Corp.:
   6.875% 12/15/12                                             645,000        674,025
   7.750% 08/01/06                                             100,000        108,000
Owens-Illinois, Inc.:
   7.150% 05/15/05                                              40,000         41,200
   7.350% 05/15/08                                              50,000         51,375
   7.500% 05/15/10                                              90,000         91,800
   8.100% 05/15/07                                              50,000         52,625
   8.875% 02/15/09                                             250,000        273,125
Silgan Corp.,
   6.750% 11/15/13 (a)                                         485,000        485,000
                                                                         ------------
                                                                            1,777,150
                                                                         ------------
PRINTING & PUBLISHING--4.0%
Dex Media East LLC,
   12.125% 11/15/12                                            345,000        426,075
Houghton Mifflin Co.,
   9.875% 02/01/13                                             390,000        429,000
R.H. Donnelley Finance Corp.:
   10.875% 12/15/12                                            125,000        148,438
   10.875% 12/15/12 (a)                                        510,000        605,625
                                                                         ------------
                                                                            1,609,138
                                                                         ------------
TRANSPORTATION EQUIPMENT--0.6%
Wabtec Corp.,
   6.875% 07/31/13 (a)                                         250,000        258,750
                                                                         ------------

                       See Notes to Investment Portfolio.

                                                              PAR            VALUE
                                                          ------------   ------------
MINING & ENERGY--12.6%
OIL & GAS EXTRACTION--7.0%
Chesapeake Energy Corp.:
   7.500% 09/15/13                                        $     25,000   $     27,031
   8.125% 04/01/11                                             200,000        222,500
   9.000% 08/15/12                                             550,000        633,875
Pogo Producing Co.,
   8.250% 04/15/11                                             205,000        225,500
Pride International, Inc.,
   10.000% 06/01/09                                             25,000         26,875
Tom Brown, Inc.,
   7.250% 09/15/13                                              25,000         26,437
Westport Resources Corp.,
   8.250% 11/01/11                                             650,000        715,000
Vintage Petroleum, Inc.:
   7.875% 05/15/11                                              25,000         26,375
   8.250% 05/01/12                                             290,000        314,650
XTO Energy, Inc.:
   6.250% 04/15/13                                             100,000        105,500
   7.500% 04/15/12                                             455,000        516,425
                                                                         ------------
                                                                            2,840,168
                                                                         ------------
OIL & GAS FIELD SERVICES--3.4%
Grant Prideco, Inc.:
   9.000% 12/15/09                                              25,000         27,500
   9.625% 12/01/07                                             525,000        589,312
Key Energy Services, Inc.,
   6.375% 05/01/13                                             365,000        370,475
Offshore Logistics, Inc.,
   6.125% 06/15/13                                             215,000        210,700
Universal Compression, Inc.,
   7.250% 05/15/10                                             175,000        182,000
                                                                         ------------
                                                                            1,379,987
                                                                         ------------
METALS & MINING--2.2%
Arch Western Financial LLC,
   6.750% 07/01/03 (a)                                         550,000        563,750
Peabody Energy Corp.,
   6.875% 03/15/13                                             300,000        316,500
                                                                         ------------
                                                                              880,250
                                                                         ------------

RETAIL TRADE--3.0%
AUTOMOBILES--0.5%
AutoNation, Inc.,
   9.000% 08/01/08                                             170,000        195,075
                                                                         ------------
MISCELLANEOUS RETAIL--0.6%
Couche-Tard,
   7.500% 12/15/13 (a)                                         120,000        126,300
Suburban Propane Partners,
   6.875% 12/15/13 (a)                                         130,000        130,650
                                                                         ------------
                                                                              256,950
                                                                         ------------
RESTAURANTS--1.9%
Tricon Global Restaurants, Inc.:
   8.500% 04/15/06                                              50,000         55,750
   8.875% 04/15/11                                             575,000        691,438
                                                                         ------------
                                                                              747,188
                                                                         ------------

SERVICES--27.3%
AMUSEMENT & RECREATION--9.9%
Cinemark USA, Inc.,
   9.000% 02/01/13                                        $    485,000   $    545,625
Harrah's Operating Co., Inc.,
   7.875% 12/15/05                                             600,000        654,000
International Game Technology:
   7.875% 05/15/04                                              25,000         25,625
   8.375% 05/15/09                                              25,000         29,625
MGM Mirage:
   6.000% 10/01/09                                             250,000        256,875
   9.750% 06/01/07                                             475,000        543,875
Park Place Entertainment:
   7.875% 03/15/10                                             100,000        110,750
   9.375% 02/15/07                                             550,000        622,875
Six Flags, Inc.:
   9.500% 02/01/09                                              50,000         52,250
   9.625% 06/01/14 (a)                                         150,000        156,750
Speedway Motorsports, Inc.,
   6.750% 06/01/13                                             325,000        334,750
Station Casinos, Inc.:
   8.875% 12/01/08                                              50,000         51,625
   9.875% 07/01/10                                             570,000        627,000
                                                                         ------------
                                                                            4,011,625
                                                                         ------------
AUTO EQUIPMENT & RENTAL SERVICES--1.3%
United Rentals, Inc.:
   7.750% 11/15/13 (a)                                         455,000        468,650
   9.250% 01/15/09                                              50,000         52,500
                                                                         ------------
                                                                              521,150
                                                                         ------------
BUSINESS SERVICES--3.9%
Iron Mountain, Inc.:
   7.750% 01/15/15                                              50,000         52,625
   8.625% 04/01/13                                             650,000        703,625
Lamar Media Corp.,
   7.250% 01/01/13                                             775,000        833,125
                                                                         ------------
                                                                            1,589,375
                                                                         ------------
HEALTH SERVICES--9.0%
AdvancePCS,
   8.500% 04/01/08                                             375,000        407,812
AmerisourceBergen Corp.:
   7.250% 11/15/12                                             330,000        354,750
   8.125% 09/01/08                                             200,000        226,000
Apogent Technologies, Inc.,
   6.500% 05/15/13                                             495,000        515,013
Omnicare, Inc.:
   6.125% 06/01/13                                             400,000        402,000
   8.125% 03/15/11                                             275,000        301,125
Province Healthcare Co.,
   7.500% 06/01/13                                             300,000        299,250
Select Medical Corp.:
   7.500% 08/01/13                                             200,000        212,000
   9.500% 06/15/09                                             325,000        356,688
Triad Hospital, Inc.,
   8.750% 05/01/09                                             525,000        567,000
                                                                         ------------
                                                                            3,641,638
                                                                         ------------

                       See Notes to Investment Portfolio.

                                                              PAR            VALUE
                                                          ------------   ------------
HOTELS, CAMPS & LODGING--2.0%
Extended Stay America, Inc.:
   9.150% 03/15/08                                        $     50,000   $     52,062
   9.875% 06/15/11                                             350,000        393,313
ITT Corp.,
   6.750% 11/15/05                                              35,000         36,838
Starwood Hotels & Resorts
   Worldwide, Inc.,
   7.875% 05/01/12                                             290,000        324,800
                                                                         ------------
                                                                              807,013
                                                                         ------------
OTHER SERVICES--1.2%
Corrections Corp. of America:
   7.500% 05/01/11                                             275,000        289,437
   7.500% 05/01/11 (a)                                         100,000        105,250
   9.875% 05/01/09                                             100,000        112,000
                                                                         ------------
                                                                              506,687
                                                                         ------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--17.6%
AEROSPACE--3.8%
K&F Industries,
   9.625% 12/15/10                                             320,000        358,400
L-3 Communications Corp.,
   7.625% 06/15/12                                             710,000        773,900
Transdigm, Inc.,
   8.375% 07/15/11                                             375,000        399,375
                                                                         ------------
                                                                            1,531,675
                                                                         ------------
BROADCASTING--2.1%
LIN Television Corp.,
   6.500% 05/15/13 (a)                                         350,000        350,000
Sinclair Broadcast Group, Inc.,
   8.750% 12/15/11                                             450,000        499,500
                                                                         ------------
                                                                              849,500
                                                                         ------------
CABLE--5.5%
British Sky Broadcasting PLC:
   7.300% 10/15/06                                              20,000         22,288
   8.200% 07/15/09                                             200,000        238,128
DirecTV Holdings Finance,
   8.375% 03/15/13                                             515,000        597,400
EchoStar DBS Corp.,
   5.750% 10/01/08 (a)                                         725,000        733,156
Rogers Cable, Inc.,
   6.250% 06/15/13                                             650,000        655,161
                                                                         ------------
                                                                            2,246,133
                                                                         ------------
ENVIRONMENTAL SERVICES--2.3%
Allied Waste North America, Inc.:
   9.250% 09/01/12                                              50,000         56,500
   10.000% 08/01/09                                            650,000        702,000
Synagro Technologies, Inc.,
   9.500% 04/01/09                                             175,000        191,188
                                                                         ------------
                                                                              949,688
                                                                         ------------
MARINE TRANSPORTATION--1.7%
Teekay Shipping Corp.,
   8.875% 07/15/11                                             610,000        692,350
                                                                         ------------
TELECOMMUNICATIONS--2.2%
Cincinnati Bell, Inc.,
   8.375% 01/15/14 (a)                                    $    115,000   $    124,200
Nextel Communications, Inc.:
   7.375% 08/01/15                                             125,000        134,375
   9.375% 11/15/09                                             500,000        543,750
   9.500% 02/01/11                                              60,000         67,950
                                                                         ------------
                                                                              870,275
                                                                         ------------
TOTAL CORPORATE FIXED-INCOME
   BONDS & NOTES
   (cost of $36,093,769)                                                   37,052,452
                                                                         ------------

CONVERTIBLE BOND--0.1%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.1%
TELECOMMUNICATIONS--0.1%
COLT Telecom Group PLC,
   2.000% 03/29/06 (a)
   (cost of $24,150)                                            40,000         54,430
                                                                         ------------

                                                              UNITS
                                                          ------------
WARRANTS (c)--0.0%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction International, Inc.,
   expires 03/01/05 (d)                                            220             --(e)
Ono Finance PLC,
   expires 03/16/11 (a)(d)                                          85             --(e)
                                                                         ------------
                                                                                   --
                                                                         ------------
BROADCASTING--0.0%
XM Satellite Radio Holdings, Inc.,
   expires 03/15/10 (a)                                            150          3,113
                                                                         ------------
COMMUNICATION SERVICES--0.0%
UbiquiTel, Inc.,
   expires 04/15/10 (a)(d)                                          50             --(e)
                                                                         ------------
MOTOR FREIGHT & WAREHOUSING--0.0%
QDI LLC,
   expires 01/15/07 (a)(d)                                         153          2,234
                                                                         ------------
TELECOMMUNICATIONS--0.0%
Carrier 1 International SA,
   expires 02/19/09 (a)(d)(f)                                      113             --(e)
Horizon PCS, Inc.,
   expires 10/01/10 (a)(d)(f)                                      145             --(e)
Jazztel PLC,
   expires 07/15/10 (a)(d)                                          60             --(e)
                                                                         ------------
                                                                                   --
                                                                         ------------
TOTAL WARRANTS
   (cost of $22,709)                                                            5,347
                                                                         ------------

                       See Notes to Investment Portfolio.

                                                             SHARES          VALUE
                                                          ------------   ------------
COMMON STOCK (c)--0.0%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.0%
POLLUTION CONTROL--0.0%
Fairlane Management Corp. (d)
   (cost of $0)                                                  1,200   $         --(e)
                                                                         ------------

                                                              PAR
                                                          ------------
SHORT-TERM OBLIGATION--6.5%
Repurchase agreement with
   State Street Bank & Trust Co., dated
   12/31/03, due 01/02/04 at 0.730%,
   collateralized by a U.S. Treasury
   Note maturing 08/15/07, market
   value $2,671,746
   (repurchase proceeds $2,618,106)
   (cost of $2,618,000)                                   $  2,618,000      2,618,000
                                                                         ------------
TOTAL INVESTMENTS--98.1%
   (cost of $38,758,628) (g)                                               39,730,229
                                                                         ------------
OTHER ASSETS & LIABILITIES, NET--1.9%                                         758,328
                                                                         ------------
NET ASSETS--100.0%                                                       $ 40,488,557
                                                                         ============

NOTES TO INVESTMENT PORTFOLIO:
(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $4,973,445, which represents 12.3% of net assets.
(b) As of December 31, 2003, the Fund held securities of certain issuers that have filed for bankruptcy protection under Chapter 11, representing 0.1% of net assets. Income is being accrued.
(c)  Non-income producing.
(d) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(e)  Security has no value.
(f) As of December 31, 2003, the Fund held a security of an issuer that has filed for bankruptcy protection under Chapter 11. At December 31, 2003, the security had no value. This issuer is in default of certain debt covenants. Income is not being accrued.
(g)  Cost for federal income tax purposes is $38,883,438.

            ACRONYM               NAME
            -------               ----
             REIT      Real Estate Investment Trust

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia High Yield Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                                    $    38,758,628
                                                                                        ---------------
Investments, at value                                                                   $    39,730,229
Cash                                                                                              3,724
Receivable for:
   Fund shares sold                                                                             145,971
   Interest                                                                                     652,393
   Expense reimbursement due from Investment Advisor                                              9,008
Deferred Trustees' compensation plan                                                              1,138
Other assets                                                                                        153
                                                                                        ---------------
     TOTAL ASSETS                                                                            40,542,616
                                                                                        ---------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                                        1,004
   Distributions                                                                                  1,561
   Investment advisory fee                                                                       20,156
   Transfer agent fee                                                                               417
   Pricing and bookkeeping fees                                                                   2,051
   Audit fee                                                                                     18,949
   Custody fee                                                                                    1,041
   Distribution fee--Class B                                                                      1,703
Deferred Trustees' fees                                                                           1,138
Other liabilities                                                                                 6,039
                                                                                        ---------------
     TOTAL LIABILITIES                                                                           54,059
                                                                                        ---------------
NET ASSETS                                                                              $    40,488,557
                                                                                        ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                         $    49,103,518
Overdistributed net investment income                                                          (113,376)
Accumulated net realized loss                                                                (9,473,252)
Net unrealized appreciation on:
   Investments                                                                                  971,601
   Foreign currency translations                                                                     66
                                                                                        ---------------
NET ASSETS                                                                              $    40,488,557
                                                                                        ===============
CLASS A:
Net assets                                                                              $    12,132,064
Shares outstanding                                                                            1,288,029
                                                                                        ===============
Net asset value per share                                                               $          9.42
                                                                                        ===============
CLASS B:
Net assets                                                                              $    28,356,493
Shares outstanding                                                                            3,010,584
                                                                                        ===============
Net asset value per share                                                               $          9.42
                                                                                        ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia High Yield Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                               $         4,281
Interest                                                                                      1,840,484
Other                                                                                            19,220
                                                                                        ---------------
   Total Investment Income                                                                    1,863,985
                                                                                        ---------------
EXPENSES:
Investment advisory fee                                                                         161,189
Administration fee                                                                               17,244
Distribution fee--Class B                                                                        42,008
Transfer agent fee                                                                                5,000
Pricing and bookkeeping fees                                                                     29,652
Trustees' fees                                                                                      202
Custody fee                                                                                       9,691
Audit fee                                                                                        40,802
Amortization of organization expense                                                                375
Other expenses                                                                                   14,577
                                                                                        ---------------
   Total Expenses                                                                               320,740
Fees and expenses waived or reimbursed by Investment Advisor                                    (82,476)
Fees waived by Distributor--Class B                                                             (31,926)
Custody earnings credit                                                                            (413)
                                                                                        ---------------
   Net Expenses                                                                                 205,925
                                                                                        ---------------
Net Investment Income                                                                         1,658,060
                                                                                        ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                                                 (854,136)
   Foreign currency transactions                                                                 (1,976)
                                                                                        ---------------
     Net realized loss                                                                         (856,112)
                                                                                        ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                                2,257,438
   Foreign currency translations                                                                     66
                                                                                        ---------------
     Net change in unrealized appreciation/depreciation                                       2,257,504
                                                                                        ---------------
Net Gain                                                                                      1,401,392
                                                                                        ---------------
Net Increase in Net Assets from Operations                                              $     3,059,452
                                                                                        ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia High Yield Fund, Variable Series

                                                                                           YEAR ENDED        YEAR ENDED
                                                                                          DECEMBER 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                            2003              2002
----------------------------------                                                      ---------------    ---------------
OPERATIONS:
Net investment income                                                                   $     1,658,060    $       153,065
Net realized loss on investments and foreign currency transactions                             (856,112)          (126,213)
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                                      2,257,504             30,091
                                                                                        ---------------    ---------------
        Net Increase from Operations                                                          3,059,452             56,943
                                                                                        ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                     (666,816)          (149,903)
   Class B                                                                                   (1,094,776)                --
From net realized gains:
   Class A                                                                                      (20,678)                --
   Class B                                                                                      (48,075)                --
                                                                                        ---------------    ---------------
   Total Distributions Declared to Shareholders                                              (1,830,345)          (149,903)
                                                                                        ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                              8,243,839            626,496
   Proceeds received in connection with merger                                               12,120,783                 --
   Distributions reinvested                                                                     687,494            149,903
   Redemptions                                                                              (11,587,253)          (907,995)
                                                                                        ---------------    ---------------
        Net Increase (Decrease)                                                               9,464,863           (131,596)
                                                                                        ---------------    ---------------
Class B:
   Subscriptions                                                                             13,066,846                 --
   Proceeds received in connection with merger                                               17,750,911                 --
   Distributions reinvested                                                                   1,142,851                 --
   Redemptions                                                                               (4,362,756)                --
                                                                                        ---------------    ---------------
        Net Increase                                                                         27,597,852                 --
                                                                                        ---------------    ---------------
Net Increase (Decrease) from Share Transactions                                              37,062,715           (131,596)
                                                                                        ---------------    ---------------
Total Increase (Decrease) in Net Assets                                                      38,291,822           (224,556)
NET ASSETS:
Beginning of period                                                                           2,196,735          2,421,291
                                                                                        ---------------    ---------------
End of period (including overdistributed net investment income of $(113,376)
   and undistributed net investment income of $13,747, respectively)                    $    40,488,557    $     2,196,735
                                                                                        ===============    ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                                896,663             69,617
   Issued in connection with merger                                                           1,328,306                 --
   Issued for distributions reinvested                                                           73,952             16,631
   Redemptions                                                                               (1,256,145)          (101,745)
                                                                                        ---------------    ---------------
        Net Increase (Decrease)                                                               1,042,776            (15,497)
                                                                                        ---------------    ---------------
Class B:
   Subscriptions                                                                              1,411,911                 --
   Issued in connection with merger                                                           1,946,759                 --
   Issued for distributions reinvested                                                          122,973                 --
   Redemptions                                                                                 (471,059)                --
                                                                                        ---------------    ---------------
        Net Increase                                                                          3,010,584                 --
                                                                                        ---------------    ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia High Yield Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Columbia High Yield Fund, Variable Series (formerly Galaxy VIP Columbia High Yield Fund II) (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks a high level of income by investing primarily in non-investment grade corporate debt securities, commonly referred to as "junk" or "high yield" bonds. The Fund's secondary goal is capital appreciation.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, which tend to be more thinly traded and of lesser quality are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the value of a foreign security may occur subsequent to the close of the exchange or market which would not be reflected in the computation of the Fund's net asset value. In such an event, the foreign security will be valued at the fair value.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are credit-worthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations and may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

   ORGANIZATION COSTS--The Fund has borne all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years, beginning with the commencement of the Fund's operation. As of December 31, 2003, all organization costs have been fully amortized.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, market discount reclassifications and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

    OVERDISTRIBUTED
    NET INVESTMENT           ACCUMULATED         PAID-IN
        INCOME            NET REALIZED LOSS      CAPITAL
    ---------------       -----------------    -----------
      $  (23,591)           $  (8,184,224)     $ 8,207,815

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                 DECEMBER 31,    DECEMBER 31,
                                     2003            2002
                                 ------------    ------------
Distributions paid from:
    Ordinary Income*             $  1,830,345    $    149,903
    Long-Term Capital Gains                --              --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED       UNDISTRIBUTED
     ORDINARY            LONG-TERM        NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   -------------       -------------      --------------
     $   11,859          $      --          $  846,857

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates was:

     Unrealized appreciation                 $   951,274
     Unrealized depreciation                    (104,483)
                                             -----------
       Net unrealized appreciation           $   846,791
                                             ===========

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2005                              $     48,985
       2006                                    52,900
       2007                                 1,170,066
       2008                                 2,794,418
       2009                                 4,226,387
       2010                                   260,165
       2011                                   908,941
                                         ------------
                                         $  9,461,862
                                         ============

Of the capital loss carryforwards attributable to the Fund, $8,182,430 was obtained upon the Fund's merger with Colonial High Yield Securities Fund, Variable Series (See Note 7).

No capital loss carryforwards were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

   POST-OCTOBER LOSSES--Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2003, post-October capital losses of $6,713 attributed to security transactions were deferred to January 1, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Fleet Investment Advisors Inc., the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $1 billion                               0.60%
Next $500 million                              0.55%
Over $1.5 billion                              0.50%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.60% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.60%.

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund. Effective November 1, 2003, the Board of Trustees approved an administration fee reduction for the Fund. As a result of the fee reduction, Columbia no longer receives fees from the Fund for its administration services.

For the period April 14, 2003 through October 31, 2003, Columbia was entitled to receive fees, computed daily and payable monthly, at the annual rate of 0.085% of the Fund's average daily net assets. Prior to April 14, 2003, Columbia was entitled to receive fees, computed daily and payable monthly, based on the combined average daily net assets of the funds in the Galaxy VIP Fund (the "predecessor trust") at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $1 billion                              0.085%
Next $1.5 billion                             0.078%
Over $2.5 billion                             0.073%

For the year ended December 31, 2003, the Fund's effective administration fee rate was 0.064%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund at the following annual rates:

AVERAGE DAILY NET ASSETS                                     FEE RATE
------------------------                                    ----------
Under $50 million                                           $   25,000
Of $50 million but less than $200 million                   $   35,000
Of $200 million but less than $500 million                  $   50,000
Of $500 million but less than $1 billion                    $   85,000
Over $1 billion                                             $  125,000

The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.110%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $5,000.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets. The Distributor has voluntarily agreed to waive a portion of the Class B share distribution fee so that it would not exceed 0.06% annually.

   FEE WAIVERS--Effective April 14, 2003, Columbia has agreed to reimburse fees at the annual rate of 0.27% of the Fund's average daily net assets. This agreement will continue until April 13, 2004, after which it may be revised or discontinued any time.

Prior to April 14, 2003, Fleet Investment Advisors, Inc. and/or its affiliates and/or PFPC Inc., the former administrator, could waive all or a portion of the fees payable to them by the predecessor fund.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $37,400,135 and $26,673,477, respectively.


NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   HIGH-YIELD SECURITIES--Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Colonial High Yield Securities Fund, Variable Series merged into the Galaxy VIP Columbia High Yield Fund II, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust. Also on April 14, 2003, Galaxy VIP Columbia High Yield Fund II, created a Class B into which Colonial High Yield Securities Fund, Variable Series Class B shares were reorganized. Galaxy VIP Columbia High Yield Fund II received a tax-free transfer of assets from Colonial High Yield Securities Fund, Variable Series as follows:

       SHARES           NET ASSETS           UNREALIZED
       ISSUED            RECEIVED          DEPRECIATION(1)
     ---------         ------------        ---------------
     3,275,065         $ 29,871,694          $ 1,355,526

    NET ASSETS
   OF GALAXY VIP        NET ASSETS            NET ASSETS OF
     COLUMBIA        OF COLONIAL HIGH      GALAXY VIP COLUMBIA
    HIGH YIELD       YIELD SECURITIES      HIGH YIELD FUND II
      FUND II      FUND, VARIABLE SERIES       IMMEDIATELY
     PRIOR TO      IMMEDIATELY PRIOR TO           AFTER
    COMBINATION         COMBINATION            COMBINATION
   -------------   ---------------------   -------------------
    $ 2,264,927        $  29,871,694          $  32,136,621

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Galaxy VIP Columbia High Yield Fund II was reorganized as the Columbia High Yield Fund, Variable Series.

The accompanying statement of operations, statement of changes in net assets and financial highlights for the Fund represents the historical operations of the Galaxy VIP Columbia High Yield Fund II for periods prior to April 14, 2003.

FINANCIAL HIGHLIGHTS
Columbia High Yield Fund, Variable Series--Class A Shares (a)

Selected data for a share outstanding throughout each period is as follows:

                                                                                   YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                              2003            2002          2001             2000          1999
                                                           ----------      ----------    ----------       ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     8.96      $     9.29    $     9.35       $     9.70    $    10.36
                                                           ----------      ----------    ----------       ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            0.56(b)         0.59          0.64(c)          0.69          0.70
Net realized and unrealized gain (loss) on investments
  and foreign currency                                           0.52           (0.35)        (0.07)(c)        (0.35)        (0.65)
                                                           ----------      ----------    ----------       ----------    ----------
    Total from Investment Operations                             1.08            0.24          0.57             0.34          0.05
                                                           ----------      ----------    ----------       ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.60)          (0.57)        (0.63)           (0.69)        (0.70)
From net realized gains                                         (0.02)             --            --               --         (0.01)
                                                           ----------      ----------    ----------       ----------    ----------
     Total Distributions Declared to Shareholders               (0.62)          (0.57)        (0.63)           (0.69)        (0.71)
                                                           ----------      ----------    ----------       ----------    ----------
NET ASSET VALUE, END OF PERIOD                             $     9.42      $     8.96    $     9.29       $     9.35    $     9.70
                                                           ==========      ==========    ==========       ==========    ==========
Total return (d)(e)(f)                                          12.37%           2.74%         6.18%            3.66%         0.56%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                     0.77%           1.68%         1.60%            1.60%         1.60%
Net investment income (g)                                        6.06%           6.46%         6.89%(c)         7.29%         7.00%
Waiver/reimbursement                                             0.36%           1.68%         1.63%            1.58%         1.29%
Portfolio turnover rate                                           112%             49%           54%              46%           35%
Net assets, end of period (000's)                          $   12,132      $    2,197    $    2,421       $    2,188    $    2,403

(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
     (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01) and 0.25%, respectively.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS


To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Columbia High Yield Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Fund, Variable Series (the "Fund") (formerly Galaxy VIP Columbia High Yield Fund II) (a series of Liberty Variable Investment Trust) (formerly a series of Galaxy VIP
Fund) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements and financial highlights of the Fund for periods prior to January 1, 2003 were audited by other independent accountants whose report dated February 7, 2003 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

PORTFOLIO MANAGER'S DISCUSSION
Columbia International Fund, Variable Series / December 31, 2003

Columbia International Fund, Variable Series seeks long-term capital growth by investing primarily in equity securities of growth companies located outside the United States.

James M. McAlear has managed the fund since February 2003. He has managed international portfolios since joining Columbia Management Advisors, Inc. and its predecessors in 1992.

The portfolio slightly underperformed its benchmark because of its relatively small commitment to Germany. The German market rebounded strongly in response to government changes in financial policy, and the fund did not fully participate in those gains. The portfolio benefited from investments in the materials, energy and industrials sectors which responded positively to the global economic recovery. A weak US dollar also had a positive impact on returns. During the period, the Japanese yen rose more than 10% and the Euro went up more than 20% against the US dollar. Because portfolio securities were purchased in local currencies, their values rose when converted to US dollars.

A YEAR OF STRONG RETURNS FROM MANY FOREIGN STOCK MARKETS
Despite cautious initial forecasts, international markets enjoyed a year of strong returns in 2003. At the beginning of the year, global markets faced several uncertainties, including possible war in Iraq, prospects for mediocre economic growth, the SARS (severe acute respiratory syndrome) epidemic in Asia and depressed business and consumer confidence. After a weak first quarter, investor sentiment improved quickly, as major military action in Iraq ended, SARS was controlled and global economic growth picked up.

AN EMPHASIS ON JAPAN
Japan was the portfolio's largest country weight. Around mid-year, severely depressed banks and insurance companies in Japan reacted positively to changes in government policies regarding financial institutions. Following this development, we added Japanese banks and insurance companies to the portfolio and benefited from substantial gains. New Japanese investments included UFJ Holdings, a large bank, and insurance company Millea Holdings (0.9% and 1.8% of net assets, respectively). The performance of the Japanese stock market lagged other world markets in the fourth quarter of 2003. However, we continue to believe that Japanese stocks have the potential for gains in a strengthening economy.

   We maintained a relatively large weight in Thailand, the strongest performing market of 2003. In Thailand we favored stocks with the potential to benefit from the country's infrastructure development. Examples are Siam Cement and Land & House Public, both of which added to the fund's total return (1.2% and 0.5% of net assets, respectively.) However, we reduced our exposure to other emerging markets, including China, near the end of the period because valuations were high. While we continue to believe in China's prospects, we became concerned about the country's ability to sustain its recent strong economic growth. The emergence of a property construction bubble, structural weakness in the banking system and rapidly developing shortages in electric power capacity could cause Chinese authorities to slow the country's extraordinary growth.

ADDED TO EUROPEAN HOLDINGS
We added to our German holdings after research visits to Europe provided a more positive view of the country's investment and economic environment. We invested in Allianz (2.3% of net assets), an insurance company that performed well. We made modest new investments in the emerging markets of Eastern Europe that we believe could perform well as they become more integrated with Western Europe.

PORTFOLIO POSITIONED TO CAPITALIZE ON VALUATIONS AND RESTRUCTURING
We believe prospects for international markets are attractive for 2004. We expect the dollar to continue to weaken but at a slower rate than in 2003. The portfolio is positioned to take advantage of the restructuring of European companies and attractive valuations and earnings forecasts of Japanese companies. While we reduced exposure to emerging markets, we will continue to monitor these markets and take advantage of investment opportunities as they arise.


Economic and market conditions change frequently. There is no assurance that the trends described here will continue or commence.

An investment in the Columbia International Fund, Variable Series may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund invests in foreign securities, which have special risks, including political or economic instability and higher transactions costs; different regulations, accounting standards, trading practices and levels of information; and currency exchange rate fluctuations.

As a non-diversified portfolio, the fund may invest a significant percentage of its assets in a single issuer. As a result it may have increased risk compared to a more diversified fund.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Columbia International Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                        1-YEAR   5-YEAR    LIFE
----------------------------------------------------------------
Class A (5/2/94)                        35.54     0.36     1.63
MSCI All Country World Free
  ex-US Index(1)                        41.38     1.54     4.20
MSCI EAFE Index(1)                      38.59    -0.05     3.80

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)           12/31/02    12/31/03
------------------------------------------------------------
Class A                                   1.26        1.69

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/2/94 - 12/31/03

Class A: $11,692

                   CLASS A SHARES    MSCI AC WORLD FREE EX-US INDEX    MSCI EAFE INDEX
   05/1994         $       10,000                   $        10,000    $        10,000
 5/31/1994         $        9,900                   $        10,003    $         9,943
 6/30/1994         $        9,700                   $        10,074    $        10,083
 7/31/1994         $        9,950                   $        10,238    $        10,180
 8/31/1994         $       10,251                   $        10,582    $        10,421
 9/30/1994         $        9,950                   $        10,320    $        10,093
10/31/1994         $       10,000                   $        10,597    $        10,429
11/30/1994         $        9,550                   $        10,087    $         9,927
12/31/1994         $        9,400                   $        10,063    $         9,990
 1/31/1995         $        8,850                   $         9,607    $         9,606
 2/28/1995         $        8,701                   $         9,555    $         9,579
 3/31/1995         $        8,850                   $        10,094    $        10,176
 4/30/1995         $        9,100                   $        10,488    $        10,559
 5/31/1995         $        9,100                   $        10,441    $        10,433
 6/30/1995         $        9,050                   $        10,297    $        10,251
 7/31/1995         $        9,549                   $        10,881    $        10,889
 8/31/1995         $        9,549                   $        10,503    $        10,474
 9/30/1995         $        9,699                   $        10,683    $        10,679
10/31/1995         $        9,549                   $        10,398    $        10,391
11/30/1995         $        9,699                   $        10,642    $        10,680
12/31/1995         $        9,949                   $        11,063    $        11,111
 1/31/1996         $        9,898                   $        11,215    $        11,156
 2/29/1996         $        9,898                   $        11,215    $        11,194
 3/31/1996         $       10,100                   $        11,425    $        11,431
 4/30/1996         $       10,656                   $        11,771    $        11,764
 5/31/1996         $       10,555                   $        11,594    $        11,548
 6/30/1996         $       10,605                   $        11,653    $        11,612
 7/31/1996         $       10,201                   $        11,266    $        11,273
 8/31/1996         $       10,353                   $        11,333    $        11,298
 9/30/1996         $       10,455                   $        11,614    $        11,599
10/31/1996         $       10,202                   $        11,498    $        11,480
11/30/1996         $       10,606                   $        11,942    $        11,937
12/31/1996         $       10,508                   $        11,803    $        11,783
 1/31/1997         $       10,562                   $        11,586    $        11,371
 2/28/1997         $       10,670                   $        11,798    $        11,557
 3/31/1997         $       10,670                   $        11,773    $        11,599
 4/30/1997         $       10,616                   $        11,873    $        11,660
 5/31/1997         $       11,421                   $        12,606    $        12,419
 6/30/1997         $       12,010                   $        13,302    $        13,104
 7/31/1997         $       12,064                   $        13,570    $        13,316
 8/31/1997         $       11,226                   $        12,502    $        12,321
 9/30/1997         $       11,656                   $        13,179    $        13,011
10/31/1997         $       10,635                   $        12,056    $        12,011
11/30/1997         $       10,312                   $        11,905    $        11,888
12/31/1997         $       10,165                   $        12,042    $        11,992
 1/31/1998         $       10,508                   $        12,402    $        12,540
 2/28/1998         $       11,021                   $        13,229    $        13,345
 3/31/1998         $       11,707                   $        13,687    $        13,756
 4/30/1998         $       11,935                   $        13,786    $        13,864
 5/31/1998         $       11,935                   $        13,535    $        13,796
 6/30/1998         $       11,650                   $        13,485    $        13,901
 7/31/1998         $       11,992                   $        13,613    $        14,042
   8/31/98         $       10,238                   $        11,693    $        12,302
   9/30/98         $        9,780                   $        11,447    $        11,924
  10/31/98         $       10,524                   $        12,646    $        13,167
  11/30/98         $       11,095                   $        13,325    $        13,841
  12/31/98         $       11,481                   $        13,784    $        14,386
 1/31/1999         $       11,481                   $        13,769    $        14,343
 2/28/1999         $       11,252                   $        13,460    $        14,002
 3/31/1999         $       11,653                   $        14,110    $        14,586
 4/30/1999         $       12,342                   $        14,816    $        15,176
 5/31/1999         $       11,768                   $        14,120    $        14,395
 6/30/1999         $       12,456                   $        14,769    $        14,956
 7/31/1999         $       12,916                   $        15,115    $        15,400
 8/31/1999         $       13,031                   $        15,168    $        15,457
 9/30/1999         $       13,088                   $        15,269    $        15,613
10/31/1999         $       13,433                   $        15,837    $        16,199
11/30/1999         $       14,294                   $        16,471    $        16,761
12/31/1999         $       16,139                   $        18,042    $        18,266
 1/31/2000         $       15,156                   $        17,062    $        17,106
 2/29/2000         $       15,735                   $        17,523    $        17,566
 3/31/2000         $       15,966                   $        18,182    $        18,248
 4/30/2000         $       14,751                   $        17,167    $        17,288
 5/31/2000         $       14,462                   $        16,728    $        16,866
 6/30/2000         $       14,520                   $        17,440    $        17,526
 7/31/2000         $       14,057                   $        16,751    $        16,791
 8/31/2000         $       14,230                   $        16,959    $        16,938
 9/30/2000         $       13,777                   $        16,018    $        16,113
10/31/2000         $       13,309                   $        15,509    $        15,732
11/30/2000         $       12,899                   $        14,814    $        15,142
12/31/2000         $       13,159                   $        15,319    $        15,680
 1/31/2001         $       12,750                   $        15,549    $        15,672
 2/28/2001         $       11,795                   $        14,317    $        14,497
 3/31/2001         $       10,841                   $        13,305    $        13,530
 4/30/2001         $       11,386                   $        14,210    $        14,470
 5/31/2001         $       11,046                   $        13,818    $        13,959
 6/30/2001         $       10,910                   $        13,288    $        13,388
 7/31/2001         $       10,568                   $        12,992    $        13,145
 8/31/2001         $       10,432                   $        12,670    $        12,812
 9/30/2001         $        9,750                   $        11,326    $        11,514
10/31/2001         $        9,818                   $        11,643    $        11,809
11/30/2001         $        9,955                   $        12,175    $        12,245
12/31/2001         $        9,955                   $        12,332    $        12,317
 1/31/2002         $        9,478                   $        11,804    $        14,505
 2/28/2002         $        9,614                   $        11,889    $        11,744
 3/31/2002         $        9,819                   $        12,520    $        12,436
 4/30/2002         $        9,956                   $        12,617    $        12,461
 5/31/2002         $        9,956                   $        12,754    $        12,619
 6/30/2002         $        9,819                   $        12,203    $        12,117
 7/31/2002         $        8,932                   $        11,013    $        10,921
 8/31/2002         $        8,932                   $        11,015    $        10,896
 9/30/2002         $        8,387                   $         9,847    $         9,726
10/31/2002         $        8,591                   $        10,375    $        10,248
11/30/2002         $        8,659                   $        10,874    $        10,713
12/31/2002         $        8,625                   $        10,524    $        10,353
 1/31/2003         $        8,283                   $        10,154    $         9,922
 2/28/2003         $        8,283                   $         9,948    $         9,694
 3/31/2003         $        8,352                   $         9,755    $         9,504
 4/30/2003         $        8,900                   $        10,696    $        10,436
 5/31/2003         $        9,447                   $        11,377    $        11,068
 6/30/2003         $        9,584                   $        11,692    $        11,336
 7/31/2003         $        9,652                   $        12,003    $        11,610
 8/31/2003         $        9,858                   $        12,361    $        11,890
 9/30/2003         $       10,202                   $        12,707    $        12,256
10/31/2003         $       10,749                   $        13,530    $        13,020
11/30/2003         $       10,955                   $        13,825    $        13,309
12/31/2003         $       11,692                   $        14,881    $        14,350

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) All Country World Free ex-US Index is an unmanaged index of global stock market performance excluding the US. The MSCI EAFE Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America. As reported in the semiannual report dated June 30, 2003, the MSCI EAFE Index used to be the fund's primary benchmark. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from April 30, 1994.

INVESTMENT PORTFOLIO
Columbia International Fund, Variable Series / December 31, 2003

                                                        SHARES         VALUE
                                                     ------------   ------------
COMMON STOCKS--98.8%
CONSUMER DISCRETIONARY--12.5%
AUTO COMPONENTS--0.7%
Continental AG                                             10,837   $    410,578
FCC Co., Ltd.                                               6,700        207,626
                                                                    ------------
                                                                         618,204
                                                                    ------------
AUTOMOBILES--1.1%
Honda Motor Co., Ltd.                                       9,100        404,312
Toyota Motor Corp.                                         14,400        486,564
                                                                    ------------
                                                                         890,876
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--1.5%
Accor SA                                                   18,480        835,891
Compass Group PLC                                          63,690        432,022
                                                                    ------------
                                                                       1,267,913
                                                                    ------------
HOUSEHOLD DURABLES--4.0%
Koninklijke Philips Electronics NV                         33,700        982,957
Matsushita Electric Industrial Co., Ltd.                  113,000      1,563,131
Sanyo Electric Co., Ltd.                                  144,000        752,695
                                                                    ------------
                                                                       3,298,783
                                                                    ------------
MEDIA--1.7%
JC Decaux SA (a)                                           30,100        491,502
Pearson PLC                                                79,000        877,138
                                                                    ------------
                                                                       1,368,640
                                                                    ------------
MULTI-LINE RETAIL--0.4%
Seiyu Ltd. (a)                                             85,000        288,001
                                                                    ------------
SPECIALTY RETAIL--2.1%
Aoyama Trading Co., Ltd.                                   20,300        401,699
Next PLC                                                   30,042        602,226
Shimamura Co., Ltd.                                         6,200        421,300
USS Co., Ltd.                                               4,580        324,044
                                                                    ------------
                                                                       1,749,269
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
LVMH Moet Hennessy Louis
  Vuitton SA                                                8,000        581,593
Sanyo Shokai Ltd.                                          32,000        207,290
                                                                    ------------
                                                                         788,883
                                                                    ------------

CONSUMER STAPLES--3.2%
BEVERAGES--0.3%
Pernod-Ricard                                               2,300        255,449
                                                                    ------------
FOOD & DRUG RETAILING--0.4%
Seven-Eleven Japan Co., Ltd.                               10,000        303,356
                                                                    ------------
FOOD PRODUCTS--0.8%
Nestle SA                                                   2,710        676,788
                                                                    ------------
HOUSEHOLD PRODUCTS--1.1%
Reckitt Benckiser PLC                                      40,534        914,571
                                                                    ------------
TOBACCO--0.6%
Imperial Tobacco Group PLC                                 22,876        449,183
                                                                    ------------

ENERGY--6.0%
OIL & GAS--6.0%
BP PLC                                                    108,060        873,804
EnCana Corp.                                               25,200        994,467
ENI-Ente Nazionale Idrocarburi SpA                         58,500   $  1,102,658
Fortum Oyj                                                100,000      1,030,639
PTT Public Co., Ltd., NVDR                                147,000        686,352
Total SA                                                    1,300        241,432
                                                                    ------------
                                                                       4,929,352
                                                                    ------------

FINANCIALS--20.1%
BANKS--9.1%
Anglo Irish Bank Corp., PLC                                33,600        529,603
Banco Popular Espanol SA                                    7,257        432,486
Banco Santander Central Hispano SA                         81,100        959,489
Credit Agricole SA                                         52,315      1,247,758
Credit Suisse Group                                        52,390      1,915,984
Fortis Bank Nederland NV (a)(b)(c)                            525             --
Royal Bank of Scotland Group PLC                           20,220        594,103
Siam Commercial Bank Public Co., Ltd.,
  Registered Shares (a)                                   320,500        448,931
Standard Chartered PLC                                     37,335        614,799
UFJ Holdings, Inc.                                            151        725,860
                                                                    ------------
                                                                       7,469,013
                                                                    ------------
DIVERSIFIED FINANCIALS--2.9%
ING Groep NV                                               72,917      1,698,710
Nomura Holdings, Inc.                                      42,000        715,452
                                                                    ------------
                                                                       2,414,162
                                                                    ------------
INSURANCE--5.6%
Allianz AG, Registered Shares                              15,200      1,916,657
Daido Life Insurance Co., Ltd.                                108        321,576
Irish Life & Permanent PLC                                 31,800        512,850
Millea Holdings, Inc.                                         112      1,463,574
Mitsui Sumitomo Insurance Co., Ltd.                        42,000        344,985
                                                                    ------------
                                                                       4,559,642
                                                                    ------------
REAL ESTATE--2.5%
Mitsubishi Estate Co., Ltd.                               163,000      1,545,788
Sun Hung Kai Properties Ltd.                               59,000        486,363
                                                                    ------------
                                                                       2,032,151
                                                                    ------------

HEALTH CARE--6.6%
HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
Olympus Optical Co., Ltd.                                  43,000        933,168
Smith & Nephew PLC                                        115,697        969,119
                                                                    ------------
                                                                       1,902,287
                                                                    ------------
PHARMACEUTICALS--4.3%
Chugai Pharmaceutical Co., Ltd.                            32,400        466,033
Dr. Reddy's Laboratories Ltd., ADR                         11,700        370,305
GlaxoSmithKline PLC                                        41,876        956,810
Novartis AG, Registered Shares                             18,450        837,281
Ranbaxy Laboratories Ltd., GDR                             14,600        372,300
Teva Pharmaceutical Industries Ltd., ADR                    9,400        533,074
                                                                    ------------
                                                                       3,535,803
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
INDUSTRIALS--12.5%
COMMERCIAL SERVICES & SUPPLIES--2.1%
Adecco SA, Registered Shares                               16,480   $  1,058,886
Capita Group PLC                                          152,270        660,498
                                                                    ------------
                                                                       1,719,384
                                                                    ------------
CONSTRUCTION & ENGINEERING--0.5%
Land & House Public Co., Ltd., NVDR                     1,211,100        375,961
                                                                    ------------
ELECTRICAL EQUIPMENT--2.1%
Siemens AG, Registered Shares                              21,569      1,725,668
                                                                    ------------
INDUSTRIAL CONGLOMERATES--1.2%
Burberry Group PLC                                         88,400        576,754
Smiths Group PLC                                           32,900        388,193
                                                                    ------------
                                                                         964,947
                                                                    ------------
MACHINERY--1.1%
Atlas Copco AB, Class B                                    14,800        482,510
Linde AG                                                    8,400        451,919
                                                                    ------------
                                                                         934,429
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Mitsubishi Corp.                                           42,000        445,345
                                                                    ------------
TRANSPORTATION INFRASTRUCTURE--5.0%
Abertis Infraestructuras SA                               174,036      2,629,128
BAA PLC                                                    69,384        614,625
Brisa-Auto Estradas de Portugal SA                        129,200        862,764
                                                                    ------------
                                                                       4,106,517
                                                                    ------------

INFORMATION TECHNOLOGY--10.9%
COMMUNICATIONS EQUIPMENT--0.8%
Nortel Networks Corp. (a)                                 142,700        606,200
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
Ibiden Co., Ltd.                                           31,000        390,629
Keyence Corp.                                               1,700        358,454
Samsung Electronics Co., Ltd., GDR                          4,073        765,724
TDK Corp.                                                   8,700        626,910
                                                                    ------------
                                                                       2,141,717
                                                                    ------------
INTERNET SOFTWARE & SERVICES--1.2%
T-Online International AG (a)                              72,800        944,761
                                                                    ------------
INFORMATION TECHNOLOGY CONSULTING &
  SERVICES--0.6%
Indra Sistemas SA                                          39,200        502,297
                                                                    ------------
OFFICE ELECTRONICS--1.0%
Canon, Inc.                                                18,000        838,381
                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--4.0%
ARM Holdings PLC (a)                                      182,000        417,470
Infineon Technologies AG                                   27,253        378,398
Nikon Corp.                                                30,000        452,513
STMicroelectronics NV, N.Y. Shares                         14,300        386,243
Taiwan Semiconductor
  Manufacturing Co., Ltd., ADR (a)                         53,300        545,792
Tokyo Electron Ltd.                                        14,900      1,132,086
                                                                    ------------
                                                                       3,312,502
                                                                    ------------
SOFTWARE--0.7%
Dassault Systemes SA                                       12,520   $    570,409
                                                                    ------------

MATERIALS--3.9%
CHEMICALS--1.6%
BASF AG                                                     7,652        429,802
MG Technologies AG                                         31,400        439,143
Nitto Denko Corp.                                           7,900        420,311
                                                                    ------------
                                                                       1,289,256
                                                                    ------------
CONSTRUCTION MATERIALS--1.2%
Siam Cement Public Co., Ltd., NVDR                        152,700        978,883
                                                                    ------------
METALS & MINING--1.1%
BHP Billiton Ltd.                                          97,180        891,963
                                                                    ------------

TELECOMMUNICATION SERVICES--6.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.0%
France Telecom SA                                          15,049        429,656
Nippon Telegraph & Telephone Corp.                             81        390,881
Telecom Italia SpA                                        134,675        398,757
Telefonica SA                                              82,872      1,215,386
                                                                    ------------
                                                                       2,434,680
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--3.5%
NTT DoCoMo, Inc.                                              565      1,281,514
Vodafone Group PLC                                        657,646      1,625,896
                                                                    ------------
                                                                       2,907,410
                                                                    ------------

UTILITIES--16.6%
ELECTRIC UTILITIES--8.8%
Edison International (a)                                   57,400      1,258,782
Exelon Corp.                                               13,100        869,316
FirstEnergy Corp.                                          12,300        432,960
National Grid Transco PLC                                 127,404        910,259
Pepco Holdings, Inc.                                       28,300        552,982
PG&E Corp. (a)                                             30,400        844,208
Pinnacle West Capital Corp.                                19,500        780,390
Public Service Enterprise Group, Inc.                       9,000        394,200
Scottish & Southern Energy PLC                            100,000      1,201,339
                                                                    ------------
                                                                       7,244,436
                                                                    ------------
GAS UTILITIES--7.8%
Enagas SA                                                 366,311      3,969,190
Snam Rete Gas SpA                                         577,000      2,442,691
                                                                    ------------
                                                                       6,411,881
                                                                    ------------
TOTAL COMMON STOCKS
  (cost of $61,283,272)                                               81,059,353
                                                                    ------------

PREFERRED STOCK--0.5%
CONSUMER DISCRETIONARY--0.5%
MEDIA--0.5%
ProSiebenSat.1 Media AG
  (cost of $401,229)                                       22,984        383,703
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                         PAR           VALUE
                                                     ------------   ------------
SHORT-TERM OBLIGATION--0.2%
Repurchase agreement with
  State Street Bank & Trust Co.,
  dated 12/31/03, due 01/02/04
  at 0.780%, collateralized
  by a U.S. Treasury Note
  maturing 08/15/11,
  market value $186,619
  (repurchase proceeds $180,008)
  (cost of $180,000)                                 $    180,000   $    180,000
                                                                    ------------
TOTAL INVESTMENTS--99.5%
  (cost of $61,864,501) (d)                                           81,623,056
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--0.5%                                    378,752
                                                                    ------------
NET ASSETS--100.0%                                                  $ 82,001,808
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(c)  Security has no value.
(d)  Cost for federal income tax purposes is $63,597,997.

SUMMARY OF SECURITIES                              % OF TOTAL
BY COUNTRY (UNAUDITED):                VALUE       INVESTMENTS
-----------------------            -------------   -----------
Japan                              $  18,213,476      22.3%
United Kingdom                        13,678,809      16.8
Spain                                  9,707,976      11.9
Germany                                7,080,630       8.7
United States                          5,312,838       6.5
France                                 4,653,689       5.7
Switzerland                            4,488,940       5.5
Italy                                  3,944,106       4.8
Netherlands                            3,067,909       3.7
Thailand                               2,490,128       3.0
Canada                                 1,600,668       2.0
Ireland                                1,042,453       1.3
Finland                                1,030,639       1.3
Australia                                891,963       1.1
Portugal                                 862,764       1.1
South Korea                              765,724       0.9
India                                    742,605       0.9
Taiwan                                   545,792       0.7
Israel                                   533,074       0.6
Hong Kong                                486,363       0.6
Sweden                                   482,510       0.6
                                   -------------     -----
                                   $  81,623,056     100.0%
                                   =============     =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM               NAME
            -------               ----
              ADR       American Depositary Receipt
              GDR       Global Depositary Receipt
              NVDR      Non-Voting Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia International Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                     $     61,864,501
                                                                         ----------------
Investments, at value                                                    $     81,623,056
Cash                                                                                  853
Foreign currency (cost of $533,420)                                               569,737
Receivable for:
  Investments sold                                                                557,080
  Interest                                                                            270
  Dividends                                                                       109,802
  Expense reimbursement due from Investment Advisor                                25,816
Deferred Trustees' compensation plan                                                3,872
                                                                         ----------------
    TOTAL ASSETS                                                               82,890,486
                                                                         ----------------
LIABILITIES:
Payable for:
  Fund shares repurchased                                                         702,853
  Investment advisory fee                                                          46,926
  Transfer agent fee                                                                  625
  Pricing and bookkeeping fees                                                      3,073
  Audit fee                                                                         8,700
  Custody fee                                                                       9,538
  Distribution fees - Class B                                                       1,845
Deferred Trustees' fees                                                             3,872
Foreign capital gains tax accrued                                                 103,767
Other liabilities                                                                   7,479
                                                                         ----------------
    TOTAL LIABILITIES                                                             888,678
                                                                         ----------------
NET ASSETS                                                               $     82,001,808
                                                                         ================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $     87,143,501
Undistributed net investment income                                               101,611
Accumulated net realized loss                                                 (24,945,888)
Net unrealized appreciation (depreciation) on:
  Investments                                                                  19,758,555
  Foreign currency translations                                                    47,796
  Foreign capital gains tax                                                      (103,767)
                                                                         ----------------
NET ASSETS                                                               $     82,001,808
                                                                         ================
CLASS A:
Net assets                                                               $     75,184,498
Shares outstanding                                                             44,392,198
                                                                         ================
Net asset value per share                                                $           1.69
                                                                         ================
CLASS B:
Net assets                                                               $      6,817,310
Shares outstanding                                                              4,036,722
                                                                         ================
Net asset value per share                                                $           1.69
                                                                         ================

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia International Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                $      1,734,377
Interest                                                                           31,860
                                                                         ----------------
  Total Investment Income (net of foreign taxes withheld of $135,256)           1,766,237
                                                                         ----------------
EXPENSES:
Investment advisory fee                                                           564,108
Distribution fee--Class B                                                          11,521
Pricing and bookkeeping fees                                                       27,631
Transfer agent fee                                                                  7,500
Trustees' fees                                                                      3,755
Custody fee                                                                        62,433
Other expenses                                                                     59,886
                                                                         ----------------
  Total Expenses                                                                  736,834
Fees and expenses waived or reimbursed by Investment Advisor                     (115,632)
Custody earnings credit                                                              (113)
                                                                         ----------------
  Net Expenses                                                                    621,089
                                                                         ----------------
Net Investment Income                                                           1,145,148
                                                                         ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FOREIGN CAPITAL GAINS TAX:
Net realized loss on:
   Investments                                                                 (2,389,735)
   Foreign currency transactions                                                 (210,604)
   Foreign capital gains tax                                                       (1,686)
                                                                         ----------------
     Net realized loss                                                         (2,602,025)
                                                                         ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                 24,821,359
   Foreign currency translations                                                   41,237
   Foreign capital gains tax                                                     (103,767)
                                                                         ----------------
     Net change in unrealized appreciation/depreciation                        24,758,829
                                                                         ----------------
Net Gain                                                                       22,156,804
                                                                         ----------------
Net Increase in Net Assets from Operations                               $     23,301,952
                                                                         ================

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia International Fund, Variable Series

                                                                                      YEAR ENDED          YEAR ENDED
                                                                                     DECEMBER 31,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                       2003               2002
----------------------------------                                                 ----------------    ----------------
OPERATIONS:
Net investment income                                                              $      1,145,148    $        213,923
Net realized loss on investments, foreign currency transactions and foreign
   capital gains tax                                                                     (2,602,025)         (8,171,078)
Net change in unrealized appreciation/depreciation on investments, foreign
   currency translations and foreign capital gains tax                                   24,758,829           3,002,063
                                                                                   ----------------    ----------------
        Net Increase (Decrease) from Operations                                          23,301,952          (4,955,092)
                                                                                   ----------------    ----------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                (780,341)           (113,012)
    Class B                                                                                 (54,564)                 (1)
                                                                                   ----------------    ----------------
    Total Distributions Declared to Shareholders                                           (834,905)           (113,013)
                                                                                   ----------------    ----------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         22,045,783           3,503,319
   Proceeds received in connection with merger                                           35,910,049                  --
   Distributions reinvested                                                                 780,341             113,012
   Redemptions                                                                          (33,015,574)        (10,964,351)
                                                                                   ----------------    ----------------
        Net Increase (Decrease)                                                          25,720,599          (7,348,020)
                                                                                   ----------------    ----------------
Class B:
   Subscriptions                                                                            261,779                  --
   Proceeds received in connection with merger                                            5,503,084                  --
   Distributions reinvested                                                                  54,564                   1
   Redemptions                                                                             (888,774)                 --
                                                                                   ----------------    ----------------
        Net Increase                                                                      4,930,653                   1
                                                                                   ----------------    ----------------
Net Increase (Decrease) from Share Transactions                                          30,651,252          (7,348,019)
                                                                                   ----------------    ----------------
Total Increase (Decrease) in Net Assets                                                  53,118,299         (12,416,124)
NET ASSETS:
Beginning of period                                                                      28,883,509          41,299,633
                                                                                   ----------------    ----------------
End of period (including undistributed net investment income of $101,611 and
   $7,075, respectively)                                                           $     82,001,808    $     28,883,509
                                                                                   ================    ================
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                         15,774,129           2,647,684
   Issued in connection with merger                                                      28,728,067                  --
   Issued for distributions reinvested                                                      468,404              90,410
   Redemptions                                                                          (23,430,429)         (8,091,137)
                                                                                   ----------------    ----------------
        Net Increase (Decrease)                                                          21,540,171          (5,353,043)
                                                                                   ----------------    ----------------
Class B:
   Subscriptions                                                                            180,431                  --
   Issued in connection with merger                                                       4,437,971                  --
   Issued for distributions reinvested                                                       32,782                   1
   Redemptions                                                                             (614,950)                 --
                                                                                   ----------------    ----------------
        Net Increase                                                                      4,036,234                   1
                                                                                   ----------------    ----------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia International Fund, Variable Series / December 31, 2003


NOTE 1. ORGANIZATION

Columbia International Fund, Variable Series (formerly Colonial International Fund for Growth, Variable Series) (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, which tend to be more thinly traded and of lesser quality are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the value of a foreign security may occur subsequent to the close of the exchange or market which would not be reflected in the computation of the Fund's net asset value. In such an event, the foreign security will be valued at the fair value.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge a Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net on non-reclaimable tax withholdings.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FOREIGN CAPITAL GAINS TAX--Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the rate appropriate for each jurisdiction.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.


NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for foreign currency transactions, capital loss carryforwards permanently lost and capital loss carryforwards from the merger were identified and reclassified among the components of the Fund's net assets as follows:

    UNDISTRIBUTED NET          ACCUMULATED          PAID-IN
    INVESTMENT INCOME       NET REALIZED LOSS       CAPITAL
    -----------------       -----------------       -------
      $   (215,707)           $  (6,528,304)     $   6,744,011

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                   DECEMBER 31,    DECEMBER 31,
                                      2003            2002
                                   ------------    ------------
Distributions paid from:
   Ordinary Income*                 $  834,905      $  113,013
   Long-Term Capital Gains                  --              --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

        UNDISTRIBUTED        UNDISTRIBUTED
          ORDINARY             LONG-TERM         NET UNREALIZED
           INCOME            CAPITAL GAINS        APPRECIATION*
        -------------        -------------       --------------
         $    102,117         $          -        $  17,969,509

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates was:

     Unrealized appreciation               $   18,639,220
     Unrealized depreciation                     (614,161)
                                           --------------
       Net unrealized appreciation         $   18,025,059
                                           ==============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2006                              $      5,245
       2007                                   771,402
       2008                                   668,968
       2009                                17,959,809
       2010                                 3,027,462
       2011                                   779,506
                                         ------------
                                         $ 23,212,392
                                         ============

Of the capital loss carryforwards attributable to the Fund, $12,752,633 was obtained upon the Fund's merger with Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series (See Note 7).

Capital loss carryforwards of $11,903,481 were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.


NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Liberty Advisory Services Corp., the previous investment advisor to the Fund, and Colonial Management Associates, Inc., the previous sub-advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co. Columbia is an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $1 billion                               0.90%
Next $500 million                              0.85%
Over $1.5 billion                              0.80%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $1 billion                               0.90%
Over $1 billion                                0.85%

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.90%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.044%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Effective April 7, 2003, Columbia has agreed to reimburse fees at the annual rate of 0.21% of the Fund's average daily net assets. This agreement will continue until April 6, 2004, after which it may be revised or discontinued any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $61,711,477 and $75,201,057, respectively.


NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series (collectively, "the target funds"), merged into the Colonial International Fund for Growth, Variable Series. The Colonial International Fund for Growth, Variable Series, received a tax-free transfer of assets from the target funds as follows:

                          SHARES       NET ASSETS     UNREALIZED
                          ISSUED        RECEIVED    DEPRECIATION(1)
                          ------      ------------  ---------------
Colonial
International
Horizons Fund,
Variable Series           3,046,706   $  3,777,920   $    852,127

Colonial Global
Equity Fund,
Variable Series           1,391,632      1,725,629      1,018,882

Stein Roe
Global
Utilities Fund,
Variable Series          28,727,700     35,909,584        610,951

                                            NET ASSETS
    NET ASSETS          NET ASSETS         OF COLONIAL
   OF COLONIAL            OF THE          INTERNATIONAL
  INTERNATIONAL           TARGET             FUND FOR
     FUND FOR              FUNDS            GROWTH, VS
    GROWTH, VS          IMMEDIATELY        IMMEDIATELY
     PRIOR TO            PRIOR TO             AFTER
   COMBINATION         COMBINATION         COMBINATION
  -------------        ------------       -------------
  $  27,327,712        $ 41,413,133       $  68,740,845

(1) Unrealized depreciation is included in the respective Net Assets Received amount shown above.

Also on April 7, 2003, subsequent to the merger described above, the Colonial International Fund for Growth, Variable Series was renamed the Columbia International Fund, Variable Series.

FINANCIAL HIGHLIGHTS
Columbia International Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2003             2002          2001          2000          1999
                                                           ----------       ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     1.26       $     1.46    $     1.93    $     2.79    $     2.00
                                                           ----------       ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                        0.03             0.01          0.01          0.03          0.03
Net realized and unrealized gain (loss) on investments,
  foreign currency and foreign capital gains tax                 0.42            (0.20)        (0.48)        (0.55)         0.78
                                                           ----------       ----------    ----------    ----------    ----------
    Total from Investment Operations                             0.45            (0.19)        (0.47)        (0.52)         0.81
                                                           ----------       ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.02)           (0.01)           --         (0.04)        (0.02)
In excess of net investment income                                 --               --            --            --(b)         --
From net realized gains                                            --               --            --         (0.30)           --
In excess of net realized gains                                    --               --            --            --(b)         --
                                                           ----------       ----------    ----------    ----------    ----------
    Total Distributions Declared to Shareholders                (0.02)           (0.01)           --         (0.34)        (0.02)
                                                           ----------       ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                             $     1.69       $     1.26    $     1.46    $     1.93    $     2.79
                                                           ==========       ==========    ==========    ==========    ==========
Total return (c)(d)                                             35.54%(e)       (13.35)%      (24.35)%      (18.47)%       40.58%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                     0.97%            1.13%         1.23%         1.08%         1.10%
Net investment income (f)                                        1.84%            0.62%         0.41%         1.20%         1.14%
Waiver/reimbursement                                             0.18%              --            --            --            --
Portfolio turnover rate                                           104%              39%           34%           76%           35%
Net assets, end of period (000's)                          $   75,184       $   28,883    $   41,299    $   61,372    $   82,071

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS


To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Columbia International Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia International Fund, Variable Series (formerly Colonial International Fund for Growth, Variable Series) (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

PORTFOLIO MANAGER'S DISCUSSION
Columbia Real Estate Equity Fund, Variable Series / December 31, 2003

Columbia Real Estate Equity Fund, Variable Series seeks capital appreciation and above-average current income.

David W. Jellison has managed the fund and its predecessor since its inception in March 1998.

The market for real estate investment trusts (REITs) was resilient in 2003, as the NAREIT Equity Index outperformed the S&P 500 Index for the fourth consecutive year. Against this backdrop the fund generated a strong absolute return and outperformed the S&P 500 Index but underperformed the NAREIT Equity Index primarily because of its more defensive posture. An overweight allocation to securities in the forest products sector detracted from performance relative to the index. In addition, the fund was underexposed to health care REITs, one of the better-performing sectors of the index.

SECTOR ALLOCATION DECISIONS AIDED RESULTS
Average vacancy rates in major office markets during the year were significantly higher than their historical average. Similarly, apartment vacancy rates increased as weaker job growth decreased demand while low mortgage rates increased home ownership. We maintained an underweight position in both types of companies, which benefited the fund's return. Cyclically oriented sectors of the real estate markets, including higher-quality regional malls and shopping centers, industrial and lodging companies, were also solid performers. Nevertheless, we did not participate in the rally in health care REITs. These companies rarely meet our selection criteria because their cash flow streams are dependent on government policy.

CAPITAL INFLOWS BOOSTED VALUATIONS
REITs continued to attract inflows of investor capital over the course of the year, in many cases driving prices up to premium levels. As a result, we maintained the fund's defensive positioning. We added to our investment in non-real-estate related companies--primarily in paper and forest products companies, which accounted for approximately 8.5% of the fund's assets by the end of the period. (The fund's investment policy permits us to hold up to 20% of assets in non-real-estate related companies.) We like the paper and forest-products sectors because we believe they are early in their product pricing cycles and that cash flows are set to grow strongly. These stocks, many of which were disappointments when we first purchased them in the fourth quarter of 2002 and in early 2003, recovered nicely as manufacturing activity rebounded. We also added a relatively new investment vehicle called an income deposit security (IDS) by initiating a small position in Volume Services of America, a nationally franchised operator of concessions at stadiums and convention centers. (1.3% of net assets). Popular in Canada, an IDS combines a share of dividend-paying common stock along with an interest in corporate subordinated debt. The security pays both a dividend, which is now taxed at the lower corporate dividend, and interest, which is taxed at ordinary tax rates. We purchased the security for its income potential--the yield was 9.4% on December 31, 2003.

RISKS RISE FOR REITs
Strong performance by REITs during the year was driven, in part, by investors seeking higher yields than they can get from alternative investments. However, the sector faces a number of challenges. Recent tax legislation may cause REITs to look relatively less attractive because, generally speaking, the dividends they pay are taxed at a higher rate than other dividends. Although the business conditions underlying the REIT markets appear to be improving, the timing of increased cash flows from property investments may be slower to materialize than in other sectors of the investment markets. At the same time, real estate stocks have become pricier and risk is rising. We believe the portfolio's defensive positioning is appropriate for this environment. Over the long term, we believe our investments have the potential to benefit from the economic recovery that is now underway.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Columbia Real Estate Equity Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                1-YEAR   5-YEAR     LIFE
---------------------------------------------------------
Class A (3/3/98)                 33.69    12.09     8.39
NAREIT Index(1)                  37.13    14.35     8.95
S&P 500 Index(2)                 28.68    -0.57     2.42

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/02     12/31/03
---------------------------------------------------------
Class A                               9.64         10.96

[CHART]

VALUE OF A $10,000 INVESTMENT, 3/3/98 - 12/31/03

Class A: $15,998

                  CLASS A SHARES        NAREIT INDEX      S&P 500 INDEX
    3/1998        $       10,000     $        10,000    $        10,000
 3/31/1998        $       10,350     $        10,179    $        10,485
 4/30/1998        $        9,981     $         9,847    $        10,591
 5/31/1998        $        9,931     $         9,778    $        10,409
 6/30/1998        $        9,908     $         9,712    $        10,831
 7/31/1998        $        9,356     $         9,081    $        10,717
 8/31/1998        $        8,664     $         8,224    $         9,167
 9/30/1998        $        9,079     $         8,690    $         9,755
10/31/1998        $        8,917     $         8,529    $        10,548
11/30/1998        $        9,079     $         8,654    $        11,187
12/31/1998        $        9,044     $         8,436    $        11,831
 1/31/1999        $        8,889     $         8,260    $        12,326
 2/28/1999        $        8,827     $         8,066    $        11,942
 3/31/1999        $        8,753     $         8,029    $        12,420
 4/30/1999        $        9,406     $         8,791    $        12,901
 5/31/1999        $        9,675     $         8,985    $        12,596
 6/30/1999        $        9,443     $         8,839    $        13,295
 7/31/1999        $        9,077     $         8,558    $        12,880
 8/31/1999        $        9,066     $         8,450    $        12,817
 9/30/1999        $        8,645     $         8,128    $        12,466
10/31/1999        $        8,454     $         7,928    $        13,255
11/30/1999        $        8,370     $         7,799    $        13,524
12/31/1999        $        8,670     $         8,046    $        14,321
 1/31/2000        $        8,702     $         8,073    $        13,602
 2/29/2000        $        8,487     $         7,977    $        13,345
 3/31/2000        $        8,925     $         8,239    $        14,650
 4/30/2000        $        9,466     $         8,793    $        14,209
 5/31/2000        $        9,552     $         8,879    $        13,918
 6/30/2000        $        9,874     $         9,107    $        14,262
 7/31/2000        $       10,772     $         9,903    $        14,039
 8/31/2000        $       10,323     $         9,501    $        14,911
 9/30/2000        $       10,731     $         9,804    $        14,124
10/31/2000        $       10,234     $         9,379    $        14,064
11/30/2000        $       10,521     $         9,499    $        12,956
12/31/2000        $       11,145     $        10,168    $        13,020
 1/31/2001        $       11,023     $        10,274    $        13,482
 2/28/2001        $       10,866     $        10,109    $        12,252
 3/31/2001        $       10,659     $        10,207    $        11,475
 4/30/2001        $       11,041     $        10,451    $        12,367
 5/31/2001        $       11,254     $        10,704    $        12,450
 6/30/2001        $       11,776     $        11,331    $        12,147
 7/31/2001        $       11,527     $        11,106    $        12,028
 8/31/2001        $       11,900     $        11,512    $        11,275
 9/30/2001        $       11,101     $        11,035    $        10,364
10/31/2001        $       10,688     $        10,719    $        10,562
11/30/2001        $       11,352     $        11,309    $        11,372
12/31/2001        $       11,668     $        11,584    $        11,472
 1/31/2002        $       11,737     $        11,608    $        11,305
 2/28/2002        $       11,979     $        11,832    $        11,087
 3/31/2002        $       12,477     $        12,542    $        11,504
 4/30/2002        $       12,569     $        12,648    $        10,807
 5/31/2002        $       12,812     $        12,819    $        10,727
 6/30/2002        $       13,010     $        13,169    $         9,963
 7/31/2002        $       12,277     $        12,480    $         9,187
 8/31/2002        $       12,149     $        12,455    $         9,246
 9/30/2002        $       11,642     $        11,977    $         8,241
10/31/2002        $       11,256     $        11,401    $         8,967
11/30/2002        $       11,852     $        11,938    $         9,495
12/31/2002        $       11,966     $        12,026    $         8,937
 1/31/2003        $       11,643     $        11,676    $         8,703
 2/28/2003        $       11,768     $        11,869    $         8,573
 3/31/2003        $       11,988     $        12,106    $         8,656
 4/30/2003        $       12,510     $        12,639    $         9,369
 5/31/2003        $       13,121     $        13,402    $         9,863
 6/30/2003        $       13,382     $        13,694    $         9,989
 7/31/2003        $       14,056     $        14,427    $        10,165
 8/31/2003        $       14,294     $        14,505    $        10,363
 9/30/2003        $       14,644     $        14,998    $        10,253
10/31/2003        $       14,833     $        15,270    $        10,834
11/30/2003        $       15,410     $        15,935    $        10,929
12/31/2003        $       15,998     $        16,495    $        11,498

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The NAREIT (National Association of Real Estate Investment Trusts) Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from February 28, 1998.

(2)  Index performance is from March 3, 1998.

INVESTMENT PORTFOLIO
Columbia Real Estate Equity Fund, Variable Series / December 31, 2003

                                                        SHARES          VALUE
                                                     ------------   ------------
COMMON STOCKS--97.2%
CONSUMER DISCRETIONARY--5.4%
HOTELS, RESTAURANTS & LEISURE--5.4%
Hilton Hotels Corp.                                         4,025   $     68,948
La Quinta Corp. (a)                                         6,300         40,383
Marriott International, Inc.                                  940         43,428
Starwood Hotels & Resorts
   Worldwide, Inc.                                            835         30,035
                                                                    ------------
                                                                         182,794
                                                                    ------------

FINANCIALS--80.8%
REAL ESTATE--80.8%
Alexandria Real Estate
   Equities, Inc., REIT                                     2,160        125,064
AMB Property Corp., REIT                                    1,530         50,306
American Financial Realty Trust, REIT                       1,800         30,690
Apartment Investment &
   Management Co., Class A, REIT                            1,170         40,365
Archstone-Smith Trust, REIT                                 2,160         60,437
AvalonBay Communities, Inc., REIT                           1,220         58,316
Boston Properties, Inc., REIT                               1,145         55,178
Brookfield Properties Corp.                                 1,340         38,458
CarAmerica Realty Corp., REIT                                 875         26,057
Catellus Development Corp., REIT (a)                        1,365         32,924
CenterPoint Properties Corp., REIT                            875         65,538
Chelsea Property Group, Inc., REIT                            720         39,463
Cousins Properties, Inc., REIT                              4,450        136,170
Duke Realty Corp., REIT                                     3,920        121,520
Equity Office Properties Trust, REIT                        3,036         86,981
Equity Residential, REIT                                    2,070         61,086
First Industrial Realty Trust,
   Inc., REIT                                               1,015         34,256
General Growth Properties, Inc., REIT                       6,005        166,639
iStar Financial, Inc., REIT                                 3,735        145,291
Kimco Realty Corp., REIT                                    1,917         85,786
Liberty Property Trust, REIT                                2,260         87,914
Manufactured Home
   Communities, Inc., REIT                                    605         22,778
Newcastle Investment Corp., REIT                            2,005         54,336
Pan Pacific Retail Properties,
   Inc., REIT                                                 940         44,791
Parkway Properties, Inc., REIT                                285         11,856
Prentiss Properties Trust, REIT                               655         21,608
ProLogis Trust, REIT                                        4,680        150,181
Public Storage, Inc., REIT                                  2,050         88,950
Reckson Associates Realty
   Corp., REIT                                                720         17,496
Regency Centers Corp., REIT                                 3,060        121,941
Rouse Co., REIT                                             2,660        125,020
Simon Property Group, Inc., REIT                            4,100        189,994
SL Green Realty Corp., REIT                                 1,260         51,723
St. Joe Co.                                                 2,460         91,733
Taubman Centers, Inc., REIT                                 3,035         62,521
United Dominion Realty Trust,
   Inc., REIT                                               2,125         40,800
Vornado Realty Trust, REIT                                  1,195         65,426
                                                                    ------------
                                                                       2,709,593
                                                                    ------------
MATERIALS--11.0%
CONTAINERS & PACKAGING--2.5%
Smurfit-Stone Container Corp. (a)                           3,050   $     56,638
Temple-Inland, Inc.                                           450         28,202
                                                                    ------------
                                                                          84,840
                                                                    ------------
PAPER & FOREST PRODUCTS--8.5%
Bowater, Inc.                                               2,935        135,920
International Paper Co.                                     2,290         98,722
MeadWestvaco Corp.                                          1,685         50,129
                                                                    ------------
                                                                         284,771
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $2,611,825)                                                3,261,998
                                                                    ------------

INCOME DEPOSIT SECURITY--1.3%
CONSUMER DISCRETIONARY--1.3%
HOTELS, RESTAURANTS & LEISURE--1.3%
Volume Services of America Holdings, Inc.
   (cost of $37,515)                                        2,500         41,625
                                                                    ------------
TOTAL INVESTMENTS--98.5%
   (cost of $2,649,340) (b)                                            3,303,623
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--1.5%                                     51,214
                                                                    ------------
NET ASSETS--100.0%                                                  $  3,354,837
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $2,664,615.

            ACRONYM                NAME
            -------                ----
             REIT      Real Estate Investment Trust

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia Real Estate Equity Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                     $      2,649,340
                                                                         ----------------
Investments, at value                                                    $      3,303,623
Cash                                                                               66,721
Receivable for:
   Fund shares sold                                                                 6,539
   Dividends                                                                       12,904
   Expense reimbursement due from Investment Advisor                                2,762
Deferred Trustees' compensation plan                                                  667
                                                                         ----------------
     TOTAL ASSETS                                                               3,393,216
                                                                         ----------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                          7,597
   Investment advisory fee                                                          2,285
   Administration fee                                                                 257
   Transfer agent fee                                                                 417
   Pricing and bookkeeping fees                                                     2,040
   Trustees' fees                                                                      49
   Audit fee                                                                       23,410
   Custody fee                                                                        361
   Distribution fee--Class B                                                          535
Deferred Trustees' fees                                                               667
Other liabilities                                                                     761
                                                                         ----------------
     TOTAL LIABILITIES                                                             38,379
                                                                         ----------------
NET ASSETS                                                               $      3,354,837
                                                                         ================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $      2,652,539
Overdistributed net investment income                                                (785)
Accumulated net realized gain                                                      48,800
Net unrealized appreciation on investments                                        654,283
                                                                         ----------------
NET ASSETS                                                               $      3,354,837
                                                                         ================
CLASS A:
Net assets                                                               $        914,189
Shares outstanding                                                                 83,424
                                                                         ================
Net asset value per share                                                $          10.96
                                                                         ================
CLASS B:
Net assets                                                               $      2,440,648
Shares outstanding                                                                222,089
                                                                         ================
Net asset value per share                                                $          10.99
                                                                         ================

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia Real Estate Equity Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                $         95,682
Interest                                                                            1,570
                                                                         ----------------
   Total Investment Income (net of foreign taxes withheld of $65)                  97,252
                                                                         ----------------
EXPENSES:
Investment advisory fee                                                            19,560
Administration fee                                                                  2,217
Distribution fee--Class B                                                           3,961
Transfer agent fee                                                                  5,000
Pricing and bookkeeping fees                                                       25,993
Trustees' fees                                                                        584
Custody fee                                                                         4,845
Audit fee                                                                          32,230
Amortization of organization expense                                                  375
Other expenses                                                                      2,629
                                                                         ----------------
   Total Expenses                                                                  97,394
Fees and expenses waived or reimbursed by Investment Advisor                      (21,088)
Custody earnings credit                                                               (28)
                                                                         ----------------
   Net Expenses                                                                    76,278
                                                                         ----------------
Net Investment Income                                                              20,974
                                                                         ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                  540,776
Net change in unrealized appreciation/depreciation on investments                 323,613
                                                                         ----------------
Net Gain                                                                          864,389
                                                                         ----------------
Net Increase in Net Assets from Operations                               $        885,363
                                                                         ================

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia Real Estate Equity Fund, Variable Series

                                                                               YEAR ENDED      YEAR ENDED
                                                                              DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                2003           2002
----------------------------------                                            ------------    ------------
OPERATIONS:
Net investment income                                                         $     20,974    $     41,411
Net realized gain on investments                                                   540,776          40,621
Net change in unrealized appreciation/depreciation on investments                  323,613         (66,916)
                                                                              ------------    ------------
        Net Increase from Operations                                               885,363          15,116
                                                                              ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                          (6,669)        (33,393)
   Class B                                                                         (12,646)             --
From net realized gains:
   Class A                                                                        (127,579)        (39,385)
   Class B                                                                        (344,419)             --
                                                                              ------------    ------------
   Total Distributions Declared to Shareholders                                   (491,313)        (72,778)
                                                                              ------------    ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                   689,817         224,088
   Proceeds received in connection with merger                                       1,269              --
   Distributions reinvested                                                        137,660          72,778
   Redemptions                                                                  (1,058,627)       (372,423)
                                                                              ------------    ------------
        Net Decrease                                                              (229,881)        (75,557)
                                                                              ------------    ------------
Class B:
   Subscriptions                                                                   429,718              --
   Proceeds received in connection with merger                                   1,868,312              --
   Distributions reinvested                                                        353,653              --
   Redemptions                                                                    (440,174)             --
                                                                              ------------    ------------
        Net Increase                                                             2,211,509              --
                                                                              ------------    ------------
Net Increase (Decrease) from Share Transactions                                  1,981,628         (75,557)
                                                                              ------------    ------------
Total Increase (Decrease) in Net Assets                                          2,375,678        (133,219)
NET ASSETS:
Beginning of period                                                                979,159       1,112,378
                                                                              ------------    ------------
End of period (including overdistributed net investment income of
   $(785) and $(14), respectively)                                            $  3,354,837    $    979,159
                                                                              ============    ============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                    50,234          20,934
   Issued in connection with merger                                                    129              --
   Issued for distributions reinvested                                              12,550           7,407
   Redemptions                                                                     (81,080)        (36,726)
                                                                              ------------    ------------
        Net Decrease                                                               (18,167)         (8,385)
                                                                              ------------    ------------
Class B:
   Subscriptions                                                                    38,575              --
   Issued in connection with merger                                                190,256              --
   Issued for distributions reinvested                                              32,073              --
   Redemptions                                                                     (38,815)             --
                                                                              ------------    ------------
        Net Increase                                                               222,089              --
                                                                              ------------    ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia Real Estate Equity Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION
Columbia Real Estate Equity Fund, Variable Series (formerly Galaxy VIP Real Estate Equity Fund II) (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks to provide capital appreciation and above-average current income.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from Real Estate Investment Trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REITs. The cumulative effect of this accounting change did not impact total net assets of the Fund, but resulted in reclassifications as follows:

                                   DECREASE IN UNDISTRIBUTED
DECREASE IN COST                      NET INVESTMENT LOSS
----------------                   -------------------------
   $   45,011                              $   45,011

The effect of this change for the year ended December 31, 2003 is as follows:

  DECREASE IN           DECREASE IN
  UNREALIZED          NET INVESTMENT          INCREASE IN
 APPRECIATION             INCOME           NET REALIZED GAIN
--------------        --------------       -----------------
  $  32,503              $  43,149            $   75,652

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

   ORGANIZATION COSTS--The Fund has borne all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years, beginning with the commencement of the Fund's operation. As of December 31, 2003, all organization costs have been fully amortized.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for non-deductible expenses from the merger, capital loss carryforwards from the merger, Real Estate Investment Trust ("REIT") adjustments from the merger and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

     OVERDISTRIBUTED          ACCUMULATED         PAID-IN
  NET INVESTMENT INCOME    NET REALIZED GAIN      CAPITAL
  ---------------------    -----------------     ---------
       $  42,581              $  (20,488)        $ (22,093)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                DECEMBER 31,    DECEMBER 31,
                                   2003            2002
                                ------------    ------------
Distributions paid from:
     Ordinary Income*            $  165,123       $  32,622
     Long-Term Capital Gains        326,190          40,156

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED      UNDISTRIBUTED
        ORDINARY          LONG-TERM         NET UNREALIZED
         INCOME          CAPITAL GAINS       APPRECIATION*
      -------------      --------------     --------------
       $    7,629          $   56,446        $   639,008

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $   642,576
     Unrealized depreciation                    (3,568)
                                           -----------
       Net unrealized appreciation         $   639,008
                                           ===========

Capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. As of December 31, 2003, the Fund had no capital loss carryforwards.

Capital loss carryforwards of $14,380 were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Fleet Investment Advisors, Inc., the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                           FEE RATE
------------------------                           --------
First $500 million                                   0.75%
Next $500 million                                    0.70%
Over $1 billion                                      0.65%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.75%.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                           FEE RATE
------------------------                           --------
First $1 billion                                    0.085%
Next $1.5 billion                                   0.078%
Over $2.5 billion                                   0.073%

For the period April 14, 2003 through October 31, 2003, Columbia was entitled to receive fees, computed daily and payable monthly, at the annual rate of 0.085% of the Fund's average daily net assets. Prior to April 14, 2003, Columbia was entitled to receive fees at current rates based on the combined average daily net assets of the funds in the Galaxy VIP Fund (the "predecessor trust").

For the year ended December 31, 2003, the Fund's effective administration fee rate was 0.085%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund at the following annual rates:

AVERAGE DAILY NET ASSETS                       FEE RATE
------------------------                      ----------
Under $50 million                             $   25,000
Of $50 million but less than $200 million     $   35,000
Of $200 million but less than $500 million    $   50,000
Of $500 million but less than $1 billion      $   85,000
Over $1 billion                               $  125,000

The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.995%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $5,000.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Effective April 14, 2003, Columbia has agreed to reimburse fees at the annual rate of 0.90% of the Fund's average daily net assets. This agreement will continue until April 13, 2004, after which it may be revised or discontinued any time.

Prior to April 14, 2003, Fleet Investment Advisors, Inc. and/or its affiliates and/or PFPC Inc., the former administrator, could waive all or a portion of the fees payable to them by the predecessor fund.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $3,666,022 and $6,045,516, respectively.


NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Crabbe Huson Real Estate Investment Fund, Variable Series merged into the Galaxy VIP Columbia Real Estate Equity Fund II, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust. Also on April 14, 2003, the Galaxy VIP Columbia Real Estate Equity Fund II, created a Class B into which Crabbe Huson Real Estate Investment Fund, Variable Series Class B shares were reorganized. The Galaxy VIP Columbia Real Estate Equity Fund II received a tax-free transfer of assets from the Crabbe Huson Real Estate Investment Fund, Variable Series as follows:

                          NET ASSETS           UNREALIZED
      SHARES ISSUED        RECEIVED          APPRECIATION(1)
      -------------       ----------         ---------------
         190,385         $   1,869,581        $   243,393

                          NET ASSETS OF
      NET ASSETS          CRABBE HUSON
    OF GALAXY VIP         REAL ESTATE       NET ASSETS OF GALAXY
     COLUMBIA REAL      INVESTMENT FUND,        VIP COLUMBIA
     ESTATE EQUITY       VARIABLE SERIES     REAL ESTATE EQUITY
   FUND II PRIOR TO        IMMEDIATELY       FUND II IMMEDIATELY
      COMBINATION     PRIOR TO COMBINATION    AFTER COMBINATION
   ----------------   --------------------  --------------------
     $    998,543        $    1,869,581        $    2,868,124

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Galaxy VIP Columbia Real Estate Equity Fund II was reorganized as the Columbia Real Estate Equity Fund, Variable Series.

The accompanying statement of operations, statement of changes in net assets and financial highlights for the Fund represents the historical operations of the Galaxy VIP Columbia Real Estate Equity Fund II for periods prior to April 14, 2003.

FINANCIAL HIGHLIGHTS
Columbia Real Estate Equity Fund, Variable Series--Class A Shares (a)

Selected data for a share outstanding throughout each period is as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------------
                                                              2003            2002          2001          2000          1999
                                                           ----------      ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     9.64      $    10.11    $     9.96    $     8.08    $     8.78
                                                           ----------      ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            0.11(b)         0.40          0.38          0.41          0.38
Net realized and unrealized gain (loss) on investments           3.12           (0.14)         0.07          1.86         (0.74)
                                                           ----------      ----------    ----------    ----------    ----------
     Total from Investment Operations                            3.23            0.26          0.45          2.27         (0.36)
                                                           ----------      ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.11)          (0.32)        (0.30)        (0.38)        (0.34)
In excess of net investment income                                 --              --            --         (0.01)           --
From net realized gains                                         (1.80)          (0.41)           --            --            --
                                                           ----------      ----------    ----------    ----------    ----------
     Total Distributions Declared to Shareholders               (1.91)          (0.73)        (0.30)        (0.39)        (0.34)
                                                           ----------      ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                             $    10.96      $     9.64    $    10.11    $     9.96    $     8.08
                                                           ==========      ==========    ==========    ==========    ==========
Total return (c)(d)(e)                                          33.69%           2.57%         4.68%        28.57%        (4.13)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                     2.59%           1.78%         1.70%         1.70%         1.70%
Net investment income (f)                                        1.05%           3.68%         3.81%         4.39%         4.84%
Waiver/reimbursement                                             0.67%           5.85%         4.29%         4.06%         4.21%
Portfolio turnover rate                                           152%             98%           54%           41%           33%
Net assets, end of period (000's)                          $      914      $      979    $    1,112    $    1,092    $      983

(a) The information shown in this table, for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Real Estate Equity Fund II, the predecessor to the Columbia Real Estate Equity Fund, Variable Series.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Columbia Real Estate Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Real Estate Equity Fund, Variable Series (the "Fund") (formerly Galaxy VIP Columbia Real Estate Equity Fund II) (a series of Liberty Variable Investment Trust) (formerly a series of Galaxy VIP Fund) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements and financial highlights of the Fund for periods prior to January 1, 2003 were audited by other independent accountants whose report dated February 7, 2003 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2003, the Fund designates long-term capital gains of $382,636.

PORTFOLIO MANAGERS' DISCUSSION
Liberty All-Star Equity Fund, Variable Series / December 31, 2003

Liberty All-Star Equity Fund, Variable Series seeks total investment return, which is composed of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

The fund's investment program is based upon Liberty Asset Management Company's (LAMCO) multi-manager concept. LAMCO allocates the fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations ("Portfolio Managers")--currently five in number. Each Portfolio Manager employs a different investment style. LAMCO, from time to time, rebalances the portfolio among the Portfolio Managers to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

The fund's current Portfolio Managers are:

- Boston Partners Asset Management, L.P.; INVESTMENT STYLE-VALUE

- Pzena Investment Management, LLC; INVESTMENT STYLE-VALUE (replacing Oppenheimer Capital effective October 15, 2003)

- Schneider Capital Management Corporation; INVESTMENT STYLE-VALUE

- Mastrapasqua Asset Management, Inc.; INVESTMENT STYLE-GROWTH

- TCW Investment Management Company; INVESTMENT STYLE-GROWTH

INVESTMENT APPROACH
Instead of relying on a single investment manager, LAMCO employs a multi-management approach to the portfolio.

   Because investment styles go in and out of favor, a style that produces strong returns one year may produce disappointing results the next. By contrast, a multi-management approach combines managers who practice different investment styles in an attempt to reduce volatility while providing attractive returns.

   Liberty All-Star Equity Fund, Variable Series is structured as a core investment, combining both growth and value style managers within the fund. Using our expertise, experience and state-of-the-art tools, we select managers for the fund and evaluate them on an ongoing basis. The investment managers LAMCO selects for the fund are distinguished by the following characteristics:

- a consistent focus on a particular style of investing

- a disciplined investment decision-making process

- a record of success relative to their peers who practice the same strategy

- continuity among the investment professionals, so that those who have built the record remain the managers

- a well-managed, highly responsive organization

   LAMCO performs all the due diligence, research, selection and monitoring that would be expected of a professional investment management firm. LAMCO adds value by selecting best of breed managers and replacing them when necessary.

2003--A REWARDING YEAR FOR EQUITY INVESTORS
In 2003, the equity markets experienced their first gain since the start of the new millennium. Extreme pessimism on the part of investors, which peaked during the fourth quarter of 2002, gave way to an increasingly optimistic outlook as the economy began to show signs of improvement. In addition, an acceleration in business spending during the second half of 2003 led investors to believe that the recovery might be sustainable. As a result, stocks that are most closely linked to the economic cycle were generally the best performers.

   The fund was positioned to take advantage of the improving economic and market conditions. Several of the fund's managers began to move into economically-sensitive stocks near the end of 2002, particularly in the technology sector. The timing of that decision was one of the factors that contributed to the fund's strong relative performance compared to both the S&P 500 Index and the Russell 3000 Index in 2003. Based on average annual returns, the fund also outperformed the S&P 500 Index for the 3- and 5-year periods ended December 31, 2003. The fund slightly underperformed the Russell 3000 Index for the 3-year period, but outperformed the index for the 5-year period ended December 31, 2003.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

The fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements. The fund has adopted certain investment policies in managing its portfolio that are designed to maintain the diversity of the fund's investment portfolio and reduce risk. The fund may not always achieve its investment objective. The fund's investment objective and non-fundamental investment policies may be changed without shareholder approval.

PERFORMANCE INFORMATION
Liberty All-Star Equity Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                     1-YEAR    5-YEAR   LIFE
------------------------------------------------------------
Class A (11/17/97)                    40.91     0.92    3.75
Russell 3000 Index (1)                31.06     0.37    4.39
S&P 500 Index (1)                     28.68    -0.57    4.17

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)            12/31/02       12/31/03
----------------------------------------------------------------
Class A                                    7.77           10.93

[CHART]

VALUE OF A $10,000 INVESTMENT, 11/17/97 - 12/31/03

Class A: $12,524

                CLASS A SHARES  RUSSELL 3000 INDEX       S&P 500 INDEX
11/17/1997   $          10,000   $          10,000   $          10,000
11/30/1997   $          10,000   $          10,085   $          10,104
12/31/1997   $          10,080   $          10,287   $          10,278
 1/31/1998   $          10,030   $          10,340   $          10,392
 2/28/1998   $          10,900   $          11,080   $          11,141
 3/31/1998   $          11,421   $          11,629   $          11,712
 4/30/1998   $          11,522   $          11,743   $          11,830
 5/31/1998   $          11,212   $          11,453   $          11,626
 6/30/1998   $          11,462   $          11,840   $          12,098
 7/31/1998   $          11,221   $          11,625   $          11,970
 8/31/1998   $           9,469   $           9,844   $          10,239
 9/30/1998   $          10,080   $          10,515   $          10,896
10/31/1998   $          10,821   $          11,313   $          11,781
11/30/1998   $          11,351   $          12,006   $          12,495
12/31/1998   $          11,962   $          12,769   $          13,215
 1/31/1999   $          11,982   $          13,203   $          13,767
 2/28/1999   $          11,561   $          12,736   $          13,339
 3/31/1999   $          11,963   $          13,203   $          13,873
 4/30/1999   $          12,677   $          13,799   $          14,410
 5/31/1999   $          12,496   $          13,536   $          14,070
 6/30/1999   $          12,988   $          14,220   $          14,851
 7/31/1999   $          12,456   $          13,789   $          14,387
 8/31/1999   $          12,073   $          13,632   $          14,317
 9/30/1999   $          11,782   $          13,283   $          13,924
10/31/1999   $          12,275   $          14,116   $          14,806
11/30/1999   $          12,395   $          14,511   $          15,106
12/31/1999   $          12,976   $          15,437   $          15,996
 1/31/2000   $          12,550   $          14,832   $          15,193
 2/29/2000   $          12,404   $          14,970   $          14,906
 3/31/2000   $          13,653   $          16,142   $          16,364
 4/30/2000   $          13,466   $          15,574   $          15,871
 5/31/2000   $          13,497   $          15,136   $          15,546
 6/30/2000   $          13,570   $          15,584   $          15,930
 7/31/2000   $          13,445   $          15,308   $          15,681
 8/31/2000   $          14,371   $          16,444   $          16,655
 9/30/2000   $          14,064   $          15,699   $          15,776
10/31/2000   $          14,285   $          15,476   $          15,710
11/30/2000   $          13,170   $          14,049   $          14,472
12/31/2000   $          13,800   $          14,285   $          14,543
 1/31/2001   $          14,000   $          14,774   $          15,059
 2/28/2001   $          12,879   $          13,424   $          13,685
 3/31/2001   $          12,024   $          12,548   $          12,818
 4/30/2001   $          12,989   $          13,555   $          13,814
 5/31/2001   $          13,067   $          13,663   $          13,906
 6/30/2001   $          12,834   $          13,412   $          13,568
 7/31/2001   $          12,534   $          13,191   $          13,435
 8/31/2001   $          11,746   $          12,412   $          12,594
 9/30/2001   $          10,427   $          11,318   $          11,577
10/31/2001   $          10,871   $          11,581   $          11,798
11/30/2001   $          11,884   $          12,473   $          12,703
12/31/2001   $          12,031   $          12,649   $          12,815
 1/31/2002   $          11,792   $          12,491   $          12,627
 2/28/2002   $          11,358   $          12,236   $          12,384
 3/31/2002   $          11,997   $          12,772   $          12,849
 4/30/2002   $          11,358   $          12,101   $          12,071
 5/31/2002   $          11,084   $          11,961   $          11,981
 6/30/2002   $          10,011   $          11,100   $          11,128
 7/31/2002   $           9,075   $          10,217   $          10,261
 8/31/2002   $           9,087   $          10,265   $          10,328
 9/30/2002   $           8,048   $           9,186   $           9,205
10/31/2002   $           8,779   $           9,918   $          10,016
11/30/2002   $           9,612   $          10,518   $          10,605
12/31/2002   $           8,888   $           9,923   $           9,983
 1/31/2003   $           8,682   $           9,680   $           9,721
 2/28/2003   $           8,602   $           9,521   $           9,576
 3/31/2003   $           8,740   $           9,621   $           9,668
 4/30/2003   $           9,484   $          10,407   $          10,465
 5/31/2003   $          10,331   $          11,035   $          11,017
 6/30/2003   $          10,376   $          11,184   $          11,158
 7/31/2003   $          10,708   $          11,440   $          11,354
 8/31/2003   $          11,109   $          11,694   $          11,575
 9/30/2003   $          10,880   $          11,567   $          11,453
10/31/2003   $          11,681   $          12,267   $          12,101
11/30/2003   $          11,932   $          12,436   $          12,207
12/31/2003   $          12,524   $          13,009   $          12,842

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from November 17, 1997.

INVESTMENT PORTFOLIO
Liberty All-Star Equity Fund, Variable Series / December 31, 2003

                                                             SHARES         VALUE
                                                          ------------   ------------
COMMON STOCKS--96.4%
CONSUMER DISCRETIONARY--14.4%
AUTO COMPONENTS--0.8%
Johnson Controls, Inc.                                           1,925   $    223,531
Visteon Corp.                                                   14,550        151,466
                                                                         ------------
                                                                              374,997
                                                                         ------------
AUTOMOBILES--0.4%
Harley-Davidson, Inc.                                            3,350        159,226
                                                                         ------------
HOTELS, RESTAURANTS & LEISURE--2.4%
Carnival Corp.                                                   4,600        182,758
Cendant Corp. (a)                                                8,375        186,511
Harrah's Entertainment, Inc.                                     4,100        204,057
Starbucks Corp. (a)                                              6,035        199,517
Starwood Hotels &
   Resorts Worldwide, Inc.                                       9,450        339,917
                                                                         ------------
                                                                            1,112,760
                                                                         ------------
HOUSEHOLD DURABLES--0.8%
Newell Rubbermaid, Inc.                                          3,500         79,695
Whirlpool Corp.                                                  3,850        279,703
                                                                         ------------
                                                                              359,398
                                                                         ------------
INTERNET & CATALOG RETAIL--2.6%
Amazon.com, Inc. (a)                                            13,600        715,904
eBay, Inc. (a)                                                   7,200        465,048
                                                                         ------------
                                                                            1,180,952
                                                                         ------------
LEISURE EQUIPMENT & PRODUCTS--0.4%
Brunswick Corp.                                                  3,050         97,081
Mattel, Inc.                                                     4,300         82,861
                                                                         ------------
                                                                              179,942
                                                                         ------------
MEDIA--2.9%
Comcast Corp. (a)                                                2,500         78,200
Fox Entertainment Group, Inc. (a)                                5,000        145,750
Liberty Media Corp. (a)                                         47,761        567,878
Pixar, Inc. (a)                                                  4,100        284,089
Viacom, Inc., Class B                                            3,250        144,235
Walt Disney Co.                                                  3,200         74,656
                                                                         ------------
                                                                            1,294,808
                                                                         ------------
MULTI-LINE RETAIL--1.7%
JC Penney Co., Inc.                                             15,450        406,026
Target Corp.                                                     4,800        184,320
Wal-Mart Stores, Inc.                                            3,750        198,938
                                                                         ------------
                                                                              789,284
                                                                         ------------
SPECIALTY RETAIL--1.9%
Gap, Inc.                                                        8,500        197,285
Home Depot, Inc.                                                 5,000        177,450
RadioShack Corp.                                                11,900        365,092
TJX Companies, Inc.                                              4,300         94,815
Toys "R" US, Inc. (a)                                            1,350         17,064
                                                                         ------------
                                                                              851,706
                                                                         ------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
Liz Claiborne, Inc.                                              6,100        216,306
                                                                         ------------

CONSUMER STAPLES--5.1%
BEVERAGES--0.5%
PepsiCo, Inc.                                                    4,500        209,790
                                                                         ------------
FOOD & DRUG RETAILING--0.8%
CVS Corp.                                                        6,100   $    220,332
Walgreen Co.                                                     4,500        163,710
                                                                         ------------
                                                                              384,042
                                                                         ------------
FOOD PRODUCTS--2.3%
Archer-Daniels-Midland Co.                                       7,600        115,672
H.J. Heinz Co.                                                   3,700        134,791
Sara Lee Corp.                                                  15,250        331,078
Smithfield Foods, Inc. (a)                                       5,700        117,990
Tate & Lyle PLC                                                 13,450        300,008
Tyson Foods, Inc.                                                3,400         45,016
                                                                         ------------
                                                                            1,044,555
                                                                         ------------
HOUSEHOLD PRODUCTS--0.9%
Procter & Gamble Co.                                             4,000        399,520
                                                                         ------------
TOBACCO--0.6%
Altria Group, Inc.                                               2,750        149,655
UST, Inc.                                                        3,700        132,053
                                                                         ------------
                                                                              281,708
                                                                         ------------

ENERGY--4.8%
ENERGY EQUIPMENT & SERVICES--1.1%
Schlumberger Ltd.                                                1,500         82,080
Transocean, Inc. (a)                                            17,000        408,170
                                                                         ------------
                                                                              490,250
                                                                         ------------
OIL & GAS--3.7%
Ashland, Inc.                                                    2,500        110,150
Canadian Natural Resources Ltd.                                  4,100        206,804
ChevronTexaco Corp.                                              3,400        293,726
ConocoPhillips                                                   4,475        293,426
Kerr-McGee Corp.                                                 9,875        459,089
Premcor, Inc. (a)                                                6,350        165,100
Shell Transport &
   Trading Co. PLC, ADR                                          3,100        139,593
Valero Energy Corp.                                                450         20,853
                                                                         ------------
                                                                            1,688,741
                                                                         ------------

FINANCIALS--19.0%
BANKS--2.0%
Comerica, Inc.                                                   3,450        193,407
FleetBoston Financial Corp. (b)                                  8,000        349,200
National City Corp.                                              3,900        132,366
Washington Mutual, Inc.                                          5,950        238,714
                                                                         ------------
                                                                              913,687
                                                                         ------------

DIVERSIFIED FINANCIALS--7.2%
Charles Schwab Corp.                                            28,185        333,710
CIT Group, Inc.                                                 20,400        733,380
Citigroup, Inc.                                                  3,999        194,111
Countrywide Financial Corp.                                      3,500        265,475
Fannie Mae                                                       2,850        213,921
Freddie Mac                                                     15,550        906,876
Goldman Sachs Group, Inc.                                        1,700        167,841
Merrill Lynch & Co., Inc.                                        4,700        275,655
Morgan Stanley                                                   3,000        173,610
                                                                         ------------
                                                                            3,264,579
                                                                         ------------

                       See Notes to Investment Portfolio.

                                                             SHARES         VALUE
                                                          ------------   ------------
INSURANCE--9.4%
ACE Ltd.                                                        10,200   $    422,484
AFLAC, Inc.                                                      6,250        226,125
Allstate Corp.                                                   5,225        224,779
American International Group, Inc.                               2,400        159,072
AON Corp.                                                       13,725        328,577
Berkshire Hathaway, Inc., Class B (a)                              115        323,725
Loews Corp.                                                      8,000        395,600
MBIA, Inc.                                                       3,500        207,305
Metlife, Inc.                                                    5,375        180,976
Nationwide Financial Services, Inc.                                300          9,918
Progressive Corp.                                               10,560        882,711
Radian Group, Inc.                                               3,250        158,438
Torchmark Corp.                                                  4,875        222,007
Travelers Property Casualty Corp.                               14,200        238,276
XL Capital Ltd.                                                  3,650        283,057
                                                                         ------------
                                                                            4,263,050
                                                                         ------------
REAL ESTATE-- 0.4%
St. Joe Co.                                                      4,350        162,212
                                                                         ------------

HEALTH CARE--13.0%
BIOTECHNOLOGY--5.9%
Amgen, Inc. (a)                                                 10,100        624,180
Biogen Idec, Inc. (a)                                            3,900        143,442
Cephalon, Inc. (a)                                               2,800        135,548
Genentech, Inc. (a)                                              9,170        858,037
Genzyme Corp. (a)                                                6,000        296,040
Invitrogen Corp. (a)                                             4,100        287,000
MedImmune, Inc. (a)                                             12,800        325,120
                                                                         ------------
                                                                            2,669,367
                                                                         ------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
Alcon, Inc.                                                      2,450        148,323
Baxter International, Inc.                                       1,050         32,046
Fisher Scientific International, Inc.                            4,000        165,480
                                                                         ------------
                                                                              345,849
                                                                         ------------
HEALTH CARE PROVIDERS & SERVICES--3.4%
Aetna, Inc.                                                      8,550        577,809
AmerisourceBergen Corp.                                          4,000        224,600
Cigna Corp.                                                      7,900        454,250
Tenet Healthcare Corp. (a)                                      18,625        298,931
                                                                         ------------
                                                                            1,555,590
                                                                         ------------
PHARMACEUTICALS--2.9%
Bristol-Myers Squibb Co.                                         7,000        200,200
Eli Lilly & Co.                                                  4,400        309,452
Pfizer, Inc.                                                    13,020        459,997
Schering-Plough Corp.                                           10,150        176,509
Shire Pharmaceuticals Group PLC (a)                              5,300        153,965
                                                                         ------------
                                                                            1,300,123
                                                                         ------------

INDUSTRIALS--8.7%
AEROSPACE & DEFENSE--2.8%
Boeing Co.                                                      23,925      1,008,199
Lockheed Martin Corp.                                            5,100   $    262,140
                                                                         ------------
                                                                            1,270,339
                                                                         ------------
AIR FREIGHT & LOGISTICS--0.9%
Expeditors International of
   Washington, Inc.                                              4,500        169,470
FedEx Corp.                                                      1,200         81,000
Ryder System, Inc.                                               4,400        150,260
                                                                         ------------
                                                                              400,730
                                                                         ------------
AIRLINES--0.6%
Delta Air Lines, Inc.                                            2,700         31,887
Southwest Airlines Co.                                          13,850        223,539
                                                                         ------------
                                                                              255,426
                                                                         ------------
INDUSTRIAL CONGLOMERATES--2.1%
General Electric Co.                                             4,700        145,606
Tyco International Ltd.                                         29,750        788,375
                                                                         ------------
                                                                              933,981
                                                                         ------------
MACHINERY--0.6%
Navistar International Corp. (a)                                 5,250        251,422
PACCAR, Inc.                                                       500         42,560
                                                                         ------------
                                                                              293,982
                                                                         ------------
ROAD & RAIL--1.7%
CSX Corp.                                                        7,250        260,565
Swift Transportation Co., Inc. (a)                               6,050        127,171
Union Pacific Corp.                                              3,525        244,917
Werner Enterprises, Inc.                                         6,787        132,279
                                                                         ------------
                                                                              764,932
                                                                         ------------

INFORMATION TECHNOLOGY--22.9%
COMMUNICATIONS EQUIPMENT--1.7%
Cisco Systems, Inc. (a)                                         25,200        612,108
QUALCOMM, Inc.                                                   3,200        172,576
                                                                         ------------
                                                                              784,684
                                                                         ------------
COMPUTERS & PERIPHERALS--3.6%
Dell, Inc. (a)                                                   9,300        315,828
EMC Corp. (a)                                                   16,100        208,012
Hewlett-Packard Co.                                             15,800        362,926
Network Appliance, Inc. (a)                                     23,970        492,104
Seagate Technology (a)                                           6,500        122,850
Sun Microsystems, Inc. (a)                                      29,200        131,108
                                                                         ------------
                                                                            1,632,828
                                                                         ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.8%
Agilent Technologies, Inc. (a)                                  17,100        500,004
Arrow Electronics, Inc. (a)                                        800         18,512
Avnet, Inc. (a)                                                 14,700        318,402
Jabil Circuit, Inc. (a)                                          6,700        189,610
Sanmina-SCI Corp. (a)                                           36,750        463,418
Waters Corp. (a)                                                 6,000        198,960
                                                                         ------------
                                                                            1,688,906
                                                                         ------------
INTERNET SOFTWARE & SERVICES--1.1%
Yahoo! Inc. (a)                                                 10,800        487,836
                                                                         ------------

                       See Notes to Investment Portfolio.

                                                             SHARES         VALUE
                                                          ------------   ------------
INFORMATION TECHNOLOGY
   CONSULTING & SERVICES--0.9%
Accenture Ltd., Class A (a)                                      6,500   $    171,080
Electronic Data Systems Corp.                                    9,400        230,676
                                                                         ------------
                                                                              401,756
                                                                         ------------
OFFICE ELECTRONICS--1.1%
Xerox Corp. (a)                                                 36,700        506,460
                                                                         ------------
SEMICONDUCTOR EQUIPMENT &  PRODUCTS--7.3%
Analog Devices, Inc.                                             5,000        228,250
Applied Materials, Inc. (a)                                     33,100        743,095
Intel Corp.                                                     17,800        573,160
Maxim Integrated Products, Inc.                                  9,800        488,040
Micron Technology, Inc. (a)                                     14,900        200,703
Novellus Systems, Inc. (a)                                       5,000        210,250
Teradyne, Inc. (a)                                              10,100        257,045
Texas Instruments, Inc.                                          8,700        255,606
Xilinx, Inc. (a)                                                 8,500        329,290
                                                                         ------------
                                                                            3,285,439
                                                                         ------------
SOFTWARE--3.4%
BMC Software, Inc. (a)                                           9,900        184,635
Computer Associates International, Inc.                         11,875        324,662
Microsoft Corp.                                                 16,015        441,053
Oracle Corp. (a)                                                23,300        307,560
Symantec Corp. (a)                                               2,000         69,300
VERITAS Software Corp. (a)                                       5,600        208,096
                                                                         ------------
                                                                            1,535,306
                                                                         ------------

MATERIALS--3.8%
CHEMICALS--1.3%
Dow Chemical Co.                                                 4,000        166,280
IMC Global, Inc.                                                24,050        238,816
Monsanto Co.                                                     6,382        183,674
                                                                         ------------
                                                                              588,770
                                                                         ------------
CONTAINERS & PACKAGING--0.5%
Smurfit-Stone Container Corp. (a)                               12,300        228,411
                                                                         ------------
METALS & MINING--1.5%
Alcan, Inc.                                                      5,450        255,877
CONSOL Energy, Inc.                                              6,700        173,530
Freeport-McMoRan Copper &
   Gold, Inc.                                                      350         14,745
Nucor Corp.                                                        450         25,200
United States Steel Corp.                                        6,250        218,875
                                                                         ------------
                                                                              688,227
                                                                         ------------
PAPER & FOREST PRODUCTS--0.5%
Abitibi-Consolidated, Inc.                                      20,400        165,444
International Paper Co.                                            900         38,799
Weyerhaeuser Co.                                                    50          3,200
                                                                         ------------
                                                                              207,443
                                                                         ------------
TELECOMMUNICATION SERVICES--2.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.8%
BellSouth Corp.                                                 11,325   $    320,497
CenturyTel, Inc.                                                 6,000        195,720
SBC Communications, Inc.                                        11,600        302,412
                                                                         ------------
                                                                              818,629
                                                                         ------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
AT&T Wireless Services, Inc. (a)                                52,500        419,475
                                                                         ------------

UTILITIES--2.0%
ELECTRIC UTILITIES--1.8%
PG&E Corp. (a)                                                  14,300        397,111
Reliant Resources, Inc. (a)                                     31,650        232,944
Wisconsin Energy Corp.                                           5,300        177,285
                                                                         ------------
                                                                              807,340
                                                                         ------------
MULTI-UTILITIES & UNREGULATED POWER--0.2%
Scana Corp.                                                      2,375         81,344
                                                                         ------------
TOTAL COMMON STOCKS
   (cost of $41,261,784)                                                   43,574,686
                                                                         ------------

                                                              PAR
                                                          ------------
CONVERTIBLE BONDS--0.6%
INFORMATION TECHNOLOGY--0.1%
TELECOMMUNICATIONS EQUIPMENT--0.1%
Corning, Inc.
   3.500%, 01/31/06                                       $     38,000         47,073
                                                                         ------------

MATERIALS--0.5%
METALS & MINING--0.5%
Freeport McMoRan Copper &
   Gold, Inc.
   8.250%, 01/31/06                                             77,000        228,786
                                                                         ------------
TOTAL CONVERTIBLE BONDS
   (cost of $159,116)                                                         275,859
                                                                         ------------

                                                             SHARES
                                                          ------------
INVESTMENT MANAGEMENT
   COMPANY--0.9%
iShares Russell 1000 Value Index Fund
   (cost of $344,483)                                            6,550        382,323
                                                                         ------------

                       See Notes to Investment Portfolio.


                                                               PAR          VALUE
                                                          ------------   ------------
SHORT-TERM OBLIGATION--3.3%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04
   at 0.780%, collateralized by
   U.S. Treasury Bonds with
   various maturities to 02/15/27,
   market value $1,548,756
   (repurchase  proceeds $1,506,065)
   (cost of $1,506,000)                                   $  1,506,000   $  1,506,000
                                                                         ------------
TOTAL INVESTMENTS--101.2%
   (cost of $43,271,383) (c)                                               45,738,868
                                                                         ------------
OTHER ASSETS & LIABILITIES, NET--(1.2)%                                      (551,071)
                                                                         ------------
NET ASSETS--100.0%                                                       $ 45,187,797
                                                                         ============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Investments in Affiliates during the year ended December 31, 2003:
     Security Name: FleetBoston Financial Corp., the parent company of the Investment Advisor.

     Shares as of 12/31/02:           12,000
     Shares sold:                      4,000
     Shares as of 12/31/03:            8,000
     Net realized loss:           $   (7,913)
     Dividend income earned:      $   15,400
     Value at end of period:      $  349,200

(c)  Cost for federal income tax purposes is $43,807,913.

            ACRONYM               NAME
            -------               ----
             ADR       American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty All-Star Equity Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                     $     43,271,383
                                                                         ----------------
Investments, at value                                                    $     45,738,868
Cash                                                                                2,634
Receivable for:
   Investments sold                                                               189,257
   Fund shares sold                                                                37,523
   Interest                                                                         3,100
   Dividends                                                                       47,615
   Expense reimbursement due from Investment Advisor/Distributor                    7,910
Deferred Trustees' compensation plan                                                4,562
                                                                         ----------------
     TOTAL ASSETS                                                              46,031,469
                                                                         ----------------
LIABILITIES:
Payable for:
   Investments purchased                                                          188,000
   Fund shares repurchased                                                        580,828
   Investment advisory fee                                                         31,191
   Transfer agent fee                                                                 626
   Pricing and bookkeeping fees                                                       833
   Audit fee                                                                       29,630
   Custody fee                                                                      3,561
   Distribution fee--Class B                                                          985
Deferred Trustees' fees                                                             4,562
Other liabilities                                                                   3,456
                                                                         ----------------
     TOTAL LIABILITIES                                                            843,672
                                                                         ----------------
NET ASSETS                                                               $     45,187,797
                                                                         ================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $     49,440,718
Overdistributed net investment income                                              (4,430)
Accumulated net realized loss                                                  (6,715,989)
Net unrealized appreciation on:
   Investments                                                                  2,467,485
   Foreign currency translations                                                       13
                                                                         ----------------
NET ASSETS                                                               $     45,187,797
                                                                         ================
CLASS A:
Net assets                                                               $     40,278,207
Shares outstanding                                                              3,686,275
                                                                         ================
Net asset value per share                                                $          10.93
                                                                         ================
CLASS B:
Net assets                                                               $      4,909,590
Shares outstanding                                                                449,181
                                                                         ================
Net asset value per share                                                $          10.93
                                                                         ================

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty All-Star Equity Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                $        432,446
Interest                                                                           17,467
                                                                         ----------------
   Total Investment Income (net of foreign taxes withheld of $3,591)              449,913
                                                                         ----------------
EXPENSES:
Investment advisory fee                                                           299,665
Distribution fee--Class B                                                           8,500
Pricing and bookkeeping fees                                                       13,728
Transfer agent fee                                                                  7,500
Trustees' fees                                                                      6,433
Custody fee                                                                        39,498
Audit fee                                                                          34,655
Other expenses                                                                     15,693
                                                                         ----------------
   Total Expenses                                                                 425,672
Fees and expenses waived or reimbursed by Investment Advisor                      (41,706)
Fees reimbursed by Distributor--Class B                                            (8,500)
Custody earnings credit                                                              (601)
                                                                         ----------------
   Net Expenses                                                                   374,865
                                                                         ----------------
Net Investment Income                                                              75,048
                                                                         ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                                                   (697,388)
   Foreign currency transactions                                                        5
                                                                         ----------------
     Net realized loss                                                           (697,383)
                                                                         ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                 13,634,002
   Foreign currency translations                                                       18
                                                                         ----------------
     Net change in unrealized appreciation/depreciation                        13,634,020
                                                                         ----------------
Net Gain                                                                       12,936,637
                                                                         ----------------
Net Increase in Net Assets from Operations                               $     13,011,685
                                                                         ================

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty All-Star Equity Fund, Variable Series

                                                           YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                            2003           2002
---------------------------------                         ------------   ------------
OPERATIONS:
Net investment income                                     $     75,048   $     63,580
Net realized loss on investments                              (697,383)    (4,338,083)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                      13,634,020     (9,538,018)
                                                          ------------   ------------
        Net Increase (Decrease) from Operations             13,011,685    (13,812,521)
                                                          ------------   ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                     (69,041)       (65,711)
   Class B                                                      (8,010)        (6,028)
                                                          ------------   ------------
        Total Distributions Declared to Shareholders           (77,051)       (71,739)
                                                          ------------   ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                             2,507,877      1,891,429
   Distributions reinvested                                     69,041         65,711
   Redemptions                                              (5,387,913)   (10,155,230)
                                                          ------------   ------------
        Net Decrease                                        (2,810,995)    (8,198,090)
                                                          ------------   ------------
Class B:
   Subscriptions                                             1,451,464        665,510
   Distributions reinvested                                      8,010          6,028
   Redemptions                                                (645,149)      (965,793)
                                                          ------------   ------------
        Net Increase (Decrease)                                814,325       (294,255)
                                                          ------------   ------------
Net Decrease from Share Transactions                        (1,996,670)    (8,492,345)
                                                          ------------   ------------
Total Increase (Decrease) in Net Assets                     10,937,964    (22,376,605)
NET ASSETS:
Beginning of period                                         34,249,833     56,626,438
                                                          ------------   ------------
End of period (including overdistributed net investment
  income of $(4,430) and $(3,895), respectively)          $ 45,187,797   $ 34,249,833
                                                          ============   ============
CHANGES IN SHARES:
Class A:
   Subscriptions                                               259,645        233,321
   Issued for distributions reinvested                           6,324          8,478
   Redemptions                                                (610,562)    (1,168,100)
                                                          ------------   ------------
        Net Decrease                                          (344,593)      (926,301)
                                                          ------------   ------------
Class B:
   Subscriptions                                               147,692         70,849
   Issued for distributions reinvested                             733            777
   Redemptions                                                 (73,508)      (113,272)
                                                          ------------   ------------
        Net Increase (Decrease)                                 74,917        (41,646)
                                                          ------------   ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty All-Star Equity Fund, Variable Series / December 31, 2003


NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks total investment return comprised of long-term capital appreciation and current income, through investments primarily in a diversified portfolio of equity securities.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.


NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for foreign currency and distributions in excess were identified and reclassified among the components of the Fund's net assets as follows:

   OVERDISTRIBUTED
   NET INVESTMENT      ACCUMULATED NET         PAID-IN
      INCOME            REALIZED LOSS          CAPITAL
   ---------------     ---------------        ---------
     $  1,468              $ (5)              $ (1,463)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                DECEMBER 31,  DECEMBER 31,
                                    2003           2002
                                ------------  ------------
Distributions paid from:
    Ordinary Income*              $ 77,051      $ 71,739
    Long-Term Capital Gains            --             --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED       UNDISTRIBUTED
     ORDINARY           LONG-TERM         NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   --------------     ---------------     -------------
       $ --                $ --            $ 1,930,955

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation              $  6,372,753
     Unrealized depreciation                (4,441,798)
                                          ------------
       Net unrealized appreciation        $  1,930,955
                                          ============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $   524,787
       2010                                3,157,493
       2011                                2,497,179
                                         -----------
                                         $ 6,179,459
                                         ===========

No capital loss carryforwards were utilized and/or expired during the year ended December 31, 2003 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.


NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Liberty Advisory Services Corp., the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co. Columbia is an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS               FEE RATE
------------------------               --------
First $500 million                       0.80%
Next $500 million                        0.75%
Over $1 billion                          0.70%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.80% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.80%.

   SUB-ADVISORY FEE--Liberty Asset Management Company ("LAMCO") has been retained by Columbia as sub-advisor to the Fund. As the sub-advisor, LAMCO is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the fund. Columbia, out of the management fee it receives, pays LAMCO a monthly sub-advisory fee at an annual rate of 0.60% of the Fund's average daily net assets.

Under Portfolio Management Agreements, LAMCO pays each Portfolio Manager a portfolio management fee based on the portion of the investment portfolio on which they manage. The portfolio management fee is paid from the sub-advisory fees collected by LAMCO and is equal to 0.30% annually of the portion of the Fund's average daily net assets assigned to the given portfolio manager.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.037%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 1.00% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $23,403,029 and $25,834,856, respectively.


NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The

Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

   The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

   Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.


NOTE 7. SUBSEQUENT EVENT

On February 11, 2004, the Board of Trustees of the Fund voted to liquidate the Fund. The effective date of the liquidation is expected to be no later than May 1, 2004

FINANCIAL HIGHLIGHTS
Liberty All-Star Equity Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
                                                             2003            2002            2001          2000          1999
                                                          ----------      ----------      ----------    ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     7.77      $    10.54      $    12.43    $    12.47     $    11.90
                                                          ----------      ----------      ----------    ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                       0.02            0.01            0.03          0.05           0.06
Net realized and unrealized gain (loss) on investments
   and foreign currency                                         3.16           (2.76)          (1.66)         0.75           0.94
                                                          ----------      ----------      ----------    ----------     ----------
     Total from Investment Operations                           3.18           (2.75)          (1.63)         0.80           1.00
                                                          ----------      ----------      ----------    ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.02)          (0.02)          (0.03)        (0.05)         (0.05)
From net realized gains                                           --              --           (0.23)        (0.79)         (0.38)
                                                          ----------      ----------      ----------    ----------     ----------
     Total Distributions Declared to Shareholders              (0.02)          (0.02)          (0.26)        (0.84)         (0.43)
                                                          ----------      ----------      ----------    ----------     ----------
NET ASSET VALUE, END OF PERIOD                            $    10.93      $     7.77      $    10.54    $    12.43     $    12.47
                                                          ==========      ==========      ==========    ==========     ==========
Total return (b)(c)                                            40.91%(d)      (26.13)%(d)     (12.81)%        6.35%(d)      8.47%
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Expenses (e)                                                    1.00%           1.00%           1.00%         0.98%          0.95%
Net investment income (e)                                       0.20%           0.14%           0.26%         0.37%          0.47%
Waiver/reimbursement                                            0.11%           0.04%             --          0.02%            --
Portfolio turnover rate                                           64%             84%             62%           97%            75%
Net assets, end of period (000's)                         $   40,278      $   31,339      $   52,245    $   69,249     $   80,095

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS


To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty All-Star Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

98.10% of the ordinary income distributed by the Fund, for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION
Liberty Equity Fund, Variable Series / December 31, 2003

   Liberty Equity Fund, Variable Series seeks long-term growth by investing in companies that the fund's investment advisor believes have above-average earnings potential.

   Paul Berlinguet and Ed Hickey have co-managed the fund since October 2003. Mr. Berlinguet is co head of the large cap growth team for Columbia Management Advisors, Inc. Ed Hickey has been with Columbia Management Advisors, Inc. or its predecessor since 1998. Prior to October 2003, Robert
   G. Armknecht, CFA, was the fund's portfolio manager.

In a year that was generally strong for the US stock market, the portfolio delivered solid double-digit returns. Consumer cyclical, health care and industrial stocks all made positive contributions to performance. However, the portfolio lagged its benchmark for the year, in part because some of its investments in biotechnology and technology were disappointments.

STOCKS BOOSTED BY PROFIT GROWTH, GLOBAL RECOVERY
US stocks fell in the first quarter of 2003 but more than made up for those losses by the end of the year. As the year progressed, and as concerns about the war in Iraq eased, it became clear that the economy and corporate profits were getting stronger. Stocks also benefited from a mid-year cut in short-term interest rates and an accelerated reduction in federal income tax rates. A synchronized global recovery, which included Japan, China, India and Europe, provided additional fuel for US markets and also helped overseas stock markets advance. Consistent with historical patterns, the stocks of smaller, more speculative companies outperformed those of larger, more-established companies during the early stages of the current economic recovery.

POSITIVE CONTRIBUTIONS FROM CONSUMER, HEALTH CARE AND INDUSTRIAL STOCKS
In health care, Teva Pharmaceutical Industries Ltd., which makes generic drugs, and Boston Scientific Corp., a medical device manufacturer, made positive contributions to performance (1.6% and 1.3% of net assets, respectively). Among industrial stocks, the fund's investments in United Technologies Corp., General Electric Co. and Illinois Tool Works, Inc. also aided performance (2.6%, 3.1% and 1.9% of net assets, respectively). During this period, consumer cyclical companies benefited from a gradual increase in consumer confidence. Lowe's Companies, Inc. and Bed Bath & Beyond, Inc. capitalized on this environment (1.6% and 1.1% of net assets, respectively).

   Although technology stocks led the market's advance, stock selection dampened the fund's returns from its technology holdings. Microsoft Corp. (4.6% of net assets) continued to suffer from concerns about its near-term business prospects. In the biotechnology industry, Amgen, Inc. shares (0.9% of net assets) declined in price because investors were concerned about government reimbursement for some of its drugs, particularly those that treat anemia in cancer patients. However, we have confidence in the growth prospects for each company. Microsoft is expected to benefit from a corporate PC upgrade cycle in 2004. We are also confident that government reimbursement on Amgen's drugs will be satisfactory and that the company's growth has the potential to result in a positive surprise.

INCREASED EXPOSURE TO INDUSTRIAL AND CONSUMER CYCLICAL STOCKS
In the second half of the year, we raised the fund's exposure to industrial and consumer cyclical stocks by increasing our positions in General Electric and Illinois Tool Works, Inc. Earlier in the year, we added Lexmark International, Inc., which makes computer printers (0.6% of net assets). We believe Lexmark has the potential to benefit from a partnership with Dell, Inc., which we also added to the portfolio (2.0% of net assets). All of these additions made positive contributions to the fund's returns.

IMPROVING ECONOMIC ENVIRONMENT IS FAVORABLE FOR STOCKS
Following three difficult years, the stock market posted a remarkable turnaround in 2003 as the S&P 500 gained 28.68%. While we do not expect that performance to be repeated in the coming year, we think improved world economic growth will continue to aid the US and world stock markets. We also believe that certain areas of technology and health care have the potential to continue to exceed expectations. As a result, we have increased the fund's exposure to technology and to some of the higher-growth areas of health care, such as generic drugs and medical devices. We have reduced our exposure to energy and banking, based on our belief that these sectors have below-average growth potential.


Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business development.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Liberty Equity Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                     1-YEAR    5-YEAR  10-YEAR
--------------------------------------------------------------
Class A (1/11/93)                     24.14    -1.70     8.72
S&P 500 Index                         28.68    -0.57    11.07

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/02   12/31/03
-------------------------------------------------------
Class A                               11.56      14.30

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/94 - 12/31/03

Class A: $23,075

                      CLASS A SHARES      S&P 500 INDEX
  1/1/1994              $  10,000           $  10,000
 1/31/1994              $  10,293           $  10,340
 2/28/1994              $  10,137           $  10,059
 3/31/1994              $   9,844           $   9,620
 4/30/1994              $   9,922           $   9,743
 5/31/1994              $  10,128           $   9,903
 6/30/1994              $   9,932           $   9,660
 7/31/1994              $  10,139           $   9,977
 8/31/1994              $  10,494           $  10,386
 9/30/1994              $  10,290           $  10,132
10/31/1994              $  10,528           $  10,360
11/30/1994              $  10,271           $   9,983
12/31/1994              $  10,348           $  10,131
 1/31/1995              $  10,587           $  10,393
 2/28/1995              $  10,906           $  10,798
 3/31/1995              $  11,211           $  11,117
 4/30/1995              $  11,461           $  11,444
 5/31/1995              $  11,800           $  11,901
 6/30/1995              $  12,020           $  12,178
 7/31/1995              $  12,360           $  12,582
 8/31/1995              $  12,220           $  12,613
 9/30/1995              $  12,460           $  13,146
10/31/1995              $  12,541           $  13,098
11/30/1995              $  13,034           $  13,673
12/31/1995              $  13,118           $  13,937
 1/31/1996              $  13,471           $  14,411
 2/29/1996              $  13,501           $  14,545
 3/31/1996              $  13,751           $  14,685
 4/30/1996              $  13,913           $  14,901
 5/31/1996              $  14,268           $  15,285
 6/30/1996              $  14,242           $  15,343
 7/31/1996              $  13,826           $  14,665
 8/31/1996              $  14,141           $  14,974
 9/30/1996              $  14,781           $  15,817
10/31/1996              $  15,045           $  16,254
11/30/1996              $  16,095           $  17,483
12/31/1996              $  15,936           $  17,137
 1/31/1997              $  16,753           $  18,208
 2/28/1997              $  16,661           $  18,350
 3/31/1997              $  16,343           $  17,595
 4/30/1997              $  17,481           $  18,646
 5/31/1997              $  18,189           $  19,781
 6/30/1997              $  18,772           $  20,668
 7/31/1997              $  20,180           $  22,313
 8/31/1997              $  19,357           $  21,063
 9/30/1997              $  20,085           $  22,218
10/31/1997              $  19,528           $  21,475
11/30/1997              $  20,085           $  22,470
12/31/1997              $  20,356           $  22,856
 1/31/1998              $  20,491           $  23,110
 2/28/1998              $  21,669           $  24,776
 3/31/1998              $  22,431           $  26,045
 4/30/1998              $  22,649           $  26,308
 5/31/1998              $  22,119           $  25,855
 6/30/1998              $  22,632           $  26,905
 7/31/1998              $  22,288           $  26,620
 8/31/1998              $  18,564           $  22,771
 9/30/1998              $  20,003           $  24,230
10/31/1998              $  22,013           $  26,200
11/30/1998              $  23,210           $  27,788
12/31/1998              $  25,139           $  29,388
 1/31/1999              $  26,306           $  30,617
 2/28/1999              $  25,140           $  29,665
 3/31/1999              $  26,493           $  30,851
 4/30/1999              $  27,057           $  32,045
 5/31/1999              $  26,324           $  31,289
 6/30/1999              $  28,451           $  33,025
 7/31/1999              $  27,523           $  31,995
 8/31/1999              $  27,245           $  31,838
 9/30/1999              $  26,981           $  30,966
10/31/1999              $  28,414           $  32,926
11/30/1999              $  29,647           $  33,594
12/31/1999              $  31,977           $  35,573
 1/31/2000              $  30,711           $  33,787
 2/29/2000              $  31,604           $  33,149
 3/31/2000              $  34,800           $  36,391
 4/30/2000              $  34,152           $  35,295
 5/31/2000              $  32,769           $  34,572
 6/30/2000              $  33,821           $  35,426
 7/31/2000              $  33,334           $  34,873
 8/31/2000              $  35,877           $  37,039
 9/30/2000              $  34,202           $  35,083
10/31/2000              $  33,645           $  34,936
11/30/2000              $  30,334           $  32,183
12/31/2000              $  31,396           $  32,341
 1/31/2001              $  32,171           $  33,489
 2/28/2001              $  28,828           $  30,434
 3/31/2001              $  26,372           $  28,505
 4/30/2001              $  28,369           $  30,720
 5/31/2001              $  28,655           $  30,926
 6/30/2001              $  27,297           $  30,174
 7/31/2001              $  26,912           $  29,878
 8/31/2001              $  25,179           $  28,008
 9/30/2001              $  22,742           $  25,745
10/31/2001              $  23,528           $  26,237
11/30/2001              $  25,310           $  28,249
12/31/2001              $  25,694           $  28,498
 1/31/2002              $  24,700           $  28,082
 2/28/2002              $  23,929           $  27,540
 3/31/2002              $  25,583           $  28,575
 4/30/2002              $  23,979           $  26,843
 5/31/2002              $  23,401           $  26,645
 6/30/2002              $  21,253           $  24,748
 7/31/2002              $  19,552           $  22,820
 8/31/2002              $  19,681           $  22,968
 9/30/2002              $  17,389           $  20,471
10/31/2002              $  18,929           $  22,273
11/30/2002              $  20,069           $  23,585
12/31/2002              $  18,596           $  22,200
 1/31/2003              $  18,081           $  21,619
 2/28/2003              $  17,920           $  21,295
 3/31/2003              $  18,137           $  21,501
 4/30/2003              $  19,569           $  23,273
 5/31/2003              $  20,665           $  24,499
 6/30/2003              $  20,810           $  24,813
 7/31/2003              $  21,068           $  25,250
 8/31/2003              $  21,487           $  25,742
 9/30/2003              $  21,036           $  25,469
10/31/2003              $  22,035           $  26,911
11/30/2003              $  22,326           $  27,147
12/31/2003              $  23,075           $  28,563

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Liberty Equity Fund, Variable Series / December 31, 2003

                                                        SHARES         VALUE
                                                     ------------   ------------
COMMON STOCKS--98.0%
CONSUMER DISCRETIONARY--16.8%
HOTELS, RESTAURANTS & LEISURE--0.9%
Wendy's International, Inc.                                 9,700   $    380,628
                                                                    ------------
INTERNET & CATALOG RETAIL--0.8%
eBay, Inc. (a)                                              3,000        193,770
InterActiveCorp (a)                                         4,540        154,042
                                                                    ------------
                                                                         347,812
                                                                    ------------
MEDIA--4.3%
Liberty Media Corp., Class A (a)                           42,750        508,297
News Corp., Ltd., ADR                                      13,500        487,350
Viacom, Inc., Class B                                      20,730        919,997
                                                                    ------------
                                                                       1,915,644
                                                                    ------------
MULTI-LINE RETAIL--5.7%
Costco Wholesale Corp. (a)                                 12,250        455,455
Target Corp.                                               22,870        878,208
Wal-Mart Stores, Inc.                                      22,150      1,175,058
                                                                    ------------
                                                                       2,508,721
                                                                    ------------
SPECIALTY RETAIL--5.1%
AutoZone, Inc. (a)                                          5,000        426,050
Bed Bath & Beyond, Inc. (a)                                11,000        476,850
Home Depot, Inc.                                           18,410        653,371
Lowe's Companies, Inc.                                     12,900        714,531
                                                                    ------------
                                                                       2,270,802
                                                                    ------------

CONSUMER STAPLES--7.4%
BEVERAGES--2.1%
PepsiCo, Inc.                                              19,510        909,556
                                                                    ------------
FOOD & DRUG RETAILING--1.2%
Walgreen Co.                                               14,700        534,786
                                                                    ------------
FOOD PRODUCTS--1.5%
Bunge Ltd.                                                  6,620        217,930
Dean Foods Co. (a)                                         13,880        456,236
                                                                    ------------
                                                                         674,166
                                                                    ------------
HOUSEHOLD PRODUCTS--2.0%
Procter & Gamble Co.                                        9,000        898,920
                                                                    ------------
PERSONAL PRODUCTS--0.6%
Gillette Co.                                                6,530        239,847
                                                                    ------------

ENERGY--7.4%
ENERGY EQUIPMENT & SERVICES--3.8%
Baker Hughes, Inc.                                         15,900        511,344
Noble Corp. (a)                                            17,800        636,884
Smith International, Inc. (a)                              12,530        520,246
                                                                    ------------
                                                                       1,668,474
                                                                    ------------
OIL & GAS--3.6%
Apache Corp.                                                6,730        545,803
BP PLC, ADR                                                20,800      1,026,480
                                                                    ------------
                                                                       1,572,283
                                                                    ------------
FINANCIALS--18.8%
BANKS--5.2%
Bank of America Corp.                                       7,500   $    603,225
Bank of New York Co., Inc.                                 20,000        662,400
Wells Fargo & Co.                                          17,500      1,030,575
                                                                    ------------
                                                                       2,296,200
                                                                    ------------
DIVERSIFIED FINANCIALS--10.4%
Citigroup, Inc.                                            29,700      1,441,638
Fannie Mae                                                 11,300        848,178
Goldman Sachs Group, Inc.                                  10,000        987,300
J.P. Morgan Chase & Co.                                    23,500        863,155
Merrill Lynch & Co., Inc.                                   7,360        431,664
                                                                    ------------
                                                                       4,571,935
                                                                    ------------
INSURANCE--3.2%
American International Group, Inc.                         12,500        828,500
Marsh & McLennan Companies, Inc.                           12,500        598,625
                                                                    ------------
                                                                       1,427,125
                                                                    ------------

HEALTH CARE--16.2%
BIOTECHNOLOGY--0.9%
Amgen, Inc. (a)                                             6,000        370,800
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.1%
Alcon, Inc.                                                10,000        605,400
Boston Scientific Corp. (a)                                15,730        578,235
Medtronic, Inc.                                            12,670        615,889
                                                                    ------------
                                                                       1,799,524
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--2.2%
Caremark Rx, Inc. (a)                                      19,500        493,935
WellPoint Health Networks, Inc. (a)                         5,000        484,950
                                                                    ------------
                                                                         978,885
                                                                    ------------
PHARMACEUTICALS--9.0%
Abbott Laboratories                                        10,270        478,582
Johnson & Johnson                                          13,000        671,580
Pfizer, Inc.                                               46,460      1,641,432
Teva Pharmaceutical
   Industries Ltd., ADR                                    12,390        702,637
Watson Pharmaceuticals, Inc. (a)                           10,300        473,800
                                                                    ------------
                                                                       3,968,031
                                                                    ------------

INDUSTRIALS--9.8%
AEROSPACE & DEFENSE--2.6%
United Technologies Corp.                                  12,100      1,146,717
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Cendant Corp. (a)                                          27,500        612,425
                                                                    ------------
INDUSTRIAL CONGLOMERATES--3.9%
3M Co.                                                      3,880        329,916
General Electric Co.                                       44,410      1,375,822
                                                                    ------------
                                                                       1,705,738
                                                                    ------------
MACHINERY--1.9%
Illinois Tool Works, Inc.                                  10,140        850,847
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
INFORMATION TECHNOLOGY--20.4%
COMMUNICATIONS EQUIPMENT--4.1%
Cisco Systems, Inc. (a)                                    73,900   $  1,795,031
                                                                    ------------
COMPUTERS & PERIPHERALS--3.6%
Dell, Inc. (a)                                             25,800        876,168
International Business Machines Corp.                       4,800        444,864
Lexmark International, Inc. (a)                             3,200        251,648
                                                                    ------------
                                                                       1,572,680
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5%
Flextronics International Ltd. (a)                         45,000        667,800
                                                                    ------------
INFORMATION TECHNOLOGY CONSULTING &
   SERVICES--0.6%
Accenture Ltd., Class A (a)                                10,000        263,200
                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--4.8%
Analog Devices, Inc.                                        6,600        301,290
Intel Corp.                                                34,230      1,102,206
Marvell Technology Group Ltd. (a)                           5,830        221,132
Maxim Integrated Products, Inc.                            10,000        498,000
                                                                    ------------
                                                                       2,122,628
                                                                    ------------
SOFTWARE--5.8%
Microsoft Corp.                                            74,100      2,040,714
Oracle Corp. (a)                                           16,350        215,820
VERITAS Software Corp. (a)                                  8,000        297,280
                                                                    ------------
                                                                       2,553,814
                                                                    ------------

TELECOMMUNICATION SERVICES--1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
American Tower Corp., Class A (a)                          50,000        541,000
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $38,229,466)                                              43,166,019
                                                                    ------------

PREFERRED STOCK--1.0%
CONSUMER DISCRETIONARY--1.0%
MEDIA--1.0%
News Corp., Ltd., ADR
   (cost of $423,789)                                      14,650   $    443,162
                                                                    ------------

                                                          PAR
                                                     ------------
SHORT-TERM OBLIGATION--1.4%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04
   at 0.780%, collateralized by a
   U.S. Treasury Bond maturing
   02/15/21, market value $619,369
   (repurchase proceeds $603,026)
   (cost of $603,000)                                $    603,000        603,000
                                                                    ------------
TOTAL INVESTMENTS--100.4%
   (cost of $39,256,255) (b)                                          44,212,181
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--(0.4)%                                 (162,208)
                                                                    ------------
NET ASSETS--100.0%                                                  $ 44,049,973
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $39,387,172.

            ACRONYM              NAME
            -------              ----
              ADR     American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Equity Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                     $     39,256,255
                                                                         ----------------
Investments, at value                                                    $     44,212,181
Cash                                                                                  553
Receivable for:
   Fund shares sold                                                                   297
   Interest                                                                            13
   Dividends                                                                       22,275
   Expense reimbursement due from Investment Advisor                                  739
Deferred Trustees' compensation plan                                                3,130
                                                                         ----------------
     TOTAL ASSETS                                                              44,239,188
                                                                         ----------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                        100,734
   Investment advisory fee                                                         27,677
   Administration fee                                                               2,455
   Transfer agent fee                                                                 416
   Pricing and bookkeeping fees                                                     2,039
   Trustees' fees                                                                   2,087
   Audit fee                                                                       25,774
   Custody fee                                                                        481
   Reports to shareholders                                                         16,477
Deferred Trustees' fees                                                             3,130
Other liabilities                                                                   7,945
                                                                         ----------------
     TOTAL LIABILITIES                                                            189,215
                                                                         ----------------
NET ASSETS                                                               $     44,049,973
                                                                         ================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $     51,947,624
Overdistributed net investment income                                              (1,896)
Accumulated net realized loss                                                 (12,851,681)
Net unrealized appreciation on investments                                      4,955,926
                                                                         ----------------
NET ASSETS                                                               $     44,049,973
                                                                         ================
CLASS A:
Net assets                                                               $     44,048,741
Shares outstanding                                                              3,079,918
                                                                         ================
Net asset value per share                                                $          14.30
                                                                         ================
CLASS B:
Net assets                                                               $          1,232
Shares outstanding                                                                     86
                                                                         ================
Net asset value per share                                                $          14.33
                                                                         ================

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Equity Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                $        584,714
Interest                                                                            5,535
                                                                         ----------------
   Total Investment Income (net of foreign taxes withheld of $5,525)              590,249
                                                                         ----------------
EXPENSES:
Investment advisory fee                                                           330,439
Administration fee                                                                 36,137
Distribution fee--Class B                                                               2
Transfer agent fee                                                                  5,000
Pricing and bookkeeping fees                                                       25,823
Trustees' fees                                                                      2,653
Custody fee                                                                         9,276
Audit fee                                                                          29,642
Other expenses                                                                     17,122
                                                                         ----------------
   Total Expenses                                                                 456,094
Fees and expenses waived or reimbursed by Investment Advisor                      (12,583)
Custody earnings credit                                                                (4)
                                                                         ----------------
   Net Expenses                                                                   443,507
                                                                         ----------------
Net Investment Income                                                             146,742
                                                                         ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                               (4,782,702)
Net change in unrealized appreciation/depreciation on investments              14,341,706
                                                                         ----------------
Net Gain                                                                        9,559,004
                                                                         ----------------
Net Increase in Net Assets from Operations                               $      9,705,746
                                                                         ================

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Equity Fund, Variable Series

                                                           YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                            2003           2002
---------------------------------                         ------------   ------------
OPERATIONS:
Net investment income                                     $    146,742   $    108,103
Net realized loss on investments                            (4,782,702)    (3,306,702)
Net change in unrealized appreciation/depreciation
  on investments                                            14,341,706    (17,120,856)
                                                          ------------   ------------
        Net Increase (Decrease) from Operations              9,705,746    (20,319,455)
                                                          ------------   ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                   (147,146)      (125,623)
                                                          ------------   ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                             2,333,191        851,624
   Proceeds received in connection with merger               4,822,551             --
   Distributions reinvested                                    147,146        125,623
   Redemptions                                             (16,415,799)   (16,742,361)
                                                          ------------   ------------
        Net Decrease                                        (9,112,911)   (15,765,114)
                                                          ------------   ------------
Class B:
   Subscriptions                                                 1,000             --
                                                          ------------   ------------
Net Decrease from Share Transactions                        (9,111,911)   (15,765,114)
                                                          ------------   ------------
Total Increase (Decrease) in Net Assets                        446,689    (36,210,192)
NET ASSETS:
Beginning of period                                         43,603,284     79,813,476
                                                          ------------   ------------
End of period (including overdistributed net investment
  income of $(1,896) and $(1,604), respectively)          $ 44,049,973   $ 43,603,284
                                                          ============   ============
CHANGES IN SHARES:
Class A:
   Subscriptions                                               177,747         58,751
   Issued in connection with merger                            416,815             --
   Issued for distributions reinvested                          11,315         10,720
   Redemptions                                              (1,296,537)    (1,280,602)
                                                          ------------   ------------
        Net Decrease                                          (690,660)    (1,211,131)
                                                          ------------   ------------
Class B:
   Subscriptions                                                    86             --
                                                          ------------   ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Equity Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty Equity Fund, Variable Series (formerly Galaxy VIP Equity Fund) (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth by investing in companies which are believed to have above average earnings potential.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.


NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for capital loss carryforwards from the merger and capital loss carryforwards permanently lost from the merger were identified and reclassified among the components of the Fund's net assets as follows:

   OVERDISTRIBUTED        ACCUMULATED NET       PAID-IN
NET INVESTMENT INCOME      REALIZED LOSS        CAPITAL
---------------------     ---------------       -------
       $ 112               $  (593,954)        $ 593,842

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                DECEMBER 31,  DECEMBER 31,
                                    2003          2002
                                ------------  ------------
Distributions paid from:
     Ordinary Income*            $ 147,146     $ 125,623
     Long-Term Capital Gains            --            --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

 UNDISTRIBUTED    UNDISTRIBUTED
   ORDINARY        LONG-TERM      NET UNREALIZED
    INCOME        CAPITAL GAINS    APPRECIATION*
--------------    -------------   --------------
     $ --             $ --         $ 4,825,009

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation              $  7,477,970
     Unrealized depreciation                (2,652,961)
                                          ------------
       Net unrealized appreciation        $  4,825,009
                                          ============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                   CAPITAL LOSS
    EXPIRATION                  CARRYFORWARD
    ----------                  ------------
       2008                     $     25,237
       2009                        3,277,087
       2010                        4,000,679
       2011                        5,417,761
                                ------------
                                $ 12,720,764
                                ============

Of the capital loss carryforwards attributable to the Fund, $695,798 was obtained upon the Fund's merger with Galaxy VIP Growth & Income Fund (See Note
7).

Capital loss carryforwards of $101,845 were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Fleet Investment Advisors Inc., the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $500 million                            0.75%
Next $500 million                             0.70%
Next $500 million                             0.65%
Next $500 million                             0.60%
Over $2 billion                               0.55%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average net assets. In addition, for the period July 1, 2003 through October 31, 2003, Columbia voluntarily waived a portion of its investment advisory fee so that it did not exceed 0.71% annually.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.74%.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $1 billion                              0.067%
Next $1.5 billion                             0.060%
Over $2.5 billion                             0.055%

For the period April 14, 2003 through October 31, 2003, Columbia was entitled to receive fees, computed daily and payable monthly, at the annual rate of 0.085% of the

Fund's average daily net assets. Prior to April 14, 2003, Columbia was entitled to receive fees, computed daily and payable monthly, based on the combined average daily net assets of the funds in the Galaxy VIP Fund (the "predecessor trust") at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $1 billion                              0.085%
Next $1.5 billion                             0.078%
Over $2.5 billion                             0.073%

For the year ended December 31, 2003, the Fund's effective administration fee rate was 0.082%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
Under $50 million                           $  25,000
Of $50 million but less than $200 million   $  35,000
Of $200 million but less than $500 million  $  50,000
Of $500 million but less than $1 billion    $  85,000
Over $1 billion                             $ 125,000

The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.058%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $5,000.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Effective April 14, 2003, Columbia has agreed to reimburse fees at the annual rate of 0.02% of the Fund's average daily net assets. This agreement will continue until April 13, 2004, after which it may be revised or discontinued any time.

Prior to April 14, 2003, Fleet Investment Advisors, Inc. and/or its affiliates and/or PFPC Inc., the former administrator, could waive all or a portion of the fees payable to them by the predecessor fund.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--The year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $20,146,674 and $34,714,275, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Galaxy VIP Growth & Income Fund, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Galaxy VIP Equity Fund, also previously a fund of the predecessor trust. The Galaxy VIP Equity Fund received a tax-free transfer of assets from the Galaxy VIP Growth & Income Fund, as follows:

      SHARES            NET ASSETS          UNREALIZED
      ISSUED             RECEIVED          DEPRECIATION(1)
     --------           ----------         -------------
      416,815          $ 4,822,551         $  1,331,049

                                             NET ASSETS
     NET ASSETS          NET ASSETS           OF GALAXY
      OF GALAXY           OF GALAXY        VIP EQUITY FUND
     VIP EQUITY      VIP GROWTH & INCOME     IMMEDIATELY
    FUND PRIOR TO     FUND IMMEDIATELY          AFTER
     COMBINATION    PRIOR TO COMBINATION     COMBINATION
    -------------   --------------------   ---------------
    $  39,395,832       $  4,822,551        $  44,218,383

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Galaxy VIP Equity Fund was renamed the Liberty Equity Fund, Variable Series.

The accompanying statement of operations, statement of changes in net assets and financial highlights for the Fund represent the historical operations of the Galaxy VIP Equity Fund for periods prior to April 14, 2003.

FINANCIAL HIGHLIGHTS
Liberty Equity Fund, Variable Series--Class A Shares (a)

Selected data for a share outstanding throughout each period is as follows:

                                                                                    YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------------
                                                            2003              2002           2001           2000           1999
                                                         ----------        ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    11.56        $    16.02     $    19.81     $    22.21     $    19.20
                                                         ----------        ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.03(b)           0.03             --(c)       (0.02)         (0.02)
Net realized and unrealized gain (loss) on investments         2.76             (4.46)         (3.58)         (0.37)          5.05
                                                         ----------        ----------     ----------     ----------     ----------
     Total from Investment Operations                          2.79             (4.43)         (3.58)         (0.39)          5.03
                                                         ----------        ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.05)            (0.03)            --             --             --
From net realized gains                                          --                --          (0.21)         (2.01)         (2.02)
                                                         ----------        ----------     ----------     ----------     ----------
     Total Distributions Declared to Shareholders             (0.05)            (0.03)         (0.21)         (2.01)         (2.02)
                                                         ----------        ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                           $    14.30        $    11.56     $    16.02     $    19.81     $    22.21
                                                         ==========        ==========     ==========     ==========     ==========
Total return (d)(e)                                           24.14%(f)        (27.64)%       (18.17)%        (1.82)%        27.18%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                   1.01%             1.09%          1.02%          0.98%          0.96%
Net investment income (loss) (g)                               0.33%             0.18%          0.00%         (0.11)%        (0.11)%
Waiver/reimbursement                                           0.03%               --             --             --             --
Portfolio turnover rate                                          46%               35%            51%            54%            60%
Net assets, end of period (000's)                        $   44,049        $   43,603     $   79,813     $  120,712     $  119,799

(a) The information shown in this table, for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Equity Fund, the predecessor to the Liberty Equity Fund, Variable Series.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Equity Fund, Variable Series (formerly Galaxy VIP Equity Fund) (the "Fund") (a series of Liberty Variable Investment Trust) (formerly a series of Galaxy VIP Fund) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements and financial highlights of the Fund for the periods prior to January 1, 2003 were audited by other independent accountants whose report dated February 7, 2003 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund, for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION
Liberty Growth & Income Fund, Variable Series / December 31, 2003

Liberty Growth & Income Fund, Variable Series seeks long-term growth and income.

Brian Cunningham, Gregory M. Miller and Richard Dahlberg are co-managers of the fund. Mr. Cunningham has co-managed the fund since November 2003 and has been with Columbia Management Advisors, Inc. and its predecessors ("Columbia") since 1987. Mr. Miller has co-managed the fund since April 2003 and joined Columbia in 1985. Mr. Dahlberg, head of Columbia large-cap value team, has co-managed the fund since October 2003. He joined Columbia in September 2003.

The fund provided a strong return for the year, but it did not perform as well as its benchmark index. Disappointing results in the consumer staples area and low exposure to financial services companies hurt relative performance early in the year. When we initially took over management of the fund in April 2003, we sought to upgrade the quality of the portfolio. We reduced the fund's exposure to more speculative companies with less certain prospects and focused on companies that represented good value relative to our estimate of their future earnings potential. However, the initiation of this strategy was poorly timed. When the stock market began to bounce back, it favored riskier stocks over more stable issues, and the fund did not keep up with its benchmark. Nevertheless, we are comfortable with the long-term potential of the portfolio that we put in place during the year and we believe that our positioning will serve the fund well over time.

CHALLENGING YEAR IN CONSUMER STAPLES
Three of the fund's largest holdings --Safeway, Sara Lee and ConAgra--generated disappointing returns early in the year. We sold Safeway and Sara Lee at a loss. ConAgra generated a small loss for the year, but it gained ground later in the period when it restructured to emphasize its key food processing business. We continue to own the stock, which represents 1.0% of net assets. Within the consumer staples sector, we initiated a position in Procter & Gamble Co. (1.2% of net assets), which has performed well. We believe P & G's strong product introductions, good sales momentum, renewed financial discipline and focus on profitability made it a solid addition to the portfolio.

STRONG RETURNS FROM FINANCIALS, INDUSTRIALS
Starting in April, we began to increase the fund's exposure to the financial sector, which represents roughly one-fifth of the S&P 500 Index. The fund's relatively low allocation to financial stocks hindered relative performance in the first part of the year, but we caught up somewhat as the year progressed. New positions in U.S. Bancorp and Wells Fargo (2.2% and 2.0% of net assets, respectively) contributed to positive returns, as did our sizeable investment in Citigroup Inc. (5.5% of net assets). Industrial companies Textron Inc. and Honeywell International (1.9% and 1.1% of net assets, respectively) were also strong performers as the economy's comeback strengthened the outlook for the sector.

NEW POSITION IN TECHNOLOGY
One of the year's best performing sectors--technology--was underrepresented in the fund because, in our opinion, technology stocks that met our definition of "good value" were difficult to find. However, we were attracted to Finnish company Nokia (1.1% of net assets), a leading cell phone manufacturer, when it lost market share and its price declined to within our target range early in the period. We initiated a position in Nokia's because we believe its strong management and low production costs will help it regain its position in the highly competitive wireless telephone industry.

FOCUSED ON QUALITY AND VALUE
On the surface, we believe that the economy is healthy and continuing to expand, with low interest rates and rising stock values. However, digging deeper, we have concerns about high unemployment levels and corporate spending--both essential ingredients for maintaining economic growth. As quality-oriented value investors, we continue to take a long-term view and select stocks for the fund that we believe have the potential to prosper under a variety of economic conditions.


Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Liberty Growth & Income Fund, Variable Series offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations due to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Liberty Growth & Income Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                     1-YEAR   5-YEAR     LIFE
--------------------------------------------------------------
Class A (7/5/94)                      19.79     1.52    11.57
S&P 500 Index(1)                      28.68    -0.57    12.04

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/02  12/31/03
------------------------------------------------------
Class A                              11.97    14.15

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/5/94 - 12/31/03

Class A: $28,262

             CLASS A SHARES   S&P 500 INDEX
   07/1994        $  10,000       $  10,000
 7/31/1994        $  10,260       $  10,275
 8/31/1994        $  10,670       $  10,696
 9/30/1994        $  10,460       $  10,434
10/31/1994        $  10,631       $  10,669
11/30/1994        $  10,251       $  10,281
12/31/1994        $  10,441       $  10,433
 1/31/1995        $  10,705       $  10,703
 2/28/1995        $  11,132       $  11,120
 3/31/1995        $  11,427       $  11,448
 4/30/1995        $  11,661       $  11,785
 5/31/1995        $  12,078       $  12,256
 6/30/1995        $  12,342       $  12,541
 7/31/1995        $  12,769       $  12,957
 8/31/1995        $  12,718       $  12,990
 9/30/1995        $  13,145       $  13,538
10/31/1995        $  13,094       $  13,489
11/30/1995        $  13,592       $  14,081
12/31/1995        $  13,541       $  14,353
 1/31/1996        $  13,903       $  14,841
 2/29/1996        $  14,177       $  14,979
 3/31/1996        $  14,253       $  15,123
 4/30/1996        $  14,779       $  15,345
 5/31/1996        $  15,130       $  15,741
 6/30/1996        $  14,801       $  15,801
 7/31/1996        $  14,089       $  15,102
 8/31/1996        $  14,560       $  15,421
 9/30/1996        $  15,272       $  16,289
10/31/1996        $  15,655       $  16,739
11/30/1996        $  16,773       $  18,004
12/31/1996        $  16,498       $  17,648
 1/31/1997        $  17,704       $  18,751
 2/28/1997        $  17,692       $  18,897
 3/31/1997        $  16,984       $  18,120
 4/30/1997        $  17,889       $  19,202
 5/31/1997        $  18,911       $  20,372
 6/30/1997        $  19,629       $  21,284
 7/31/1997        $  21,196       $  22,978
 8/31/1997        $  20,465       $  21,692
 9/30/1997        $  21,520       $  22,880
10/31/1997        $  20,535       $  22,116
11/30/1997        $  21,371       $  23,140
12/31/1997        $  21,815       $  23,538
 1/31/1998        $  22,055       $  23,799
 2/28/1998        $  23,581       $  25,515
 3/31/1998        $  24,772       $  26,822
 4/30/1998        $  24,760       $  27,093
 5/31/1998        $  24,143       $  26,627
 6/30/1998        $  25,068       $  27,708
 7/31/1998        $  24,572       $  27,414
 8/31/1998        $  20,569       $  23,450
 9/30/1998        $  21,519       $  24,953
10/31/1998        $  23,355       $  26,982
11/30/1998        $  24,775       $  28,617
12/31/1998        $  26,209       $  30,265
 1/31/1999        $  26,893       $  31,530
 2/28/1999        $  25,820       $  30,550
 3/31/1999        $  26,657       $  31,772
 4/30/1999        $  27,395       $  33,001
 5/31/1999        $  27,034       $  32,222
 6/30/1999        $  28,610       $  34,011
 7/31/1999        $  27,897       $  32,950
 8/31/1999        $  27,590       $  32,788
 9/30/1999        $  26,641       $  31,890
10/31/1999        $  27,702       $  33,908
11/30/1999        $  28,064       $  34,597
12/31/1999        $  29,355       $  36,634
 1/31/2000        $  27,773       $  34,795
 2/29/2000        $  26,826       $  34,138
 3/31/2000        $  29,474       $  37,476
 4/30/2000        $  29,444       $  36,348
 5/31/2000        $  29,297       $  35,603
 6/30/2000        $  28,899       $  36,483
 7/31/2000        $  29,107       $  35,913
 8/31/2000        $  30,970       $  38,144
 9/30/2000        $  30,248       $  36,130
10/31/2000        $  30,463       $  35,978
11/30/2000        $  28,991       $  33,143
12/31/2000        $  30,418       $  33,305
 1/31/2001        $  30,217       $  34,488
 2/28/2001        $  30,018       $  31,342
 3/31/2001        $  28,853       $  29,355
 4/30/2001        $  29,369       $  31,636
 5/31/2001        $  29,919       $  31,848
 6/30/2001        $  29,219       $  31,074
 7/31/2001        $  30,069       $  30,770
 8/31/2001        $  29,885       $  28,843
 9/30/2001        $  28,702       $  26,513
10/31/2001        $  28,848       $  27,019
11/30/2001        $  30,008       $  29,092
12/31/2001        $  30,236       $  29,348
 1/31/2002        $  29,731       $  28,919
 2/28/2002        $  29,419       $  28,361
 3/31/2002        $  30,781       $  29,427
 4/30/2002        $  29,673       $  27,644
 5/31/2002        $  29,634       $  27,440
 6/30/2002        $  26,484       $  25,486
 7/31/2002        $  24,307       $  23,501
 8/31/2002        $  24,618       $  23,653
 9/30/2002        $  21,078       $  21,082
10/31/2002        $  22,887       $  22,937
11/30/2002        $  24,638       $  24,288
12/31/2002        $  23,600       $  22,863
 1/31/2003        $  22,753       $  22,264
 2/28/2003        $  21,490       $  21,930
 3/31/2003        $  21,411       $  22,142
 4/30/2003        $  22,967       $  23,967
 5/31/2003        $  24,860       $  25,230
 6/30/2003        $  25,432       $  25,553
 7/31/2003        $  25,332       $  26,003
 8/31/2003        $  25,766       $  26,510
 9/30/2003        $  25,273       $  26,229
10/31/2003        $  26,181       $  27,713
11/30/2003        $  26,456       $  27,957
12/31/2003        $  28,262       $  29,410

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from July 5, 1994.

INVESTMENT PORTFOLIO
Liberty Growth & Income Fund, Variable Series / December 31, 2003

                                                         SHARES           VALUE
                                                     --------------   --------------
COMMON STOCKS--96.0%
CONSUMER DISCRETIONARY--7.8%
AUTO COMPONENTS--1.0%
Delphi Corp.                                                246,178   $    2,513,477
                                                                      --------------
HOTELS, RESTAURANTS & LEISURE--1.7%
Harrah's Entertainment, Inc.                                 12,743          634,219
Wendy's International, Inc.                                  99,400        3,900,456
                                                                      --------------
                                                                           4,534,675
                                                                      --------------
LEISURE EQUIPMENT & PRODUCTS--0.4%
Mattel, Inc.                                                 60,700        1,169,689
                                                                      --------------
MEDIA--3.7%
Clear Channel Communications, Inc.                           28,626        1,340,556
Gannett Co., Inc.                                            14,600        1,301,736
McGraw-Hill Companies, Inc.                                  38,600        2,698,912
Time Warner, Inc. (a)                                       163,700        2,944,963
Viacom, Inc., Class A                                        28,600        1,266,122
                                                                      --------------
                                                                           9,552,289
                                                                      --------------
SPECIALTY RETAIL--1.0%
Office Depot, Inc. (a)                                      155,800        2,603,418
                                                                      --------------

CONSUMER STAPLES--7.8%
BEVERAGES--1.5%
PepsiCo, Inc.                                                82,900        3,864,798
                                                                      --------------
FOOD PRODUCTS--2.0%
ConAgra Foods, Inc.                                         103,700        2,736,643
Kraft Foods, Inc., Class A                                   79,600        2,564,712
                                                                      --------------
                                                                           5,301,355
                                                                      --------------
HOUSEHOLD PRODUCTS--3.3%
Clorox Co.                                                   53,600        2,602,816
Kimberly-Clark Corp.                                         48,500        2,865,865
Procter & Gamble Co.                                         31,100        3,106,268
                                                                      --------------
                                                                           8,574,949
                                                                      --------------
TOBACCO--1.0%
Altria Group, Inc.                                           47,677        2,594,582
                                                                      --------------

ENERGY--12.3%
ENERGY EQUIPMENT & SERVICES--2.9%
Baker Hughes, Inc.                                           85,500        2,749,680
Halliburton Co.                                             188,300        4,895,800
                                                                      --------------
                                                                           7,645,480
                                                                      --------------
OIL & GAS--9.4%
BP PLC, ADR                                                 108,400        5,349,540
ConocoPhillips                                               82,170        5,387,887
Exxon Mobil Corp.                                           176,070        7,218,870
Marathon Oil Corp.                                          121,200        4,010,508
Royal Dutch Petroleum Co.,
  NY Shares                                                  51,700        2,708,563
                                                                      --------------
                                                                          24,675,368
                                                                      --------------
FINANCIALS--33.0%
BANKS--10.4%
Bank of America Corp.                                        77,857   $    6,262,039
Bank of New York Co., Inc.                                  111,500        3,692,880
Bank One Corp.                                               81,502        3,715,676
Fifth Third Bancorp                                          24,300        1,436,130
National City Corp.                                          35,268        1,196,996
U.S. Bancorp                                                188,900        5,625,442
Wells Fargo & Co.                                            88,100        5,188,209
                                                                      --------------
                                                                          27,117,372
                                                                      --------------
DIVERSIFIED FINANCIALS--12.3%
American Express Co.                                         50,700        2,445,261
Citigroup, Inc.                                             298,800       14,503,752
Countrywide Financial Corp.                                  22,933        1,739,493
Freddie Mac                                                  69,400        4,047,408
J.P. Morgan Chase & Co.                                      99,617        3,658,933
Merrill Lynch & Co., Inc.                                    34,162        2,003,601
Morgan Stanley                                               33,997        1,967,406
State Street Corp.                                           34,400        1,791,552
                                                                      --------------
                                                                          32,157,406
                                                                      --------------
INSURANCE--9.0%
AFLAC, Inc.                                                  34,700        1,255,446
Ambac Financial Group, Inc.                                  34,400        2,387,016
American International Group, Inc.                           78,000        5,169,840
Berkshire Hathaway, Inc.,
  Class A (a)                                                    63        5,307,750
Lincoln National Corp.                                      109,914        4,437,228
Travelers Property Casualty Corp.,
  Class B                                                   150,800        2,559,076
Willis Group Holdings Ltd.                                   70,792        2,411,884
                                                                      --------------
                                                                          23,528,240
                                                                      --------------
REAL ESTATE--1.3%
Archstone-Smith Trust                                        42,200        1,180,756
Kimco Realty Corp.                                           23,212        1,038,737
Vornado Realty Trust                                         23,307        1,276,058
                                                                      --------------
                                                                           3,495,551
                                                                      --------------

HEALTH CARE--5.5%
HEALTH CARE PROVIDERS & SERVICES--3.0%
Aetna, Inc.                                                  76,200        5,149,596
McKesson Corp.                                               80,800        2,598,528
                                                                      --------------
                                                                           7,748,124
                                                                      --------------
PHARMACEUTICALS--2.5%
Bristol-Myers Squibb Co.                                     43,682        1,249,305
Johnson & Johnson                                            22,800        1,177,848
Merck & Co., Inc.                                            27,710        1,280,202
Pfizer, Inc.                                                 82,900        2,928,857
                                                                      --------------
                                                                           6,636,212
                                                                      --------------

INDUSTRIALS--10.2%
AEROSPACE & DEFENSE--3.7%
General Dynamics Corp.                                       29,400        2,657,466
Honeywell International, Inc.                                85,800        2,868,294
Raytheon Co.                                                 91,200        2,739,648
United Technologies Corp.                                    14,400        1,364,688
                                                                      --------------
                                                                           9,630,096
                                                                      --------------

                       See Notes to Investment Portfolio.

                                                         SHARES           VALUE
                                                     --------------   --------------
COMMERCIAL SERVICES & SUPPLIES--2.6%
Avery Dennison Corp.                                         22,600   $    1,266,052
Waste Management, Inc.                                      190,100        5,626,960
                                                                      --------------
                                                                           6,893,012
                                                                      --------------
INDUSTRIAL CONGLOMERATES--1.9%
Textron, Inc.                                                85,300        4,867,218
                                                                      --------------
MACHINERY--2.0%
Deere & Co.                                                  40,486        2,633,614
Dover Corp.                                                  68,050        2,704,988
                                                                      --------------
                                                                           5,338,602
                                                                      --------------

INFORMATION TECHNOLOGY--6.0%
COMMUNICATIONS EQUIPMENT--1.1%
Nokia Oyj, ADR                                              166,700        2,833,900
                                                                      --------------
COMPUTERS & PERIPHERALS--0.9%
International Business Machines Corp.                        26,700        2,474,556
Silicon Graphics, Inc. (a)                                    2,204            3,020
                                                                      --------------
                                                                           2,477,576
                                                                      --------------
INFORMATION TECHNOLOGY CONSULTING &
  SERVICES--1.8%
Accenture Ltd., Class A (a)                                 178,400        4,695,488
                                                                      --------------
OFFICE ELECTRONICS--1.8%
Xerox Corp. (a)                                             342,100        4,720,980
                                                                      --------------
SOFTWARE--0.4%
Microsoft Corp.                                              39,400        1,085,076
                                                                      --------------

MATERIALS--3.3%
CHEMICALS--1.5%
Air Products & Chemicals, Inc.                               71,568        3,780,938
                                                                      --------------
PAPER & FOREST PRODUCTS--1.8%
MeadWestvaco Corp.                                           94,500        2,811,375
Weyerhaeuser Co.                                             30,991        1,983,424
                                                                      --------------
                                                                           4,794,799
                                                                      --------------

TELECOMMUNICATION SERVICES--4.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.8%
BellSouth Corp.                                             144,600        4,092,180
CenturyTel, Inc.                                             16,600          541,492
SBC Communications, Inc.                                    155,400        4,051,278
Verizon Communications, Inc.                                108,300        3,799,164
                                                                      --------------
                                                                          12,484,114
                                                                      --------------

UTILITIES--5.3%
ELECTRIC UTILITIES--4.3%
American Electric Power Co., Inc.                            79,100   $    2,413,341
Consolidated Edison, Inc.                                    89,400        3,845,094
PG&E Corp. (a)                                               80,800        2,243,816
TXU Corp.                                                   115,300        2,734,916
                                                                      --------------
                                                                          11,237,167
                                                                      --------------
MULTI-UTILITIES & UNREGULATED POWER--1.0%
Duke Energy Corp.                                           126,600        2,588,970
                                                                      --------------
TOTAL COMMON STOCKS
  (cost of $214,181,192)                                                 251,140,921
                                                                      --------------

INVESTMENT MANAGEMENT
  COMPANY--3.8%
iShares Russell 1000 Value Index Fund
  (cost of $9,072,882)                                      168,866        9,856,708
                                                                      --------------

                                                           PAR
                                                     --------------
SHORT-TERM OBLIGATION--0.6%
Repurchase agreement with
  State Street Bank & Trust Co.,
  dated 12/31/03, due 01/02/04
  at 0.780%, collateralized by a
  U.S. Treasury Bond maturing
  08/15/28, market value $1,470,697
  (repurchase proceeds $1,437,062)
  (cost of $1,437,000)                               $    1,437,000        1,437,000
                                                                      --------------
TOTAL INVESTMENTS--100.4%
  (cost of $224,691,074) (b)                                             262,434,629
                                                                      --------------
OTHER ASSETS & LIABILITIES, NET--(0.4)%                                     (917,680)
                                                                      --------------
NET ASSETS--100.0%                                                    $  261,516,949
                                                                      ==============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $225,102,907.

            ACRONYM              NAME
            -------              ----
              ADR       American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Growth & Income Fund, Variable Series/December 31, 2003

ASSETS:
Investments, at cost                                                     $  224,691,074
                                                                         --------------
Investments, at value                                                    $  262,434,629
Cash                                                                                870
Receivable for:
   Fund shares sold                                                              58,335
   Interest                                                                          31
   Dividends                                                                    322,761
   Expense reimbursement due from Investment Advisor/Distributor                 21,183
Deferred Trustees' compensation plan                                             14,275
                                                                         --------------
     TOTAL ASSETS                                                           262,852,084
                                                                         --------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                    1,069,259
   Investment advisory fee                                                      174,578
   Transfer agent fee                                                               625
   Pricing and bookkeeping fees                                                   8,237
   Trustees' fees                                                                 1,102
   Custody fee                                                                      617
   Distribution fee--Class B                                                     10,052
Deferred Trustees' fees                                                          14,275
Other liabilities                                                                56,390
                                                                         --------------
     TOTAL LIABILITIES                                                        1,335,135
                                                                         --------------
NET ASSETS                                                               $  261,516,949
                                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $  298,452,984
Undistributed net investment income                                             103,584
Accumulated net realized loss                                               (74,783,174)
Net unrealized appreciation on investments                                   37,743,555
                                                                         --------------
NET ASSETS                                                               $  261,516,949
                                                                         ==============
CLASS A:
Net assets                                                               $  216,923,181
Shares outstanding                                                           15,331,886
                                                                         ==============
Net asset value per share                                                $        14.15
                                                                         ==============
CLASS B:
Net assets                                                               $   44,593,768
Shares outstanding                                                            3,154,564
                                                                         ==============
Net asset value per share                                                $        14.14
                                                                         ==============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Growth & Income Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                $    5,176,678
Interest                                                                         81,550
                                                                         --------------
   Total Investment Income (net of foreign taxes withheld of $72,738)         5,258,228
                                                                         --------------
EXPENSES:
Investment advisory fee                                                       1,716,268
Distribution fee--Class B                                                        90,508
Transfer agent fee                                                                7,500
Pricing and bookkeeping fees                                                     70,470
Trustees' fees                                                                    8,708
Custody fee                                                                      10,665
Other expenses                                                                   93,882
                                                                         --------------
   Total Expenses                                                             1,998,001
Fees and expenses waived or reimbursed by Investment Advisor                   (209,396)
Fees waived by Distributor--Class B                                              (5,806)
Custody earnings credit                                                             (40)
                                                                         --------------
   Net Expenses                                                               1,782,759
                                                                         --------------
Net Investment Income                                                         3,475,469
                                                                         --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                            (27,529,590)
Net change in unrealized appreciation/depreciation on investments            74,661,609
                                                                         --------------
Net Gain                                                                     47,132,019
                                                                         --------------
Net Increase in Net Assets from Operations                               $   50,607,488
                                                                         ==============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Growth & Income Fund, Variable Series

                                                                                     YEAR ENDED        YEAR ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                      2003              2002
----------------------------------                                                 --------------    --------------
OPERATIONS:
Net investment income                                                              $    3,475,469    $    1,860,948
Net realized loss on investments                                                      (27,529,590)      (28,158,847)
Net change in unrealized appreciation/depreciation on investments                      74,661,609       (19,133,885)
                                                                                   --------------    --------------
        Net Increase (Decrease) from Operations                                        50,607,488       (45,431,784)
                                                                                   --------------    --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                            (2,859,733)       (1,556,810)
    Class B                                                                              (497,712)         (354,201)
                                                                                   --------------    --------------
    Total Distributions Declared to Shareholders                                       (3,357,445)       (1,911,011)
                                                                                   --------------    --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                        7,840,182         6,842,505
   Proceeds received in connection with merger                                         88,842,502                --
   Distributions reinvested                                                             2,859,733         1,556,810
   Redemptions                                                                        (35,938,840)      (35,673,636)
                                                                                   --------------    --------------
        Net Increase (Decrease)                                                        63,603,577       (27,274,321)
                                                                                   --------------    --------------
Class B:
   Subscriptions                                                                       14,226,069        13,543,954
   Proceeds received in connection with merger                                          7,935,880                --
   Distributions reinvested                                                               497,712           354,201
   Redemptions                                                                        (13,087,318)       (3,985,341)
                                                                                   --------------    --------------
        Net Increase                                                                    9,572,343         9,912,814
                                                                                   --------------    --------------
Net Increase (Decrease) from Share Transactions                                        73,175,920       (17,361,507)
                                                                                   --------------    --------------
Total Increase (Decrease) in Net Assets                                               120,425,963       (64,704,302)
NET ASSETS:
Beginning of period                                                                   141,090,986       205,795,288
                                                                                   --------------    --------------
End of period (including undistributed net investment income of
   $103,584 and overdistributed net investment income of $(6,499), respectively)   $  261,516,949    $  141,090,986
                                                                                   ==============    ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                          613,478           498,777
   Issued in connection with merger                                                     7,939,987                --
   Issued for distributions reinvested                                                    202,962           131,377
   Redemptions                                                                         (2,893,899)       (2,737,362)
                                                                                   --------------    --------------
        Net Increase (Decrease)                                                         5,862,528        (2,107,208)
                                                                                   --------------    --------------
Class B:
   Subscriptions                                                                        1,213,974           950,359
   Issued in connection with merger                                                       710,257                --
   Issued for distributions reinvested                                                     35,349            29,941
   Redemptions                                                                         (1,128,428)         (314,657)
                                                                                   --------------    --------------
        Net Increase                                                                      831,152           665,643
                                                                                   --------------    --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Growth & Income Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty Growth & Income Fund, Variable Series (formerly Colonial U.S. Growth & Income Fund, Variable Series) (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth and income.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax DIF ferences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for deferral of losses from wash sales, capital loss carryforwards from the merger, non-deductible expenses from the merger and Real Estate Investment Trust ("REIT") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

   UNDISTRIBUTED
  NET INVESTMENT      ACCUMULATED NET        PAID-IN
      INCOME           REALIZED LOSS         CAPITAL
  --------------      ---------------        -------
     $ (7,941)        $  (18,218,000)      $ 18,225,941

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                DECEMBER 31,  DECEMBER 31,
                                    2003          2002
                                ------------  ------------
Distributions paid from:
    Ordinary Income*            $  3,357,445  $  1,911,011
    Long-Term Capital Gains               --            --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED         UNDISTRIBUTED
  ORDINARY              LONG-TERM            NET UNREALIZED
   INCOME             CAPITAL GAINS          APPRECIATION*
-------------         --------------         --------------
 $ 118,561               $  --               $  37,331,722

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation                  $ 40,639,247
     Unrealized depreciation                    (3,307,525)
                                              ------------
       Net unrealized appreciation            $ 37,331,722
                                              ============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                                 CAPITAL LOSS
    EXPIRATION                                CARRYFORWARD
    ----------                                ------------
       2009                                   $ 11,754,808
       2010                                     34,444,008
       2011                                     26,847,476
                                              ------------
                                              $ 73,046,292
                                              ============

Of the capital loss carryforwards attributable to the Fund, $17,706,480 was obtained upon the Fund's merger with Liberty Value Fund, Variable Series (See
Note 7).

No capital loss carryforwards were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

POST-OCTOBER LOSSES--Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2003, post-October capital losses of $1,325,049 attributed to security transactions were deferred to January 1, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Liberty Advisory Services Corp., the previous investment advisor to the Fund, and Colonial Management Associates, Inc., the previous sub-advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co. Columbia is an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $500 million                            0.80%
Next $500 million                             0.75%
Over $1 billion                               0.70%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $1 billion                              0.80%
Over $1 billion                               0.70%

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.80%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.033%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Effective April 7, 2003, Columbia has agreed to reimburse fees at the annual rate of 0.11% of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to waive Class B distribution fees at the annual rate of 0.02% of the Class B average daily net assets. These agreements will continue until April 6, 2004, after which they may be revised or discontinued any time.

Prior to April 7, 2003, Liberty Advisory Services Corp. and the Distributor had voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 1.00% annually of the Fund's average daily net assets. The Distributor would first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement was needed to meet the limit for each class, Liberty Advisory Services Corp. would then reimburse other expenses to the extent necessary. If additional reimbursement was still needed in order to reach the expense limit, Liberty Advisory Services Corp. would then waive a portion of its investment advisory fee to the extent necessary.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $146,430,202 and $169,510,507, respectively, of which $197,009 and $12,566, respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the

SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Liberty Value Fund, Variable Series (the "target fund") merged into the Colonial U.S. Growth & Income Fund, Variable Series (the "surviving fund"). The Colonial U.S. Growth & Income Fund, Variable Series received a tax-free transfer of assets from the Liberty Value Fund, Variable Series as follows:

      SHARES            NET ASSETS           UNREALIZED
      ISSUED             RECEIVED          DEPRECIATION(1)
      ------            ----------         ---------------
    8,650,244          $ 96,778,382         $ 17,342,259

    NET ASSETS                              NET ASSETS
   OF COLONIAL                             OF COLONIAL
  U.S. GROWTH &        NET ASSETS OF       U.S. GROWTH &
   INCOME FUND,    LIBERTY VALUE FUND,     INCOME FUND,
 VARIABLE SERIES      VARIABLE SERIES    VARIABLE SERIES
     PRIOR TO        IMMEDIATELY PRIOR   IMMEDIATELY AFTER
   COMBINATION        TO COMBINATION        COMBINATION
 ---------------   -------------------   ------------------
  $ 126,206,600        $ 96,778,382        $ 222,984,982

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 7, 2003, subsequent to the merger described above, the Colonial U.S. Growth & Income Fund, Variable Series was renamed the Liberty Growth & Income Fund, Variable Series. Class A and Class B shares of the surviving fund were issued in exchange for Class A and Class B shares, respectively, of the target fund.

FINANCIAL HIGHLIGHTS
Liberty Growth & Income Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                   YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------------
                                                            2003              2002           2001           2000           1999
                                                         ----------        ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    11.97        $    15.55     $    18.27     $    19.85     $    18.79
                                                         ----------        ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                      0.21              0.15           0.16           0.17           0.14
Net realized and unrealized gain (loss) on investments         2.16             (3.56)         (0.35)          0.54           2.07
                                                         ----------        ----------     ----------     ----------     ----------
     Total from Investment Operations                          2.37             (3.41)         (0.19)          0.71           2.21
                                                         ----------        ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.19)            (0.17)         (0.15)         (0.17)         (0.11)
In excess of net investment income                               --                --             --             --(b)          --
From net realized gains                                          --                --          (2.34)         (2.12)         (1.04)
Return of capital                                                --                --          (0.04)            --             --
                                                         ----------        ----------     ----------     ----------     ----------
     Total Distributions Declared to Shareholders             (0.19)            (0.17)         (2.53)         (2.29)         (1.15)
                                                         ----------        ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                           $    14.15        $    11.97     $    15.55     $    18.27     $    19.85
                                                         ==========        ==========     ==========     ==========     ==========
Total return (c)(d)                                           19.79%(e)        (21.95)%        (0.60)%         3.60%         12.00%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                   0.80%             0.88%          0.96%          0.88%          0.88%
Net investment income (f)                                      1.66%             1.08%          0.92%          0.85%          0.69%
Waiver/reimbursement                                           0.09%               --             --             --             --
Portfolio turnover rate                                          73%               69%            53%           120%           101%
Net assets, end of period (000's)                        $  216,923        $  113,335     $  180,053     $  203,366     $  212,355

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty Growth & Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Growth & Income Fund, Variable Series (formerly Colonial U.S. Growth and Income Fund, Variable Series) (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund, for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION
Liberty S&P 500 Index Fund, Variable Series / December 31, 2003

Liberty S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large US companies.

Tom O'Brien, a principal of SSgA Funds Management, Inc., is the portfolio manager of the fund.

After three consecutive years of loss, the S&P 500 Index returned 28.68% for the 12-month period ended December 31, 2003. Investors responded favorably to low interest rates, which made borrowing easier; lower tax rates; and to signs of an improving economy and reduced geo-political risk. The fund's performance was comparable to the index for the period.

   Large-cap stocks trailed both mid-cap and small-cap stocks during the year. Overall, small-cap stocks were the best performers. For the year, the S&P MidCap 400 Index gained 35.62% and the S&P SmallCap 600 Index returned 38.79%. Value stocks edged out growth stocks during 2003, with the S&P 500/Barra Value Index returning 31.79% and the S&P 500/Barra Growth Index returning 25.66%.

ALL SECTORS GAIN
All ten economic sectors of the S&P 500 had positive returns for 2003. Information technology and materials were the best performers for the year, with gains of over 46% and 38%, respectively. Yahoo!, Inc.; Intel Corp. and EMC Corp. made the strongest contributions to the index's performance (0.3%, 2.0% and 0.3% of net assets, respectively). Noteworthy names in the materials sector included Alcoa Inc., Newmont Mining Corp. and Dow Chemical Co. (0.3%, 0.2% and 0.4% of net assets, respectively).

The S&P telecommunications sector turned in the most disappointing performance for the year. It gained 3.28%. Nextel Communications Inc. was the only standout performer (0.3% of net assets). The biggest detractors in this sector included Verizon Communications, AT&T Corp. and Qwest Communications International Inc. (0.9%, 0.2% and 0.1% of net assets, respectively).

FOCUS ON COST-EFFECTIVE EXECUTION
Our focus on cost-effective trade execution is one hallmark of our management style. We also manage the fund with a full replication investment strategy. This approach means that the fund generally holds each of the 500 securities included in the S&P 500 Index in approximately the same weighting as the company's representation in the index. A full replication strategy tends to match the performance of the index more closely than other methods. Since the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, the fund's return may be different than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund.


Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Liberty S&P 500 Index Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                     1-YEAR         LIFE
---------------------------------------------------------
Class A (5/30/00)                     27.80        -5.22
S&P 500 Index(1)                      28.68        -4.36

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)        12/31/02    12/31/03
---------------------------------------------------------
Class A                               7.59         9.62

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/03

Class A: $8,249

             CLASS A SHARES   S&P 500 INDEX
 5/30/2000        $  10,000       $  10,000
 5/31/2000        $  10,008       $  10,312
 6/30/2000        $  10,316       $  10,567
 7/31/2000        $  10,167       $  10,402
 8/31/2000        $  10,792       $  11,048
 9/30/2000        $  10,225       $  10,464
10/31/2000        $  10,209       $  10,421
11/30/2000        $   9,426       $   9,599
12/31/2000        $   9,471       $   9,646
 1/31/2001        $   9,815       $   9,989
 2/28/2001        $   8,944       $   9,078
 3/31/2001        $   8,367       $   8,502
 4/30/2001        $   9,012       $   9,163
 5/31/2001        $   9,070       $   9,224
 6/30/2001        $   8,835       $   9,000
 7/31/2001        $   8,743       $   8,912
 8/31/2001        $   8,207       $   8,354
 9/30/2001        $   7,554       $   7,679
10/31/2001        $   7,688       $   7,826
11/30/2001        $   8,274       $   8,426
12/31/2001        $   8,336       $   8,500
 1/31/2002        $   8,201       $   8,376
 2/28/2002        $   8,042       $   8,214
 3/31/2002        $   8,336       $   8,523
 4/30/2002        $   7,822       $   8,007
 5/31/2002        $   7,764       $   7,948
 6/30/2002        $   7,216       $   7,382
 7/31/2002        $   6,652       $   6,807
 8/31/2002        $   6,694       $   6,851
 9/30/2002        $   5,970       $   6,106
10/31/2002        $   6,483       $   6,644
11/30/2002        $   6,853       $   7,035
12/31/2002        $   6,454       $   6,622
 1/31/2003        $   6,284       $   6,448
 2/28/2003        $   6,182       $   6,352
 3/31/2003        $   6,242       $   6,413
 4/30/2003        $   6,751       $   6,942
 5/31/2003        $   7,100       $   7,308
 6/30/2003        $   7,194       $   7,401
 7/31/2003        $   7,312       $   7,531
 8/31/2003        $   7,448       $   7,678
 9/30/2003        $   7,372       $   7,597
10/31/2003        $   7,780       $   8,027
11/30/2003        $   7,848       $   8,097
12/31/2003        $   8,249       $   8,519

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from May 30, 2000.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / December 31, 2003

                                                         SHARES           VALUE
                                                     --------------   --------------
COMMON STOCKS--98.6%
CONSUMER DISCRETIONARY--13.4%
AUTO COMPONENTS--0.2%
Cooper Tire & Rubber Co.                                        300   $        6,414
Dana Corp.                                                      657           12,056
Delphi Corp.                                                  2,741           27,986
Goodyear Tire & Rubber Co. (a)                                  731            5,746
Johnson Controls, Inc.                                          416           48,306
Visteon Corp.                                                   746            7,766
                                                                      --------------
                                                                             108,274
                                                                      --------------
AUTOMOBILES--0.7%
Ford Motor Co.                                                8,550          136,800
General Motors Corp.                                          2,629          140,389
Harley-Davidson, Inc.                                         1,396           66,352
                                                                      --------------
                                                                             343,541
                                                                      --------------
HOTELS, RESTAURANTS & LEISURE--1.3%
Carnival Corp.                                                2,924          116,171
Darden Restaurants, Inc.                                        671           14,118
Harrah's Entertainment, Inc.                                    519           25,831
Hilton Hotels Corp.                                           1,761           30,166
International Game Technology, Inc.                           1,597           57,013
Marriott International, Inc., Class A                         1,126           52,021
McDonald's Corp.                                              5,991          148,757
Starbucks Corp. (a)                                           1,813           59,938
Starwood Hotels & Resorts
   Worldwide, Inc.                                              931           33,488
Wendy's International, Inc.                                     540           21,190
Yum! Brands, Inc. (a)                                         1,363           46,887
                                                                      --------------
                                                                             605,580
                                                                      --------------
HOUSEHOLD DURABLES--0.5%
American Greetings Corp., Class A (a)                           257            5,621
Black & Decker Corp.                                            378           18,643
Centex Corp.                                                    292           31,434
Fortune Brands, Inc.                                            693           49,543
KB Home Corp.                                                   190           13,779
Leggett & Platt, Inc.                                           816           17,650
Maytag Corp.                                                    351            9,775
Newell Rubbermaid, Inc.                                       1,350           30,740
Pulte Homes, Inc.                                               270           25,277
Snap-On, Inc.                                                   238            7,673
Stanley Works                                                   381           14,428
Tupperware Corp.                                                250            4,335
Whirlpool Corp.                                                 295           21,432
                                                                      --------------
                                                                             250,330
                                                                      --------------
INTERNET & CATALOG RETAIL--0.4%
eBay, Inc. (a)                                                2,990          193,124
                                                                      --------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Brunswick Corp.                                                 391           12,446
Eastman Kodak Co.                                             1,257           32,267
Hasbro, Inc.                                                    772           16,428
Mattel, Inc.                                                  1,925           37,095
                                                                      --------------
                                                                              98,236
                                                                      --------------
MEDIA--4.0%
Clear Channel Communications, Inc.                            2,866   $      134,215
Comcast Corp., Class A (a)                                   10,494          344,938
Dow Jones & Co., Inc.                                           347           17,298
Gannett Co., Inc.                                             1,265          112,787
Interpublic Group of Companies, Inc. (a)                      1,872           29,203
Knight-Ridder, Inc.                                             412           31,876
McGraw-Hill Companies, Inc.                                     861           60,201
Meredith Corp.                                                  257           12,544
New York Times Co., Class A                                     707           33,788
Omnicom Group, Inc.                                             915           79,907
Time Warner, Inc. (a)                                        20,938          376,675
Tribune Co.                                                   1,451           74,872
Univision Communications, Inc.,
   Class A (a)                                                1,445           57,352
Viacom, Inc., Class B                                         8,175          362,806
Walt Disney Co.                                               9,485          221,285
                                                                      --------------
                                                                           1,949,747
                                                                      --------------
MULTI-LINE RETAIL--3.4%
Big Lots, Inc. (a)                                              501            7,119
Costco Wholesale Corp. (a)                                    2,072           77,037
Dillard's, Inc., Class A                                        322            5,300
Dollar General Corp.                                          1,564           32,828
Family Dollar Stores, Inc.                                      812           29,135
Federated Department Stores, Inc.                               824           38,835
JC Penney Co., Inc.                                           1,276           33,533
Kohl's Corp. (a)                                              1,571           70,601
May Department Stores Co.                                     1,291           37,529
Nordstrom, Inc.                                                 620           21,266
Sears, Roebuck and Co.                                        1,201           54,633
Target Corp.                                                  4,185          160,704
Wal-Mart Stores, Inc.                                        20,135        1,068,162
                                                                      --------------
                                                                           1,636,682
                                                                      --------------
SPECIALTY RETAIL--2.4%
Autonation, Inc. (a)                                          1,204           22,117
AutoZone, Inc. (a)                                              388           33,061
Bed Bath & Beyond, Inc. (a)                                   1,377           59,693
Best Buy Co., Inc.                                            1,561           81,547
Circuit City Stores, Inc.                                       972            9,846
Gap, Inc.                                                     4,136           95,997
Home Depot, Inc.                                             10,619          376,868
Lowe's Companies, Inc.                                        3,707          205,331
Limited Brands                                                2,376           42,839
Office Depot, Inc. (a)                                        1,476           24,664
RadioShack Corp.                                                706           21,660
Sherwin-Williams Co.                                            618           21,469
Staples, Inc. (a)                                             2,261           61,725
Tiffany & Co.                                                   689           31,143
TJX Companies, Inc.                                           2,306           50,847
Toys "R" US, Inc. (a)                                           846           10,693
                                                                      --------------
                                                                           1,149,500
                                                                      --------------
TEXTILES, APPAREL & LUXURY GOODS-- 0.3%
Jones Apparel Group, Inc.                                       531           18,707
Liz Claiborne, Inc.                                             506           17,943
Nike, Inc.                                                    1,281           87,697

                            See Notes to Investment Portfolio.

                                                         SHARES           VALUE
                                                     --------------   --------------
Reebok International Ltd.                                       285   $       11,206
VF Corp.                                                        453           19,588
                                                                      --------------
                                                                             155,141
                                                                      --------------
CONSUMER STAPLES--8.5%
BEVERAGES--2.6%
Adolph Coors Co.                                                229           12,847
Anheuser-Busch Companies, Inc.                                3,771          198,656
Brown-Forman Corp., Class B                                     331           30,932
Coca-Cola Co.                                                11,371          577,078
Coca-Cola Enterprises, Inc.                                   2,205           48,223
Pepsi Bottling Group, Inc.                                    1,332           32,208
PepsiCo, Inc.                                                 7,977          371,888
                                                                      --------------
                                                                           1,271,832
                                                                      --------------
FOOD & DRUG RETAILING--1.1%
Albertson's, Inc.                                             1,614           36,557
CVS Corp.                                                     1,795           64,835
Kroger Co. (a)                                                3,400           62,934
Safeway, Inc. (a)                                             1,972           43,207
Supervalu, Inc.                                                 629           17,983
Sysco Corp.                                                   3,031          112,844
Walgreen Co.                                                  4,761          173,205
Winn-Dixie Stores, Inc.                                         458            4,557
                                                                      --------------
                                                                             516,122
                                                                      --------------
FOOD PRODUCTS--1.2%
Archer-Daniels-Midland Co.                                    2,928           44,564
Campbell Soup Co.                                             1,841           49,339
ConAgra Foods, Inc.                                           2,506           66,133
General Mills, Inc.                                           1,691           76,602
Hershey Foods Corp.                                             578           44,500
HJ Heinz Co.                                                  1,614           58,798
Kellogg Co.                                                   1,879           71,552
McCormick & Co., Inc.                                           613           18,451
Sara Lee Corp.                                                3,646           79,155
WM Wrigley Jr. Co.                                            1,084           60,932
                                                                      --------------
                                                                             570,026
                                                                      --------------
HOUSEHOLD PRODUCTS--1.9%
Clorox Co.                                                    1,026           49,823
Colgate-Palmolive Co.                                         2,474          123,824
Kimberly-Clark Corp.                                          2,336          138,034
Procter & Gamble Co.                                          6,055          604,773
                                                                      --------------
                                                                             916,454
                                                                      --------------
PERSONAL PRODUCTS--0.5%
Alberto-Culver Co., Inc., Class B                               319           20,123
Avon Products, Inc.                                           1,148           77,479
Gillette Co.                                                  4,721          173,402
                                                                      --------------
                                                                             271,004
                                                                      --------------
TOBACCO--1.2%
Altria Group, Inc.                                            9,457          514,650
RJ Reynolds Tobacco Holdings, Inc.                              400           23,260
UST, Inc.                                                       724           25,840
                                                                      --------------
                                                                             563,750
                                                                      --------------

ENERGY--5.7%
ENERGY EQUIPMENT & SERVICES--0.8%
Baker Hughes, Inc.                                            1,562   $       50,234
BJ Services Co. (a)                                             756           27,140
Halliburton Co.                                               2,111           54,886
Nabors Industries Ltd. (a)                                      634           26,311
Noble Corp. (a)                                                 617           22,076
Rowan Companies, Inc. (a)                                       440           10,195
Schlumberger Ltd.                                             2,746          150,261
Transocean, Inc. (a)                                          1,537           36,903
                                                                      --------------
                                                                             378,006
                                                                      --------------
OIL & GAS--4.9%
Amerada Hess Corp.                                              442           23,501
Anadarko Petroleum Corp.                                      1,155           58,917
Apache Corp.                                                    772           62,609
Ashland, Inc.                                                   276           12,161
Burlington Resources, Inc.                                      931           51,559
ChevronTexaco Corp.                                           4,949          427,544
ConocoPhillips                                                3,205          210,152
Devon Energy Corp.                                            1,143           65,448
EOG Resources, Inc.                                             545           25,163
Exxon Mobil Corp.                                            30,780        1,261,980
Kerr-McGee Corp.                                                488           22,687
Marathon Oil Corp.                                            1,420           46,988
Occidental Petroleum Corp.                                    1,775           74,976
Sunoco, Inc.                                                    339           17,340
Unocal Corp.                                                  1,214           44,712
                                                                      --------------
                                                                           2,405,737
                                                                      --------------

FINANCIALS--20.4%
BANKS--7.2%
AmSouth Bancorp                                               1,545           37,852
Bank of America Corp.                                         6,928          557,219
Bank of New York Co., Inc.                                    3,557          117,808
Bank One Corp.                                                5,231          238,481
BB&T Corp.                                                    2,520           97,373
Charter One Financial, Inc.                                   1,026           35,448
Comerica, Inc.                                                  788           44,175
Fifth Third Bancorp                                           2,687          158,802
First Tennessee National Corp.                                  567           25,005
FleetBoston Financial Corp. (b)                               4,858          212,052
Golden West Financial Corp.                                     743           76,670
Huntington Bancshares, Inc.                                   1,061           23,872
KeyCorp                                                       1,890           55,415
Marshall & Ilsley Corp.                                       1,030           39,398
Mellon Financial Corp.                                        1,986           63,770
National City Corp.                                           2,849           96,695
North Fork Bancorporation, Inc.                                 712           28,815
Northern Trust Corp.                                          1,072           49,762
PNC Financial Services Group, Inc.                            1,306           71,477
Regions Financial Corp.                                         974           36,233
SouthTrust Corp.                                              1,497           48,997
SunTrust Banks, Inc.                                          1,342           95,953
Synovus Financial Corp.                                       1,416           40,951
Union Planters Corp.                                            902           28,404

                       See Notes to Investment Portfolio.

                                                         SHARES           VALUE
                                                     --------------   --------------
US Bancorp                                                    9,072   $      270,164
Wachovia Corp.                                                6,126          285,410
Washington Mutual, Inc.                                       4,194          168,263
Wells Fargo & Co.                                             7,901          465,290
Zions Bancorporation                                            440           26,985
                                                                      --------------
                                                                           3,496,739
                                                                      --------------
DIVERSIFIED FINANCIALS--8.2%
American Express Co.                                          6,032          290,923
Bear Stearns Companies, Inc.                                    437           34,938
Capital One Financial Corp.                                   1,121           68,706
Charles Schwab Corp.                                          6,330           74,947
Citigroup, Inc.                                              24,066        1,168,164
Countrywide Financial Corp.                                     845           64,118
Fannie Mae                                                    4,512          338,671
Federated Investors, Inc.                                       528           15,502
Franklin Resources, Inc.                                      1,133           58,984
Freddie Mac                                                   3,236          188,724
Goldman Sachs Group, Inc.                                     2,252          222,340
Janus Capital Group, Inc.                                     1,008           16,541
JP Morgan Chase & Co.                                         9,487          348,458
Lehman Brothers Holdings, Inc.                                1,291           99,691
MBNA Corp.                                                    5,917          147,037
Merrill Lynch & Co., Inc.                                     4,456          261,344
Moody's Corp.                                                   706           42,748
Morgan Stanley                                                5,078          293,864
Principal Financial Group                                     1,448           47,885
Providian Financial Corp. (a)                                 1,446           16,831
SLM Corp.                                                     2,067           77,885
State Street Corp.                                            1,516           78,953
T Rowe Price Group, Inc.                                        631           29,916
                                                                      --------------
                                                                           3,987,170
                                                                      --------------
INSURANCE--4.6%
ACE Ltd.                                                      1,333           55,213
AFLAC, Inc.                                                   2,415           87,375
Allstate Corp.                                                3,308          142,310
Ambac Financial Group, Inc.                                     536           37,193
American International Group, Inc.                           12,186          807,688
AON Corp.                                                     1,531           36,652
Chubb Corp.                                                     866           58,975
Cincinnati Financial Corp.                                      764           31,996
Hartford Financial Services
   Group, Inc.                                                1,295           76,444
Jefferson-Pilot Corp.                                           645           32,669
John Hancock Financial
   Services, Inc.                                             1,372           51,450
Lincoln National Corp.                                          817           32,982
Loews Corp.                                                     863           42,675
Marsh & McLennan Companies, Inc.                              2,433          116,516
MBIA, Inc.                                                      646           38,263
MetLife, Inc.                                                 3,540          119,192
MGIC Investment Corp.                                           513           29,210
Progressive Corp.                                             1,040           86,934
Prudential Financial, Inc.                                    2,494          104,174
SAFECO Corp.                                                    655           25,499
St. Paul Companies                                            1,099           43,575
Torchmark Corp.                                                 487           22,178
Travelers Property Casualty Corp.,
   Class B                                                    4,709   $       79,912
UnumProvident Corp.                                           1,314           20,722
XL Capital Ltd., Class A                                        678           52,579
                                                                      --------------
                                                                           2,232,376
                                                                      --------------
REAL ESTATE--0.4%
Apartment Investment &
   Management Co., REIT                                         400           13,800
Equity Office Properties Trust, REIT                          1,862           53,346
Equity Residential, REIT                                      1,281           37,802
Plum Creek Timber Co, Inc., REIT                                781           23,781
ProLogis, REIT                                                  900           28,881
Simon Property Group, Inc., REIT                                900           41,706
                                                                      --------------
                                                                             199,316
                                                                      --------------

HEALTH CARE--13.1%
BIOTECHNOLOGY--1.1%
Amgen, Inc. (a)                                               6,009          371,356
Biogen Idec, Inc. (a)                                         1,516           55,758
Chiron Corp. (a)                                                840           47,872
Genzyme Corp. (a)                                             1,042           51,412
MedImmune, Inc. (a)                                           1,106           28,092
                                                                      --------------
                                                                             554,490
                                                                      --------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
Applera Corp.--Applied Biosystems
   Group                                                        904           18,722
Bausch & Lomb, Inc.                                             279           14,480
Baxter International, Inc.                                    2,818           86,005
Becton Dickinson & Co.                                        1,199           49,327
Biomet, Inc.                                                  1,217           44,311
Boston Scientific Corp. (a)                                   3,754          137,997
CR Bard, Inc.                                                   213           17,306
Guidant Corp.                                                 1,426           85,845
IMS Health, Inc.                                                867           21,554
Medtronic, Inc.                                               5,598          272,119
Millipore Corp. (a)                                             201            8,653
St. Jude Medical, Inc. (a)                                      796           48,835
Stryker Corp.                                                   915           77,784
Zimmer Holdings, Inc. (a)                                     1,169           82,298
                                                                      --------------
                                                                             965,236
                                                                      --------------
HEALTH CARE PROVIDERS & SERVICES--1.7%
Aetna, Inc.                                                     706           47,711
AmerisourceBergen Corp.                                         551           30,939
Anthem, Inc. (a)                                                703           52,725
Cardinal Health, Inc.                                         1,985          121,403
CIGNA Corp.                                                     665           38,238
Express Scripts, Inc. (a)                                       400           26,572
HCA, Inc.                                                     2,287           98,250
Health Management Associates, Inc.                            1,026           24,624
Humana, Inc. (a)                                                717           16,383
Manor Care, Inc.                                                358           12,376
McKesson Corp.                                                1,349           43,384
Quest Diagnostics, Inc. (a)                                     471           34,435
Tenet Healthcare Corp. (a)                                    2,080           33,384

                       See Notes to Investment Portfolio.

                                                         SHARES           VALUE
                                                     --------------   --------------
UnitedHealth Group, Inc.                                      2,782   $      161,857
WellPoint Health Networks (a)                                   678           65,759
                                                                      --------------
                                                                             808,040
                                                                      --------------
PHARMACEUTICALS--8.3%
Abbott Laboratories                                           7,251          337,897
Allergan, Inc.                                                  652           50,080
Bristol-Myers Squibb Co.                                      8,970          256,542
Eli Lilly & Co.                                               5,286          371,764
Forest Laboratories, Inc. (a)                                 1,724          106,543
Johnson & Johnson                                            13,817          713,786
King Pharmaceuticals, Inc. (a)                                1,027           15,672
Medco Health Solutions, Inc. (a)                              1,230           41,808
Merck & Co., Inc.                                            10,378          479,464
Pfizer, Inc.                                                 35,569        1,256,653
Schering-Plough Corp.                                         6,857          119,243
Watson Pharmaceuticals, Inc. (a)                                462           21,252
Wyeth                                                         6,239          264,845
                                                                      --------------
                                                                           4,035,549
                                                                      --------------

INDUSTRIALS--11.6%
AEROSPACE & DEFENSE--1.5%
Boeing Co.                                                    3,928          165,526
General Dynamics Corp.                                          895           80,899
Goodrich Corp.                                                  485           14,400
Lockheed Martin Corp.                                         2,133          109,636
Northrop Grumman Corp.                                          840           80,304
Raytheon Co.                                                  1,865           56,025
Rockwell Collins, Inc.                                          773           23,213
United Technologies Corp.                                     2,200          208,494
                                                                      --------------
                                                                             738,497
                                                                      --------------
AIR FREIGHT & LOGISTICS--1.0%
FedEx Corp.                                                   1,395           94,162
Ryder System, Inc.                                              264            9,016
United Parcel Service, Inc.                                   5,293          394,593
                                                                      --------------
                                                                             497,771
                                                                      --------------
AIRLINES--0.1%
Delta Air Lines, Inc.                                           600            7,086
Southwest Airlines Co.                                        3,639           58,733
                                                                      --------------
                                                                              65,819
                                                                      --------------
BUILDING PRODUCTS--0.2%
American Standard Companies, Inc. (a)                           340           34,238
Crane Co.                                                       250            7,685
Masco Corp.                                                   2,160           59,206
                                                                      --------------
                                                                             101,129
                                                                      --------------
COMMERCIAL SERVICES & SUPPLIES--1.9%
Allied Waste Industries, Inc. (a)                             1,470           20,404
Apollo Group, Inc., Class A (a)                                 868           59,024
Automatic Data Processing, Inc.                               2,800          110,908
Avery Dennison Corp.                                            481           26,946
Cendant Corp. (a)                                             4,751          105,805
Cintas Corp.                                                    782           39,202
Concord EFS, Inc. (a)                                         2,145           31,832
Convergys Corp. (a)                                             680           11,873
Deluxe Corp.                                                    237            9,795
Equifax, Inc.                                                   596   $       14,602
First Data Corp.                                              3,397          139,583
Fiserv, Inc. (a)                                                864           34,137
H&R Block, Inc.                                                 832           46,068
Monster Worldwide, Inc. (a)                                     500           10,980
Paychex, Inc.                                                 1,759           65,435
Pitney Bowes, Inc.                                            1,052           42,732
Robert Half International, Inc. (a)                             700           16,338
R.R. Donnelley & Sons Co.                                       481           14,502
Sabre Holdings Corp.                                            708           15,286
Waste Management, Inc.                                        2,715           80,364
                                                                      --------------
                                                                             895,816
                                                                      --------------
CONSTRUCTION & ENGINEERING--0.0%
Fluor Corp.                                                     409           16,213
                                                                      --------------
ELECTRICAL EQUIPMENT--0.4%
American Power Conversion Corp.                                 893           21,834
Cooper Industries Ltd.                                          399           23,114
Emerson Electric Co.                                          1,984          128,464
Power-One, Inc. (a)                                             467            5,058
Rockwell Automation, Inc.                                       809           28,800
Thomas & Betts Corp. (a)                                        250            5,722
                                                                      --------------
                                                                             212,992
                                                                      --------------
INDUSTRIAL CONGLOMERATES--4.5%
3M Co.                                                        3,634          308,999
General Electric Co.                                         46,739        1,447,974
Honeywell International, Inc.                                 4,014          134,188
Textron, Inc.                                                   665           37,945
Tyco International Ltd.                                       9,229          244,568
                                                                      --------------
                                                                           2,173,674
                                                                      --------------
MACHINERY--1.4%
Caterpillar, Inc.                                             1,592          132,168
Cummins, Inc.                                                   180            8,809
Danaher Corp.                                                   746           68,446
Deere & Co.                                                   1,097           71,360
Dover Corp.                                                     940           37,365
Eaton Corp.                                                     333           35,957
Illinois Tool Works, Inc.                                     1,433          120,243
Ingersoll-Rand Co.                                              778           52,811
ITT Industries, Inc.                                            481           35,695
Navistar International Corp. (a)                                371           17,767
Paccar, Inc.                                                    513           43,667
Pall Corp.                                                      500           13,415
Parker Hannifin Corp.                                           556           33,082
                                                                      --------------
                                                                             670,785
                                                                      --------------
ROAD & RAIL--0.5%
Burlington Northern Santa Fe Corp.                            1,703           55,092
CSX Corp.                                                       963           34,610
Norfolk Southern Corp.                                        1,762           41,671
Union Pacific Corp.                                           1,239           86,086
                                                                      --------------
                                                                             217,459
                                                                      --------------
TRADING COMPANIES & DISTRIBUTORS--0.1%
Genuine Parts Co.                                               745           24,734
WW Grainger, Inc.                                               425           20,141
                                                                      --------------
                                                                              44,875
                                                                      --------------

                       See Notes to Investment Portfolio.

                                                         SHARES           VALUE
                                                     --------------   --------------
INFORMATION TECHNOLOGY--16.7%
COMMUNICATIONS EQUIPMENT--2.9%
ADC Telecommunications, Inc. (a)                              3,064   $        9,100
Andrew Corp. (a)                                                587            6,756
Avaya, Inc. (a)                                               1,898           24,560
CIENA Corp. (a)                                               2,019           13,406
Cisco Systems, Inc. (a)                                      32,135          780,559
Comverse Technology, Inc. (a)                                   921           16,200
Corning, Inc. (a)                                             6,009           62,674
JDS Uniphase Corp. (a)                                        6,993           25,524
Lucent Technologies, Inc. (a)                                19,298           54,806
Motorola, Inc.                                               10,808          152,069
QUALCOMM, Inc.                                                3,745          201,968
Scientific-Atlanta, Inc.                                        705           19,246
Tellabs, Inc. (a)                                             1,791           15,098
                                                                      --------------
                                                                           1,381,966
                                                                      --------------
COMPUTERS & PERIPHERALS--3.8%
Apple Computer, Inc. (a)                                      1,736           37,098
Dell, Inc. (a)                                               11,979          406,807
EMC Corp. (a)                                                11,092          143,309
Gateway, Inc. (a)                                             1,545            7,107
Hewlett-Packard Co.                                          14,109          324,084
International Business Machines Corp.                         8,010          742,367
Lexmark International Group, Inc. (a)                           595           46,791
NCR Corp. (a)                                                   480           18,624
Network Appliance, Inc. (a)                                   1,584           32,520
Sun Microsystems, Inc. (a)                                   15,475           69,483
                                                                      --------------
                                                                           1,828,190
                                                                      --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Agilent Technologies, Inc. (a)                                2,173           63,539
Jabil Circuit, Inc. (a)                                         915           25,894
Molex, Inc.                                                     915           31,924
PerkinElmer, Inc.                                               537            9,167
Sanmina Corp. (a)                                             2,403           30,302
Solectron Corp. (a)                                           3,886           22,966
Symbol Technologies, Inc.                                     1,094           18,478
Tektronix, Inc.                                                 387           12,229
Thermo Electron Corp. (a)                                       677           17,060
Waters Corp. (a)                                                539           17,873
                                                                      --------------
                                                                             249,432
                                                                      --------------
INTERNET SOFTWARE & SERVICES--0.3%
Yahoo!, Inc. (a)                                              3,094          139,756
                                                                      --------------
INFORMATION TECHNOLOGY CONSULTING &
   SERVICES--0.3%
Computer Sciences Corp. (a)                                     841           37,197
Electronic Data Systems Corp.                                 2,291           56,221
Sungard Data Systems, Inc. (a)                                1,323           36,660
Unisys Corp. (a)                                              1,537           22,824
                                                                      --------------
                                                                             152,902
                                                                      --------------
OFFICE ELECTRONICS--0.1%
Xerox Corp. (a)                                               3,709           51,184
                                                                      --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--4.2%
Advanced Micro Devices, Inc. (a)                              1,537           22,901
Altera Corp. (a)                                              1,817           41,246
Analog Devices, Inc.                                          1,708           77,970
Applied Materials, Inc. (a)                                   7,730   $      173,538
Applied Micro Circuits Corp. (a)                              1,304            7,798
Broadcom Corp., Class A (a)                                   1,441           49,124
Intel Corp.                                                  30,409          979,170
KLA-Tencor Corp. (a)                                            913           53,566
Linear Technology Corp.                                       1,423           59,866
LSI Logic Corp. (a)                                           1,591           14,112
Maxim Integrated Products, Inc.                               1,487           74,053
Micron Technology, Inc. (a)                                   2,915           39,265
National Semiconductor Corp. (a)                                895           35,272
Novellus Systems, Inc. (a)                                      742           31,201
NVIDIA Corp. (a)                                                780           18,135
PMC-Sierra, Inc. (a)                                            698           14,065
QLogic Corp. (a)                                                455           23,478
Teradyne, Inc. (a)                                              876           22,294
Texas Instruments, Inc.                                       8,063          236,891
Xilinx, Inc. (a)                                              1,626           62,991
                                                                      --------------
                                                                           2,036,936
                                                                      --------------
SOFTWARE--4.6%
Adobe Systems, Inc.                                           1,093           42,955
Autodesk, Inc.                                                  500           12,290
BMC Software, Inc. (a)                                          962           17,941
Citrix Systems, Inc. (a)                                        793           16,820
Computer Associates International, Inc.                       2,739           74,884
Compuware Corp. (a)                                           1,536            9,277
Electronic Arts, Inc. (a)                                     1,428           68,230
Intuit, Inc. (a)                                                913           48,307
Mercury Interactive Corp. (a)                                   407           19,796
Microsoft Corp.                                              50,339        1,386,336
Novell, Inc. (a)                                              1,536           16,159
Oracle Corp. (a)                                             24,442          322,634
Parametric Technology Corp. (a)                               1,191            4,693
PeopleSoft, Inc. (a)                                          1,681           38,327
Siebel Systems, Inc. (a)                                      2,348           32,567
Symantec Corp. (a)                                            1,416           49,064
Veritas Software Corp. (a)                                    1,994           74,097
                                                                      --------------
                                                                           2,234,377
                                                                      --------------

MATERIALS--3.0%
CHEMICALS--1.5%
Air Products & Chemicals, Inc.                                1,092           57,690
Dow Chemical Co.                                              4,310          179,167
Du Pont EI de Nemours & Co.                                   4,624          212,195
Eastman Chemical Co.                                            367           14,508
Ecolab, Inc.                                                  1,120           30,654
Engelhard Corp.                                                 584           17,491
Great Lakes Chemical Corp.                                      255            6,933
Hercules, Inc. (a)                                              383            4,673
International Flavors & Fragrances, Inc.                        416           14,527
Monsanto Co.                                                  1,155           33,241
PPG Industries, Inc.                                            821           52,560
Praxair, Inc.                                                 1,540           58,828
Rohm & Haas Co.                                               1,081           46,170
Sigma-Aldrich Corp.                                             301           17,211
                                                                      --------------
                                                                             745,848
                                                                      --------------

                       See Notes to Investment Portfolio.

                                                         SHARES           VALUE
                                                     --------------   --------------
CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co.                                            522   $       24,832
                                                                      --------------
CONTAINERS & PACKAGING--0.2%
Ball Corp.                                                      290           17,275
Bemis Co., Inc.                                                 298           14,900
Pactiv Corp. (a)                                                672           16,061
Sealed Air Corp. (a)                                            390           21,115
Temple-Inland, Inc.                                             313           19,616
                                                                      --------------
                                                                              88,967
                                                                      --------------
METALS & MINING--0.7%
Alcoa, Inc.                                                   3,982          151,316
Allegheny Technologies, Inc.                                    282            3,728
Freeport-McMoRan Copper & Gold,
   Inc., Class B                                                880           37,074
Newmont Mining Corp.                                          1,989           96,685
Nucor Corp.                                                     394           22,064
Phelps Dodge Corp. (a)                                          414           31,501
United States Steel Corp.                                       509           17,825
Worthington Industries, Inc.                                    301            5,427
                                                                      --------------
                                                                             365,620
                                                                      --------------
PAPER & FOREST PRODUCTS--0.5%
Boise Cascade Corp.                                             450           14,787
Georgia-Pacific Corp.                                         1,145           35,117
International Paper Co.                                       2,220           95,704
Louisiana-Pacific Corp. (a)                                     370            6,616
MeadWestvaco Corp.                                              911           27,102
Weyerhaeuser Co.                                              1,057           67,648
                                                                      --------------
                                                                             246,974
                                                                      --------------

TELECOMMUNICATION SERVICES--3.4%
DIVERSIFIED TELECOMMUNICATION SERVICES-- 2.8%
Alltel Corp.                                                  1,443           67,215
AT&T Corp.                                                    3,620           73,486
BellSouth Corp.                                               8,682          245,701
CenturyTel, Inc.                                                689           22,475
Citizens Communications Co. (a)                               1,179           14,643
Qwest Communications International,
   Inc. (a)                                                   7,856           33,938
SBC Communications, Inc.                                     15,451          402,808
Sprint Corp. (FON Group)                                      4,095           67,240
Verizon Communications, Inc.                                 12,905          452,707
                                                                      --------------
                                                                           1,380,213
                                                                      --------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
AT&T Wireless Services, Inc. (a)                             12,640          100,994
Nextel Communications, Inc.,
   Class A (a)                                                5,109          143,359
Sprint Corp. (PCS Group) (a)                                  5,046           28,359
                                                                      --------------
                                                                             272,712
                                                                      --------------
UTILITIES--2.8%
ELECTRIC UTILITIES--2.2%
AES Corp. (a)                                                 2,926   $       27,621
Allegheny Energy, Inc.                                          567            7,235
Ameren Corp.                                                    764           35,144
American Electric Power Co., Inc.                             1,832           55,894
CenterPoint Energy, Inc.                                      1,293           12,529
Cinergy Corp.                                                   778           30,194
CMS Energy Corp. (a)                                            600            5,112
Consolidated Edison, Inc.                                     1,060           45,591
Constellation Energy Group, Inc.                                787           30,819
Dominion Resources, Inc.                                      1,545           98,617
DTE Energy Co.                                                  804           31,678
Edison International (a)                                      1,506           33,027
Entergy Corp.                                                 1,028           58,730
Exelon Corp.                                                  1,499           99,474
FirstEnergy Corp.                                             1,532           53,926
FPL Group, Inc.                                                 875           57,242
PG&E Corp. (a)                                                1,922           53,374
Pinnacle West Capital Corp.                                     412           16,488
PPL Corp.                                                       857           37,494
Progress Energy, Inc.                                         1,129           51,099
Public Service Enterprise Group, Inc.                         1,100           48,180
Southern Co.                                                  3,359          101,610
TECO Energy, Inc.                                               800           11,528
TXU Corp.                                                     1,428           33,872
Xcel Energy, Inc.                                             1,857           31,532
                                                                      --------------
                                                                           1,068,010
                                                                      --------------
GAS UTILITIES--0.3%
El Paso Corp.                                                 2,764           22,637
KeySpan Corp.                                                   769           28,299
Kinder Morgan, Inc.                                             546           32,269
Nicor, Inc.                                                     145            4,936
Peoples Energy Corp.                                            152            6,390
Sempra Energy                                                   980           29,459
                                                                      --------------
                                                                             123,990
                                                                      --------------
MULTI-UTILITIES & UNREGULATED POWER--0.3%
Calpine Corp. (a)                                             1,526            7,340
Duke Energy Corp.                                             4,286           87,649
Dynegy, Inc.                                                  1,600            6,848
NiSource, Inc.                                                1,209           26,525
Williams Companies, Inc.                                      2,258           22,173
                                                                      --------------
                                                                             150,535
                                                                      --------------
TOTAL COMMON STOCKS
   (cost of $46,278,377)                                                  47,839,476
                                                                      --------------

                       See Notes to Investment Portfolio.

                                                          PAR             VALUE
                                                     --------------   --------------
SHORT-TERM OBLIGATIONS--3.2%
U.S. GOVERNMENT OBLIGATION--0.2%
U.S. Treasury Bill,
   0.870%, 03/11/04 (c)                              $       80,000   $       79,865
                                                                      --------------
REPURCHASE AGREEMENT--3.0%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04
   at 0.780%, collateralized by a
   U.S. Treasury Bond maturing
   08/15/28, market value $1,481,316
   (repurchase proceeds $1,452,063)                       1,452,000        1,452,000
                                                                      --------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $1,531,865)                                                    1,531,865
                                                                      --------------
TOTAL INVESTMENTS--101.8%
   (cost of $47,810,242)(d)                                               49,371,341
                                                                      --------------
OTHER ASSETS & LIABILITIES, NET--(1.8)%                                     (847,114)
                                                                      --------------
NET ASSETS--100.0%                                                    $   48,524,227
                                                                      ==============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Investments in Affiliates during the year ended December 31, 2003:
     Security Name: FleetBoston Financial Corp., the parent company of the Investment Advisor.

     Shares as of 12/31/02:             3,612
     Shares purchased:                  1,299
     Shares sold:                          53
     Shares as of 12/31/03:             4,858
     Net realized loss:             $    (785)
     Dividend income earned:        $   5,854
     Value at end of period:        $ 212,052

(c) This security, with a total market value of $79,865, is being used to collateralize open future contracts.
(d)  Cost for federal income tax purposes is $49,656,743.

Long future contracts open on December 31, 2003:

                     NUMBER      EXPIRATION     UNREALIZED
TYPE              OF CONTRACTS      MONTH      APPRECIATION
----              ------------   -----------   ------------
S&P Mini 500           22           March        $ 40,166
                                                 ========

            ACRONYM              NAME
            -------              ----
             REIT      Real Estate Investment Trust

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty S&P 500 Index Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                     $   47,810,242
                                                                         --------------
Investments, at value                                                    $   49,371,341
Cash                                                                                438
Receivable for:
   Fund shares sold                                                              49,911
   Interest                                                                          31
   Dividends                                                                     63,570
   Futures variation margin                                                       3,268
   Expense reimbursement due from Investment Advisor/Distributor                 27,272
Deferred Trustees' compensation plan                                              1,825
                                                                         --------------
     TOTAL ASSETS                                                            49,517,656
                                                                         --------------
LIABILITIES:
Payable for:
   Investments purchased                                                        327,599
   Fund shares repurchased                                                      601,588
   Investment advisory fee                                                       15,985
   Transfer agent fee                                                               626
   Pricing and bookkeeping fees                                                   2,438
   Audit fee                                                                     22,330
   Custody fee                                                                    3,911
   Distribution fee--Class B                                                     10,834
Deferred Trustees' fees                                                           1,825
Other liabilities                                                                 6,293
                                                                         --------------
     TOTAL LIABILITIES                                                          993,429
                                                                         --------------
NET ASSETS                                                               $   48,524,227
                                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $   50,296,473
Overdistributed net investment income                                              (934)
Accumulated net realized loss                                                (3,372,577)
Net unrealized appreciation on:
   Investments                                                                1,561,099
   Futures contracts                                                             40,166
                                                                         --------------
NET ASSETS                                                               $   48,524,227
                                                                         ==============
CLASS A:
Net assets                                                               $       82,487
Shares outstanding                                                                8,576
                                                                         ==============
Net asset value per share                                                $         9.62
                                                                         ==============
CLASS B:
Net assets                                                               $   48,441,740
Shares outstanding                                                            5,049,349
                                                                         ==============
Net asset value per share                                                $         9.59
                                                                         ==============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty S&P 500 Index Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                $      639,323
Interest                                                                         11,069
                                                                         --------------
   Total Investment Income                                                      650,392
                                                                         --------------
EXPENSES:
Investment advisory fee                                                         145,520
Distribution fee--Class B                                                        90,677
Transfer agent fee                                                                7,500
Pricing and bookkeeping fees                                                     33,264
Trustees' fees                                                                    6,530
Custody fee                                                                      30,380
Audit fee                                                                        27,673
Other expenses                                                                   10,886
                                                                         --------------
   Total Expenses                                                               352,430
Fees and expenses waived or reimbursed by Investment Advisor                     (9,478)
Fees reimbursed by Distributor--Class B                                         (69,991)
Custody earnings credit                                                             (17)
                                                                         --------------
   Net Expenses                                                                 272,944
                                                                         --------------
Net Investment Income                                                           377,448
                                                                         --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                                                 (569,595)
   Futures contracts                                                            198,161
                                                                         --------------
     Net realized loss                                                         (371,434)
                                                                         --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                9,202,919
   Futures contracts                                                             65,581
                                                                         --------------
     Net change in unrealized appreciation/depreciation                       9,268,500
                                                                         --------------
Net Gain                                                                      8,897,066
                                                                         --------------
Net Increase in Net Assets from Operations                               $    9,274,514
                                                                         ==============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty S&P 500 Index Fund, Variable Series

                                                                                     YEAR ENDED        YEAR ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                      2003              2002
----------------------------------                                                 --------------    --------------
OPERATIONS:
Net investment income                                                              $      377,448    $      245,814
Net realized loss on investments and futures contracts                                   (371,434)       (2,364,659)
Net change in unrealized appreciation/depreciation
   on investments and futures contracts                                                 9,268,500        (5,099,064)
                                                                                   --------------    --------------
        Net Increase (Decrease) from Operations                                         9,274,514        (7,217,909)
                                                                                   --------------    --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                  (680)             (587)
    Class B                                                                              (377,651)         (243,630)
Return of capital:
    Class A                                                                                    --               (53)
    Class B                                                                                    --           (21,942)
                                                                                   --------------    --------------
    Total Distributions Declared to Shareholders                                         (378,331)         (266,212)
                                                                                   --------------    --------------
SHARE TRANSACTIONS:
Class A:
   Distributions reinvested                                                                   680               640
                                                                                   --------------    --------------
        Net Increase                                                                          680               640
                                                                                   --------------    --------------
Class B:
   Subscriptions                                                                       13,560,308        13,853,223
   Distributions reinvested                                                               377,651           265,572
   Redemptions                                                                         (3,136,822)       (6,727,578)
                                                                                   --------------    --------------
        Net Increase                                                                   10,801,137         7,391,217
                                                                                   --------------    --------------
Net Increase from Share Transactions                                                   10,801,817         7,391,857
                                                                                   --------------    --------------
Total Increase (Decrease) in Net Assets                                                19,698,000           (92,264)
NET ASSETS:
Beginning of period                                                                    28,826,227        28,918,491
                                                                                   --------------    --------------
End of period (including overdistributed net investment income of
   $(934) and $(792), respectively)                                                $   48,524,227    $   28,826,227
                                                                                   ==============    ==============
CHANGES IN SHARES:
Class A:
   Issued for distributions reinvested                                                         71                85
                                                                                   --------------    --------------
        Net Increase                                                                           71                85
                                                                                   --------------    --------------
Class B:
   Subscriptions                                                                        1,585,888         1,597,362
   Issued for distributions reinvested                                                     39,462            35,222
   Redemptions                                                                           (374,208)         (749,858)
                                                                                   --------------    --------------
        Net Increase                                                                    1,251,142           882,726
                                                                                   --------------    --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty S&P 500 Index Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty S&P 500 Index Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FUTURES CONTRACTS--The Fund may invest in municipal, stock indices and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include:
(1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for Real Estate Investment Trust ("REIT") adjustments and distributions in excess were identified and reclassified among the components of the Fund's net assets as follows:

   OVERDISTRIBUTED NET    ACCUMULATED NET        PAID-IN
    INVESTMENT INCOME      REALIZED LOSS         CAPITAL
   -------------------    ---------------        -------
        $ 741                 $ 916             $ (1,657)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                 DECEMBER 31,   DECEMBER 31,
                                     2003           2002
                                 ------------   ------------
Distributions paid from:
    Ordinary Income*               $ 378,331      $ 244,217
    Long-Term Capital Gains               --             --
    Tax Return of Capital                 --         21,995

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED   UNDISTRIBUTED
         ORDINARY       LONG-TERM      NET UNREALIZED
          INCOME       CAPITAL GAINS    DEPRECIATION*
      -------------   --------------   --------------
           $ --           $ --          $ (285,402)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation           $    4,599,890
     Unrealized depreciation               (4,885,292)
                                       --------------
       Net unrealized depreciation     $     (285,402)
                                       ==============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                           CAPITAL LOSS
    EXPIRATION                          CARRYFORWARD
    ----------                          ------------
       2008                             $     19,479
       2009                                  243,840
       2010                                1,209,651
       2011                                   12,140
                                        ------------
                                        $  1,485,110
                                        ============

No capital loss carryforwards were utilized and/or expired during the year ended December 31, 2003 for the Fund.

Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Liberty Advisory Services Corp., the previous investment advisor to the Fund, and Colonial Management Associates, Inc., the previous sub-advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co. Columbia is an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. For the period July 1, 2003 through October 31, 2003, Columbia agreed to waive a portion of its fees at the annual rate of 0.07% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.37%.

   SUB-ADVISORY FEE--State Street Global Advisors ("SSgA") has been retained by Columbia as sub-advisor to the Fund. As the sub-advisor, SSgA is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the fund. Columbia, out of the management fee it receives, pays SSgA a monthly sub-advisory fee at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $50 million                            $ 25,000
Over $50 million                                 0.05%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.091%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.75% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.75% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $11,918,035 and $904,832, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

FINANCIAL HIGHLIGHTS
Liberty S&P 500 Index Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughtout each period is as follows:

                                                                                                           PERIOD
                                                                    YEAR ENDED DECEMBER 31,                 ENDED
                                                             -------------------------------------       DECEMBER 31,
                                                               2003            2002         2001           2000 (a)
                                                             --------        --------     --------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   7.59        $   9.90     $  11.31       $      12.00
                                                             --------        --------     --------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                        0.09            0.09         0.07               0.07
Net realized and unrealized gain (loss) on investments and
   futures contracts                                             2.02           (2.32)       (1.42)             (0.70)
                                                             --------        --------     --------       ------------
    Total from Investment Operations                             2.11           (2.23)       (1.35)             (0.63)
                                                             --------        --------     --------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.08)          (0.07)       (0.06)             (0.06)
Return of capital                                                  --           (0.01)          --                 --
                                                             --------        --------     --------       ------------
    Total Distributions Declared to Shareholders                (0.08)          (0.08)       (0.06)             (0.06)
                                                             --------        --------     --------       ------------
NET ASSET VALUE, END OF PERIOD                               $   9.62        $   7.59     $   9.90       $      11.31
                                                             ========        ========     ========       ============
Total return (c)(d)                                             27.80%(e)      (22.55)%     (11.98)%(e)         (5.29)%(e)(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                     0.69%           0.64%        0.75%              0.75%(h)
Net investment income (g)                                        1.11%           0.99%        0.72%              0.89%(h)
Waiver/reimbursement                                             0.03%             --         0.28%              0.36%(h)
Portfolio turnover rate                                             3%             17%           7%                 2%(f)
Net assets, end of period (000's)                            $     82        $     65     $     83       $         95

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty S&P 500 Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty S&P 500 Index Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION
99.92% of the ordinary income distributed by the Fund, for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION
Liberty Select Value Fund, Variable Series / December 31, 2003

Liberty Select Value Fund, Variable Series seeks long-term growth.

Daniel K. Cantor and Jeffrey C. Kinzel are co-managers of the fund. Mr. Cantor has been affiliated with Columbia Management Advisors, Inc. and its predecessors since 1985. Mr. Kinzel has been with the firm and its predecessors since 1991.

The fund posted a strong return for the year ended December 31, 2003, but did not perform as well as either the S&P MidCap 400 Index or its new benchmark, the Russell Midcap Value Index, which more closely reflects the fund's emphasis on value stocks.

   Early in the period, our emphasis on stable, less-risky companies restrained performance during a bull market led by sharp gains in more speculative stocks. By mid-year, we had positioned the portfolio somewhat more aggressively, and relative returns in the second half were more in line with the S&P MidCap 400 benchmark.

TURNAROUND YEAR FOR VALUE STOCKS
After several years of poor returns, equities roared back to life in 2003 as the S&P 500 Index, a broad measure of the stock market's performance, gained 28.68%. Uncertainty related to military action in Iraq held equity performance back early in the year. By the second quarter, expectations for economic recovery began to fuel a rally in stocks even though signs of an improvement were scant. The rally broadened in the second half as more tangible evidence of a recovery emerged. Industrial production rose, retail sales increased, interest rates remained low and inflation was minimal. Later in the year, capital spending by businesses also picked up, particularly helping the industrial, energy and telecommunications sectors.

GAINS CAME FROM PAPER, INDUSTRIALS AND ENERGY
Early in the year we boosted our holdings in stocks we believed would benefit from a more buoyant economy, and this strategy paid off. Paper company Georgia-Pacific and the diversified industrial firm Carlisle Companies (1.5% and 1.4% of net assets, respectively) were both up more than 50% for the year. The two largest contributors to performance were Navistar International and XTO Energy (1.8% and 2.7% of net assets, respectively). Navistar benefited from a budding recovery in medium and heavy-duty trucks, and natural gas producer XTO was helped by higher gas prices and strong production growth. Another large contributor was International Game Technology, which makes gaming products. Its growth was driven by gaming expansion in the United States, the proliferation of cashless slot machines and increasing opportunities overseas. We sold the stock in late December after it had risen strongly and appeared fully valued.

DEFENSIVE HOLDINGS HURT RETURNS
Most of the fund's underperformance occurred during the first half of the period, but it affected the full year. Our more defensive investments did not rise as quickly as more aggressive stocks when the market rallied, and this was a drag on performance. For example, we entered the year with a 1.5% stake in Lockheed Martin, which we subsequently sold. The stock had performed well the previous year, but performed poorly as defense companies moved out of favor. We also had disappointing performance from First Health Group (0.8% of net assets), which provides a variety of health care services such as cost management and claims processing. The value declined primarily due to increased competition and severe pricing pressure in one of its key business segments.

MANAGING WITH AN EYE ON RISK
Although we are generally optimistic that the economic recovery will continue to gain breadth and momentum, we continue to manage the fund with an eye on downside risk. Given the run in some of the industrial stocks in the portfolio, we may look for opportunities to take profits in this sector. As value managers, we will continue to seek out companies that meet our disciplined investment criteria. Our goal remains to focus on identifying well-managed companies in good or improving businesses that have the potential to do well under most market conditions.


Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Liberty Select Value Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. The value and returns earned on an investment in the fund may also be affected by stock market fluctuations. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Liberty Select Value Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                     1-YEAR              LIFE
--------------------------------------------------------------
Class A (5/30/00)                     27.61              7.78
Russell Midcap Value Index(1)         38.07             11.99
S&P MidCap 400 Index(1)               35.62              7.77

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/02          12/31/03
--------------------------------------------------------------
Class A                             12.12             15.42

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/03

Class A: $13,089

             CLASS A SHARES  S&P MIDCAP 400 INDEX    RUSSELL MIDCAP VALUE INDEX
 5/30/2000        $  10,000           $    10,000                 $      10,000
 5/31/2000        $  10,200           $    10,375                 $      10,183
 6/30/2000        $  10,066           $    10,528                 $       9,803
 7/31/2000        $  10,333           $    10,694                 $      10,033
 8/31/2000        $  11,184           $    11,888                 $      10,648
 9/30/2000        $  10,983           $    11,806                 $      10,750
10/31/2000        $  11,034           $    11,406                 $      10,954
11/30/2000        $  10,309           $    10,537                 $      10,812
12/31/2000        $  11,139           $    11,351                 $      11,765
 1/31/2001        $  11,551           $    11,605                 $      11,723
 2/28/2001        $  11,206           $    10,942                 $      11,674
 3/31/2001        $  10,961           $    10,129                 $      11,350
 4/30/2001        $  11,769           $    11,246                 $      11,975
 5/31/2001        $  12,106           $    11,508                 $      12,315
 6/30/2001        $  11,870           $    11,462                 $      12,151
 7/31/2001        $  11,971           $    11,291                 $      12,102
 8/31/2001        $  11,676           $    10,922                 $      11,881
 9/30/2001        $  10,238           $     9,563                 $      10,747
10/31/2001        $  10,439           $     9,986                 $      10,804
11/30/2001        $  11,070           $    10,730                 $      11,561
12/31/2001        $  11,533           $    11,285                 $      12,040
 1/31/2002        $  11,626           $    11,226                 $      12,162
 2/28/2002        $  11,828           $    11,240                 $      12,359
 3/31/2002        $  12,377           $    12,043                 $      12,991
 4/30/2002        $  12,411           $    11,987                 $      12,981
 5/31/2002        $  12,444           $    11,784                 $      12,962
 6/30/2002        $  11,760           $    10,922                 $      12,384
 7/31/2002        $  10,923           $     9,864                 $      11,171
 8/31/2002        $  11,000           $     9,914                 $      11,301
 9/30/2002        $   9,835           $     9,115                 $      10,160
10/31/2002        $  10,038           $     9,509                 $      10,483
11/30/2002        $  10,620           $    10,049                 $      11,143
12/31/2002        $  10,256           $     9,636                 $      10,878
 1/31/2003        $   9,993           $     9,365                 $      10,577
 2/28/2003        $   9,764           $     9,141                 $      10,401
 3/31/2003        $   9,748           $     9,218                 $      10,436
 4/30/2003        $  10,366           $     9,887                 $      11,230
 5/31/2003        $  10,957           $    10,696                 $      12,218
 6/30/2003        $  11,033           $    10,831                 $      12,303
 7/31/2003        $  11,363           $    11,227                 $      12,686
 8/31/2003        $  11,727           $    11,725                 $      13,136
 9/30/2003        $  11,506           $    11,545                 $      13,034
10/31/2003        $  12,284           $    12,419                 $      13,991
11/30/2003        $  12,554           $    12,851                 $      14,396
12/31/2003        $  13,089           $    13,082                 $      15,018

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) MidCap 400 Index is an unmanaged index that tracks the performance of middle-capitalization US stocks. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from May 30, 2000.

INVESTMENT PORTFOLIO
Liberty Select Value Fund, Variable Series / December 31, 2003

                                                         SHARES           VALUE
                                                     --------------   --------------
COMMON STOCKS--96.1%
CONSUMER DISCRETIONARY--17.2%
AUTO COMPONENTS--4.3%
Gentex Corp.                                                  9,700   $      428,352
Johnson Controls, Inc.                                        3,300          383,196
Lear Corp.                                                    7,900          484,507
Superior Industries International                             8,400          365,568
                                                                      --------------
                                                                           1,661,623
                                                                      --------------
HOTELS, RESTAURANTS & LEISURE--3.2%
Brinker International, Inc. (a)                              14,000          464,240
Darden Restaurants, Inc.                                      8,700          183,048
Harrah's Entertainment, Inc.                                  6,300          313,551
Six Flags, Inc. (a)                                          36,000          270,720
                                                                      --------------
                                                                           1,231,559
                                                                      --------------
HOUSEHOLD DURABLES--0.8%
Newell Rubbermaid, Inc.                                      12,600          286,902
                                                                      --------------
LEISURE EQUIPMENT & PRODUCTS--0.7%
Mattel, Inc.                                                 14,600          281,342
                                                                      --------------
MEDIA--2.3%
Knight-Ridder, Inc.                                           4,100          317,217
Mediacom Communications Corp. (a)                            18,800          162,996
New York Times Co., Class A                                   8,000          382,320
                                                                      --------------
                                                                             862,533
                                                                      --------------
MULTI-LINE RETAIL--2.3%
Federated Department Stores, Inc.                            19,000          895,470
                                                                      --------------
SPECIALTY RETAIL--3.2%
Borders Group, Inc. (a)                                      16,100          352,912
Ross Stores, Inc.                                            10,800          285,444
TJX Companies, Inc.                                          26,000          573,300
                                                                      --------------
                                                                           1,211,656
                                                                      --------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Wolverine World Wide, Inc.                                    7,100          144,698
                                                                      --------------

CONSUMER STAPLES--4.6%
BEVERAGES--0.8%
Pepsi Bottling Group, Inc.                                   12,000          290,160
                                                                      --------------
FOOD PRODUCTS--2.7%
Dean Foods Co. (a)                                           26,300          864,481
Hormel Foods Corp.                                            6,900          178,089
                                                                      --------------
                                                                           1,042,570
                                                                      --------------
PERSONAL PRODUCTS--1.1%
Avon Products, Inc.                                           6,400          431,936
                                                                      --------------

ENERGY--6.8%
ENERGY EQUIPMENT & SERVICES--2.5%
BJ Services Co. (a)                                           5,400          193,860
Noble Corp. (a)                                               8,200          293,396
Transocean, Inc. (a)                                         12,650          303,726
Weatherford International Ltd. (a)                            4,400          158,400
                                                                      --------------
                                                                             949,382
                                                                      --------------
OIL & GAS--4.3%
Amerada Hess Corp.                                            7,100   $      377,507
Occidental Petroleum Corp.                                    6,100          257,664
XTO Energy, Inc.                                             35,833        1,014,074
                                                                      --------------
                                                                           1,649,245
                                                                      --------------

FINANCIALS--22.2%
BANKS--11.6%
Banknorth Group, Inc.                                        12,800          416,384
Charter One Financial, Inc.                                  10,895          376,422
City National Corp.                                           6,300          391,356
Cullen/Frost Bankers, Inc.                                    3,800          154,166
Golden West Financial Corp.                                   9,600          990,624
Greenpoint Financial Corp.                                   13,500          476,820
North Fork Bancorporation, Inc.                              13,900          562,533
Sovereign Bancorp, Inc.                                      26,500          629,375
Webster Financial Corp.                                       9,100          417,326
                                                                      --------------
                                                                           4,415,006
                                                                      --------------
DIVERSIFIED FINANCIALS--3.9%
Bear Stearns Companies, Inc.                                  4,200          335,790
Citigroup, Inc.                                               6,831          331,577
Janus Capital Group, Inc.                                    34,700          569,427
Lehman Brothers Holdings, Inc.                                3,500          270,270
                                                                      --------------
                                                                           1,507,064
                                                                      --------------
INSURANCE--6.7%
Ambac Financial Group, Inc.                                   7,250          503,077
Cincinnati Financial Corp.                                    5,300          221,964
Loews Corp.                                                   4,300          212,635
Nationwide Financial Services, Class A                        7,400          244,644
Old Republic International Corp.                              4,500          114,120
PMI Group, Inc.                                              12,300          457,929
Radian Group, Inc.                                            9,900          482,625
St. Paul Companies, Inc.                                      7,900          313,235
                                                                      --------------
                                                                           2,550,229
                                                                      --------------

HEALTH CARE--4.6%
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
Biomet, Inc.                                                 10,000          364,100
Millipore Corp. (a)                                           6,900          297,045
                                                                      --------------
                                                                             661,145
                                                                      --------------
HEALTH CARE PROVIDERS & SERVICES--2.9%
Anthem, Inc. (a)                                              2,700          202,500
First Health Group Corp. (a)                                 15,800          307,468
HCA, Inc.                                                     6,800          292,128
WellPoint Health Networks, Inc. (a)                           3,200          310,368
                                                                      --------------
                                                                           1,112,464
                                                                      --------------

INDUSTRIALS--13.1%
AEROSPACE & DEFENSE--1.0%
Alliant Techsystems, Inc. (a)                                 4,300          248,368
Northrop Grumman Corp.                                        1,200          114,720
                                                                      --------------
                                                                             363,088
                                                                      --------------

                       See Notes to Investment Portfolio.

                                                         SHARES           VALUE
                                                     --------------   --------------
AIR FREIGHT & LOGISTICS--0.6%
CNF, Inc.                                                     6,500   $      220,350
                                                                      --------------
AIRLINES--0.6%
AMR Corp. (a)                                                18,600          240,870
                                                                      --------------
COMMERCIAL SERVICES & SUPPLIES--4.1%
Brink's Co.                                                  20,000          452,200
Cendant Corp. (a)                                            24,400          543,388
DST Systems, Inc. (a)                                         6,500          271,440
Manpower, Inc.                                                6,700          315,436
                                                                      --------------
                                                                           1,582,464
                                                                      --------------
ELECTRICAL EQUIPMENT--0.5%
Ametek, Inc.                                                  4,000          193,040
                                                                      --------------
INDUSTRIAL CONGLOMERATES--1.4%
Carlisle Companies, Inc.                                      8,900          541,654
                                                                      --------------
MACHINERY--4.9%
AGCO Corp. (a)                                                6,000          120,840
Dover Corp.                                                   5,800          230,550
Ingersoll-Rand Co., Class A                                   6,200          420,856
Mueller Industries, Inc. (a)                                  4,700          161,492
Navistar International Corp. (a)                             14,300          684,827
Parker Hannifin Corp.                                         4,000          238,000
                                                                      --------------
                                                                           1,856,565
                                                                      --------------

INFORMATION TECHNOLOGY--8.7%
COMMUNICATIONS EQUIPMENT--1.0%
Andrew Corp. (a)                                             31,900          367,169
                                                                      --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.0%
Amphenol Corp., Class A (a)                                  10,000          639,300
Arrow Electronics, Inc. (a)                                  10,400          240,656
AVX Corp.                                                    13,600          226,032
Littelfuse, Inc. (a)                                         11,000          317,020
Varian, Inc. (a)                                              6,700          279,591
Vishay Intertechnology, Inc. (a)                              9,450          216,405
                                                                      --------------
                                                                           1,919,004
                                                                      --------------
INFORMATION TECHNOLOGY CONSULTING &
   SERVICES--1.0%
Affiliated Computer Services, Inc.,
   Class A (a)                                                6,900          375,774
                                                                      --------------
OFFICE ELECTRONICS--0.6%
Zebra Technologies Corp., Class A (a)                         3,800          252,206
                                                                      --------------
SOFTWARE--1.1%
Reynolds & Reynolds Co., Class A                             14,100          409,605
                                                                      --------------

MATERIALS--12.2%
CHEMICALS--7.3%
Air Products & Chemicals, Inc.                                6,800          359,244
Eastman Chemical Co.                                          9,100          359,723
Engelhard Corp.                                              11,200          335,440
International Flavors & Fragrances, Inc.                     14,900          520,308
Lubrizol Corp.                                                7,900          256,908
OM Group, Inc. (a)                                            4,700          123,093
PPG Industries, Inc.                                          6,700          428,934
Praxair, Inc.                                                10,600          404,920
                                                                      --------------
                                                                           2,788,570
                                                                      --------------
CONTAINERS & PACKAGING--1.7%
Crown Holdings, Inc. (a)                                     25,000   $      226,500
Packaging Corp. of America                                   12,200          266,692
Pactiv Corp. (a)                                              6,000          143,400
                                                                      --------------
                                                                             636,592
                                                                      --------------
PAPER & FOREST PRODUCTS--3.2%
Boise Cascade Corp.                                           8,500          279,310
Georgia-Pacific Corp.                                        18,100          555,127
MeadWestvaco Corp.                                           13,634          405,612
                                                                      --------------
                                                                           1,240,049
                                                                      --------------

TELECOMMUNICATION SERVICES--1.4%
WIRELESS TELECOMMUNICATION SERVICES--1.4%
Telephone & Data Systems, Inc.                                8,500          531,675
                                                                      --------------

UTILITIES--5.3%
ELECTRIC UTILITIES--4.6%
Allete, Inc.                                                  6,700          205,020
Entergy Corp.                                                 5,400          308,502
Exelon Corp.                                                  7,850          520,926
PPL Corp.                                                     5,700          249,375
Progress Energy, Inc.                                        10,800          488,808
                                                                      --------------
                                                                           1,772,631
                                                                      --------------
MULTI-UTILITIES & UNREGULATED POWER- 0.7%
Energy East Corp.                                            11,300          253,120
                                                                      --------------
TOTAL COMMON STOCKS
   (cost of $30,597,499)                                                  36,729,410
                                                                      --------------

                                                          PAR
                                                     --------------
SHORT-TERM OBLIGATION--5.0%
Repurchase agreement with State Street
   Bank & Trust Co., dated
   12/31/03, due 01/02/04 at 0.780%,
   collateralized by a U.S. Treasury
   Bond maturing 08/15/28,
   market value $1,937,922
   (repurchase proceeds $1,896,082)
   (cost of $1,896,000)                              $    1,896,000        1,896,000
                                                                      --------------
TOTAL INVESTMENTS--101.1%
   (cost of $32,493,499) (b)                                              38,625,410
                                                                      --------------
OTHER ASSETS & LIABILITIES, NET--(1.1)%                                     (425,012)
                                                                      --------------
NET ASSETS--100.0%                                                    $   38,200,398
                                                                      ==============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $32,542,033.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Select Value Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                     $   32,493,499
                                                                         --------------
Investments, at value                                                    $   38,625,410
Cash                                                                                354
Receivable for:
   Fund shares sold                                                               5,272
   Interest                                                                          41
   Dividends                                                                     29,802
   Expense reimbursement due from Distributor                                     5,969
Deferred Trustees' compensation plan                                              1,736
                                                                         --------------
     TOTAL ASSETS                                                            38,668,584
                                                                         --------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                      410,122
   Investment advisory fee                                                       21,874
   Transfer agent fee                                                               625
   Pricing and bookkeeping fees                                                     856
   Trustees' fees                                                                   209
   Audit fee                                                                     21,280
   Custody fee                                                                      733
   Distribution fee--Class B                                                      7,865
Deferred Trustees' fees                                                           1,736
Other liabilities                                                                 2,886
                                                                         --------------
     TOTAL LIABILITIES                                                          468,186
                                                                         --------------
NET ASSETS                                                               $   38,200,398
                                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $   32,844,651
Overdistributed net investment income                                            (1,403)
Accumulated net realized loss                                                  (774,761)
Net unrealized appreciation on investments                                    6,131,911
                                                                         --------------
NET ASSETS                                                               $   38,200,398
                                                                         ==============
CLASS A:
Net assets                                                               $    1,418,237
Shares outstanding                                                               91,949
                                                                         ==============
Net asset value per share                                                $        15.42
                                                                         ==============
CLASS B:
Net assets                                                               $   36,782,161
Shares outstanding                                                            2,387,050
                                                                         ==============
Net asset value per share                                                $        15.41
                                                                         ==============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Select Value Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                $      368,766
Interest                                                                         20,786
                                                                         --------------
   Total Investment Income                                                      389,552
                                                                         --------------
EXPENSES:
Investment advisory fee                                                         211,079
Distribution fee--Class B                                                        72,709
Transfer agent fee                                                                7,500
Pricing and bookkeeping fees                                                     12,441
Trustees' fees                                                                    6,617
Custody fee                                                                       4,785
Audit fee                                                                        28,495
Other expenses                                                                   14,784
                                                                         --------------
   Total Expenses                                                               358,410
Fees reimbursed by Distributor--Class B                                         (28,337)
Custody earnings credit                                                              (6)
                                                                         --------------
   Net Expenses                                                                 330,067
                                                                         --------------
Net Investment Income                                                            59,485
                                                                         --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                               (705,613)
Net change in unrealized appreciation/depreciation on investments             8,564,493
                                                                         --------------
Net Gain                                                                      7,858,880
                                                                         --------------
Net Increase in Net Assets from Operations                               $    7,918,365
                                                                         ==============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Select Value Fund, Variable Series / December 31, 2003

                                                                                     YEAR ENDED        YEAR ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                      2003              2002
----------------------------------                                                 --------------    --------------
OPERATIONS:
Net investment income                                                              $       59,485    $       18,662
Net realized loss on investments                                                         (705,613)          (64,635)
Net change in unrealized appreciation/depreciation on investments                       8,564,493        (2,874,205)
                                                                                   --------------    --------------
        Net Increase (Decrease) from Operations                                         7,918,365        (2,920,178)
                                                                                   --------------    --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                (4,195)           (1,387)
    Class B                                                                               (55,597)          (20,257)
                                                                                   --------------    --------------
    Total Distributions Declared to Shareholders                                          (59,792)          (21,644)
                                                                                   --------------    --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                          578,918           546,422
   Distributions reinvested                                                                 4,195             1,387
   Redemptions                                                                            (93,140)           (9,127)
                                                                                   --------------    --------------
        Net Increase                                                                      489,973           538,682
                                                                                   --------------    --------------
Class B:
   Subscriptions                                                                        7,832,430        14,432,250
   Distributions reinvested                                                                55,597            20,257
   Redemptions                                                                         (3,283,568)       (3,803,086)
                                                                                   --------------    --------------
        Net Increase                                                                    4,604,459        10,649,421
                                                                                   --------------    --------------
Net Increase from Share Transactions                                                    5,094,432        11,188,103
                                                                                   --------------    --------------
Total Increase in Net Assets                                                           12,953,005         8,246,281
NET ASSETS:
Beginning of period                                                                    25,247,393        17,001,112
                                                                                   --------------    --------------
End of period (including overdistributed net investment income of $(1,403) and
   $(1,096), respectively)                                                         $   38,200,398    $   25,247,393
                                                                                   ==============    ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           46,620            44,354
   Issued for distributions reinvested                                                        272               115
   Redemptions                                                                             (7,103)             (752)
                                                                                   --------------    --------------
        Net Increase                                                                       39,789            43,717
                                                                                   --------------    --------------
Class B:
   Subscriptions                                                                          601,441         1,069,404
   Issued for distributions reinvested                                                      3,606             1,685
   Redemptions                                                                           (251,382)         (275,153)
                                                                                   --------------    --------------
        Net Increase                                                                      353,665           795,936
                                                                                   --------------    --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Select Value Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty Select Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                DECEMBER 31,  DECEMBER 31,
                                    2003          2002
                                ------------  ------------
Distributions paid from:
     Ordinary Income*             $ 59,792      $ 21,644
     Long-Term Capital Gains            --            --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

 UNDISTRIBUTED    UNDISTRIBUTED
    ORDINARY        LONG-TERM     NET UNREALIZED
     INCOME       CAPITAL GAINS    APPRECIATION*
 -------------    -------------   --------------
     $ 319            $ --         $ 6,083,377

* The differences between book-basis and tax-basis net unrealized appreciationare primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation           $    7,763,880
     Unrealized depreciation               (1,680,503)
                                       --------------
       Net unrealized appreciation     $    6,083,377
                                       ==============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2010                               $   20,614
       2011                                  705,613
                                          ----------
                                          $  726,227
                                          ==========

No capital loss carryforwards were utilized and/or expired during the year ended December 31, 2003 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Liberty Advisory Services Corp., the previous investment advisor to the Fund, and Colonial Management Associates, Inc., the previous sub-advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co. Columbia is an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $500 million                             0.70%
Next $500 million                              0.65%
Over $1 billion                                0.60%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.70% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.70%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.041%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $9,218,751 and $3,400,322, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

FINANCIAL HIGHLIGHTS
Liberty Select Value Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                          PERIOD
                                                                       YEAR ENDED DECEMBER 31,            ENDED
                                                           --------------------------------------      DECEMBER 31,
                                                             2003           2002           2001          2000 (a)
                                                           --------       --------       --------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  12.12       $  13.66       $  13.24      $      12.00
                                                           --------       --------       --------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                      0.05           0.03           0.05              0.09
Net realized and unrealized gain (loss) on investments         3.30          (1.54)          0.42              1.28
                                                           --------       --------       --------      ------------
     Total from Investment Operations                          3.35          (1.51)          0.47              1.37
                                                           --------       --------       --------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.05)         (0.03)         (0.03)            (0.07)
From net realized gains                                          --             --          (0.02)               --(c)
Return of capital                                                --             --             --             (0.06)
                                                           --------       --------       --------      ------------
     Total Distributions Declared to Shareholders             (0.05)         (0.03)         (0.05)            (0.13)
                                                           --------       --------       --------      ------------
NET ASSET VALUE, END OF PERIOD                             $  15.42       $  12.12       $  13.66      $      13.24
                                                           ========       ========       ========      ============
Total return (d)(e)                                           27.61%        (11.07)%         3.55%(f)         11.38%(f)(g)
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Expenses (h)                                                   0.95%          0.93%          1.10%             1.10%(i)
Net investment income (h)                                      0.35%          0.26%          0.34%             1.13%(i)
Waiver/reimbursement                                             --             --           0.48%             1.31%(i)
Portfolio turnover rate                                          12%            21%            15%               26%(g)
Net assets, end of period (000's)                          $  1,418       $    632       $    115      $        111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty Select Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Select Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund, for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION

Newport Tiger Fund, Variable Series / December 31, 2003

Newport Tiger Fund, Variable Series seeks capital appreciation.

Eric Sandlund and Christopher Legallet are co-managers of the fund. Mr. Sandlund has co-managed the fund since August 2002. Mr. Legallet, chief investment officer-international equities of Columbia Advisors, Inc., has co-managed the fund since January 1999.

The fund posted substantial gains for the 12-month period ended December 31, 2003, but came out slightly behind its benchmark, the MSCI All Country Free Asia ex Japan Index. The fund benefited from a strong rebound in Asian markets during the second half of the year. Once SARS (severe acute respiratory syndrome) appeared under control, major military campaigns in Iraq ended and global economic growth improved, Asian stocks took off. The fund modestly trailed its benchmark in part because of selected technology investments, which suffered as investors worried that the strong product sales of 2003 might not be sustainable in 2004.

GROWING COMMITMENTS TO INDIA AND THAILAND
During the 12-month period, we added to our positions in countries with growing economies and strong upward trends in domestic consumption and infrastructure development, such as India and Thailand. The fund had a bigger stake than its benchmark in India, where the economy is expected to grow at a rate of 8.0% in 2004. During the past year, the Indian economy benefited from relatively low interest rates and expansion in the manufacturing and service sectors. In India, we purchased Bajaj Auto, a motorcycle distributor; Bharat Forge, a producer of axles and crankshafts for heavy vehicles and machinery and Maruti Udyog, a manufacturer of low-cost automobiles for the domestic population (0.3%, 0.4% and 1.0% of net assets, respectively). All three stocks added to total return.

   We also increased our investments in Thailand, making it the fifth largest country in the portfolio at the end of the period. In the consumer staples area, we added Thai Union Frozen Products (0.5% of net assets), one of the largest canned fish producers in the world. The company owns the Chicken of the Sea tuna brand and exports shrimp from Thailand to the United States. We took some profits in Land & House (1.6% of net assets), a company that has contributed significantly to performance for more than a year and continues to be a positive holding for the fund. This sale lowered our exposure to the property sector in Thailand.

REDUCED EXPOSURE TO CHINA AND HONG KONG
Although we maintained significant commitments to China and Hong Kong, we reduced our exposure to both markets for the following reasons. First, we viewed the prospects for individual holdings as less attractive than securities we found elsewhere. Second, we thought other stock markets offered more plentiful opportunities. In China, we cut back on Huaneng Power International (3.5% of net assets), the country's largest electric utility, when the stock's valuation rose beyond our target. In our opinion, Huaneng Power International continues to be a proxy for China's attractive long-term growth potential, and it remains an important position for the fund. After trimming our stake in a number of Hong Kong stocks that had done well, we added Standard Chartered (1.3% of net assets), a diversified financial institution that does business in the emerging economies of Asia.

   We maintained investments in Indonesia, South Korea, Malaysia, Taiwan and other parts of Asia. Certain South Korean investments, however, hampered returns. We held on even as an uncertain regulatory environment hurt telecommunications company KT Corporation, and concerns about the nation's growing level of debt hampered Kookmin Bank (1.4% and 1.8% of net assets, respectively).

POSITIONED FOR GLOBAL ECONOMIC GROWTH
If global economic growth picks up, we expect the Asian economies to benefit from increased export activity as well as expansion of their domestic markets. We have positioned the portfolio to take advantage of these trends.


Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Newport Tiger Fund, Variable Series offers long-term growth potential; however, the net asset value of the fund will fluctuate due to economic and political developments and currency exchange rate fluctuations. Many of the Asian countries are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Newport Tiger Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                     1-YEAR   5-YEAR     LIFE
--------------------------------------------------------------
Class A (5/1/95)                      44.79     6.80     1.63
MSCI All Country Free Asia
  ex Japan Index(1)                   46.98     6.68    -1.10

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/02  12/31/03
------------------------------------------------------
Class A                              1.45      2.08

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/1/95 - 12/31/03

Class A: $11,501

             CLASS A SHARES    MSCI ALL COUNTRY FREE ASIA EX JAPAN INDEX
 5/31/1995        $  11,100                                 $     11,125
 6/30/1995        $  10,900                                 $     10,951
 7/31/1995        $  11,200                                 $     11,157
 8/31/1995        $  10,851                                 $     10,643
 9/30/1995        $  11,050                                 $     10,770
10/31/1995        $  11,000                                 $     10,584
11/30/1995        $  11,050                                 $     10,344
12/31/1995        $  11,501                                 $     10,855
 1/31/1996        $  12,661                                 $     11,699
 2/29/1996        $  12,560                                 $     11,826
 3/31/1996        $  12,560                                 $     11,912
 4/30/1996        $  12,510                                 $     12,341
 5/31/1996        $  12,460                                 $     12,203
 6/30/1996        $  12,208                                 $     12,021
 7/31/1996        $  11,552                                 $     11,134
 8/31/1996        $  11,956                                 $     11,470
 9/30/1996        $  12,308                                 $     11,668
10/31/1996        $  12,207                                 $     11,446
11/30/1996        $  12,813                                 $     11,986
12/31/1996        $  12,851                                 $     11,944
 1/31/1997        $  12,750                                 $     12,191
 2/28/1997        $  12,750                                 $     12,295
 3/31/1997        $  11,985                                 $     11,600
 4/30/1997        $  11,781                                 $     11,428
 5/31/1997        $  12,852                                 $     11,944
 6/30/1997        $  13,464                                 $     12,381
 7/31/1997        $  13,668                                 $     12,485
 8/31/1997        $  11,324                                 $     10,272
 9/30/1997        $  11,681                                 $     10,225
10/31/1997        $   9,028                                 $      7,952
11/30/1997        $   8,876                                 $      7,407
12/31/1997        $   8,850                                 $      7,130
 1/31/1998        $   7,556                                 $      6,514
 2/28/1998        $   9,212                                 $      7,895
 3/31/1998        $   9,161                                 $      7,779
 4/30/1998        $   8,385                                 $      7,097
 5/31/1998        $   7,246                                 $      6,014
 6/30/1998        $   6,522                                 $      5,339
 7/31/1998        $   6,004                                 $      5,204
 8/31/1998        $   5,124                                 $      4,454
 9/30/1998        $   6,003                                 $      4,896
10/31/1998        $   7,763                                 $      5,961
11/30/1998        $   8,281                                 $      6,442
12/31/1998        $   8,281                                 $      6,576
 1/31/1999        $   7,806                                 $      6,471
 2/28/1999        $   7,806                                 $      6,345
 3/31/1999        $   8,492                                 $      7,106
 4/30/1999        $  10,338                                 $      8,405
 5/31/1999        $   9,652                                 $      8,223
 6/30/1999        $  10,707                                 $      9,508
 7/31/1999        $  10,707                                 $      9,299
 8/31/1999        $  10,760                                 $      9,529
 9/30/1999        $  10,338                                 $      8,862
10/31/1999        $  11,023                                 $      9,147
11/30/1999        $  12,342                                 $     10,017
12/31/1999        $  13,912                                 $     10,829
 1/31/2000        $  13,274                                 $     10,775
 2/29/2000        $  13,646                                 $     10,550
 3/31/2000        $  14,177                                 $     10,798
 4/30/2000        $  13,274                                 $      9,808
 5/31/2000        $  12,530                                 $      8,955
 6/30/2000        $  13,857                                 $      9,428
 7/31/2000        $  13,805                                 $      9,024
 8/31/2000        $  13,698                                 $      8,957
 9/30/2000        $  12,742                                 $      7,931
10/31/2000        $  12,159                                 $      7,307
11/30/2000        $  11,522                                 $      7,024
12/31/2000        $  11,736                                 $      7,013
 1/31/2001        $  12,594                                 $      7,916
 2/28/2001        $  11,843                                 $      7,542
 3/31/2001        $  10,396                                 $      6,688
 4/30/2001        $  10,985                                 $      6,698
 5/31/2001        $  10,664                                 $      6,688
 6/30/2001        $  10,342                                 $      6,528
 7/31/2001        $  10,127                                 $      6,281
 8/31/2001        $   9,484                                 $      6,183
 9/30/2001        $   7,984                                 $      5,211
10/31/2001        $   8,198                                 $      5,492
11/30/2001        $   9,109                                 $      6,226
12/31/2001        $   9,566                                 $      6,744
 1/31/2002        $   9,566                                 $      7,013
 2/28/2002        $   9,404                                 $      7,065
 3/31/2002        $   9,782                                 $      7,538
 4/30/2002        $   9,782                                 $      7,616
 5/31/2002        $   9,459                                 $      7,444
 6/30/2002        $   8,972                                 $      7,074
 7/31/2002        $   8,486                                 $      6,806
 8/31/2002        $   8,270                                 $      6,685
 9/30/2002        $   7,567                                 $      5,949
10/31/2002        $   7,891                                 $      6,251
11/30/2002        $   8,324                                 $      6,583
12/31/2002        $   7,944                                 $      6,182
 1/31/2003        $   7,889                                 $      6,233
 2/28/2003        $   7,616                                 $      5,981
 3/31/2003        $   7,342                                 $      5,701
 4/30/2003        $   7,451                                 $      5,881
 5/31/2003        $   8,054                                 $      6,389
 6/30/2003        $   8,547                                 $      6,791
 7/31/2003        $   9,258                                 $      7,370
 8/31/2003        $   9,970                                 $      7,936
 9/30/2003        $  10,190                                 $      7,996
10/31/2003        $  10,902                                 $      8,682
11/30/2003        $  10,792                                 $      8,575
12/31/2003        $  11,501                                 $      9,088

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) All Country Free Asia ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from April 30, 1995.

INVESTMENT PORTFOLIO
Newport Tiger Fund, Variable Series / December 31, 2003

                                                        SHARES         VALUE
                                                     ------------   ------------
COMMON STOCKS--100.5%
CONSUMER DISCRETIONARY--11.9%
AUTOMOBILES--4.7%
Bajaj Auto Ltd.                                             4,000   $     99,987
Hyundai Motor Co., Ltd.                                    15,200        644,230
Maruti Udyog Ltd. (a)                                      35,462        293,282
PT Astra International, Inc. (a)                          518,000        307,510
                                                                    ------------
                                                                       1,345,009
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--1.9%
Genting Berhad                                            128,000        559,158
                                                                    ------------
MEDIA--3.3%
Singapore Press Holdings Ltd.                              54,164        602,779
Television Broadcasts Ltd.                                 66,000        333,241
                                                                    ------------
                                                                         936,020
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS--2.0%
Li & Fung Ltd.                                            328,000        561,893
                                                                    ------------

CONSUMER STAPLES--1.4%
FOOD & DRUG RETAILING--0.2%
Convenience Retail Asia Ltd. (a)                          198,000         57,382
                                                                    ------------
FOOD PRODUCTS--1.2%
Nestle India Ltd.                                          14,800        224,277
Thai Union Frozen Products
   Public Co., Ltd.                                       163,600        132,127
                                                                    ------------
                                                                         356,404
                                                                    ------------

FINANCIALS--33.1%
BANKS--19.6%
Bangkok Bank Public Co., Ltd. (a)                         297,400        818,136
Bank Rakyat Indonesia (a)                               1,772,500        263,060
Chinatrust Financial Holding Co., Ltd.                    532,000        534,351
DBS Group Holdings Ltd.                                    32,638        282,505
Hang Seng Bank Ltd.                                        27,700        363,922
Hong Leong Bank Berhad                                    167,000        228,526
Kasikornbank Public Co., Ltd.,
   NVDR (a)                                               455,000        746,419
Kookmin Bank                                               13,783        516,501
Koram Bank (a)                                             12,860        151,104
Public Bank Berhad                                        657,187        536,126
Siam Commercial Bank Public Co.,
   Ltd. (a)                                               189,500        265,436
Standard Chartered PLC                                     23,462        386,351
United Overseas Bank Ltd.                                  66,000        512,984
                                                                    ------------
                                                                       5,605,421
                                                                    ------------

DIVERSIFIED FINANCIALS--5.2%
Hong Leong Credit Berhad                                   68,000         89,474
Housing Development Finance
   Corp., Ltd.                                             78,108      1,106,129
Swire Pacific Ltd., Series A                               50,000        307,841
                                                                    ------------
                                                                       1,503,444
                                                                    ------------
REAL ESTATE--8.3%
City Developments Ltd.                                    133,000   $    473,797
Henderson Land
   Development Co., Ltd.                                   70,000        309,258
SM Prime Holdings, Inc.                                 2,573,000        301,234
Sun Hung Kai Properties Ltd.                              158,000      1,302,463
                                                                    ------------
                                                                       2,386,752
                                                                    ------------

HEALTH CARE--3.7%
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Pihsiang Machinery
   Manufacturing Co., Ltd.                                 24,150         83,938
                                                                    ------------
PHARMACEUTICALS--3.4%
Dr. Reddy's Laboratories Ltd., ADR                         19,300        610,845
Ranbaxy Laboratories Ltd. (a)                              14,700        354,803
                                                                    ------------
                                                                         965,648
                                                                    ------------

INDUSTRIALS--9.1%
CONSTRUCTION & ENGINEERING--1.6%
Land & House Public Co., Ltd.                           1,478,100        473,768
                                                                    ------------
ELECTRICAL EQUIPMENT--0.4%
Phoenixtec Power Co., Ltd.                                 96,480        113,105
                                                                    ------------
INDUSTRIAL CONGLOMERATES--5.0%
China Merchants Holdings
   International Co., Ltd.                                337,000        442,750
Hutchison Whampoa Ltd.                                    133,500        980,132
                                                                    ------------
                                                                       1,422,882
                                                                    ------------
MACHINERY--0.4%
Bharat Forge Ltd.                                           6,200        108,214
                                                                    ------------
TRANSPORTATION INFRASTRUCTURE--1.7%
Zhejiang Expressway Co., Ltd.                             692,000        485,770
                                                                    ------------

INFORMATION TECHNOLOGY--20.8%
COMPUTERS & PERIPHERALS--2.1%
Ambit Microsystems Corp.                                  106,300        280,231
Asustek Computer, Inc.                                    148,500        328,056
                                                                    ------------
                                                                         608,287
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
Synnex Technology International Corp.                     127,000        172,077
Venture Corp., Ltd.                                        18,000        211,977
                                                                    ------------
                                                                         384,054
                                                                    ------------
INFORMATION TECHNOLOGY CONSULTING &
   SERVICES--3.7%
Infosys Technologies Ltd.                                   8,756      1,070,676
                                                                    ------------
INTERNET SOFTWARE & SERVICES--1.0%
NCsoft Corp. (a)                                            4,880        270,315
                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--12.7%
Realtek Semiconductor Corp.                               110,400        188,607
Samsung Electronics Co., Ltd.                               5,250      1,987,201
Taiwan Semiconductor
   Manufacturing Co., Ltd. (a)                            775,624      1,450,725
                                                                    ------------
                                                                       3,626,533
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
MATERIALS--2.7%
CONSTRUCTION MATERIALS--2.7%
Siam Cement Public
   Co., Ltd., NVDR                                        123,450   $    791,376
                                                                    ------------

TELECOMMUNICATION SERVICES--9.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.1%
KT Corp.                                                   10,400        389,291
Philippine Long Distance
   Telephone Co. (a)                                       27,600        482,205
PT Telekomunikasi                                         389,600        312,235
                                                                    ------------
                                                                       1,183,731
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--5.0%
China Mobile Ltd.                                         385,500      1,181,761
Taiwan Cellular Corp.                                     297,000        258,071
                                                                    ------------
                                                                       1,439,832
                                                                    ------------

UTILITIES--8.7%
ELECTRIC UTILITIES--5.2%
Beijing Datang Power
   Generation Co., Ltd.                                   700,000        500,403
Huaneng Power International, Inc.                         578,000      1,001,333
                                                                    ------------
                                                                       1,501,736
                                                                    ------------
GAS UTILITIES--3.5%
Hong Kong & China Gas Co., Ltd                            653,002        996,693
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $18,844,535)                                              28,838,041
                                                                    ------------

                                                          PAR
                                                     ------------
SHORT-TERM OBLIGATION--1.4%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04
   at 0.780%, collateralized by a
   U.S. Treasury Bond maturing
   02/15/29, market value $395,708
   (repurchase proceeds $387,017)
   (cost of $387,000)                                $    387,000        387,000
                                                                    ------------
TOTAL INVESTMENTS--101.9%
   (cost of $19,231,535) (b)                                          29,225,041
                                                                    ------------

OTHER ASSETS & LIABILITIES, NET--(1.9)%                                 (541,424)
                                                                    ------------
NET ASSETS--100.0%                                                  $ 28,683,617
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $19,325,596.

SUMMARY OF SECURITIES                                                % OF TOTAL
BY COUNTRY (UNAUDITED):                                  VALUE       INVESTMENTS
-----------------------                              ------------   ------------
Hong Kong                                            $  6,218,062           21.3%
South Korea                                             3,958,641           13.6
India                                                   3,868,214           13.2
Taiwan                                                  3,409,160           11.7
Thailand                                                3,227,263           11.1
Singapore                                               2,084,042            7.1
China                                                   1,987,506            6.8
Malaysia                                                1,413,284            4.8
Indonesia                                                 882,805            3.0
Philippines                                               783,438            2.7
Bermuda                                                   561,893            1.9
United States                                             387,000            1.3
United Kingdom                                            386,351            1.3
Cayman Islands                                             57,382            0.2
                                                     ------------   ------------
                                                     $ 29,225,041          100.0%
                                                     ============   ============

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM              NAME
            -------  -----------------------------
              ADR    American Depositary Receipt
             NVDR    Non-Voting Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Newport Tiger Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                               $  19,231,535
                                                                   -------------
Investments, at value                                              $  29,225,041
Cash                                                                       3,548
Foreign currency (cost of $70,993)                                        71,099
Receivable for:
   Fund shares sold                                                       24,981
   Interest                                                                    8
   Dividends                                                              20,935
Deferred Trustees' compensation plan                                       4,078
                                                                   -------------
     TOTAL ASSETS                                                     29,349,690
                                                                   -------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                               171,266
   Investment advisory fee                                                21,083
   Transfer agent fee                                                        625
   Pricing and bookkeeping fees                                              950
   Trustees' fees                                                            524
   Audit fee                                                              32,690
   Custody fee                                                             4,165
   Distribution fee--Class B                                                 646
Deferred Trustees' fees                                                    4,078
Foreign capital gains tax accrued                                        426,782
Other liabilities                                                          3,264
                                                                   -------------
     TOTAL LIABILITIES                                                   666,073
                                                                   -------------
NET ASSETS                                                         $  28,683,617
                                                                   =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                    $  31,156,424
Overdistributed net investment income                                     (5,343)
Accumulated net realized loss                                        (12,034,361)
Net unrealized appreciation (depreciation) on:
   Investments                                                         9,993,506
   Foreign currency translations                                             173
   Foreign capital gains tax                                            (426,782)
                                                                   -------------
NET ASSETS                                                         $  28,683,617
                                                                   =============
CLASS A:
Net assets                                                         $  25,683,608
Shares outstanding                                                    12,340,449
                                                                   =============
Net asset value per share                                          $        2.08
                                                                   =============
CLASS B:
Net assets                                                         $   3,000,009
Shares outstanding                                                     1,415,831
                                                                   =============
Net asset value per share                                          $        2.12
                                                                   =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Newport Tiger Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                          $     601,916
Interest                                                                   3,948
                                                                   -------------
   Total Investment Income (net of foreign taxes withheld
    of $51,299)                                                          605,864
                                                                   -------------
EXPENSES:
Investment advisory fee                                                  213,330
Distribution fee--Class B                                                  4,120
Pricing and bookkeeping fees                                              12,067
Transfer agent fee                                                         7,500
Trustees' fees                                                             7,807
Custody fee                                                               58,510
Audit fee                                                                 45,370
Other expenses                                                            14,938
                                                                   -------------
   Total Expenses                                                        363,642
Custody earnings credit                                                      (88)
                                                                   -------------
   Net Expenses                                                          363,554
                                                                   -------------
Net Investment Income                                                    242,310
                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
 CURRENCY AND FOREIGN CAPITAL GAINS TAX:
Net realized gain (loss) on:
   Investments                                                            82,247
   Foreign currency transactions                                         (22,348)
   Foreign capital gains tax                                             (21,551)
                                                                   -------------
     Net realized gain                                                    38,348
                                                                   -------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                         8,854,669
   Foreign currency translations                                             614
   Foreign capital gains tax                                            (426,782)
                                                                   -------------
     Net change in unrealized appreciation/depreciation                8,428,501
                                                                   -------------
Net Gain                                                               8,466,849
                                                                   -------------
Net Increase in Net Assets from Operations                         $   8,709,159
                                                                   =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Newport Tiger Fund, Variable Series

                                                                                   YEAR ENDED      YEAR ENDED
                                                                                  DECEMBER 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                    2003           2002
----------------------------------                                               -------------    -------------
OPERATIONS:
Net investment income                                                            $     242,310    $     304,732
Net realized gain (loss) on investments, foreign currency transactions and
 foreign capital gains tax                                                              38,348          (48,595)
Net change in unrealized appreciation/depreciation on investments, foreign
 currency translations and foreign capital gains tax                                 8,428,501       (3,025,068)
                                                                                 -------------    -------------
     Net Increase (Decrease) from Operations                                         8,709,159       (2,768,931)
                                                                                 -------------    -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                            (238,610)        (253,001)
   Class B                                                                             (19,194)         (11,587)
Return of capital:
   Class A                                                                                  --          (62,217)
   Class B                                                                                  --           (2,850)
                                                                                 -------------    -------------
   Total Distributions Declared to Shareholders                                       (257,804)        (329,655)
                                                                                 -------------    -------------
SHARE TRANSACTIONS:
Class A:
 Subscriptions                                                                       4,595,945      349,774,001
 Distributions reinvested                                                              238,610          315,218
 Redemptions                                                                        (9,993,129)    (357,739,000)
                                                                                 -------------    -------------
     Net Decrease                                                                   (5,158,574)      (7,649,781)
                                                                                 -------------    -------------
Class B:
 Subscriptions                                                                       1,441,440        2,488,667
 Distributions reinvested                                                               19,194           14,437
 Redemptions                                                                          (242,928)      (3,501,399)
                                                                                 -------------    -------------
     Net Increase (Decrease)                                                         1,217,706         (998,295)
                                                                                 -------------    -------------
Net Decrease from Share Transactions                                                (3,940,868)      (8,648,076)
                                                                                 -------------    -------------
Total Increase (Decrease) in Net Assets                                              4,510,487      (11,746,662)
NET ASSETS:

Beginning of period                                                                 24,173,130       35,919,792
                                                                                 -------------    -------------
End of period (including overdistributed net investment income of $(5,343) and
   $(3,562), respectively)                                                       $  28,683,617    $  24,173,130
                                                                                 =============    =============
CHANGES IN SHARES:
Class A:
 Subscriptions                                                                       2,997,732      199,407,089
 Issued for distributions reinvested                                                   115,267          214,434
 Redemptions                                                                        (6,743,620)    (202,704,318)
                                                                                 -------------    -------------
     Net Decrease                                                                   (3,630,621)      (3,082,795)
                                                                                 -------------    -------------
Class B:
   Subscriptions                                                                       802,770        1,369,557
   Issued for distributions reinvested                                                   9,140            9,625
   Redemptions                                                                        (134,468)      (1,874,153)
                                                                                 -------------    -------------
     Net Increase (Decrease)                                                           677,442         (494,971)
                                                                                 -------------    -------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Newport Tiger Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Newport Tiger Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks capital appreciation.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, which tend to be more thinly traded and of lesser quality are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the value of a foreign security may occur subsequent to the close of the exchange or market which would not be reflected in the computation of the Fund's net asset value. In such an event, the foreign security will be valued at the fair value.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FOREIGN CAPITAL GAINS TAX--Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the rate appropriate for each jurisdiction.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for foreign currency transactions, excess return of capital distributions and foreign capital gains tax were identified and reclassified among the components of the Fund's net assets as follows:

     OVERDISTRIBUTED NET       ACCUMULATED         PAID-IN
     INVESTMENT INCOME      NET REALIZED LOSS     CAPITAL
   ----------------------   -----------------   -----------
           $  13,713             $  43,898       $  (57,611)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                      DECEMBER 31,   DECEMBER 31,
                                          2003           2002
                                      ------------   ------------
Distributions paid from:
   Ordinary Income*                   $    257,804   $    264,588
   Long-Term Capital Gains                      --             --
   Tax Return of Capital                        --         65,067

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED        UNDISTRIBUTED
     ORDINARY            LONG-TERM        NET UNREALIZED
      INCOME            CAPITAL GAINS      APPRECIATION*
------------------   -----------------   -----------------
    $  --                  $  --            $  9,472,836

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and foreign capital gains tax.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates was:

     Unrealized appreciation               $ 10,454,400
     Unrealized depreciation                   (554,955)
                                           ------------
     Net unrealized appreciation           $  9,899,445
                                           ============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                      CAPITAL LOSS
    EXPIRATION                     CARRYFORWARD
    ----------                     -------------
       2005                        $   2,121,889
       2006                            5,726,423
       2007                            1,050,865
       2009                            2,161,521
       2010                              879,602
                                   -------------
                                   $  11,940,300
                                   =============

Capital loss carryforwards of $69,477 were utilized and/or expired during the year ended December 31, 2003 for the Fund.

Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

   POST-OCTOBER LOSSES--Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2003, post-October currency losses of $1,046 were deferred to January 1, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Liberty Advisory Services Corp., the previous investment advisor to the Fund, and Newport Fund Management, Inc., the previous sub-advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co. Columbia is an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                 FEE RATE
------------------------                 --------
First $1 billion                           0.90%
Next $500 million                          0.85%
Over $1.5 billion                          0.80%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.90% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.90%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.051%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $6,595,885 and $10,549,508, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS --The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

FINANCIAL HIGHLIGHTS
Newport Tiger Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------
                                                             2003         2002          2001          2000          1999
                                                          ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     1.45   $     1.77    $     2.19    $     2.62    $     1.57
                                                          ----------   ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                       0.02         0.02          0.02          0.02          0.03
Net realized and unrealized gain (loss) on investments,
  foreign currency and foreign capital gains tax                0.63        (0.32)        (0.42)        (0.43)         1.04
                                                          ----------   ----------    ----------    ----------    ----------
     Total from Investment Operations                           0.65        (0.30)        (0.40)        (0.41)         1.07
                                                          ----------   ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.02)       (0.02)        (0.02)        (0.02)        (0.02)
Return of capital                                                 --           --(b)         --            --            --
                                                          ----------   ----------    ----------    ----------    ----------
     Total Distributions Declared to Shareholders              (0.02)       (0.02)        (0.02)        (0.02)        (0.02)
                                                          ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                            $     2.08   $     1.45    $     1.77    $     2.19    $     2.62
                                                          ==========   ==========    ==========    ==========    ==========

Total return (c)(d)                                            44.79%      (16.96)%      (18.48)%      (15.63)%       68.01%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                                    1.52%        1.27%         1.31%         1.15%         1.21%
Net investment income (e)                                       1.06%        0.96%         0.99%         0.80%         1.65%
Portfolio turnover rate                                           28%          28%           24%           22%           12%
Net assets, end of period (000's)                         $   25,684   $   23,087    $   33,688    $   44,346    $   46,125

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Newport Tiger Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Newport Tiger Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

TRUSTEES
Liberty Variable Investment Trust


Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 119 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                                                               NUMBER OF
                                                YEAR FIRST                                   PORTFOLIOS IN
                                                ELECTED OR                                   COLUMBIA FUNDS            OTHER
                               POSITION WITH    APPOINTED      PRINCIPAL OCCUPATION(S)      COMPLEX OVERSEEN       DIRECTORSHIPS
  NAME, ADDRESS AND AGE           FUNDS        TO OFFICE(1)    DURING PAST FIVE YEARS      BY TRUSTEE/DIRECTOR          HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 48)        Trustee         1996      Executive Vice                         119             Orbitz (online
P.O. Box 66100                                              President--Strategy of United                          travel company)
Chicago, IL 60666                                           Airlines (airline) since
                                                            December, 2002 (formerly
                                                            President of UAL Loyalty
                                                            Services (airline) from
                                                            September, 2001 to December,
                                                            2002; Executive Vice
                                                            President and Chief Financial
                                                            Officer of United Airlines
                                                            from March, 1993 to
                                                            September, 2001).

Janet Langford Kelly (age 45)     Trustee         1996      Chief Administrative Officer           119                  None
3100 West Beaver Road                                       and Senior Vice President,
Troy, MI 48084-3163                                         Kmart Holding Corporation
                                                            (consumer goods) since
                                                            September, 2003 (formerly
                                                            Executive Vice President--
                                                            Corporate Development and
                                                            Administration, General
                                                            Counsel and Secretary,
                                                            Kellogg Company (food
                                                            manufacturer), from
                                                            September, 1999 to August,
                                                            2003; Senior Vice President,
                                                            Secretary and General
                                                            Counsel, Sara Lee Corporation
                                                            (branded, packaged,
                                                            consumer-products
                                                            manufacturer) from January,
                                                            1995 to September, 1999).

Richard W. Lowry (age 67)         Trustee         1995      Private Investor since                121(3)                None
10701 Charleston Drive                                      August, 1987 (formerly
Vero Beach, FL 32963                                        Chairman and Chief Executive
                                                            Officer, U.S. Plywood
                                                            Corporation (building
                                                            products manufacturer)).

Charles R. Nelson (age 61)        Trustee         1981      Professor of Economics,                119                  None
Department of Economics                                     University of Washington,
University of Washington                                    since January, 1976; Ford and
Seattle, WA 98195                                           Louisa Van Voorhis Professor
                                                            of Political Economy,
                                                            University of Washington,
                                                            since September, 1993;
                                                            Director, Institute for
                                                            Economic Research, University
                                                            of Washington, since
                                                            September, 2001; Adjunct
                                                            Professor of Statistics,
                                                            University of Washington,
                                                            since September, 1980;
                                                            Associate Editor, Journal of
                                                            Money Credit and Banking,
                                                            since September, 1993;
                                                            consultant on econometric and
                                                            statistical matters.

John J. Neuhauser (age 60)        Trustee         1985      Academic Vice President and         122(3),(4)         Saucony, Inc.
84 College Road                                             Dean of Faculties since                                  (athletic
Chestnut Hill, MA 02467-3838                                August, 1999, Boston College                             footwear);
                                                            (formerly Dean, Boston                                SkillSoft Corp.
                                                            College School of Management                            (e-learning)
                                                            from September, 1977 to
                                                            September, 1999).

                                                                                               NUMBER OF
                                                YEAR FIRST                                   PORTFOLIOS IN
                                                ELECTED OR                                   COLUMBIA FUNDS            OTHER
                               POSITION WITH    APPOINTED      PRINCIPAL OCCUPATION(S)      COMPLEX OVERSEEN       DIRECTORSHIPS
  NAME, ADDRESS AND AGE           FUNDS        TO OFFICE(1)    DURING PAST FIVE YEARS      BY TRUSTEE/DIRECTOR          HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES(CONTINUED)

Patrick J. Simpson (age 58)       Trustee         2000      Partner, Perkins Coie L.L.P.           119                  None
1211 S.W. 5th Avenue                                        (law firm).
Suite 1500
Portland, OR 97204

Thomas E. Stitzel (age 67)        Trustee         1998      Business Consultant since              119                  None
2208 Tawny Woods Place                                      1999 (formerly Professor of
Boise, ID 83706                                             Finance from 1975 to 1999,
                                                            College of Business, Boise
                                                            State University); Chartered
                                                            Financial Analyst.

Thomas C. Theobald (age 66)       Trustee         1996      Managing Director, William             119                Anixter
27 West Monroe Street,              and                     Blair Capital Partners                                 International
Suite 3500                      Chairman of                 (private equity investing)                            (network support
Chicago, IL 60606               the Board(6)                since September, 1994.                                   equipment
                                                                                                                distributor), Jones
                                                                                                                 Lang LaSalle (real
                                                                                                                 estate management
                                                                                                                 services) and MONY
                                                                                                                    Group (life
                                                                                                                     insurance)

Anne-Lee Verville (age 58)        Trustee         1998      Author and speaker on                 120(4)          Chairman of the
359 Stickney Hill Road                                      educational systems needs                           Board of Directors,
Hopkinton, NH 03229                                         (formerly General Manager,                           Enesco Group, Inc.
                                                            Global Education Industry,                          (designer, importer
                                                            IBM Corporation (computer and                        and distributor of
                                                            technology) from 1994 to                                giftware and
                                                            1997).                                                 collectibles)

Richard L. Woolworth (age 62)     Trustee         1991      Retired since December 2003            119             NW Natural (a
100 S.W. Market Street #1500                                (formerly Chairman and Chief                        natural gas service
Portland, OR 97207                                          Executive Officer, The                                   provider)
                                                            Regence Group (regional
                                                            health insurer); Chairman and
                                                            Chief Executive Officer,
                                                            BlueCross BlueShield of
                                                            Oregon; Certified Public
                                                            Accountant, Arthur Young &
                                                            Company).

                                                                                               NUMBER OF
                                                YEAR FIRST                                   PORTFOLIOS IN
                                                ELECTED OR                                   COLUMBIA FUNDS            OTHER
                               POSITION WITH    APPOINTED      PRINCIPAL OCCUPATION(S)     COMPLEX OVERSEEN BY     DIRECTORSHIPS
  NAME, ADDRESS AND AGE           FUNDS        TO OFFICE(1)    DURING PAST FIVE YEARS       TRUSTEE/DIRECTOR            HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

William E. Mayer(2) (age 63)      Trustee         1994      Managing Partner, Park Avenue         121(3)          Lee Enterprises
399 Park Avenue                                             Equity Partners (private                             (print media), WR
Suite 3204                                                  equity) since February, 1999                          Hambrecht + Co.
New York, NY 10022                                          (formerly Founding Partner,                          (financial service
                                                            Development Capital LLC from                         provider) and First
                                                            November 1996 to February,                           Health (healthcare)
                                                            1999).

Joseph R. Palombo(2) (age 50)   Trustee and       2000      Executive Vice President and          120(5)                None
One Financial Center             President                  Chief Operating Officer of
Boston, MA 02111                                            Columbia Management Group,
                                                            Inc. since December, 2001 and
                                                            Director, Executive Vice
                                                            President and Chief Operating
                                                            Officer of Columbia
                                                            Management Advisors, Inc.
                                                            (Advisor) since April, 2003
                                                            (formerly Chief Operations
                                                            Officer of Mutual Funds,
                                                            Liberty Financial Companies,
                                                            Inc. from August, 2000 to
                                                            November, 2001; Executive
                                                            Vice President of Stein Roe &
                                                            Farnham Incorporated (Stein
                                                            Roe) from April, 1999 to
                                                            April, 2003; Director of
                                                            Colonial Management
                                                            Associates, Inc. (Colonial)
                                                            from April, 1999 to April,
                                                            2003; Director of Stein Roe
                                                            from September, 2000 to
                                                            April, 2003) President of
                                                            Columbia Funds and Galaxy
                                                            Funds since February, 2003
                                                            (formerly Vice President
                                                            from September 2002 to February
                                                            2003); Manager of Columbia
                                                            Floating Rate Limited
                                                            Liability Company since
                                                            October, 2000; (formerly Vice
                                                            President of the Columbia
                                                            Funds from April, 1999 to
                                                            August, 2000; Chief Operating
                                                            Officer and Chief Compliance
                                                            Officer, Putnam Mutual Funds
                                                            from December, 1993 to March,
                                                            1999).

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.

(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(6) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003. Prior to that date, Mr. Palombo was Chairman of the Board.

OFFICERS
Liberty Variable Investment Trust

                                                       YEAR FIRST
                                                       ELECTED OR
                                      POSITION WITH     APPOINTED                       PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND AGE         COLUMBIA FUNDS     TO OFFICE                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Vicki L. Benjamin (Age 42)          Chief Accounting      2001      Controller of the Columbia Funds and of the Liberty All-Star
One Financial Center                Officer and                     Funds since May, 2002; Chief Accounting Officer of the Columbia
Boston, MA 02111                    Controller                      Funds and Liberty All-Star Funds since June, 2001; Controller and Chief Accounting Officer of the Galaxy Funds since
                                                                    September, 2002 (formerly Vice President, Corporate Audit,
                                                                    State Street Bank and Trust Company from May, 1998 to April,
                                                                    2001).

J. Kevin Connaughton (Age 39)       Treasurer             2000      Treasurer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                                Funds since December, 2000; Vice President of the Advisor since
Boston, MA 02111                                                    April, 2003 (formerly Controller of the Liberty Funds and of the Liberty All-Star Funds from February, 1998 to October,
                                                                    2000); Treasurer of the Galaxy Funds since September 2002;
                                                                    Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC
                                                                    since December, 2002 (formerly Vice President of Colonial from
                                                                    February, 1998 to October, 2000).

David A. Rozenson (Age 49)          Secretary             2003      Secretary of the Columbia Funds and of the Liberty All-Star
One Financial Center                                                Funds since December, 2003; Senior Counsel, FleetBoston
Boston, MA 02111                                                    Financial Corporation since January, 1996; Associate General
                                                                    Counsel, Columbia Management Group since November, 2002.

LIBERTY VARIABLE INVESTMENT TRUST


      INVESTMENT MANAGER AND ADMINISTRATOR
      Columbia Management Advisors, Inc.
      100 Federal Street
      Boston, MA 02110

      TRANSFER AGENT
      Columbia Funds Services, Inc.
      PO Box 8081
      Boston, MA 02266-8081

[KEYPORT LOGO]

P.O. Box 9133
Wellesley Hills, MA 02481


                                                ANN-02/727Q-1203 (02/04) 04/0389

ITEM 2. CODE OF ETHICS.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed for the series of the registrant whose reports to stockholders are included in this annual filing, as well as the series of the registrant whose reports to stockholders would have been included in this filing had they not merged during the period.

4(a) Aggregate Audit Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                           2003         2002
                           ----         ----
                         $238,600     $340,900

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                           2003         2002
                           ----         ----
                         $67,800      $34,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In fiscal year 2003, Audit-Related Fees primarily consist of certain agreed-upon procedures performed for semi-annual shareholder reports, as well as agreed-upon procedures relating to fund mergers. Audit-Related fees in fiscal year 2002 relate to certain agreed-upon procedures conducted during the conversion of the registrant's accounting system.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Audit-Related services to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                           2003          2002
                           ----          ----
                            0%            N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                           2003          2002
                           ----          ----
                            0%            N/A

(c) Aggregate Tax Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                           2003          2002
                           ----          ----
                         $94,400       $50,000

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in fiscal year 2003 include the review of annual tax returns, the review of calculations of required shareholder distributions, tax compliance testing and agreed-upon procedures relating to fund mergers. Tax fees in fiscal year 2002 include the review of annual tax returns and assistance with foreign tax filings.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Tax Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                           2003          2002
                           ----          ----
                            0%            N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                           2003          2002
                           ----          ----
                            0%            N/A

(d) Aggregate All Other Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                           2003          2002
                           ----          ----
                            $0            $0


All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of All Other Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                           2003          2002
                           ----          ----
                            0%            N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000. During the fiscal year ended December 31, 2002, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time, were approximately $95,000. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                           2003          2002
                           ----          ----
                            0%            N/A

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds

(collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These services will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover the period from July 1 through June 30 of the following year. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, adviser or control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
     - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. ADDITIONAL PRE-APPROVAL INFORMATION

The engagement of the independent auditor to provide Fund Services and Fund-related Adviser Services shall be approved by the Audit Committee prior to the commencement of any such engagement.

     A. Audit Services to the Funds

The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, fund structure or other items.

     B. Audit-related Services to the Funds

The Audit Committee believes that the provision of Audit-related Services is consistent with the SEC's rules on auditor independence, and will grant general pre-approval to specific Audit-related Services.

     C. Tax Services to the Funds

The Audit Committee will grant general pre-approval to those specific Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

     D. All Other Services to the Funds

The Audit Committee will grant general pre-approval to those specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     E. Fund-Related Adviser Services

The Audit Committee will grant general pre-approval to provide specific non-audit services to the funds' investment adviser, or any control affiliates, that relate directly to the funds' operations and financial statements. This includes services customarily required by one or more adviser entities or control affiliates in the ordinary course of their operations.

     F. Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an adviser or control affiliate engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements) exceeds a pre-determined threshold established by the Audit Committee, the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     -    A general description of the services, and
     -    Actual billed and projected fees, and
     - The means by which such Fund Services or Fund-related Adviser Services were approved by the Audit Committee.

In addition, in accordance with Section 208-5 of the Sarbanes-Oxley Act of 2002, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules. In addition, the independent auditor must annually disclose to the Audit Committee all relationships with the funds of which the independent auditor is aware that may be reasonably thought to bear on the auditor's independence. The independent auditor shall tabulate, calculate and disclose its fees annually for such relationships.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are disclosed in 4(b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are also disclosed in 4(b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Liberty Variable Investment Trust
            ----------------------------------------------------------------

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           March 4, 2004
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           March 4, 2004
    ------------------------------------------------------------------------